As filed with the Securities and Exchange Commission on April 21, 2016
File No. 333-119420
811-08580
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-4
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933
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PRE-EFFECTIVE AMENDMENT NO.	/ /
POST-EFFECTIVE AMENDMENT NO. 23	/X/

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 277	/X/

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE

(Exact Name of Registrant)

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

(Name of Depositor)

P.O. BOX 2999
HARTFORD, CT 06104-2999

(Address of Depositor's Principal Offices)

(860) 547-4390

(Depositor's Telephone Number, Including Area Code)

LISA PROCH
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CT 06104-2999

(Name and Address of Agent for Service)
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APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
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It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b) of Rule 485
/X/	on May 2, 2016 pursuant to paragraph (b) of Rule 485
/ /	60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /	on pursuant to paragraph (a)(1) of Rule 485
/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

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PART A

THE DIRECTOR M EDGE
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

The variable annuity products described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with the in-force annuity block of contracts. However, we continue to administer the in force annuity contracts. This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”). You should read the terms of your contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity. This is an individual, deferred, flexible-premium variable annuity. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

✓	AIM Variable Insurance Funds	✓	Lord, Abbett & Co. LLC

✓	AllianceBernstein L.P.	✓	Oppenheimer Variable Account Funds

✓	Fidelity Investments	✓	Putnam Investments, LLC

✓	Hartford HLS Funds	✓	The Universal Institutional Funds, Inc.

✓	Hartford Investment Management Company

Please read this prospectus carefully and keep it for your records and for future reference. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC” or “Commission”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PROSPECTUS DATED: MAY 2, 2016 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 2, 2016

1. Highlights
a. Overview
This Contract and all features are closed to new investors.
This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.
This variable annuity provides:

✓	Different investment options. (Sections 3, 5(a) & Appendix A)
✓	Tax-free transfers among investment options. (Sections 5(a), Appendix Tax)
✓	Tax deferral on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), Appendix Tax)
✓	Several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)
✓	Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))
✓	Different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))
b. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus*	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal Benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder*	Guaranteed Minimum Lifetime Withdrawal Benefit
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights
The Hartford’s Lifetime Income Foundation*	Guaranteed Minimum Lifetime Withdrawal Benefit
* No longer available for sale.
For The Hartford’s Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford’s Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected are identified on your application and Contract. Not every optional feature was available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 6, 7 and Appendices B and C.
c. Investment Options (Sections 3, 5(a) & Appendices II & A)
You may invest in:

✓	Funds with different investment strategies, objectives and risk/reward profiles.
✓	In certain circumstances, you were able to invest in a Fixed Accumulation Feature. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

d. Charges and Fees (Sections 2, 5(b), 5(c) & Appendices II & A)
You will pay the following types of fees:

✓	Sales charges (varies by Contract version)
✓	Contract expenses (varies by Contract version)
✓	Optional rider fees (if selected)
✓	Fund expenses
Here are a few suggestions that might make it easier for you to use this prospectus:

✓
We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a “Contract”).

✓
We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

✓
Know what kind of variable annuity you purchased. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your Contract.

✓
 The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

f. Commissions for selling this variable annuity (Section 8(f) & Appendix A)
We paid a commission for selling this variable annuity and even though this product is no longer available for new sales, commissions may continue to be paid for past sales. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age.

Surrender Offers
In 2013 and 2014 we made an Enhanced Surrender Value offers (“Offers”) to certain Contract Owners. The Offers provided you the option to fully surrender your Contract in return for an enhanced surrender value. The Offers are no longer available. We may make additional offers in the future that may be similar to the Offers or may be different than the Offers. We will notify you in writing if additional offers are available.

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your variable annuity. The first table describes the fees and expenses that you will pay at the time that you buy or Surrender this variable annuity. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
$0 - $49,999	5.5%
$50,000 - $99,999	4.5%
$100,000 - $249,999	3.5%
$250,000 - $499,999	2.5%
$500,000 - $999,999	2.0%
$1,000,000+	1.0%
Contingent Deferred Sales Charge* (as a percentage of Premium Payments) First Year	0%
Second Year	0%
Third Year	0%
Fourth Year	0%
Fifth Year	0%
Sixth Year	0%
Seventh Year	0%
Eighth Year	0%
Ninth Year	0%
Surrender Fee (as a percentage of amount Surrendered, if applicable)	None
Exchange Fee	None

*	Each Premium Payment has its own Contingent Deferred Sales Charge schedule.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own this variable annuity, not including Fund fees and expenses.

Annual Maintenance Fee (1)	$30
Separate Account Annual Expenses (as a percentage of average daily Account Value) Mortality and Expense Risk Charge	0.55%
Administrative Charge	0.20%
Total Separate Account Annual Expenses	0.75%
Maximum Optional Charges (as a percentage of average daily Account Value) The Hartford’s Principal First Preferred Charge (5)	0.20%
The Hartford’s Principal First Charge (2)(5)	0.75%
MAV/MAV Plus Charge	0.30%
Total Separate Account Annual Expenses with optional benefit separate account charges	1.80%
Maximum Optional Charges (3) (as a percentage of Benefit Amount or Payment Base(4))
The Hartford’s Lifetime Income Foundation (5)	0.30%
The Hartford’s Lifetime Income Builder II Charge (2)(5)	0.75%
The Hartford’s Lifetime Income Builder Charge (2)(5)	0.75%

The Hartford’s Lifetime Income Builder Selects (2)(3)(5) Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%
The Hartford’s Lifetime Income Builder Portfolios (2)(3)(5) Single Life Option Charge	1.50%
Joint/Spousal Life Option Charge	1.50%

(1)	Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2)
Current rider charges are: The Hartford’s Lifetime Income Builder - 0.75%; The Hartford’s Lifetime Income Builder II - 0.75%; The Hartford’s Principal First - 0.75%. Current charges for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%.

(3)	Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 6 for a description of the terms “Benefit Amount” and “Payment Base.”

(5)	You may not own more than one of these optional riders at the same time.
The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
The next item shows the minimum and maximum total fund operating expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.32%	1.66%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.
Let’s say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.
The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here’s how much you would pay under each of the three scenarios posed:
(1) If you Surrender your Contract at the end of the applicable time period:

1 year	$987
3 years	$1,867
5 years	$2,752
10 years	$4,993
(2) If you annuitize at the end of the applicable time period:

1 year	$812
3 years	$1,141
5 years	$2,025
10 years	$4,263
(3) If you do not Surrender your Contract:

1 year	$987
3 years	$1,867
5 years	$2,752
10 years	$4,993

Condensed Financial Information
When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.
Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.thehartford.com/annuities or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Information
The Company
We are a stock life insurance company. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut. Not all Contracts were available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The General Account
The Fixed Accumulation Feature are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The Separate Account
We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of “Separate Account” under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate Accounts:

•	Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•	May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

•	Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.
We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Funds
At the time you purchased your Contract, you allocated your Premium Payments to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you can buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. "Master-feeder" or "fund of funds" ("feeder funds") invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). You should read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes.
Mixed and Shared Funding — Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	Notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted.

•	Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

•	Arrange for the handling and tallying of proxies received from Contract Owners.

•	Vote all Fund shares attributable to your Contract according to instructions received from you, and

•	Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as “revenue sharing” payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2015, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford Funds Management Company, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable

Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds, based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2015, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2015, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature as of October 4, 2013.
This portion of the prospectus relating to the Fixed Accumulation Feature is not registered under the 1933 Act and the Fixed Accumulation Feature is not registered as an investment company under the 1940 Act. The Fixed Accumulation Feature or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Accumulation Feature. The following disclosure about the Fixed Accumulation Feature may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Fixed Accumulation Feature is not offered in all Contracts.
Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a “first-in first-out” basis. The Fixed Accumulation Feature interest rates may vary by State.
Any interest credited to amounts you allocate to the Fixed Accumulation Feature in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Accumulation Feature may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the Fixed Accumulation Feature, our expenses associated with offering this feature are factored into the Fixed Accumulation Feature.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

4. Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

Refer to Appendix A for more information about the different forms of contracts we offered.
How was this Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments in the aggregate of $1 million or more unless we provide prior approval. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Premium Payment:

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Description of the Right to Cancel provision you had when you Purchased your Contract
If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Premium Payments applied to your Contract?
If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

How is the value of your Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.
When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced

•	The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

•
Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee. Not all Programs are available with all Contract variations.
InvestEase
This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories. Please see Appendix E for models that are available to you.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to What Restrictions Are There on your Ability to Make a Sub-Account Transfer? for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

•	Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

•	Dollar Cost Averaging
We offer two dollar cost averaging programs:

•	Fixed Amount DCA

•	Earnings/Interest DCA
Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Automatic Income Program
This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.
Other Program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated - then your allocations will be directed to any available money market Fund (subject to applicable law).
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you.

Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund’s prospectus.

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Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.

•	These Programs may be adversely affected by Fund trading policies.
Can you transfer from one Fund to another?
During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time. In addition, there may be Investment Restrictions applicable to your Contract in conjunction with certain riders as described in this prospectus.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Contract Value more than once a Valuation Day.

Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

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“Excepted funds” such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.
Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Fixed Accumulation Feature Transfers — If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

•
30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us; or

•	An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.
Telephone and Internet Transfers — Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Mortality and Expense Risk Charge
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

•
Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
We offer three contract variations that have a CDSC (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). These types of charges (and any available reductions or waivers) are described in Section 2.
Charges Against the Funds
Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Other disclosure specific to Invesco V.I. Government Money Market Fund
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940. Further detail regarding these changes is set forth in the fund's prospectus.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
Please see “Synopsis” for a description of charges and fees.
c. Surrenders
What kinds of Surrenders are available?
Before the Annuity Commencement Date:
Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a prorated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) available for a limited time to certain Contract Owners. The Enhanced Surrender Value Offer made to certain Contract Owners beginning in January 2013 terminated on February 28, 2014.

Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
There are several restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
Does the Invesco V.I. Government Money Market Fund impose a fee or gate for redemption?
The Invesco V.I. Government Money Market Fund will continue to use the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions.  The Fund’s board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the Investment Company Act of 1940.  Further detail is set forth in the Fund’s prospectus.

How do you request a Surrender?
See the prospectus supplement dated May 1, 2014 for a description of an Enhanced Surrender Value Offer (2014) for certain Contract Owners.
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½ ). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
d. Annuity Payouts
When you “annuitize” your Contract, you begin the process of converting Accumulation Units in what is known as the “payout phase.” The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.
When do your Annuity Payouts begin?
Your Annuity Commencement Date cannot be earlier than:

✓	2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout
✓	Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

✓	Annuitant’s 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday); or
✓	10th Contract Year (subject to state variation)
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge, if applicable, may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
e. Standard Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.
The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary’s portion of the proceeds.
The Premium Security Death Benefit
This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	Total Premium Payments adjusted for partial Surrenders; or

•	The lesser of:

•	Maximum Anniversary Value, or

•	the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).
Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.
The Asset Protection Death Benefit
This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

•	Contract Value; or

•	The lesser of:

•	Premium Payments (adjusted for partial Surrenders), or

•	the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).
If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.
Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Additional Information about Death Benefits
We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to The Hartford’s Safe Haven program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the Fixed Accumulation Feature and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying

Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation - If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Contract Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.

If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.

6. Optional Death Benefits
a. MAV Plus
Objective
Refund net Premium Payments as well as some percentage of any Contract Value gains.
How does this rider help achieve this goal?
The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.
The MAV Plus Death Benefit is the greatest of:

A.	Contract Value on the date we receive due proof of death.

B.	Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C.
Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D.	Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

•	If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

•
If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:
•the Contract Value on the date this rider was added to your Contract; plus

•	Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus
•any adjustments for partial Surrenders.
If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.
When can you buy this rider?
The MAV Plus rider is closed to new investors (including to existing Owners).
This rider was only available at the time of issue and if you elected it, your choice was irrevocable.
Does electing this rider forfeit your ability to buy other riders?
No.
How is the charge for this rider calculated?

The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.
Does the Benefit Amount/Payment Base change under this rider?
No. This rider is not affected by the Benefit Amount or Payment Base.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No.
Is this rider designed to pay you Death Benefits?
Yes.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No.
What effect do partial or full Surrenders have on your benefits under this rider?
Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.
What happens if you change ownership?
Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your contract rights?
Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.
What happens if you annuitize your Contract?
This rider will be terminated and the fee will no longer be assessed.
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a.	the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.	the aggregate Contract Value plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	This rider is not available in all states or is named differently in those states.

•	If your Contract has no gain, your Beneficiary will receive no additional benefit.

•	A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

•	This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

•	Annuitizing your Contract will extinguish this rider.
7. Optional Withdrawal Benefits
a. The Hartford’s Principal First Preferred
Objective
Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.
When can you buy this rider?
The Hartford’s Principal First Preferred rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.
If you elected this rider when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you purchased this rider after you purchased your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 6 for The Hartford’s Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions (“RMD”). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount ot Benefit Payment.
Is this rider designed to pay you a Death Benefit?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting The Hartford’s Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.
You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 5% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the sole Beneficiary is the deceased Owner’s Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PFP Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us .
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	We can revoke this rider if you violate the investment restrictions requirements.

•
The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

•	Benefit Payments can’t be carried forward from one year to the next.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege

b.	The Hartford’s Lifetime Income Foundation
Objective
Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Foundation is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value.

Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

•	Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

Is this rider designed to pay you a Death Benefit?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to the discussion under “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.
If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we began enforcing this contractual right for the products described in Appendix D and require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of the rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.

To the extent permitted by law we may modify, add, delete, or substitute, the asset allocation models, investment pro-grams, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months and to not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•	We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

c.	The Hartford’s Lifetime Income Builder II
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Revocation of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).  Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain is limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocation do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your

Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

d. The Hartford’s Principal First
Objective
Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.
How does this rider help achieve this goal?
This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

•
Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any election request prior to an election date. You may not post-date your election.

•
If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

•
Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

When can you buy this rider?
The Hartford’s Principal First rider is closed to new investors (including to existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.
We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.
We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.
Does the Benefit Amount/Payment Base change under this rider?
Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.
Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.
You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.
Is this rider designed to pay you withdrawal benefits for your lifetime?
No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.
If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.
Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.
Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial

B.	If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	The Contract Value immediately following the partial Surrender; or

(ii)	The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.
Please refer to examples 2 - 7 for The Hartford’s Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
Is this rider designed to pay you Death Benefits?
No. However, partial Surrenders will reduce the standard Death Benefit.
Does this rider replace standard Death Benefits?
No.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do partial or full Surrenders have on your benefits under this rider?
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.
What happens if you change ownership?
If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment. The Benefit Payment will then be reset to 7% of the new Benefit Amount.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.
What happens if you annuitize your Contract?
You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the “PF Annuity Payout Option”), we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.
This option may not be available if the contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us .
Are there restrictions on how you must invest?
No.
Are there restrictions on the amount of subsequent Premium Payments?
No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.
Can we aggregate contracts?
We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

•
Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

•
Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

•
Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

•	Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•	When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. Miscellaneous
a. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is: The Hartford - Annuity Service Operations, 1338 Indian Mound Drive, Mt. Sterling, KY 40353. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.
Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford’s Principal First or The Hartford’s Lifetime Income Builder have been elected.

Benefit Payment: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (which may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.
Fixed Accumulation Feature: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contracts we offered contain a Fixed Accumulation Feature. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a “Sub-Account”.
General Account: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.

Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59½, at which point Lifetime Benefit Payments can begin.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. In The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford’s Lifetime Income Foundation or The Hartford’s Lifetime Income Builder II.
Payment Enhancement: An amount we credit to your Contract Value at the time a Premium Payment is made for “Plus” Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.
Premium Payment: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).
Premium Tax: The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.

Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Account”.
Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
Threshold: For the purposes of The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Foundation and The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
b. State Variations
The following section describes modifications to this prospectus due to specific requirements under state insurance laws. There may be additional variations described in your contract (including riders). Unless otherwise noted, variations apply to all forms of Contracts we issue in that particular state. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - Core: We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider). Outlook: We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).
California - Core, Access, Edge, Plus, Outlook : Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market fund sub-account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a money market fund sub-account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a money market fund sub-account to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut - Core: If you elect the Hartford’s Lifetime Income Builder Selects rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. Access,Edge, Plus, Outlook: If you elect the rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliated to you equal or exceed $100,000. Core, Access, Edge, Outlook, Plus : There are no investment restrictions for The Hartford's Principal First Preferred, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. For Connecticut residents that elect The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II or The Hartford’s Lifetime Income Foundation, the contract aggregation provisions do not apply. Plus : The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9. The assignment restrictions on the living benefits and Death Benefits do not apply.
Florida - Core, Access, Plus, Outlook: The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.
Illinois - Core, Access, Edge, Florida: The Fixed Accumulation Feature is not available if you elected The Hartford’s Lifetime Income Builder Selects, The Hartford’s Lifetime Income Builder Portfolios, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation.
Massachusetts - Core: We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later. The Fixed Accumulation Feature investment restrictions do not apply to investors. Outlook: We will accept subsequent Premium Payments only until the Annuitant’s 66th birthday or the sixth Contract Anniversary, whichever is later. Core, Plus, Outlook: The Nursing Home Waiver is not available.
Minnesota - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.
New Jersey - Core, Access, Edge, Plus, Outlook : The investment restrictions and the contract aggregation provisions for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Foundation are not applicable. The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. Core, Plus, Outlook : The Nursing Home Waiver is not available. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
New York - Core, Plus : The Fixed Accumulation Feature is not available if you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects or the Hartford’s Lifetime Income Builder Portfolios. The Nursing Home Waiver is not available. Core, Access, Edge, Plus : We will not recalculate the Hartford’s Principal First Preferred of the Hartford’s Principal First Benefit Amounts if you change ownership or assign your contract to someone other than your spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. The rider charge for the Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and the Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead. The only AIRs available are 3% and 5%. Edge : The Letter of Intent to Submit Anticipated Premium Endorsement is not available. Core, Access, Edge, Plus, Outlook: There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Selects and The Hartford's Lifetime Income Foundation. The assignment restrictions on the living benefits and Death Benefits do not apply.
Ohio - Core, Edge, Plus, Outlook: The Fixed Accumulation Feature is not available.
Oklahoma -Core, Access, Edge, Plus, Outlook: The only AIRs available are 3% and 5%.
Oregon - Core, Plus : We will accept subsequent Premium Payments during the first three Contract Years. Outlook : We will accept subsequent Premium Payments during the first six Contract Years. Core, Access, Edge, Plus, Outlook : There are no investment restrictions for The Hartford's Lifetime Income Builder. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.
Pennsylvania - Core, Plus, Outlook: The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option. Plus: The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.
South Carolina - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Texas - Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.
Washington - Core, Access, Edge, Plus, Outlook: MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The rider charge for The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. Core, Edge, Plus, Outlook: The Fixed Accumulation is not available if you elected The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder Selects, and The Hartford’s Lifetime Income Builder Portfolios. Edge: The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

c. Financial Statements

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
d. More Information
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.
If the Owner dies and the sole Beneficiary is the Owner’s Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.
You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.
Assignment - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
Medicaid Benefits - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
e. Legal Proceedings

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
f. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2014. Contracts were be sold by individuals were appointed by us as insurance agents and who were registered representatives of Financial Intermediaries (“Registered Representatives”).
Core and Edge Contracts may have been sold directly to the following individuals free of any commission (“Employee Gross-Up” on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employed individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner Support. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support services.

Additional Payment Type	What it’s used for
Access	Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowances	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support for such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2015, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Invesacorp, Inc., JJB Hilliard Lyons, Janney Montgomery Scott, Inc., Lincoln Financial Advisors Corp., LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Securities America, Inc., U.S. Bancorp Investments, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2015, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2015, Additional Payments did not in the aggregate exceed approximately $17.9 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $28,792 or approximately 0.14% of the Premium Payments invested in a particular Fund during this period.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

APP TAX-2

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

APP TAX-3

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority

APP TAX-4

under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements

APP TAX-5

If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.

APP TAX-6

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not

APP TAX-7

submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity

APP TAX-8

of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified

APP TAX-9

Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may

APP TAX-10

include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. §

APP TAX-11

1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2016. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans

APP TAX-12

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.

APP TAX-13

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.

APP TAX-14

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP TAX-15

APP I-1

Appendix I — Examples
Table of Contents

Page
Premium Security Death Benefit	APP I-2
Asset Protection Death Benefit	APP I-3
The Hartford’s Principal First	APP I-4
The Hartford’s Principal First Preferred	APP I-5
The Hartford’s Lifetime Income Builder	APP I-6
The Hartford’s Lifetime Income Foundation	APP I-9
The Hartford’s Lifetime Income Builder II	APP I-12
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios	APP I-17
MAV Plus	APP I-29

APP I-2

Premium Security Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•	Total Premium Payments adjusted for any partial Surrenders [$100,000 − $8,000 = $92,000]

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

Example 2
Assume that:

•	You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Premium Security Death Benefit
To calculate the Premium Security Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•	Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000

APP I-3

dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 − $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

Asset Protection Death Benefit
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$117,403],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 − $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

•
The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% × $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

APP I-4

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.
Example 3
Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then we recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we receive proof of Death [$120,000],

•
The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% × $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

•
The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

The Hartford’s Principal First
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then

APP I-5

We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.
Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

The Hartford’s Principal First Preferred
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

APP I-6

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

The Hartford’s Lifetime Income Builder
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

APP I-7

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) − 1 = .05 = 5%.

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000/$100,000) - 1 = -.01 subject to the minimum of 0%

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.
Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) − 1 = −.01667 subject to a minimum of 0%

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

APP I-8

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000.

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 − $35,000 =$84,000.

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater than the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Payment is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 10:  Assume the same facts as Example 1.  Also assume that you take a $5,000 partial Surrender in the first, second and third Contract Years and that the Contract Value on your third Anniversary is $80,000.  Assume that an additional Premium Payment of $6,000 is made on the third Anniversary.

•	Your initial Benefit Amount was $100,000 prior to the partial Surrenders.

•	After partial Surrenders of $5,000 in each of the first three policy years, your Benefit Amount is $85,000.

•	The Benefit Amount after the additional Premium Payment is $91,000 = $85,000 + $6,000.

APP I-9

•	Your Benefit Payment will be reset upon the additional Premium Payment to $4,550 = 5% * $91,000. The Benefit Payment is now lower after the subsequent Premium Payment was made.

The Hartford’s Lifetime Income Foundation
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value on the most recent Contract Anniversary is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value on the most recent Contract Anniversary is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value on the most recent Contract Anniversary and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

APP I-10

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Foundation is 0.30% of the Payment Base.

•	$99,000 × 0.30% = $297, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

APP I-11

•
Your Threshold amount is $5,950, which is 5% of the greater the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the Owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

APP I-12

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

The Hartford’s Lifetime Income Builder II
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

APP I-13

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

APP I-14

•	($95,000/$100,000) − 1 = −.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($95,000/$100,000) − 1 = −.05 subject to the minimum of 0%.

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,950, which is 5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

APP I-15

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•
Your Threshold amount is $5,355, which is 4.5% of the the sum of your Contract Value on the most recent Contract Anniversary plus any subsequent Premium Payments or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.

APP I-16

After the partial Surrender:

•
Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:
•Your Payment Base is $50,000.
•Your Withdrawal Percent was previously locked in at 5.5%.
•Your remaining Lifetime Benefit Payment for this Contract Year is $0.
•Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) − 1 = .10 subject to the maximum of 10%.

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

APP I-17

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) − 1 = .05 subject to the maximum of 10%.

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (Contract Value on date of continuation)

The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

APP I-18

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	Ÿ Based on your age	Ÿ Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	Ÿ Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Ÿ Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	Ÿ Remaining for Contract Year	Ÿ Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

APP I-19

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	Ÿ Based on your age	Ÿ Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment

(1)
The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	Ÿ Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	Ÿ Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	Ÿ Remaining for Contract Year	Ÿ Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Ÿ Prior Death Benefit reduced by withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP I-20

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ Prior Payment Base reduced by withdrawal	Ÿ Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Ÿ Remaining for the Contract Year	Ÿ Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Ÿ Your current Payment Base
Threshold	$4,950	$4,950
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP I-21

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ Prior Payment Base reduced by withdrawal	Ÿ Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	Ÿ Remaining for the Contract Year	Ÿ Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	Ÿ The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 6%, subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Threshold	$5,250	$5,250
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000

APP I-22

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ Prior Payment Base reduced by withdrawal	Ÿ Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	Ÿ Remaining for the Contract Year	Ÿ Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ Prior Death Benefit reduced by the withdrawal	Ÿ Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	Ÿ The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 4%, subject to minimum of 0%, No change to the Payment Base	Ÿ Your current Payment Base
Threshold	$4,455	$4,455
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000

APP I-23

Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Ÿ Prior Payment Base increased by the Premium Payment	Ÿ Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	Ÿ Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Ÿ Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Ÿ Prior Death Benefit increased by the Premium Payment	Ÿ Prior Death Benefit increased by the Premium Payment
Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	Ÿ Prior Payment Base increased by the Premium Payment	Ÿ Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	Ÿ Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	Ÿ Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	Ÿ Prior Death Benefit increased by the Premium Payment	Ÿ Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.

APP I-24

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,300	Ÿ Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Ÿ Prior Death Benefit reduced by the partial Surrender	Ÿ Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,025	Ÿ Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	Ÿ Prior Death Benefit reduced by the partial Surrender	Ÿ Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.

APP I-25

Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment	Ÿ Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,300	Ÿ Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	Ÿ Prior Death Benefit reduced by the partial Surrender	Ÿ Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	Ÿ Proportional reduction: 1-($700/($52,000-$300)	Ÿ Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	Ÿ Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	Ÿ Available Lifetime Benefit Payment was $3,025	Ÿ Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250

APP I-26

Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	Ÿ Proportional reduction: 1−($1,725/($49,000−$275)	Ÿ Proportional reduction: 1−($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	Ÿ Remaining Lifetime Benefit Payment for the Contract Year	Ÿ Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	Ÿ Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	Ÿ The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Threshold	$5,500	$5,750
	Ÿ 5% of your Payment Base	Ÿ 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.

APP I-27

Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ Equal to your initial Premium Payment	Ÿ Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	Ÿ The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Threshold	$4,950	$5,175
	Ÿ 4.5% of your Payment Base	Ÿ 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 18: Spousal Contract Continuation(Single Life)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Ÿ Equal to the Contract Value on date of continuation	Ÿ Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	Ÿ Withdrawal Percent multiplied by the Payment Base on date of continuation	Ÿ Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Ÿ Equal to Contract Value on date of continuation	Ÿ Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

APP I-28

Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	Ÿ Greater of Contract Value or Payment Base on date of continuation	Ÿ Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	Ÿ Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	Ÿ Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	Ÿ Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	Ÿ Equal to Contract Value on date of continuation	Ÿ Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	Ÿ The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	Ÿ Greater of the Contract Value prior to the rider charge being taken, or
	Ÿ Resulting in 11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	Ÿ Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	Ÿ Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	Ÿ Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	Ÿ Rider charge of 0.85% multiplied by your current Payment Base	Ÿ Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	Ÿ No change due to anniversary processing	Ÿ No change due to anniversary processing
Example 21
Assume the following Contract values:

APP I-29

Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $1,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $200

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

APP I-30

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in 20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 - Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000
MAV Plus
Example 1
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we receive proof of Death, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $106,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit

APP I-31

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 − $100,000 − $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$117,403],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$0], So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
MAV Plus Death Benefit Amount is $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under MAV Plus/EPB Death Benefit for details of calculation.)
MAV Plus Death Benefit
In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.
Example 2
Assume that:

•	You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

•	On the day we receive proof of Death, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•
We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 − $100,000 − $0 + $0 = $50,000].

APP I-32

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.
Calculation of Contract gain
We would calculate the Contract gain as follows:

•	Contract Value on the day we receive proof of Death [$120,000],

•	Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

•	Add any adjustments for partial Surrenders [$10,000], So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

APP I-33

Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 − $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

APP II-1

Appendix II - Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.
Hartford Life Insurance Company

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.727	$14.793	$12.819	$11.391	$11.839	$10.815	$8.755	$12.639	$12.097	$10.714
Accumulation Unit Value at end of period	$15.811	$15.727	$14.793	$12.819	$11.391	$11.839	$10.815	$8.755	$12.639	$12.097
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	7	7	7	7	8	8	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$8.409	$—	$—	$—
Accumulation Unit Value at end of period	$14.111	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	17	16	14	16	20	32	—	—	—
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.651	$8.841	$7.861	$6.873	$8.248	$7.379	$5.340	$10.542	$10.378	$—
Accumulation Unit Value at end of period	$8.400	$8.651	$8.841	$7.861	$6.873	$8.248	$7.379	$5.340	$10.542	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	2	2	2	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$5.268	$—	$—	$—
Accumulation Unit Value at end of period	$7.700	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	8	10	10	37	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.250	$11.041	$9.064	$7.997	$10.001	$9.661	$7.244	$15.624	$14.909	$11.117
Accumulation Unit Value at end of period	$10.418	$10.250	$11.041	$9.064	$7.997	$10.001	$9.661	$7.244	$15.624	$14.909
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	10	10	12	14	10	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$6.958	$—	$—	$—
Accumulation Unit Value at end of period	$9.297	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	60	91	113	160	173	185	206	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.683	$20.052	$14.678	$12.483	$13.764	$10.955	$7.737	$12.132	$12.039	$10.621
Accumulation Unit Value at end of period	$20.295	$21.683	$20.052	$14.678	$12.483	$13.764	$10.955	$7.737	$12.132	$12.039
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	2	2	2	2	1

APP II-2

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$7.431	$—	$—	$—
Accumulation Unit Value at end of period	$18.113	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	10	10	12	14	14	—	—	—
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.029	$13.669	$10.090	$8.798	$9.213	$8.331	$6.935	$11.845	$12.452	$10.366
Accumulation Unit Value at end of period	$13.847	$15.029	$13.669	$10.090	$8.798	$9.213	$8.331	$6.935	$11.845	$12.452
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	3	3	5	5	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$6.661	$—	$—	$—
Accumulation Unit Value at end of period	$12.357	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	42	58	77	91	98	106	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.875	$18.837	$14.493	$12.573	$13.030	$11.228	$8.350	$14.681	$12.609	$11.401
Accumulation Unit Value at end of period	$20.805	$20.875	$18.837	$14.493	$12.573	$13.030	$11.228	$8.350	$14.681	$12.609
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	28	37	41	50	57	59	54	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$8.020	$—	$—	$—
Accumulation Unit Value at end of period	$18.567	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	73	94	115	183	233	322	405	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.519	$14.129	$10.297	$8.486	$8.794	$7.509	$5.572	$9.571	$9.654	$—
Accumulation Unit Value at end of period	$15.561	$15.519	$14.129	$10.297	$8.486	$8.794	$7.509	$5.572	$9.571	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$5.497	$—	$—	$—
Accumulation Unit Value at end of period	$14.265	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	2	2	2	—	—	—
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.548	$15.369	$12.114	$10.427	$10.437	$9.151	$7.098	$12.506	$12.442	$10.452
Accumulation Unit Value at end of period	$15.728	$16.548	$15.369	$12.114	$10.427	$10.437	$9.151	$7.098	$12.506	$12.442
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	2	2	2	2	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$6.818	$—	$—	$—
Accumulation Unit Value at end of period	$14.036	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	52	68	80	99	105	120	—	—	—

APP II-3

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.473	$17.673	$13.093	$11.531	$11.621	$9.453	$7.443	$14.232	$11.321	$10.703
Accumulation Unit Value at end of period	$20.662	$19.473	$17.673	$13.093	$11.531	$11.621	$9.453	$7.443	$14.232	$11.321
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$7.149	$—	$—	$—
Accumulation Unit Value at end of period	$18.439	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	12	14	17	19	21	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.777	$20.693	$15.345	$13.495	$15.252	$11.952	$8.616	$14.375	$12.557	$11.255
Accumulation Unit Value at end of period	$21.262	$21.777	$20.693	$15.345	$13.495	$15.252	$11.952	$8.616	$14.375	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	7	8	11	11	10	10	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$8.276	$—	$—	$—
Accumulation Unit Value at end of period	$18.975	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	31	35	47	61	71	87	—	—	—
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.566	$17.562	$13.591	$10.777	$11.937	$9.519	$6.103	$12.623	$12.061	$10.475
Accumulation Unit Value at end of period	$17.839	$18.566	$17.562	$13.591	$10.777	$11.937	$9.519	$6.103	$12.623	$12.061
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$5.862	$—	$—	$—
Accumulation Unit Value at end of period	$15.920	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	11	11	4	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.845	$1.693	$1.408	$1.266	$1.252	$1.125	$0.870	$1.282	$1.212	$1.103
Accumulation Unit Value at end of period	$1.834	$1.845	$1.693	$1.408	$1.266	$1.252	$1.125	$0.870	$1.282	$1.212
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	3	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$3.568	$—	$—	$—
Accumulation Unit Value at end of period	$6.989	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	16	49	50	55	33	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.790	$17.642	$12.780	$10.881	$12.374	$10.702	$7.402	$7.524	$—	$—
Accumulation Unit Value at end of period	$18.839	$18.790	$17.642	$12.780	$10.881	$12.374	$10.702	$7.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—	1	1	1	—	—

APP II-4

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$7.382	$—	$—	$—
Accumulation Unit Value at end of period	$17.458	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	24	32	54	58	50	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.050	$1.778	$1.319	$1.130	$1.125	$0.994	$0.797	$1.280	$1.191	$1.067
Accumulation Unit Value at end of period	$2.174	$2.050	$1.778	$1.319	$1.130	$1.125	$0.994	$0.797	$1.280	$1.191
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	30	30	44	56	49	103	91	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$0.905	$—	$—	$—
Accumulation Unit Value at end of period	$2.294	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	578	886	1,449	1,974	2,352	2,745	3,115	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.766	$2.467	$1.884	$1.671	$1.662	$1.479	$1.195	$1.783	$1.659	$1.389
Accumulation Unit Value at end of period	$2.714	$2.766	$2.467	$1.884	$1.671	$1.662	$1.479	$1.195	$1.783	$1.659
Number of Accumulation Units outstanding at end of period (in thousands)	126	132	164	226	284	357	389	411	375	198
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$2.671	$—	$—	$—
Accumulation Unit Value at end of period	$5.634	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	257	321	437	582	716	830	981	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.925	$1.816	$1.343	$1.096	$1.282	$1.131	$0.840	$1.780	$1.434	$1.266
Accumulation Unit Value at end of period	$2.064	$1.925	$1.816	$1.343	$1.096	$1.282	$1.131	$0.840	$1.780	$1.434
Number of Accumulation Units outstanding at end of period (in thousands)	25	27	19	10	9	7	7	4	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$1.173	$—	$—	$—
Accumulation Unit Value at end of period	$2.678	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	50	204	204	205	176	160	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.958	$2.611	$1.938	$1.539	$1.702	$1.458	$1.134	$2.102	$1.633	$1.469
Accumulation Unit Value at end of period	$3.280	$2.958	$2.611	$1.938	$1.539	$1.702	$1.458	$1.134	$2.102	$1.633
Number of Accumulation Units outstanding at end of period (in thousands)	52	57	43	69	80	90	102	100	53	27
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$1.063	$—	$—	$—
Accumulation Unit Value at end of period	$2.859	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	165	181	179	201	259	287	457	—	—	—

APP II-5

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.296	$2.256	$2.135	$1.882	$1.811	$1.571	$1.052	$1.418	$1.390	$1.259
Accumulation Unit Value at end of period	$2.181	$2.296	$2.256	$2.135	$1.882	$1.811	$1.571	$1.052	$1.418	$1.390
Number of Accumulation Units outstanding at end of period (in thousands)	25	26	26	22	10	10	13	27	26	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$1.021	$—	$—	$—
Accumulation Unit Value at end of period	$1.968	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	76	97	198	271	174	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.787	$1.873	$1.553	$1.301	$1.524	$1.341	$1.013	$1.767	$1.397	$1.131
Accumulation Unit Value at end of period	$1.807	$1.787	$1.873	$1.553	$1.301	$1.524	$1.341	$1.013	$1.767	$1.397
Number of Accumulation Units outstanding at end of period (in thousands)	96	104	102	95	157	176	72	68	66	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$1.770	$—	$—	$—
Accumulation Unit Value at end of period	$2.934	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	116	180	222	323	484	588	387	—	—	—
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.939	$18.564	$13.885	$11.196	$12.336	$10.277	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.550	$19.939	$18.564	$13.885	$11.196	$12.336	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.015	$17.890	$13.522	$11.018	$12.268	$10.266	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.449	$19.015	$17.890	$13.522	$11.018	$12.268	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.855	$2.687	$1.875	$1.634	$1.703	$1.382	$1.077	$1.827	$1.612	$1.570
Accumulation Unit Value at end of period	$2.601	$2.855	$2.687	$1.875	$1.634	$1.703	$1.382	$1.077	$1.827	$1.612
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	25	35	34	32	32	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$1.632	$—	$—	$—
Accumulation Unit Value at end of period	$3.661	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	41	65	72	137	145	94	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.256	$14.608	$10.703	$9.307	$9.484	$7.594	$5.174	$9.809	$9.522	$—
Accumulation Unit Value at end of period	$14.425	$15.256	$14.608	$10.703	$9.307	$9.484	$7.594	$5.174	$9.809	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—

APP II-6

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$5.105	$—	$—	$—
Accumulation Unit Value at end of period	$13.224	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	9	9	9	7	—	—	—
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.835	$2.699	$1.877	$1.611	$1.600	$1.181	$0.879	$1.415	$1.452	$1.369
Accumulation Unit Value at end of period	$2.798	$2.835	$2.699	$1.877	$1.611	$1.600	$1.181	$0.879	$1.415	$1.452
Number of Accumulation Units outstanding at end of period (in thousands)	16	65	70	64	62	58	81	76	68	40
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$0.824	$—	$—	$—
Accumulation Unit Value at end of period	$2.439	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	33	50	81	83	100	117	—	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.676	$1.517	$1.156	$1.018	$1.037	$0.910	$0.648	$1.148	$1.092	$0.960
Accumulation Unit Value at end of period	$1.709	$1.676	$1.517	$1.156	$1.018	$1.037	$0.910	$0.648	$1.148	$1.092
Number of Accumulation Units outstanding at end of period (in thousands)	15	15	15	15	15	15	19	19	19	16
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$3.785	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	37	39	52	72	82	110	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.077	$1.976	$2.019	$1.891	$1.781	$1.669	$1.462	$1.595	$1.535	$1.476
Accumulation Unit Value at end of period	$2.050	$2.077	$1.976	$2.019	$1.891	$1.781	$1.669	$1.462	$1.595	$1.535
Number of Accumulation Units outstanding at end of period (in thousands)	331	402	421	358	402	459	492	558	423	209
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$2.934	$—	$—	$—
Accumulation Unit Value at end of period	$3.821	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	473	693	885	1,017	1,173	1,440	1,545	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.317	$1.291	$1.323	$1.285	$1.235	$1.198	$1.168	$1.184	$1.143	$1.107
Accumulation Unit Value at end of period	$1.328	$1.317	$1.291	$1.323	$1.285	$1.235	$1.198	$1.168	$1.184	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	70	87	89	46	47	82	82	121	96	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$1.096	$—	$—	$—
Accumulation Unit Value at end of period	$1.157	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	586	845	983	1,273	1,237	1,565	1,658	—	—	—

APP II-7

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.174	$1.181	$1.190	$1.199	$1.208	$1.217	$1.226	$1.209	$1.161	$1.117
Accumulation Unit Value at end of period	$1.167	$1.174	$1.181	$1.190	$1.199	$1.208	$1.217	$1.226	$1.209	$1.161
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	11	20	166	36	102	87	81
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$1.997	$—	$—	$—
Accumulation Unit Value at end of period	$1.766	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	143	224	276	536	579	828	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.265	$2.049	$1.565	$1.347	$1.385	$1.217	$0.986	$1.505	$1.392	$1.151
Accumulation Unit Value at end of period	$2.179	$2.265	$2.049	$1.565	$1.347	$1.385	$1.217	$0.986	$1.505	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	21	21	22	27	51	77	—	—	6	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$0.919	$—	$—	$—
Accumulation Unit Value at end of period	$1.887	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	118	174	258	269	389	386	231	—	—	—
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.792	$1.653	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.797	$1.792	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	324	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.627	$7.050	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$7.570	$7.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	6	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.014	$21.180	$15.933	$13.711	$13.701	$11.298	$8.180	$14.069	$13.156	$10.989
Accumulation Unit Value at end of period	$20.704	$23.014	$21.180	$15.933	$13.711	$13.701	$11.298	$8.180	$14.069	$13.156
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	3	3	5	5	4	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$7.857	$—	$—	$—
Accumulation Unit Value at end of period	$18.478	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	8	12	20	23	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.627	$23.666	$17.577	$14.891	$15.326	$13.347	$10.472	$16.435	$16.954	$14.720
Accumulation Unit Value at end of period	$23.860	$25.627	$23.666	$17.577	$14.891	$15.326	$13.347	$10.472	$16.435	$16.954
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	11	16	18	19	20	22	21	11

APP II-8

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$—	$—	$—
Accumulation Unit Value at end of period	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	19	25	36	45	53	67	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.298	$23.178	$17.458	$15.382	$15.856	$14.240	$11.560	$17.181	$16.884	$14.668
Accumulation Unit Value at end of period	$24.277	$25.298	$23.178	$17.458	$15.382	$15.856	$14.240	$11.560	$17.181	$16.884
Number of Accumulation Units outstanding at end of period (in thousands)	7	8	11	16	17	16	20	21	18	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$—	$—	$—
Accumulation Unit Value at end of period	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	14	28	37	60	60	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.885	$9.958	$9.991	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.812	$9.885	$9.958	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.721	$9.896	$9.978	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.549	$9.721	$9.896	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.929	$17.312	$16.124	$14.436	$13.934	$12.500	$9.377	$11.456	$10.870	$10.017
Accumulation Unit Value at end of period	$17.523	$17.929	$17.312	$16.124	$14.436	$13.934	$12.500	$9.377	$11.456	$10.870
Number of Accumulation Units outstanding at end of period (in thousands)	27	28	28	32	35	38	43	44	26	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$9.006	$—	$—	$—
Accumulation Unit Value at end of period	$15.639	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	16	23	33	56	55	31	—	—	—
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.092	$17.246	$13.583	$12.169	$12.237	$10.743	$8.770	$11.972	$11.692	$10.284
Accumulation Unit Value at end of period	$18.546	$19.092	$17.246	$13.583	$12.169	$12.237	$10.743	$8.770	$11.972	$11.692
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	13	17	19	20	21	17	14	14
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$8.424	$—	$—	$—
Accumulation Unit Value at end of period	$16.551	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—

APP II-9

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.328	$16.920	$13.128	$11.493	$12.607	$11.130	$8.935	$13.100	$11.926	$10.641
Accumulation Unit Value at end of period	$18.027	$18.328	$16.920	$13.128	$11.493	$12.607	$11.130	$8.935	$13.100	$11.926
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	5	6	8	13	12	10	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$8.598	$—	$—	$—
Accumulation Unit Value at end of period	$16.117	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	11	12	14	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.942	$18.753	$13.918	$12.681	$13.377	$11.323	$9.056	$12.791	$12.076	$10.613
Accumulation Unit Value at end of period	$19.112	$19.942	$18.753	$13.918	$12.681	$13.377	$11.323	$9.056	$12.791	$12.076
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	13	15	19	19	20	20	16	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$8.698	$—	$—	$—
Accumulation Unit Value at end of period	$17.056	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	7	7	8	7	9	—	—	—
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.920	$14.900	$11.047	$9.929	$10.652	$9.140	$7.745	$12.274	$11.955	$10.271
Accumulation Unit Value at end of period	$15.349	$15.920	$14.900	$11.047	$9.929	$10.652	$9.140	$7.745	$12.274	$11.955
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	24	32	40	43	57	58	50	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$7.439	$—	$—	$—
Accumulation Unit Value at end of period	$13.698	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	46	94	105	122	141	139	—	—	—
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.379	$15.209	$11.839	$10.481	$10.707	$9.884	$6.908	$12.809	$11.335	$10.605
Accumulation Unit Value at end of period	$17.812	$17.379	$15.209	$11.839	$10.481	$10.707	$9.884	$6.908	$12.809	$11.335
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	5	6	5	5	7	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$6.635	$—	$—	$—
Accumulation Unit Value at end of period	$15.897	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	34	49	56	62	69	75	—	—	—
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.221	$15.488	$11.506	$9.979	$9.971	$7.900	$6.018	$11.938	$11.343	$11.128
Accumulation Unit Value at end of period	$17.122	$16.221	$15.488	$11.506	$9.979	$9.971	$7.900	$6.018	$11.938	$11.343
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP II-10

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$5.780	$—	$—	$—
Accumulation Unit Value at end of period	$15.281	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	3	3	2	2	—	—	—
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.506	$18.270	$14.495	$12.074	$13.299	$11.581	$8.373	$14.138	$13.428	$11.527
Accumulation Unit Value at end of period	$19.042	$18.506	$18.270	$14.495	$12.074	$13.299	$11.581	$8.373	$14.138	$13.428
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	17	23	33	38	41	42	40	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$8.042	$—	$—	$—
Accumulation Unit Value at end of period	$16.994	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	77	91	112	148	177	185	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.977	$16.406	$12.576	$10.866	$10.982	$9.553	$7.520	$12.345	$11.942	$10.484
Accumulation Unit Value at end of period	$18.397	$17.977	$16.406	$12.576	$10.866	$10.982	$9.553	$7.520	$12.345	$11.942
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$7.223	$—	$—	$—
Accumulation Unit Value at end of period	$16.419	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	6	7	7	8	—	—	—
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.838	$19.706	$14.119	$12.089	$12.477	$10.216	$7.519	$12.220	$12.486	$10.971
Accumulation Unit Value at end of period	$20.354	$21.838	$19.706	$14.119	$12.089	$12.477	$10.216	$7.519	$12.220	$12.486
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	1	1	1	3	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$7.222	$—	$—	$—
Accumulation Unit Value at end of period	$18.165	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	21	34	42	59	79	94	110	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.327	$25.429	$23.764	$21.468	$22.338	$19.975	$12.954	$18.865	$18.253	$17.302
Accumulation Unit Value at end of period	$24.549	$25.327	$25.429	$23.764	$21.468	$22.338	$19.975	$12.954	$18.865	$18.253
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	3	4	5	5	5	5	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592	$—	$—	$—
Accumulation Unit Value at end of period	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	9	15	15	15	18	21	—	—	—

APP II-11

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.000	$23.252	$17.692	$14.941	$14.769	$13.215	$10.447	$—	$—	$—
Accumulation Unit Value at end of period	$25.020	$26.000	$23.252	$17.692	$14.941	$14.769	$13.215	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	8	9	11	8	11	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$10.436	$—	$—	$—
Accumulation Unit Value at end of period	$23.224	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	9	15	27	32	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.374	$14.906	$12.717	$11.385	$11.162	$10.148	$8.138	$13.833	$13.805	$12.428
Accumulation Unit Value at end of period	$16.068	$16.374	$14.906	$12.717	$11.385	$11.162	$10.148	$8.138	$13.833	$13.805
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	3	3	3	4	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134	$—	$—	$—
Accumulation Unit Value at end of period	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	2	—	—	—
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$56.118	$51.671	$43.568	$38.438	$38.890	$34.165	$25.459	$38.469	$37.652	$33.614
Accumulation Unit Value at end of period	$55.795	$56.118	$51.671	$43.568	$38.438	$38.890	$34.165	$25.459	$38.469	$37.652
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	2	2	2	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286	$—	$—	$—
Accumulation Unit Value at end of period	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	3	3	3	3	—	—	—
Putnam VT Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$82.097	$74.698	$55.470	$46.910	$49.564	$43.660	$33.886	$55.693	$59.719	$51.909
Accumulation Unit Value at end of period	$75.350	$82.097	$74.698	$55.470	$46.910	$49.564	$43.660	$33.886	$55.693	$59.719
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$7.797	$—	$—	$—
Accumulation Unit Value at end of period	$16.110	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	9	9	9	9	—	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.514	$25.413	$19.992	$16.522	$20.040	$18.351	$14.835	$26.667	$24.793	$19.558
Accumulation Unit Value at end of period	$23.371	$23.514	$25.413	$19.992	$16.522	$20.040	$18.351	$14.835	$26.667	$24.793
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	2	2	2	2	2	2

APP II-12

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051	$—	$—	$—
Accumulation Unit Value at end of period	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	58	72	101	122	124	138	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.853	$8.741	$7.206	$5.966	$6.971	$6.557	$5.235	$9.771	$9.876	$—
Accumulation Unit Value at end of period	$7.638	$7.853	$8.741	$7.206	$5.966	$6.971	$6.557	$5.235	$9.771	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$5.165	$—	$—	$—
Accumulation Unit Value at end of period	$7.002	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.262	$14.383	$10.725	$9.249	$9.315	$8.238	$6.344	$10.574	$11.234	$9.934
Accumulation Unit Value at end of period	$15.789	$16.262	$14.383	$10.725	$9.249	$9.315	$8.238	$6.344	$10.574	$11.234
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	8	8	8	8	8	11	11	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153	$—	$—	$—
Accumulation Unit Value at end of period	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	20	33	36	44	43	47	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.674	$18.354	$13.553	$11.695	$12.414	$10.734	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.460	$20.674	$18.354	$13.553	$11.695	$12.414	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	2	2	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.752	$17.721	$13.224	$11.531	$12.369	$10.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.344	$19.752	$17.721	$13.224	$11.531	$12.369	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.128	$35.192	$25.397	$21.780	$23.032	$18.420	$14.109	$23.443	$27.062	$23.245
Accumulation Unit Value at end of period	$34.338	$36.128	$35.192	$25.397	$21.780	$23.032	$18.420	$14.109	$23.443	$27.062
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	4	4	4	4	4	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406	$—	$—	$—
Accumulation Unit Value at end of period	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	12	15	21	27	34	41	—	—	—

APP II-13

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$102.081	$93.738	$65.711	$57.959	$71.083	$59.287	$36.446	$58.316	$55.681	$53.208
Accumulation Unit Value at end of period	$95.125	$102.081	$93.738	$65.711	$57.959	$71.083	$59.287	$36.446	$58.316	$55.681
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.201	$8.538	$6.048	$5.391	$6.682	$5.632	$3.498	$—	$—	$—
Accumulation Unit Value at end of period	$8.484	$9.201	$8.538	$6.048	$5.391	$6.682	$5.632	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	1	3	5	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.698	$18.682	$19.033	$16.001	$19.717	$16.702	$9.891	$23.038	$16.526	$12.138
Accumulation Unit Value at end of period	$15.685	$17.698	$18.682	$19.033	$16.001	$19.717	$16.702	$9.891	$23.038	$16.526
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$9.501	$—	$—	$—
Accumulation Unit Value at end of period	$13.998	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	21	26	37	38	27	—	—	—
UIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.070	$22.824	$16.726	$15.533	$16.860	$12.842	$8.222	$15.576	$12.799	$11.816
Accumulation Unit Value at end of period	$21.526	$23.070	$22.824	$16.726	$15.533	$16.860	$12.842	$8.222	$15.576	$12.799
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	3	3	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$7.897	$—	$—	$—
Accumulation Unit Value at end of period	$19.212	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	5	8	8	8	—	—	—
Hartford Life and Annuity Insurance Company

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.727	$14.793	$12.819	$11.391	$11.839	$10.815	$8.755	$12.639	$12.097	$10.714
Accumulation Unit Value at end of period	$15.811	$15.727	$14.793	$12.819	$11.391	$11.839	$10.815	$8.755	$12.639	$12.097
Number of Accumulation Units outstanding at end of period (in thousands)	100	120	141	411	515	606	651	713	635	184
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$8.409	$—	$—	$—
Accumulation Unit Value at end of period	$14.111	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	69	74	94	165	191	210	—	—	—

APP II-14

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.651	$8.841	$7.861	$6.873	$8.248	$7.379	$5.340	$10.542	$10.378	$—
Accumulation Unit Value at end of period	$8.400	$8.651	$8.841	$7.861	$6.873	$8.248	$7.379	$5.340	$10.542	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	17	18	44	63	76	69	60	2	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$5.268	$—	$—	$—
Accumulation Unit Value at end of period	$7.700	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	27	27	31	36	66	—	—	—
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.250	$11.041	$9.064	$7.997	$10.001	$9.661	$7.244	$15.624	$14.909	$11.117
Accumulation Unit Value at end of period	$10.418	$10.250	$11.041	$9.064	$7.997	$10.001	$9.661	$7.244	$15.624	$14.909
Number of Accumulation Units outstanding at end of period (in thousands)	120	135	165	453	546	601	647	733	591	219
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$6.958	$—	$—	$—
Accumulation Unit Value at end of period	$9.297	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	221	268	361	547	664	761	902	—	—	—
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.683	$20.052	$14.678	$12.483	$13.764	$10.955	$7.737	$12.132	$12.039	$10.621
Accumulation Unit Value at end of period	$20.295	$21.683	$20.052	$14.678	$12.483	$13.764	$10.955	$7.737	$12.132	$12.039
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	25	61	87	99	103	120	114	50
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$7.431	$—	$—	$—
Accumulation Unit Value at end of period	$18.113	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	35	58	67	85	83	—	—	—
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.029	$13.669	$10.090	$8.798	$9.213	$8.331	$6.935	$11.845	$12.452	$10.366
Accumulation Unit Value at end of period	$13.847	$15.029	$13.669	$10.090	$8.798	$9.213	$8.331	$6.935	$11.845	$12.452
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	22	39	52	54	61	68	88	54
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$6.661	$—	$—	$—
Accumulation Unit Value at end of period	$12.357	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	118	173	254	336	423	502	—	—	—
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.875	$18.837	$14.493	$12.573	$13.030	$11.228	$8.350	$14.681	$12.609	$11.401
Accumulation Unit Value at end of period	$20.805	$20.875	$18.837	$14.493	$12.573	$13.030	$11.228	$8.350	$14.681	$12.609
Number of Accumulation Units outstanding at end of period (in thousands)	586	692	866	1,749	2,191	2,658	2,985	3,353	2,667	1,289

APP II-15

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$8.020	$—	$—	$—
Accumulation Unit Value at end of period	$18.567	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	251	293	448	562	746	1,061	1,271	—	—	—
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.519	$14.129	$10.297	$8.486	$8.794	$7.509	$5.572	$9.571	$9.654	$—
Accumulation Unit Value at end of period	$15.561	$15.519	$14.129	$10.297	$8.486	$8.794	$7.509	$5.572	$9.571	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	11	19	11	14	5	5	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$5.497	$—	$—	$—
Accumulation Unit Value at end of period	$14.265	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	—	11	13	12	—	—	—	—
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.548	$15.369	$12.114	$10.427	$10.437	$9.151	$7.098	$12.506	$12.442	$10.452
Accumulation Unit Value at end of period	$15.728	$16.548	$15.369	$12.114	$10.427	$10.437	$9.151	$7.098	$12.506	$12.442
Number of Accumulation Units outstanding at end of period (in thousands)	79	97	124	180	212	233	239	282	232	170
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$6.818	$—	$—	$—
Accumulation Unit Value at end of period	$14.036	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	130	168	213	286	372	445	—	—	—
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.473	$17.673	$13.093	$11.531	$11.621	$9.453	$7.443	$14.232	$11.321	$10.703
Accumulation Unit Value at end of period	$20.662	$19.473	$17.673	$13.093	$11.531	$11.621	$9.453	$7.443	$14.232	$11.321
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	24	31	39	38	45	39	30	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$7.149	$—	$—	$—
Accumulation Unit Value at end of period	$18.439	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	50	65	107	110	121	155	—	—	—
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.777	$20.693	$15.345	$13.495	$15.252	$11.952	$8.616	$14.375	$12.557	$11.255
Accumulation Unit Value at end of period	$21.262	$21.777	$20.693	$15.345	$13.495	$15.252	$11.952	$8.616	$14.375	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	142	159	196	272	332	386	426	439	395	249
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$8.276	$—	$—	$—
Accumulation Unit Value at end of period	$18.975	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	73	121	160	219	309	359	—	—	—

APP II-16

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.566	$17.562	$13.591	$10.777	$11.937	$9.519	$6.103	$12.623	$12.061	$10.475
Accumulation Unit Value at end of period	$17.839	$18.566	$17.562	$13.591	$10.777	$11.937	$9.519	$6.103	$12.623	$12.061
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	15	42	32	42	37	29	26	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$5.862	$—	$—	$—
Accumulation Unit Value at end of period	$15.920	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	11	22	48	47	—	—	—
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.845	$1.693	$1.408	$1.266	$1.252	$1.125	$0.870	$1.282	$1.212	$1.103
Accumulation Unit Value at end of period	$1.834	$1.845	$1.693	$1.408	$1.266	$1.252	$1.125	$0.870	$1.282	$1.212
Number of Accumulation Units outstanding at end of period (in thousands)	493	483	675	1,177	1,432	1,605	892	922	710	468
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$3.568	$—	$—	$—
Accumulation Unit Value at end of period	$6.989	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	127	181	207	227	250	272	219	—	—	—
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.790	$17.642	$12.780	$10.881	$12.374	$10.702	$7.402	$7.524	$—	$—
Accumulation Unit Value at end of period	$18.839	$18.790	$17.642	$12.780	$10.881	$12.374	$10.702	$7.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	179	202	246	300	380	468	386	64	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$7.382	$—	$—	$—
Accumulation Unit Value at end of period	$17.458	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	60	109	122	126	206	252	—	—	—
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.050	$1.778	$1.319	$1.130	$1.125	$0.994	$0.797	$1.280	$1.191	$1.067
Accumulation Unit Value at end of period	$2.174	$2.050	$1.778	$1.319	$1.130	$1.125	$0.994	$0.797	$1.280	$1.191
Number of Accumulation Units outstanding at end of period (in thousands)	1,554	1,850	2,627	551	563	636	607	629	612	482
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$0.905	$—	$—	$—
Accumulation Unit Value at end of period	$2.294	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,022	2,742	4,105	6,146	8,237	11,171	13,927	—	—	—
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.766	$2.467	$1.884	$1.671	$1.662	$1.479	$1.195	$1.783	$1.659	$1.389
Accumulation Unit Value at end of period	$2.714	$2.766	$2.467	$1.884	$1.671	$1.662	$1.479	$1.195	$1.783	$1.659
Number of Accumulation Units outstanding at end of period (in thousands)	5,420	6,383	8,046	15,520	19,721	23,467	25,303	27,090	20,730	9,400

APP II-17

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$2.671	$—	$—	$—
Accumulation Unit Value at end of period	$5.634	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	619	751	1,168	1,450	1,903	2,353	2,872	—	—	—
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.925	$1.816	$1.343	$1.096	$1.282	$1.131	$0.840	$1.780	$1.434	$1.266
Accumulation Unit Value at end of period	$2.064	$1.925	$1.816	$1.343	$1.096	$1.282	$1.131	$0.840	$1.780	$1.434
Number of Accumulation Units outstanding at end of period (in thousands)	212	251	260	541	739	779	899	944	715	392
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$1.173	$—	$—	$—
Accumulation Unit Value at end of period	$2.678	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	81	90	60	67	98	105	103	—	—	—
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.958	$2.611	$1.938	$1.539	$1.702	$1.458	$1.134	$2.102	$1.633	$1.469
Accumulation Unit Value at end of period	$3.280	$2.958	$2.611	$1.938	$1.539	$1.702	$1.458	$1.134	$2.102	$1.633
Number of Accumulation Units outstanding at end of period (in thousands)	1,852	2,308	2,449	2,511	3,236	3,725	4,285	4,609	2,924	1,040
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$1.063	$—	$—	$—
Accumulation Unit Value at end of period	$2.859	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	545	649	779	1,002	1,507	1,844	2,244	—	—	—
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.296	$2.256	$2.135	$1.882	$1.811	$1.571	$1.052	$1.418	$1.390	$1.259
Accumulation Unit Value at end of period	$2.181	$2.296	$2.256	$2.135	$1.882	$1.811	$1.571	$1.052	$1.418	$1.390
Number of Accumulation Units outstanding at end of period (in thousands)	425	529	655	1,294	1,204	1,080	1,127	855	834	501
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$1.021	$—	$—	$—
Accumulation Unit Value at end of period	$1.968	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	358	576	609	894	1,245	1,362	2,032	—	—	—
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.787	$1.873	$1.553	$1.301	$1.524	$1.341	$1.013	$1.767	$1.397	$1.131
Accumulation Unit Value at end of period	$1.807	$1.787	$1.873	$1.553	$1.301	$1.524	$1.341	$1.013	$1.767	$1.397
Number of Accumulation Units outstanding at end of period (in thousands)	4,168	4,898	5,738	5,618	7,115	7,939	1,872	1,955	1,634	957
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$1.770	$—	$—	$—
Accumulation Unit Value at end of period	$2.934	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	630	777	1,263	1,678	2,215	2,654	2,189	—	—	—

APP II-18

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.939	$18.564	$13.885	$11.196	$12.336	$10.277	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.550	$19.939	$18.564	$13.885	$11.196	$12.336	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	30	34	41	38	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.015	$17.890	$13.522	$11.018	$12.268	$10.266	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.449	$19.015	$17.890	$13.522	$11.018	$12.268	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	15	13	22	27	—	—	—	—
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.855	$2.687	$1.875	$1.634	$1.703	$1.382	$1.077	$1.827	$1.612	$1.570
Accumulation Unit Value at end of period	$2.601	$2.855	$2.687	$1.875	$1.634	$1.703	$1.382	$1.077	$1.827	$1.612
Number of Accumulation Units outstanding at end of period (in thousands)	656	657	777	149	185	175	180	229	185	59
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$1.632	$—	$—	$—
Accumulation Unit Value at end of period	$3.661	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	120	178	253	415	489	578	—	—	—
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.256	$14.608	$10.703	$9.307	$9.484	$7.594	$5.174	$9.809	$9.522	$—
Accumulation Unit Value at end of period	$14.425	$15.256	$14.608	$10.703	$9.307	$9.484	$7.594	$5.174	$9.809	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	19	54	83	91	87	30	2	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$5.105	$—	$—	$—
Accumulation Unit Value at end of period	$13.224	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	26	42	77	55	65	55	—	—	—
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.835	$2.699	$1.877	$1.611	$1.600	$1.181	$0.879	$1.415	$1.452	$1.369
Accumulation Unit Value at end of period	$2.798	$2.835	$2.699	$1.877	$1.611	$1.600	$1.181	$0.879	$1.415	$1.452
Number of Accumulation Units outstanding at end of period (in thousands)	102	111	150	308	433	608	421	393	349	194
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$0.824	$—	$—	$—
Accumulation Unit Value at end of period	$2.439	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	188	216	395	562	751	985	1,121	—	—	—
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.676	$1.517	$1.156	$1.018	$1.037	$0.910	$0.648	$1.148	$1.092	$0.960
Accumulation Unit Value at end of period	$1.709	$1.676	$1.517	$1.156	$1.018	$1.037	$0.910	$0.648	$1.148	$1.092
Number of Accumulation Units outstanding at end of period (in thousands)	187	188	264	412	586	637	747	821	661	529

APP II-19

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$3.785	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	70	84	103	142	156	184	—	—	—
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.077	$1.976	$2.019	$1.891	$1.781	$1.669	$1.462	$1.595	$1.535	$1.476
Accumulation Unit Value at end of period	$2.050	$2.077	$1.976	$2.019	$1.891	$1.781	$1.669	$1.462	$1.595	$1.535
Number of Accumulation Units outstanding at end of period (in thousands)	19,384	22,324	27,068	14,633	17,120	19,322	21,232	21,883	16,312	7,356
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$2.934	$—	$—	$—
Accumulation Unit Value at end of period	$3.821	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,660	1,907	2,470	3,388	4,178	5,202	6,519	—	—	—
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.317	$1.291	$1.323	$1.285	$1.235	$1.198	$1.168	$1.184	$1.143	$1.107
Accumulation Unit Value at end of period	$1.328	$1.317	$1.291	$1.323	$1.285	$1.235	$1.198	$1.168	$1.184	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	1,911	2,053	2,481	4,192	4,753	5,638	6,416	8,241	3,947	1,105
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$1.096	$—	$—	$—
Accumulation Unit Value at end of period	$1.157	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,678	3,031	3,866	5,565	5,685	7,572	9,226	—	—	—
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.174	$1.181	$1.190	$1.199	$1.208	$1.217	$1.226	$1.209	$1.161	$1.117
Accumulation Unit Value at end of period	$1.167	$1.174	$1.181	$1.190	$1.199	$1.208	$1.217	$1.226	$1.209	$1.161
Number of Accumulation Units outstanding at end of period (in thousands)	1,395	2,272	2,549	2,992	2,767	1,886	2,948	4,735	2,438	1,821
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$1.997	$—	$—	$—
Accumulation Unit Value at end of period	$1.766	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	484	756	1,381	1,768	2,073	2,121	2,751	—	—	—
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.265	$2.049	$1.565	$1.347	$1.385	$1.217	$0.986	$1.505	$1.392	$1.151
Accumulation Unit Value at end of period	$2.179	$2.265	$2.049	$1.565	$1.347	$1.385	$1.217	$0.986	$1.505	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	2,143	2,577	3,344	4,367	5,634	6,831	384	370	269	108
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$0.919	$—	$—	$—
Accumulation Unit Value at end of period	$1.887	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	607	696	896	1,168	1,874	2,287	1,184	—	—	—

APP II-20

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
HIMCO VIT Index Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.792	$1.653	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.797	$1.792	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	190	200	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.627	$7.050	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$7.570	$7.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	29	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.014	$21.180	$15.933	$13.711	$13.701	$11.298	$8.180	$14.069	$13.156	$10.989
Accumulation Unit Value at end of period	$20.704	$23.014	$21.180	$15.933	$13.711	$13.701	$11.298	$8.180	$14.069	$13.156
Number of Accumulation Units outstanding at end of period (in thousands)	75	83	102	193	233	271	295	309	237	99
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$7.857	$—	$—	$—
Accumulation Unit Value at end of period	$18.478	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	11	16	26	52	54	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.627	$23.666	$17.577	$14.891	$15.326	$13.347	$10.472	$16.435	$16.954	$14.720
Accumulation Unit Value at end of period	$23.860	$25.627	$23.666	$17.577	$14.891	$15.326	$13.347	$10.472	$16.435	$16.954
Number of Accumulation Units outstanding at end of period (in thousands)	221	251	318	619	767	917	1,039	1,169	1,156	742
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$—	$—	$—
Accumulation Unit Value at end of period	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	65	92	139	180	233	296	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.298	$23.178	$17.458	$15.382	$15.856	$14.240	$11.560	$17.181	$16.884	$14.668
Accumulation Unit Value at end of period	$24.277	$25.298	$23.178	$17.458	$15.382	$15.856	$14.240	$11.560	$17.181	$16.884
Number of Accumulation Units outstanding at end of period (in thousands)	316	365	433	1,073	1,384	1,565	1,714	1,833	1,536	710
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$—	$—	$—
Accumulation Unit Value at end of period	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	36	42	53	89	107	—	—	—
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.885	$9.958	$9.991	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.812	$9.885	$9.958	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	231	142	133	—	—	—	—	—	—	—

APP II-21

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.721	$9.896	$9.978	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.549	$9.721	$9.896	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	36	34	—	—	—	—	—	—	—
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.929	$17.312	$16.124	$14.436	$13.934	$12.500	$9.377	$11.456	$10.870	$10.017
Accumulation Unit Value at end of period	$17.523	$17.929	$17.312	$16.124	$14.436	$13.934	$12.500	$9.377	$11.456	$10.870
Number of Accumulation Units outstanding at end of period (in thousands)	261	303	369	784	884	1,031	1,127	1,079	940	523
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$9.006	$—	$—	$—
Accumulation Unit Value at end of period	$15.639	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	92	107	145	167	167	233	—	—	—
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.092	$17.246	$13.583	$12.169	$12.237	$10.743	$8.770	$11.972	$11.692	$10.284
Accumulation Unit Value at end of period	$18.546	$19.092	$17.246	$13.583	$12.169	$12.237	$10.743	$8.770	$11.972	$11.692
Number of Accumulation Units outstanding at end of period (in thousands)	171	207	255	579	724	835	959	1,021	1,006	530
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$8.424	$—	$—	$—
Accumulation Unit Value at end of period	$16.551	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	29	31	38	36	39	—	—	—
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.328	$16.920	$13.128	$11.493	$12.607	$11.130	$8.935	$13.100	$11.926	$10.641
Accumulation Unit Value at end of period	$18.027	$18.328	$16.920	$13.128	$11.493	$12.607	$11.130	$8.935	$13.100	$11.926
Number of Accumulation Units outstanding at end of period (in thousands)	37	40	58	110	156	201	230	254	255	197
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$8.598	$—	$—	$—
Accumulation Unit Value at end of period	$16.117	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	16	19	23	29	47	—	—	—
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.942	$18.753	$13.918	$12.681	$13.377	$11.323	$9.056	$12.791	$12.076	$10.613
Accumulation Unit Value at end of period	$19.112	$19.942	$18.753	$13.918	$12.681	$13.377	$11.323	$9.056	$12.791	$12.076
Number of Accumulation Units outstanding at end of period (in thousands)	242	262	328	389	495	572	639	686	684	460
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$8.698	$—	$—	$—
Accumulation Unit Value at end of period	$17.056	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	22	42	56	63	78	—	—	—

APP II-22

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.920	$14.900	$11.047	$9.929	$10.652	$9.140	$7.745	$12.274	$11.955	$10.271
Accumulation Unit Value at end of period	$15.349	$15.920	$14.900	$11.047	$9.929	$10.652	$9.140	$7.745	$12.274	$11.955
Number of Accumulation Units outstanding at end of period (in thousands)	667	793	963	1,920	2,404	2,839	3,187	3,444	2,619	1,154
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$7.439	$—	$—	$—
Accumulation Unit Value at end of period	$13.698	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	102	164	201	244	309	355	—	—	—
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.379	$15.209	$11.839	$10.481	$10.707	$9.884	$6.908	$12.809	$11.335	$10.605
Accumulation Unit Value at end of period	$17.812	$17.379	$15.209	$11.839	$10.481	$10.707	$9.884	$6.908	$12.809	$11.335
Number of Accumulation Units outstanding at end of period (in thousands)	42	51	63	98	129	151	166	183	132	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$6.635	$—	$—	$—
Accumulation Unit Value at end of period	$15.897	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	78	108	144	193	254	318	—	—	—
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.221	$15.488	$11.506	$9.979	$9.971	$7.900	$6.018	$11.938	$11.343	$11.128
Accumulation Unit Value at end of period	$17.122	$16.221	$15.488	$11.506	$9.979	$9.971	$7.900	$6.018	$11.938	$11.343
Number of Accumulation Units outstanding at end of period (in thousands)	14	18	20	22	31	29	17	16	14	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$5.780	$—	$—	$—
Accumulation Unit Value at end of period	$15.281	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	32	41	48	31	33	—	—	—
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.506	$18.270	$14.495	$12.074	$13.299	$11.581	$8.373	$14.138	$13.428	$11.527
Accumulation Unit Value at end of period	$19.042	$18.506	$18.270	$14.495	$12.074	$13.299	$11.581	$8.373	$14.138	$13.428
Number of Accumulation Units outstanding at end of period (in thousands)	428	513	616	1,062	1,345	1,617	1,801	2,036	1,648	715
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$8.042	$—	$—	$—
Accumulation Unit Value at end of period	$16.994	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	102	146	198	297	408	487	—	—	—
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.977	$16.406	$12.576	$10.866	$10.982	$9.553	$7.520	$12.345	$11.942	$10.484
Accumulation Unit Value at end of period	$18.397	$17.977	$16.406	$12.576	$10.866	$10.982	$9.553	$7.520	$12.345	$11.942
Number of Accumulation Units outstanding at end of period (in thousands)	32	34	33	53	48	51	56	51	57	34

APP II-23

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$7.223	$—	$—	$—
Accumulation Unit Value at end of period	$16.419	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	12	23	19	27	37	—	—	—
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.838	$19.706	$14.119	$12.089	$12.477	$10.216	$7.519	$12.220	$12.486	$10.971
Accumulation Unit Value at end of period	$20.354	$21.838	$19.706	$14.119	$12.089	$12.477	$10.216	$7.519	$12.220	$12.486
Number of Accumulation Units outstanding at end of period (in thousands)	62	67	89	48	59	73	84	98	112	68
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$7.222	$—	$—	$—
Accumulation Unit Value at end of period	$18.165	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	93	127	201	299	395	494	—	—	—
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.327	$25.429	$23.764	$21.468	$22.338	$19.975	$12.954	$18.865	$18.253	$17.302
Accumulation Unit Value at end of period	$24.549	$25.327	$25.429	$23.764	$21.468	$22.338	$19.975	$12.954	$18.865	$18.253
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	67	239	270	307	329	416	381	103
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592	$—	$—	$—
Accumulation Unit Value at end of period	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	79	84	95	117	153	159	—	—	—
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.000	$23.252	$17.692	$14.941	$14.769	$13.215	$10.447	$—	$—	$—
Accumulation Unit Value at end of period	$25.020	$26.000	$23.252	$17.692	$14.941	$14.769	$13.215	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	109	114	128	352	479	532	569	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$10.436	$—	$—	$—
Accumulation Unit Value at end of period	$23.224	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	15	14	14	18	34	34	—	—	—
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.374	$14.906	$12.717	$11.385	$11.162	$10.148	$8.138	$13.833	$13.805	$12.428
Accumulation Unit Value at end of period	$16.068	$16.374	$14.906	$12.717	$11.385	$11.162	$10.148	$8.138	$13.833	$13.805
Number of Accumulation Units outstanding at end of period (in thousands)	34	33	31	84	104	127	146	185	208	171
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134	$—	$—	$—
Accumulation Unit Value at end of period	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	33	45	61	46	46	—	—	—

APP II-24

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$56.118	$51.671	$43.568	$38.438	$38.890	$34.165	$25.459	$38.469	$37.652	$33.614
Accumulation Unit Value at end of period	$55.795	$56.118	$51.671	$43.568	$38.438	$38.890	$34.165	$25.459	$38.469	$37.652
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	23	28	34	41	43	48	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286	$—	$—	$—
Accumulation Unit Value at end of period	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	14	38	62	72	62	—	—	—
Putnam VT Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$82.097	$74.698	$55.470	$46.910	$49.564	$43.660	$33.886	$55.693	$59.719	$51.909
Accumulation Unit Value at end of period	$75.350	$82.097	$74.698	$55.470	$46.910	$49.564	$43.660	$33.886	$55.693	$59.719
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	8	9	9	12	16	25	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$7.797	$—	$—	$—
Accumulation Unit Value at end of period	$16.110	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	17	21	21	21	20	—	—	—
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.514	$25.413	$19.992	$16.522	$20.040	$18.351	$14.835	$26.667	$24.793	$19.558
Accumulation Unit Value at end of period	$23.371	$23.514	$25.413	$19.992	$16.522	$20.040	$18.351	$14.835	$26.667	$24.793
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	29	73	89	100	107	146	153	63
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051	$—	$—	$—
Accumulation Unit Value at end of period	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	180	257	373	470	505	602	—	—	—
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.853	$8.741	$7.206	$5.966	$6.971	$6.557	$5.235	$9.771	$9.876	$—
Accumulation Unit Value at end of period	$7.638	$7.853	$8.741	$7.206	$5.966	$6.971	$6.557	$5.235	$9.771	$—
Number of Accumulation Units outstanding at end of period (in thousands)	198	219	233	11	15	21	16	46	4	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$5.165	$—	$—	$—
Accumulation Unit Value at end of period	$7.002	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	2	3	3	5	—	—	—
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.262	$14.383	$10.725	$9.249	$9.315	$8.238	$6.344	$10.574	$11.234	$9.934
Accumulation Unit Value at end of period	$15.789	$16.262	$14.383	$10.725	$9.249	$9.315	$8.238	$6.344	$10.574	$11.234
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	11	34	59	66	69	97	107	67

APP II-25

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153	$—	$—	$—
Accumulation Unit Value at end of period	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	50	71	107	157	194	212	—	—	—
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.674	$18.354	$13.553	$11.695	$12.414	$10.734	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.460	$20.674	$18.354	$13.553	$11.695	$12.414	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	100	107	140	15	17	17	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.752	$17.721	$13.224	$11.531	$12.369	$10.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.344	$19.752	$17.721	$13.224	$11.531	$12.369	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	8	16	20	22	—	—	—	—
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.128	$35.192	$25.397	$21.780	$23.032	$18.420	$14.109	$23.443	$27.062	$23.245
Accumulation Unit Value at end of period	$34.338	$36.128	$35.192	$25.397	$21.780	$23.032	$18.420	$14.109	$23.443	$27.062
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	23	51	64	77	87	100	108	82
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406	$—	$—	$—
Accumulation Unit Value at end of period	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	38	57	99	110	145	183	—	—	—
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$102.081	$93.738	$65.711	$57.959	$71.083	$59.287	$36.446	$58.316	$55.681	$53.208
Accumulation Unit Value at end of period	$95.125	$102.081	$93.738	$65.711	$57.959	$71.083	$59.287	$36.446	$58.316	$55.681
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	3	2	1	—	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.201	$8.538	$6.048	$5.391	$6.682	$5.632	$3.498	$—	$—	$—
Accumulation Unit Value at end of period	$8.484	$9.201	$8.538	$6.048	$5.391	$6.682	$5.632	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	37	53	123	99	132	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.698	$18.682	$19.033	$16.001	$19.717	$16.702	$9.891	$23.038	$16.526	$12.138
Accumulation Unit Value at end of period	$15.685	$17.698	$18.682	$19.033	$16.001	$19.717	$16.702	$9.891	$23.038	$16.526
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	27	64	80	89	88	69	106	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$9.501	$—	$—	$—
Accumulation Unit Value at end of period	$13.998	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	43	73	74	116	161	193	—	—	—

APP II-26

	As of December 31,
Sub-Account	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.070	$22.824	$16.726	$15.533	$16.860	$12.842	$8.222	$15.576	$12.799	$11.816
Accumulation Unit Value at end of period	$21.526	$23.070	$22.824	$16.726	$15.533	$16.860	$12.842	$8.222	$15.576	$12.799
Number of Accumulation Units outstanding at end of period (in thousands)	46	55	70	204	256	297	324	339	255	184
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$7.897	$—	$—	$—
Accumulation Unit Value at end of period	$19.212	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	11	23	60	78	93	—	—	—

APP A-1

Appendix A - Product Comparison Information
In addition to the variable annuity Contract described in this prospectus, we offered other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the “Director M” and “Leaders” suites of variable annuities we offered generally relate to the investment options offered and mortality expense risk charges. We offered three contract variations that have a contingent deferred sales charge (these forms of contract are called “Outlook”, “Plus” and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the “Core” version)), one contract version has a front end sales charge (called “Edge”) and one contract version has no sales charge (called “Access”). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.
Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.
Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.
I. Key Differences

	Minimum Initial Premium
Contract	Qualified Contract	Non- Qualified Contract	Sales Charge										Mortality & Expense Risk Charge(1)	Payment Enhancement	Maximum Up-Front Commission
Access	$10,000	$2,000	None										1.45%	No	2%
Core	$1,000	$1,000	Year	1	2	3	4	5	6	7	8+
			CDSC(2)	7%	7%	7%	6%	5%	4%	3%	0%		0.95%	No	7%
Outlook	$10,000	$2,000	Year	1	2	3	4	5+
			CDSC(2)	7%	6%	5%	4%	0%					1.40%	No	5.75%
Plus	$10,000	$2,000	Year	1	2	3	4	5	6	7	8	9+
			CDSC(2)	8%	8%	8%	8%	7%	6%	5%	4%	0%	1.40%	Yes(3)	6.5%

(1)
Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), taxes (0 - 3.5premium %) and optional benefit fees.

(2)
Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

(3)
We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

•	Cancel your Contract during any “Free Look” period.

•	Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

•	Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

APP A-2

The following Surrenders are NOT subject to a CDSC:

•
Annual Withdrawal Amount - Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

•	facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

•	facility certified as a hospital or long-term care facility; or

•	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

•	Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

•	Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

•
Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

•
For Required Minimum Distributions - This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

APP A-3

II. Investment Options

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AB Variable Products Series Fund, Inc.
AB VPS Balanced Wealth Strategy Portfolio - Class B	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk	AllianceBernstein, L.P.
AB VPS International Growth Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS International Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Small/Mid Cap Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AB VPS Value Portfolio - Class B	Seeks long-term growth of capital	AllianceBernstein, L.P.
AIM Variable Insurance Funds
Invesco V.I. American Value Fund - Series II	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. Government Money Market Fund - Series I** (formerly Invesco V.I. Money Market Fund)	Seeks to provide current income consistent with preservation of capital and liquidity	Invesco Advisers, Inc.
Fidelity Variable Insurance Products Funds
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Dynamic Capital Appreciation Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Equity-Income Portfolio - Service Class 2	Seeks reasonable income. Fund will also consider the potential for capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Fidelity® VIP Strategic Income Portfolio - Service Class 2	Seeks a high level of current income. The fund may also seek capital appreciation
Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers

Fidelity® VIP Value Strategies Portfolio - Service Class 2	Seeks capital appreciation	Fidelity Management & Research Company (FMR) (the Advisor), Sub-advised by FMR Co., Inc. (FMRC) and other investment advisers
Hartford HLS Series Fund II, Inc.

APP A-4

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Growth Opportunities HLS Fund - Class IA	Seeks capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small/Mid Cap Equity HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Cap Growth HLS Fund - Class IA	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford U.S. Government Securities HLS Fund - Class IA	Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Series Fund, Inc.
Hartford Balanced HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Capital Appreciation HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IA	Seeks a high level of current income consistent with growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Global Growth HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford High Yield HLS Fund - Class IA	Seeks to provide high current income, and long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford International Opportunities HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford MidCap Value HLS Fund - Class IA†	Seeks long-term capital appreciation	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Small Company HLS Fund - Class IA	Seeks growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Stock HLS Fund - Class IA	Seeks long-term growth of capital	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP

APP A-5

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Hartford Total Return Bond HLS Fund - Class IA	Seeks a competitive total return, with income as a secondary objective	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Ultrashort Bond HLS Fund - Class IA	Seeks total return and income consistent with preserving capital and maintaining liquidity	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
Hartford Value HLS Fund - Class IA	Seeks long-term total return	Hartford Funds Management Company, LLC, Sub-advised by Wellington Management Company LLP
HIMCO VIT
HIMCO VIT Index Fund - IA	Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.	Hartford Investment Management Company
Lord Abbett Series Fund, Inc.
Lord Abbett Bond-Debenture Portfolio - Class VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Calibrated Dividend Growth Portfolio - Class VC	Seeks current income and capital appreciation	Lord, Abbett & Co. LLC
Lord Abbett Classic Stock Portfolio - Class VC	Seeks growth of capital and growth of income consistent with reasonable risk	Lord, Abbett & Co. LLC
Lord Abbett Fundamental Equity Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Growth and Income Portfolio - Class VC	Seeks long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Oppenheimer Variable Account Funds
Oppenheimer Capital Appreciation Fund/VA - Service Shares	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Discovery Mid Cap Growth Fund/VA	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA - Service Shares	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Fund®/VA - Service Shares	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund/VA	Seeks capital appreciation	OFI Global Asset Management, Inc., Sub-advised by OppenheimerFunds, Inc.
Putnam Variable Trust
Putnam VT Diversified Income Fund - Class IB	As high a level of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital	Putnam Investment Management, LLC
Putnam VT Equity Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC

APP A-6

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Putnam VT George Putnam Balanced Fund - Class IB	A balanced investment composed of a well diversified portfolio of stocks and bonds which produce both capital growth and current income	Putnam Investment Management, LLC
Putnam VT Global Asset Allocation Fund - Class IB	Long-term return consistent with preservation of capital	Putnam Investment Management, LLC, Sub-advised by The Putnam Advisory Company, LLC
Putnam VT Growth and Income Fund - Class IB	Capital growth and current income	Putnam Investment Management, LLC
Putnam VT International Equity Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC, Sub-advised by The Putnam Advisory Company, LLC
Putnam VT International Value Fund - Class IB	Capital growth. Current income is a secondary objective	Putnam Investment Management, LLC, Sub-advised by The Putnam Advisory Company, LLC
Putnam VT Investors Fund - Class IB	Long-term growth of capital and any increased income that results from this growth	Putnam Investment Management, LLC
Putnam VT Multi-Cap Growth Fund - Class IB	Long-term capital appreciation	Putnam Investment Management, LLC
Putnam VT Small Cap Value Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC
Putnam VT Voyager Fund - Class IB	Capital appreciation	Putnam Investment Management, LLC
The Universal Institutional Funds, Inc.
UIF Emerging Markets Equity Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc., Sub-advised by Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited
UIF Mid Cap Growth Portfolio - Class II	Seeks long-term capital growth by investing primarily in common stocks and other equity securities	Morgan Stanley Investment Management Inc.
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.
**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

†	Closed to new and subsequent Premium Payments and transfers of Contract Value.

APP B-1

Appendix B — The Hartford’s Lifetime Income Builder
Objective
Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.
How does this rider help achieve this goal?
This rider (called the Unified Benefit Rider in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

•
Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

•
Guaranteed Minimum Death Benefit (“GMDB”). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. Depleting the Benefit Amount by taking Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder is closed to new investors (including existing Owners).
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

APP B-2

Does the Benefit Amount/Payment Base change under this rider?
Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments. However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Payment prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduce by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner’s or Annuitant’s 75th birthday or the Annuity Commencement Date.

•
Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•	Benefit Amount limits. Your Benefit Amount cannot be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.
Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.
Is this rider designed to pay you withdrawal benefits for your lifetime?
Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

•	Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

APP B-3

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made. Subsequent Premium Payments may decrease instead of increase the Benefit Payment. See Example 10 in Appendix I for more information
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.
If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

•	Lifetime Benefit Payments
Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner’s 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider’s effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Lifetime Benefit Payment can be taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

APP B-4

If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.
If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.
Is this rider designed to pay you Death Benefits?
Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value on the date due proof of death is received by us.
The Death Benefit is payable at the first death of an Owner or Annuitant.
Does this rider replace standard Death Benefits?
Yes. This rider replaces the standard Death Benefit.
Can you revoke this rider?
No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
What effect do Full Surrenders have on your benefits under this rider?
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.
Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section “Are there restrictions on how you must invest?”
If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
What happens if you change ownership?
Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)	If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

APP B-5

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?
Yes. If the Owner dies and the Beneficiary is the deceased Owner’s Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If this rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B)
If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.
What happens if you annuitize your Contract?
If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.
If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.

•	Fixed Period Certain Payout Option
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Fixed Lifetime and Period Certain Payout Option
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled

APP B-6

payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner’s last instructions on record.
These options may not be available if your contract is issued to qualify under Section 401, 403, 408 or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, these options will be available only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time these options become effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D, on and after October 4, 2013 the living benefit feature of the rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
To the extent permitted by law, we may modify, add, delete, or substitute, the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in revocation of the rider. If the rider is revoked by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the rider will not terminate any concurrent guaranteed minimum death benefit rider.
If the rider is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Are there restrictions on the amount of subsequent Premium Payments?
No.
Can we aggregate contracts?
For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
Other information
For examples of how this rider works, see “Appendix I.”
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•	The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

•
Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

APP B-7

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option and will not be subject to automatic Benefit Amount increases.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

•
Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

•
Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

•	Certain ownership changes may result in a reduction of benefits.

•
Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•	Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

•	There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP C-1

Appendix C — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Hartford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.

APP C-3

Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

APP C-4

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

APP C-5

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.

A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.

APP C-6

Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract - generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

•	We will no longer accept subsequent Premium Payments; and

•
You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

•	Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

•	Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

•	All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

•	If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.
See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP C-7

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues

APP C-8

Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

APP C-9

What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.
If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59½ or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59½ or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

APP C-10

If your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.
Are there restrictions on how you must invest?
Yes, as described below:
Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions described in Appendix D on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.

To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.

If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.

Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.

To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.
Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please

APP C-11

refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.
If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income

APP C-12

Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

APP D-1

Appendix D - Optional Rider Investment Restrictions

(Percentage allocations apply to value in the Sub-Accounts)

A. Investment Restrictions For

The Hartford's Lifetime Income Builder	The Hartford's Lifetime Income Builder Selects
The Hartford's Lifetime Income Builder II	The Hartford's Lifetime Income Foundation

Applicable to the Director M Edge

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))
Your Sub-Account value must be allocated in accordance with the following investment restrictions on and after October 4, 2013 and you must elect to rebalance to the allocations on a quarterly basis:
(1) SELF SELECT

Category 1	Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Category 2	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
Category 3	Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund

Category 1: Fixed Income Rule: Minimum 40% of allocation Maximum of 100% of allocation*
Hartford Ultrashort Bond HLS Fund
Hartford Total Return Bond HLS Fund
Invesco V.I. Government Money Market Fund
*    If you have 100% allocation to the Fixed Accumulation Feature (FAF) on and after October 4, 2013 you will comply with these investment restrictions for as long as your allocation remains at 100% to the FAF. Please remember that effective October 4, 2013, the FAF was closed to new allocations or Premium Payments (with limited state exclusions). Therefore, if you move any money out of the FAF and into the Sub-Accounts you will not be able to move it back into the FAF AND your Sub-Account allocations must comply with these investment restrictions in order to prevent the revocation of your withdrawal feature.

Category 2: Acceptable Investment Options (Equity or Multi-Asset) Rule: Maximum 60% of allocation, maximum 20% in any one fund
AB VPS Balanced Wealth Strategy Portfolio
AB VPS International Growth Portfolio
AB VPS International Value Portfolio
AB VPS Value Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Research HLS
Hartford Growth Opportunities HLS Fund

APP D-2

HIMCO VIT Index Fund
Hartford Stock HLS Fund
Hartford Value HLS Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income Fund
Lord Abbett Calibrated Dividend Growth Portfolio
Lord Abbett Classic Stock
Lord Abbett Fundamental Equity
Lord Abbett Growth & Income Portfolio
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer Main Street Fund/VA
Putnam VT Equity Income Fund
Putnam VT George Putnam Balanced Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Growth and Income Fund
Putnam VT International Equity Fund
Putnam VT International Value Fund
Putnam VT Investors Fund
Putnam VT Multi-cap Growth Fund
Putnam VT Voyager Fund

Category 3: Limited Investment Options (Equity, Multi-Asset, or Bond) Rule: Maximum 20% of allocation, maximum of 10% in any one fund
AB VPS Small/Mid-Cap Value Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio
Hartford High Yield HLS Fund
Hartford International Opportunities HLS Fund
Hartford Mid Cap Value HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Small/Mid Cap Equity HLS Fund
Invesco V.I. American Value Fund
UIF Emerging Markets Equity Portfolio
UIF Mid Cap Growth Portfolio
Invesco V.I. Mid Cap Growth Portfolio
Lord Abbett Bond-Debenture Portfolio
Oppenheimer Main Street Small Cap Fund/VA
Oppenheimer Discovery Mid Cap Growth Fund/VA
Putnam VT Diversified Income Fund
Putnam VT Small Cap Value Fund

APP D-3

(2) ASSET ALLOCATIONS MODELS

	Hartford LIB & LIF Riders
Fund	Conservative 2	Balanced 2	Moderate Growth 2
Oppenheimer Global Fund VA	3%	3%	4%
Putnam VT International Value Fund	3%	3%	4%
Fidelity VIP Mid Cap Portfolio	2%	3%	3%
Hartford Disciplined Equity HLS Fund	6%	7%	8%
Hartford Dividend & Growth HLS Fund	5%	6%	7%
Hartford Value HLS Fund	4%	5%	6%
Hartford Growth Opportunities HLS Fund	4%	7%	8%
Hartford International Opportunities HLS Fund	3%	4%	5%
Hartford Small Company HLS Fund	0%	0%	2%
Hartford Total Return Bond HLS Fund	49%	44%	40%
Hartford High Yield HLS Fund	4%	2%	0%
Lord Abbett Fundamental Equity Portfolio	4%	5%	6%
Putnam VT Multi-cap Growth Fund	3%	4%	5%
Oppenheimer Main St. Small Cap Fund/VA	3%	3%	2%
Lord Abbett Bond Debenture Portfolio	7%	4%	0%
Total	100%	100%	100%

As of May 2, 2016, the following models will be available to you to invest in.

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%
Hartford Global Growth HLS Fund	3%	4%	4%	6%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%
Hartford High Yield HLS Fund	8%	10%	9%	9%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%
Invesco V.I. American Value Fund	2%	2%	3%	4%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%
Oppenheimer Global Fund	3%	4%	5%	7%
Total	100%	100%	100%	100%

APP D-4

(3) INVESTMENT MODELS
Investment Model Option A: Hartford

Funds
Hartford Total Return Bond HLS Fund	40%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford Small Company HLS Fund	10%
Hartford International Opportunities HLS Fund	10%
Total	100%
Investment Model Option B: Diversifive

Funds
Hartford Total Return Bond HLS Fund	40%
Fidelity VIP Contrafund Portfolio	20%
Lord Abbett Growth & income Portfolios	20%
Hartford International Opportunities HLS Fund	10%
Oppenheimer Global Fund/VA	10%
Total	100%

(4) PORTFOLIO PLANNER MODEL
(ONLY AVAILABLE FOR CONTRACT OWNERS WHO WERE INVESTED IN ONE OF THE FOLLOWING MODELS AS OF OCTOBER 4, 2013. THESE MODELS ARE REBALANCED QUARTERLY)

Portfolio Planner Models	Income 2006	Income 2006R	Income 2007	Enhanced Income 2007
AB VPS International Value Portfolio	7%	7%	8%	9%
AB VPS Value Portfolio	6%	5%	7%	7%
Fidelity VIP Equity-Income Portfolio	0%	0%	0%	4%
Hartford Disciplined Equity HLS Fund	17%	21%	0%	0%
Hartford High Yield HLS Fund	5%	3%	3%	3%
Hartford Ultrashort Bond HLS Fund	23%	7%	6%	2%
Hartford Small Company HLS Fund	0%	0%	4%	4%
Hartford Total Return Bond HLS Fund	16%	25%	26%	23%
Hartford US Government Securities HLS Fund	15%	24%	24%	16%
Hartford Value HLS Fund	0%	0%	8%	11%
Invesco V.I. Comstock Fund	4%	0%	0%	0%
Oppenheimer Main Street Small Cap Fund/VA	4%	4%	0%	3%
Oppenheimer Capital Appreciation Fund/VA	0%	0%	4%	6%
Putnam VT International Equity Fund	3%	4%	0%	0%
Putnam VT Investors Fund	0%	0%	10%	12%
Total	100%	100%	100%	100%

APP D-5

B. Investment Restrictions For

The Hartford's Lifetime Income Builder Portfolios

Applicable to the Director M Edge

(If applicable to your contract (see the "State Variations" provisions in the "Miscellaneous" section))

(1) INVESTMENT STRATEGY MODELS
Hartford Funds for Retirement

Hartford Dividend and Growth HLS Fund	34%
Hartford Growth Opportunities HLS Fund	11%
Hartford International Opportunities HLS Fund	11%
Hartford Total Return Bond HLS Fund	33%
Hartford Values HLS Fund	11%
Total	100%
Core Five

Fidelity VIP Contrafund Portfolio	17%
Hartford Dividend and Growth HLS Fund	17%
Hartford Total Return Bond HLS Fund	32%
Lord Abbott Growth & Income Portfolio	17%
Oppenheimer Global Fund/VA	17%
Total	100%
(2) PORTFOLIO PLANNER MODEL

	Balanced	Moderate Growth	Growth
AB VPS International Growth Portfolio	3%	4%	3%
AB VPS International Value Portfolio	3%	4%	3%
Fidelity VIP Mid Cap Portfolio	3%	3%	2%
Hartford Disciplined Equity HLS Fund	7%	8%	9%
Hartford Dividend and Growth HLS Fund	6%	7%	8%
Hartford Growth Opportunities HLS Fund	7%	8%	9%
Hartford International Opportunities HLS Fund	4%	5%	9%
Hartford Small Company HLS Fund	0%	2%	2%
Hartford Total Return Bond HLS Fund	30%	21%	15%
Hartford Value HLS Fund	5%	6%	7%
Lord Abbett Bond-Debenture Portfolio	5%	5%	5%
Lord Abbett Classic Stock Portfolio	5%	6%	7%
Oppenheimer Capital Appreciation Fund/VA	4%	5%	6%
Oppenheimer Main Street Small Cap Fund/VA	3%	2%	3%
Putnam VT Diversified Income Fund	15%	14%	10%
UIF Mid Cap Growth Portfolio	0%	0%	2%
Total	100%	100%	100%

APP D-6

As of May 2, 2016, the following models will be available to you to invest in.

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford Global Growth HLS Fund	3%	4%	4%	6%	7%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Oppenheimer Global Fund	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

(3) INDIVIDUAL SUB-ACCOUNTS
You may choose any combination of these funds as long as they equal 100% of your Sub-Account allocation. For example, you may allocate 100% of you Sub-Account allocation to ONE of these funds OR you may allocate among TWO, THREE, FOUR, FIVE or ALL SIX of these funds as long as your Sub-Account allocation equals 100%.

AB VPS Balanced Wealth Strategy Portfolio
Hartford Balanced HLS Fund
Hartford Mid Cap Value HLS
Hartford Ultrashort Bond HLS Fund
Invesco V.I. Government Money Market Fund
Lord Abbett Calibrated Dividend Growth Portfolio

APP E-1

Appendix E - Model Investment Options

(Percentage allocations apply to value in the Sub-Accounts)

Applicable to Director M Edge

As of May 2, 2016, the following models will be available to you to invest in. If you elected one of the optional riders for your contract, please refer to “Appendix D - Optional Rider Investment Restrictions” to determine whether those restrictions may limit your ability to invest in these models.

Portfolio Planner Models

Fund	Ultra Conservative	Conservative	Balanced	Moderate Growth	Growth
Fidelity VIP Dynamic Capital Appreciation Portfolio	3%	5%	6%	7%	8%
Hartford Disciplined Equity HLS Fund	4%	5%	6%	8%	9%
Hartford Dividend and Growth HLS Fund	4%	5%	6%	7%	8%
Hartford Global Growth HLS Fund	3%	4%	4%	6%	7%
Hartford Growth Opportunities HLS Fund	4%	5%	6%	7%	8%
Hartford High Yield HLS Fund	8%	10%	9%	9%	7%
Hartford International Opportunities HLS Fund	3%	5%	8%	7%	8%
Hartford Small Cap Growth HLS Fund	2%	3%	3%	4%	5%
Hartford Total Return Bond HLS Fund	26%	18%	13%	9%	6%
Hartford U.S. Government Securities HLS Fund	27%	21%	18%	13%	10%
Invesco V.I. American Value Fund	2%	2%	3%	4%	5%
Lord Abbett Bond-Debenture Portfolio	9%	11%	10%	9%	7%
Oppenheimer Discovery Mid Cap Growth Fund	2%	2%	3%	3%	4%
Oppenheimer Global Fund	3%	4%	5%	7%	8%
Total	100%	100%	100%	100%	100%

To obtain a Statement of Additional Information, please call us at 800-862-6668 or complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life and Annuity Insurance Company
Separate Account Three
The Director M Edge

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 2, 2016
Date of Statement of Additional Information: May 2, 2016

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Hartford Life and Annuity Insurance Company as of December 31, 2015 and 2014, and for each of the three years in the period ended December 31, 2015 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut and expresses an adverse opinion for the statutory-basis financial statements because the financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America), and the statements of assets and liabilities of each of the individual sub-accounts which comprise Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2015, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2015: $7,219,484; 2014: $5,495,691; and 2013: $7,059,368.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd + 1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS Balanced Wealth Strategy Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.727	$14.793	$12.819	$11.391	$11.839	$10.815	$8.755	$12.639	$12.097	$10.714
Accumulation Unit Value at end of period	$15.811	$15.727	$14.793	$12.819	$11.391	$11.839	$10.815	$8.755	$12.639	$12.097
Number of Accumulation Units outstanding at end of period (in thousands)	100	120	141	411	515	606	651	713	635	184
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.420	$14.534	$12.619	$11.237	$11.702	$10.710	$8.688	$12.567	$12.053	$10.696
Accumulation Unit Value at end of period	$15.472	$15.420	$14.534	$12.619	$11.237	$11.702	$10.710	$8.688	$12.567	$12.053
Number of Accumulation Units outstanding at end of period (in thousands)	1	9	10	13	20	22	25	23	26	14
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.269	$14.406	$12.521	$11.160	$11.633	$10.659	$8.655	$12.531	$12.031	$10.688
Accumulation Unit Value at end of period	$15.305	$15.269	$14.406	$12.521	$11.160	$11.633	$10.659	$8.655	$12.531	$12.031
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	12	22	28	34	39	44	45	17
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.972	$14.154	$12.326	$11.009	$11.498	$10.556	$8.589	$12.461	$11.987	$10.670
Accumulation Unit Value at end of period	$14.977	$14.972	$14.154	$12.326	$11.009	$11.498	$10.556	$8.589	$12.461	$11.987
Number of Accumulation Units outstanding at end of period (in thousands)	22	31	51	64	82	106	112	123	133	55
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.972	$14.154	$12.326	$11.009	$11.498	$10.556	$8.589	$12.461	$11.987	$10.670
Accumulation Unit Value at end of period	$14.977	$14.972	$14.154	$12.326	$11.009	$11.498	$10.556	$8.589	$12.461	$11.987
Number of Accumulation Units outstanding at end of period (in thousands)	22	31	51	64	82	106	112	123	133	55
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.053	$17.110	$14.937	$13.374	$14.004	$12.889	$10.513	$—	$—	$—
Accumulation Unit Value at end of period	$18.015	$18.053	$17.110	$14.937	$13.374	$14.004	$12.889	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	10	4	4	8	4	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.536	$13.784	$12.040	$10.785	$11.299	$10.404	$8.490	$12.355	$11.921	$10.643
Accumulation Unit Value at end of period	$14.498	$14.536	$13.784	$12.040	$10.785	$11.299	$10.404	$8.490	$12.355	$11.921
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$8.409	$—	$—	$—
Accumulation Unit Value at end of period	$14.111	$14.183	$13.482	$11.806	$10.602	$11.135	$10.279	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	45	69	74	94	165	191	210	—	—	—

5

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS International Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$8.651	$8.841	$7.861	$6.873	$8.248	$7.379	$5.340	$10.542	$10.378	$—
Accumulation Unit Value at end of period	$8.400	$8.651	$8.841	$7.861	$6.873	$8.248	$7.379	$5.340	$10.542	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	17	18	44	63	76	69	60	2	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.526	$8.731	$7.778	$6.814	$8.194	$7.346	$5.326	$10.536	$10.375	$—
Accumulation Unit Value at end of period	$8.262	$8.526	$8.731	$7.778	$6.814	$8.194	$7.346	$5.326	$10.536	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	3	4	6	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$8.464	$8.676	$7.737	$6.785	$8.167	$7.329	$5.319	$10.533	$10.373	$—
Accumulation Unit Value at end of period	$8.194	$8.464	$8.676	$7.737	$6.785	$8.167	$7.329	$5.319	$10.533	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	4	6	7	8	3	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.342	$8.568	$7.656	$6.727	$8.114	$7.296	$5.306	$10.527	$10.370	$—
Accumulation Unit Value at end of period	$8.059	$8.342	$8.568	$7.656	$6.727	$8.114	$7.296	$5.306	$10.527	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	7	7	9	8	10	53	37	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.342	$8.568	$7.656	$6.727	$8.114	$7.296	$5.306	$10.527	$10.370	$—
Accumulation Unit Value at end of period	$8.059	$8.342	$8.568	$7.656	$6.727	$8.114	$7.296	$5.306	$10.527	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	7	7	9	8	10	53	37	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.633	$17.127	$15.342	$13.514	$16.340	$14.730	$10.739	$—	$—	$—
Accumulation Unit Value at end of period	$16.029	$16.633	$17.127	$15.342	$13.514	$16.340	$14.730	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.162	$8.408	$7.535	$6.641	$8.034	$7.246	$5.285	$10.518	$10.366	$—
Accumulation Unit Value at end of period	$7.861	$8.162	$8.408	$7.535	$6.641	$8.034	$7.246	$5.285	$10.518	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$5.268	$—	$—	$—
Accumulation Unit Value at end of period	$7.700	$8.014	$8.277	$7.437	$6.571	$7.968	$7.205	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	15	27	27	31	36	66	—	—	—

6

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS International Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.250	$11.041	$9.064	$7.997	$10.001	$9.661	$7.244	$15.624	$14.909	$11.117
Accumulation Unit Value at end of period	$10.418	$10.250	$11.041	$9.064	$7.997	$10.001	$9.661	$7.244	$15.624	$14.909
Number of Accumulation Units outstanding at end of period (in thousands)	120	135	165	453	546	601	647	733	591	219
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.051	$10.847	$8.923	$7.888	$9.885	$9.568	$7.189	$15.535	$14.854	$11.099
Accumulation Unit Value at end of period	$10.195	$10.051	$10.847	$8.923	$7.888	$9.885	$9.568	$7.189	$15.535	$14.854
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	7	10	12	11	19	19	15
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.952	$10.752	$8.853	$7.834	$9.827	$9.522	$7.162	$15.491	$14.827	$11.089
Accumulation Unit Value at end of period	$10.085	$9.952	$10.752	$8.853	$7.834	$9.827	$9.522	$7.162	$15.491	$14.827
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	42	50	54	54	64	46	22
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.758	$10.563	$8.715	$7.728	$9.713	$9.430	$7.107	$15.404	$14.773	$11.071
Accumulation Unit Value at end of period	$9.868	$9.758	$10.563	$8.715	$7.728	$9.713	$9.430	$7.107	$15.404	$14.773
Number of Accumulation Units outstanding at end of period (in thousands)	29	40	61	90	104	119	139	186	223	121
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.758	$10.563	$8.715	$7.728	$9.713	$9.430	$7.107	$15.404	$14.773	$11.071
Accumulation Unit Value at end of period	$9.868	$9.758	$10.563	$8.715	$7.728	$9.713	$9.430	$7.107	$15.404	$14.773
Number of Accumulation Units outstanding at end of period (in thousands)	29	40	61	90	104	119	139	186	223	121
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.362	$15.586	$12.891	$11.459	$14.439	$14.053	$10.618	$—	$—	$—
Accumulation Unit Value at end of period	$14.488	$14.362	$15.586	$12.891	$11.459	$14.439	$14.053	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	7	4	3	2	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.474	$10.287	$8.513	$7.571	$9.544	$9.294	$7.025	$15.273	$14.692	$11.043
Accumulation Unit Value at end of period	$9.553	$9.474	$10.287	$8.513	$7.571	$9.544	$9.294	$7.025	$15.273	$14.692
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	11	12	14	14	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$6.958	$—	$—	$—
Accumulation Unit Value at end of period	$9.297	$9.244	$10.062	$8.348	$7.443	$9.406	$9.182	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	221	268	361	547	664	761	902	—	—	—

7

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS Small/Mid Cap Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.683	$20.052	$14.678	$12.483	$13.764	$10.955	$7.737	$12.132	$12.039	$10.621
Accumulation Unit Value at end of period	$20.295	$21.683	$20.052	$14.678	$12.483	$13.764	$10.955	$7.737	$12.132	$12.039
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	25	61	87	99	103	120	114	50
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.260	$19.701	$14.450	$12.314	$13.604	$10.849	$7.678	$12.063	$11.995	$10.604
Accumulation Unit Value at end of period	$19.860	$21.260	$19.701	$14.450	$12.314	$13.604	$10.849	$7.678	$12.063	$11.995
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.052	$19.527	$14.337	$12.230	$13.525	$10.797	$7.648	$12.029	$11.973	$10.595
Accumulation Unit Value at end of period	$19.646	$21.052	$19.527	$14.337	$12.230	$13.525	$10.797	$7.648	$12.029	$11.973
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	10	13	21	16	12	10	12	4
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.642	$19.185	$14.114	$12.064	$13.368	$10.693	$7.590	$11.961	$11.929	$10.577
Accumulation Unit Value at end of period	$19.225	$20.642	$19.185	$14.114	$12.064	$13.368	$10.693	$7.590	$11.961	$11.929
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	12	11	20	48	23	23	20
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.642	$19.185	$14.114	$12.064	$13.368	$10.693	$7.590	$11.961	$11.929	$10.577
Accumulation Unit Value at end of period	$19.225	$20.642	$19.185	$14.114	$12.064	$13.368	$10.693	$7.590	$11.961	$11.929
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	12	11	20	48	23	23	20
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.277	$27.279	$20.119	$17.239	$19.151	$15.357	$10.927	$—	$—	$—
Accumulation Unit Value at end of period	$27.199	$29.277	$27.279	$20.119	$17.239	$19.151	$15.357	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	3	—	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.042	$18.683	$13.786	$11.819	$13.136	$10.539	$7.503	$11.859	$11.863	$10.550
Accumulation Unit Value at end of period	$18.610	$20.042	$18.683	$13.786	$11.819	$13.136	$10.539	$7.503	$11.859	$11.863
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$7.431	$—	$—	$—
Accumulation Unit Value at end of period	$18.113	$19.555	$18.275	$13.519	$11.618	$12.946	$10.412	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	23	35	58	67	85	83	—	—	—

8

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
AB VPS Value Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.029	$13.669	$10.090	$8.798	$9.213	$8.331	$6.935	$11.845	$12.452	$10.366
Accumulation Unit Value at end of period	$13.847	$15.029	$13.669	$10.090	$8.798	$9.213	$8.331	$6.935	$11.845	$12.452
Number of Accumulation Units outstanding at end of period (in thousands)	16	17	22	39	52	54	61	68	88	54
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.736	$13.429	$9.933	$8.679	$9.106	$8.250	$6.881	$11.778	$12.407	$10.349
Accumulation Unit Value at end of period	$13.550	$14.736	$13.429	$9.933	$8.679	$9.106	$8.250	$6.881	$11.778	$12.407
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.592	$13.311	$9.855	$8.620	$9.053	$8.211	$6.855	$11.744	$12.384	$10.340
Accumulation Unit Value at end of period	$13.404	$14.592	$13.311	$9.855	$8.620	$9.053	$8.211	$6.855	$11.744	$12.384
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	5	8	6	7	6	5	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.307	$13.078	$9.702	$8.503	$8.948	$8.132	$6.803	$11.678	$12.339	$10.323
Accumulation Unit Value at end of period	$13.116	$14.307	$13.078	$9.702	$8.503	$8.948	$8.132	$6.803	$11.678	$12.339
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	5	8	9	22	25	25	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.307	$13.078	$9.702	$8.503	$8.948	$8.132	$6.803	$11.678	$12.339	$10.323
Accumulation Unit Value at end of period	$13.116	$14.307	$13.078	$9.702	$8.503	$8.948	$8.132	$6.803	$11.678	$12.339
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	5	8	9	22	25	25	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.601	$19.795	$14.721	$12.934	$13.645	$12.431	$10.426	$—	$—	$—
Accumulation Unit Value at end of period	$19.753	$21.601	$19.795	$14.721	$12.934	$13.645	$12.431	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	2	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.891	$12.736	$9.477	$8.330	$8.792	$8.014	$6.725	$11.579	$12.271	$10.297
Accumulation Unit Value at end of period	$12.697	$13.891	$12.736	$9.477	$8.330	$8.792	$8.014	$6.725	$11.579	$12.271
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$6.661	$—	$—	$—
Accumulation Unit Value at end of period	$12.357	$13.554	$12.458	$9.293	$8.189	$8.665	$7.918	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	99	118	173	254	336	423	502	—	—	—

9

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Contrafund Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.875	$18.837	$14.493	$12.573	$13.030	$11.228	$8.350	$14.681	$12.609	$11.401
Accumulation Unit Value at end of period	$20.805	$20.875	$18.837	$14.493	$12.573	$13.030	$11.228	$8.350	$14.681	$12.609
Number of Accumulation Units outstanding at end of period (in thousands)	586	692	866	1,749	2,191	2,658	2,985	3,353	2,667	1,289
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.469	$18.507	$14.267	$12.402	$12.879	$11.120	$8.287	$14.598	$12.563	$11.382
Accumulation Unit Value at end of period	$20.359	$20.469	$18.507	$14.267	$12.402	$12.879	$11.120	$8.287	$14.598	$12.563
Number of Accumulation Units outstanding at end of period (in thousands)	18	20	31	48	79	101	120	130	129	104
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.268	$18.344	$14.156	$12.317	$12.804	$11.066	$8.255	$14.556	$12.540	$11.372
Accumulation Unit Value at end of period	$20.140	$20.268	$18.344	$14.156	$12.317	$12.804	$11.066	$8.255	$14.556	$12.540
Number of Accumulation Units outstanding at end of period (in thousands)	67	78	90	135	164	194	213	238	210	112
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.873	$18.023	$13.936	$12.150	$12.655	$10.959	$8.192	$14.474	$12.494	$11.353
Accumulation Unit Value at end of period	$19.708	$19.873	$18.023	$13.936	$12.150	$12.655	$10.959	$8.192	$14.474	$12.494
Number of Accumulation Units outstanding at end of period (in thousands)	91	113	148	228	292	357	452	511	551	428
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.873	$18.023	$13.936	$12.150	$12.655	$10.959	$8.192	$14.474	$12.494	$11.353
Accumulation Unit Value at end of period	$19.708	$19.873	$18.023	$13.936	$12.150	$12.655	$10.959	$8.192	$14.474	$12.494
Number of Accumulation Units outstanding at end of period (in thousands)	91	113	148	228	292	357	452	511	551	428
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.432	$22.213	$17.219	$15.050	$15.715	$13.643	$10.223	$—	$—	$—
Accumulation Unit Value at end of period	$24.169	$24.432	$22.213	$17.219	$15.050	$15.715	$13.643	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	45	45	24	18	13	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.295	$17.551	$13.612	$11.903	$12.435	$10.801	$8.098	$14.351	$12.425	$11.325
Accumulation Unit Value at end of period	$19.077	$19.295	$17.551	$13.612	$11.903	$12.435	$10.801	$8.098	$14.351	$12.425
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	11	12	32	40	51	51	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$8.020	$—	$—	$—
Accumulation Unit Value at end of period	$18.567	$18.826	$17.168	$13.348	$11.701	$12.255	$10.671	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	251	293	448	562	746	1,061	1,271	—	—	—

10

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Dynamic Capital Appreciation Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.519	$14.129	$10.297	$8.486	$8.794	$7.509	$5.572	$9.571	$9.654	$—
Accumulation Unit Value at end of period	$15.561	$15.519	$14.129	$10.297	$8.486	$8.794	$7.509	$5.572	$9.571	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	11	19	11	14	5	5	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.294	$13.953	$10.189	$8.414	$8.736	$7.475	$5.557	$9.566	$9.651	$—
Accumulation Unit Value at end of period	$15.305	$15.294	$13.953	$10.189	$8.414	$8.736	$7.475	$5.557	$9.566	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	1	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.183	$13.866	$10.135	$8.378	$8.708	$7.458	$5.550	$9.563	$9.649	$—
Accumulation Unit Value at end of period	$15.179	$15.183	$13.866	$10.135	$8.378	$8.708	$7.458	$5.550	$9.563	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.964	$13.693	$10.028	$8.307	$8.651	$7.424	$5.536	$9.558	$9.647	$—
Accumulation Unit Value at end of period	$14.929	$14.964	$13.693	$10.028	$8.307	$8.651	$7.424	$5.536	$9.558	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	5	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.964	$13.693	$10.028	$8.307	$8.651	$7.424	$5.536	$9.558	$9.647	$—
Accumulation Unit Value at end of period	$14.929	$14.964	$13.693	$10.028	$8.307	$8.651	$7.424	$5.536	$9.558	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	5	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.124	$25.799	$18.942	$15.729	$16.421	$14.128	$10.562	$—	$—	$—
Accumulation Unit Value at end of period	$27.989	$28.124	$25.799	$18.942	$15.729	$16.421	$14.128	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.641	$13.437	$9.871	$8.200	$8.566	$7.373	$5.515	$9.550	$9.642	$—
Accumulation Unit Value at end of period	$14.563	$14.641	$13.437	$9.871	$8.200	$8.566	$7.373	$5.515	$9.550	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$5.497	$—	$—	$—
Accumulation Unit Value at end of period	$14.265	$14.376	$13.228	$9.741	$8.113	$8.496	$7.331	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	—	11	13	12	—	—	—	—

11

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Equity-Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.548	$15.369	$12.114	$10.427	$10.437	$9.151	$7.098	$12.506	$12.442	$10.452
Accumulation Unit Value at end of period	$15.728	$16.548	$15.369	$12.114	$10.427	$10.437	$9.151	$7.098	$12.506	$12.442
Number of Accumulation Units outstanding at end of period (in thousands)	79	97	124	180	212	233	239	282	232	170
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.226	$15.100	$11.926	$10.285	$10.316	$9.063	$7.044	$12.435	$12.396	$10.435
Accumulation Unit Value at end of period	$15.391	$16.226	$15.100	$11.926	$10.285	$10.316	$9.063	$7.044	$12.435	$12.396
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	6	7	9	10	12	15
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.067	$14.967	$11.833	$10.215	$10.256	$9.019	$7.017	$12.400	$12.373	$10.426
Accumulation Unit Value at end of period	$15.225	$16.067	$14.967	$11.833	$10.215	$10.256	$9.019	$7.017	$12.400	$12.373
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	14	19	38	34	32	30	25	14
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.754	$14.705	$11.648	$10.076	$10.137	$8.932	$6.963	$12.330	$12.328	$10.409
Accumulation Unit Value at end of period	$14.899	$15.754	$14.705	$11.648	$10.076	$10.137	$8.932	$6.963	$12.330	$12.328
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	31	36	39	34	31	38	76	46
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.754	$14.705	$11.648	$10.076	$10.137	$8.932	$6.963	$12.330	$12.328	$10.409
Accumulation Unit Value at end of period	$14.899	$15.754	$14.705	$11.648	$10.076	$10.137	$8.932	$6.963	$12.330	$12.328
Number of Accumulation Units outstanding at end of period (in thousands)	21	26	31	36	39	34	31	38	76	46
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.861	$21.392	$16.988	$14.732	$14.858	$13.124	$10.257	$—	$—	$—
Accumulation Unit Value at end of period	$21.566	$22.861	$21.392	$16.988	$14.732	$14.858	$13.124	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.295	$14.320	$11.378	$9.872	$9.961	$8.803	$6.883	$12.225	$12.260	$10.382
Accumulation Unit Value at end of period	$14.422	$15.295	$14.320	$11.378	$9.872	$9.961	$8.803	$6.883	$12.225	$12.260
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	3	3	3	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$6.818	$—	$—	$—
Accumulation Unit Value at end of period	$14.036	$14.924	$14.007	$11.157	$9.704	$9.816	$8.697	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	130	168	213	286	372	445	—	—	—

12

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.473	$17.673	$13.093	$11.531	$11.621	$9.453	$7.443	$14.232	$11.321	$10.703
Accumulation Unit Value at end of period	$20.662	$19.473	$17.673	$13.093	$11.531	$11.621	$9.453	$7.443	$14.232	$11.321
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	24	31	39	38	45	39	30	20
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.093	$17.363	$12.889	$11.374	$11.486	$9.362	$7.386	$14.151	$11.279	$10.685
Accumulation Unit Value at end of period	$20.219	$19.093	$17.363	$12.889	$11.374	$11.486	$9.362	$7.386	$14.151	$11.279
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	—	—	1	2	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.907	$17.211	$12.788	$11.296	$11.419	$9.317	$7.358	$14.111	$11.258	$10.676
Accumulation Unit Value at end of period	$20.001	$18.907	$17.211	$12.788	$11.296	$11.419	$9.317	$7.358	$14.111	$11.258
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	3	3	4	4	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.538	$16.909	$12.589	$11.143	$11.287	$9.227	$7.301	$14.031	$11.217	$10.658
Accumulation Unit Value at end of period	$19.572	$18.538	$16.909	$12.589	$11.143	$11.287	$9.227	$7.301	$14.031	$11.217
Number of Accumulation Units outstanding at end of period (in thousands)	5	15	14	16	4	4	3	28	30	9
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.538	$16.909	$12.589	$11.143	$11.287	$9.227	$7.301	$14.031	$11.217	$10.658
Accumulation Unit Value at end of period	$19.572	$18.538	$16.909	$12.589	$11.143	$11.287	$9.227	$7.301	$14.031	$11.217
Number of Accumulation Units outstanding at end of period (in thousands)	5	15	14	16	4	4	3	28	30	9
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.220	$23.062	$17.213	$15.273	$15.509	$12.711	$10.083	$—	$—	$—
Accumulation Unit Value at end of period	$26.560	$25.220	$23.062	$17.213	$15.273	$15.509	$12.711	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	2	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.999	$16.467	$12.297	$10.917	$11.091	$9.094	$7.218	$13.912	$11.155	$10.631
Accumulation Unit Value at end of period	$18.946	$17.999	$16.467	$12.297	$10.917	$11.091	$9.094	$7.218	$13.912	$11.155
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$7.149	$—	$—	$—
Accumulation Unit Value at end of period	$18.439	$17.562	$16.107	$12.058	$10.731	$10.930	$8.985	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	41	50	65	107	110	121	155	—	—	—

13

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Mid Cap Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.777	$20.693	$15.345	$13.495	$15.252	$11.952	$8.616	$14.375	$12.557	$11.255
Accumulation Unit Value at end of period	$21.262	$21.777	$20.693	$15.345	$13.495	$15.252	$11.952	$8.616	$14.375	$12.557
Number of Accumulation Units outstanding at end of period (in thousands)	142	159	196	272	332	386	426	439	395	249
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.353	$20.330	$15.106	$13.311	$15.075	$11.837	$8.551	$14.293	$12.511	$11.237
Accumulation Unit Value at end of period	$20.806	$21.353	$20.330	$15.106	$13.311	$15.075	$11.837	$8.551	$14.293	$12.511
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	6	9	11	12	13	14	14
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.144	$20.151	$14.988	$13.221	$14.987	$11.779	$8.518	$14.253	$12.488	$11.227
Accumulation Unit Value at end of period	$20.582	$21.144	$20.151	$14.988	$13.221	$14.987	$11.779	$8.518	$14.253	$12.488
Number of Accumulation Units outstanding at end of period (in thousands)	6	10	11	21	28	35	32	28	37	21
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.732	$19.798	$14.755	$13.041	$14.813	$11.666	$8.453	$14.172	$12.442	$11.208
Accumulation Unit Value at end of period	$20.141	$20.732	$19.798	$14.755	$13.041	$14.813	$11.666	$8.453	$14.172	$12.442
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	37	49	71	115	79	66	96	86
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.732	$19.798	$14.755	$13.041	$14.813	$11.666	$8.453	$14.172	$12.442	$11.208
Accumulation Unit Value at end of period	$20.141	$20.732	$19.798	$14.755	$13.041	$14.813	$11.666	$8.453	$14.172	$12.442
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	37	49	71	115	79	66	96	86
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.384	$24.302	$18.156	$16.088	$18.319	$14.464	$10.506	$—	$—	$—
Accumulation Unit Value at end of period	$24.599	$25.384	$24.302	$18.156	$16.088	$18.319	$14.464	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	8	5	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.129	$19.280	$14.412	$12.776	$14.556	$11.498	$8.356	$14.052	$12.374	$11.180
Accumulation Unit Value at end of period	$19.496	$20.129	$19.280	$14.412	$12.776	$14.556	$11.498	$8.356	$14.052	$12.374
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	3	5	6	6	6	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$8.276	$—	$—	$—
Accumulation Unit Value at end of period	$18.975	$19.640	$18.859	$14.132	$12.560	$14.345	$11.359	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	59	73	121	160	219	309	359	—	—	—

14

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Fidelity VIP Value Strategies Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.566	$17.562	$13.591	$10.777	$11.937	$9.519	$6.103	$12.623	$12.061	$10.475
Accumulation Unit Value at end of period	$17.839	$18.566	$17.562	$13.591	$10.777	$11.937	$9.519	$6.103	$12.623	$12.061
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	15	42	32	42	37	29	26	10
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.204	$17.254	$13.380	$10.630	$11.798	$9.428	$6.056	$12.551	$12.017	$10.458
Accumulation Unit Value at end of period	$17.456	$18.204	$17.254	$13.380	$10.630	$11.798	$9.428	$6.056	$12.551	$12.017
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	3	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.025	$17.102	$13.275	$10.558	$11.729	$9.382	$6.033	$12.516	$11.995	$10.449
Accumulation Unit Value at end of period	$17.268	$18.025	$17.102	$13.275	$10.558	$11.729	$9.382	$6.033	$12.516	$11.995
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	2	8	8	5	—	—	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.674	$16.802	$13.069	$10.414	$11.593	$9.292	$5.987	$12.445	$11.951	$10.432
Accumulation Unit Value at end of period	$16.898	$17.674	$16.802	$13.069	$10.414	$11.593	$9.292	$5.987	$12.445	$11.951
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	6	32	23	7	9	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.674	$16.802	$13.069	$10.414	$11.593	$9.292	$5.987	$12.445	$11.951	$10.432
Accumulation Unit Value at end of period	$16.898	$17.674	$16.802	$13.069	$10.414	$11.593	$9.292	$5.987	$12.445	$11.951
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	4	6	32	23	7	9	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$31.266	$29.797	$23.234	$18.562	$20.715	$16.644	$10.751	$—	$—	$—
Accumulation Unit Value at end of period	$29.817	$31.266	$29.797	$23.234	$18.562	$20.715	$16.644	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.160	$16.362	$12.765	$10.203	$11.392	$9.158	$5.918	$12.339	$11.885	$10.405
Accumulation Unit Value at end of period	$16.357	$17.160	$16.362	$12.765	$10.203	$11.392	$9.158	$5.918	$12.339	$11.885
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$5.862	$—	$—	$—
Accumulation Unit Value at end of period	$15.920	$16.743	$16.005	$12.517	$10.030	$11.227	$9.048	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	11	22	48	47	—	—	—

15

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Balanced HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.845	$1.693	$1.408	$1.266	$1.252	$1.125	$0.870	$1.282	$1.212	$1.103
Accumulation Unit Value at end of period	$1.834	$1.845	$1.693	$1.408	$1.266	$1.252	$1.125	$0.870	$1.282	$1.212
Number of Accumulation Units outstanding at end of period (in thousands)	493	483	675	1,177	1,432	1,605	892	922	710	468
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.809	$1.663	$1.386	$1.249	$1.238	$1.114	$0.863	$1.275	$1.207	$1.101
Accumulation Unit Value at end of period	$1.795	$1.809	$1.663	$1.386	$1.249	$1.238	$1.114	$0.863	$1.275	$1.207
Number of Accumulation Units outstanding at end of period (in thousands)	42	56	85	94	45	75	75	75	81	66
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.791	$1.649	$1.375	$1.240	$1.231	$1.109	$0.860	$1.272	$1.205	$1.100
Accumulation Unit Value at end of period	$1.776	$1.791	$1.649	$1.375	$1.240	$1.231	$1.109	$0.860	$1.272	$1.205
Number of Accumulation Units outstanding at end of period (in thousands)	72	84	88	90	122	129	161	223	140	92
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.666	$7.070	$5.907	$5.340	$5.308	$4.793	$3.725	$5.518	$5.240	$4.793
Accumulation Unit Value at end of period	$7.584	$7.666	$7.070	$5.907	$5.340	$5.308	$4.793	$3.725	$5.518	$5.240
Number of Accumulation Units outstanding at end of period (in thousands)	91	118	160	147	141	176	129	130	130	117
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.666	$7.070	$5.907	$5.340	$5.308	$4.793	$3.725	$5.518	$5.240	$4.793
Accumulation Unit Value at end of period	$7.584	$7.666	$7.070	$5.907	$5.340	$5.308	$4.793	$3.725	$5.518	$5.240
Number of Accumulation Units outstanding at end of period (in thousands)	91	118	160	147	141	176	129	130	130	117
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.016	$19.431	$16.276	$14.749	$14.699	$13.306	$10.367	$—	$—	$—
Accumulation Unit Value at end of period	$20.740	$21.016	$19.431	$16.276	$14.749	$14.699	$13.306	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	11	4	—	4	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.824	$1.687	$1.414	$1.282	$1.278	$1.158	$0.902	$1.341	$1.277	$1.172
Accumulation Unit Value at end of period	$1.799	$1.824	$1.687	$1.414	$1.282	$1.278	$1.158	$0.902	$1.341	$1.277
Number of Accumulation Units outstanding at end of period (in thousands)	376	421	467	519	—	23	—	—	42	42
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$3.568	$—	$—	$—
Accumulation Unit Value at end of period	$6.989	$7.104	$6.588	$5.535	$5.030	$5.028	$4.566	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	127	181	207	227	250	272	219	—	—	—

16

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Capital Appreciation HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.790	$17.642	$12.780	$10.881	$12.374	$10.702	$7.402	$7.524	$—	$—
Accumulation Unit Value at end of period	$18.839	$18.790	$17.642	$12.780	$10.881	$12.374	$10.702	$7.402	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	179	202	246	300	380	468	386	64	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.556	$17.458	$12.672	$10.811	$12.319	$10.675	$7.398	$7.523	$—	$—
Accumulation Unit Value at end of period	$18.568	$18.556	$17.458	$12.672	$10.811	$12.319	$10.675	$7.398	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	6	9	9	13	13	1	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.441	$17.366	$12.618	$10.775	$12.291	$10.662	$7.396	$7.522	$—	$—
Accumulation Unit Value at end of period	$18.434	$18.441	$17.366	$12.618	$10.775	$12.291	$10.662	$7.396	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	43	48	39	51	70	49	8	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.211	$17.185	$12.512	$10.706	$12.236	$10.635	$7.393	$7.520	$—	$—
Accumulation Unit Value at end of period	$18.168	$18.211	$17.185	$12.512	$10.706	$12.236	$10.635	$7.393	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	28	34	49	80	121	122	1	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.211	$17.185	$12.512	$10.706	$12.236	$10.635	$7.393	$7.520	$—	$—
Accumulation Unit Value at end of period	$18.168	$18.211	$17.185	$12.512	$10.706	$12.236	$10.635	$7.393	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	28	34	49	80	121	122	1	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.361	$23.991	$17.511	$15.021	$17.211	$14.996	$10.450	$—	$—	$—
Accumulation Unit Value at end of period	$25.237	$25.361	$23.991	$17.511	$15.021	$17.211	$14.996	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	17	14	9	7	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.873	$16.916	$12.353	$10.602	$12.154	$10.595	$7.387	$7.518	$—	$—
Accumulation Unit Value at end of period	$17.777	$17.873	$16.916	$12.353	$10.602	$12.154	$10.595	$7.387	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	2	5	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$7.382	$—	$—	$—
Accumulation Unit Value at end of period	$17.458	$17.596	$16.696	$12.222	$10.516	$12.085	$10.562	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	60	109	122	126	206	252	—	—	—

17

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Disciplined Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.050	$1.778	$1.319	$1.130	$1.125	$0.994	$0.797	$1.280	$1.191	$1.067
Accumulation Unit Value at end of period	$2.174	$2.050	$1.778	$1.319	$1.130	$1.125	$0.994	$0.797	$1.280	$1.191
Number of Accumulation Units outstanding at end of period (in thousands)	1,554	1,850	2,627	551	563	636	607	629	612	482
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.010	$1.747	$1.298	$1.114	$1.112	$0.984	$0.791	$1.273	$1.186	$1.065
Accumulation Unit Value at end of period	$2.127	$2.010	$1.747	$1.298	$1.114	$1.112	$0.984	$0.791	$1.273	$1.186
Number of Accumulation Units outstanding at end of period (in thousands)	35	23	25	22	31	58	57	73	84	85
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.990	$1.731	$1.288	$1.107	$1.106	$0.980	$0.788	$1.269	$1.184	$1.064
Accumulation Unit Value at end of period	$2.104	$1.990	$1.731	$1.288	$1.107	$1.106	$0.980	$0.788	$1.269	$1.184
Number of Accumulation Units outstanding at end of period (in thousands)	66	80	86	41	60	77	111	101	91	86
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.359	$2.056	$1.533	$1.320	$1.321	$1.173	$0.945	$1.526	$1.426	$1.284
Accumulation Unit Value at end of period	$2.489	$2.359	$2.056	$1.533	$1.320	$1.321	$1.173	$0.945	$1.526	$1.426
Number of Accumulation Units outstanding at end of period (in thousands)	75	117	116	128	176	198	284	275	318	267
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.359	$2.056	$1.533	$1.320	$1.321	$1.173	$0.945	$1.526	$1.426	$1.284
Accumulation Unit Value at end of period	$2.489	$2.359	$2.056	$1.533	$1.320	$1.321	$1.173	$0.945	$1.526	$1.426
Number of Accumulation Units outstanding at end of period (in thousands)	75	117	116	128	176	198	284	275	318	267
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.653	$22.414	$16.752	$14.458	$14.509	$12.914	$10.434	$—	$—	$—
Accumulation Unit Value at end of period	$26.999	$25.653	$22.414	$16.752	$14.458	$14.509	$12.914	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	1	2	7	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.231	$1.950	$1.458	$1.259	$1.264	$1.126	$0.910	$1.473	$1.381	$1.247
Accumulation Unit Value at end of period	$2.347	$2.231	$1.950	$1.458	$1.259	$1.264	$1.126	$0.910	$1.473	$1.381
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$0.905	$—	$—	$—
Accumulation Unit Value at end of period	$2.294	$2.186	$1.916	$1.436	$1.243	$1.251	$1.117	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,022	2,742	4,105	6,146	8,237	11,171	13,927	—	—	—

18

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Dividend and Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.766	$2.467	$1.884	$1.671	$1.662	$1.479	$1.195	$1.783	$1.659	$1.389
Accumulation Unit Value at end of period	$2.714	$2.766	$2.467	$1.884	$1.671	$1.662	$1.479	$1.195	$1.783	$1.659
Number of Accumulation Units outstanding at end of period (in thousands)	5,420	6,383	8,046	15,520	19,721	23,467	25,303	27,090	20,730	9,400
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.712	$2.424	$1.855	$1.649	$1.643	$1.465	$1.186	$1.772	$1.653	$1.386
Accumulation Unit Value at end of period	$2.656	$2.712	$2.424	$1.855	$1.649	$1.643	$1.465	$1.186	$1.772	$1.653
Number of Accumulation Units outstanding at end of period (in thousands)	212	284	494	667	789	988	1,114	1,132	1,141	1,048
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.686	$2.403	$1.841	$1.637	$1.633	$1.458	$1.182	$1.767	$1.650	$1.385
Accumulation Unit Value at end of period	$2.627	$2.686	$2.403	$1.841	$1.637	$1.633	$1.458	$1.182	$1.767	$1.650
Number of Accumulation Units outstanding at end of period (in thousands)	525	587	690	1,006	1,260	1,420	1,663	1,759	1,546	754
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$6.263	$5.614	$4.309	$3.841	$3.839	$3.434	$2.789	$4.179	$3.909	$3.289
Accumulation Unit Value at end of period	$6.114	$6.263	$5.614	$4.309	$3.841	$3.839	$3.434	$2.789	$4.179	$3.909
Number of Accumulation Units outstanding at end of period (in thousands)	359	476	705	1,130	1,387	1,665	1,905	2,081	2,130	1,622
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$6.263	$5.614	$4.309	$3.841	$3.839	$3.434	$2.789	$4.179	$3.909	$3.289
Accumulation Unit Value at end of period	$6.114	$6.263	$5.614	$4.309	$3.841	$3.839	$3.434	$2.789	$4.179	$3.909
Number of Accumulation Units outstanding at end of period (in thousands)	359	476	705	1,130	1,387	1,665	1,905	2,081	2,130	1,622
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.897	$20.576	$15.833	$14.149	$14.176	$12.711	$10.350	$—	$—	$—
Accumulation Unit Value at end of period	$22.295	$22.897	$20.576	$15.833	$14.149	$14.176	$12.711	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	64	54	45	41	15	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.456	$2.208	$1.700	$1.520	$1.524	$1.367	$1.113	$1.674	$1.570	$1.325
Accumulation Unit Value at end of period	$2.390	$2.456	$2.208	$1.700	$1.520	$1.524	$1.367	$1.113	$1.674	$1.570
Number of Accumulation Units outstanding at end of period (in thousands)	34	39	84	178	375	490	565	648	719	645
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$2.671	$—	$—	$—
Accumulation Unit Value at end of period	$5.634	$5.804	$5.231	$4.037	$3.619	$3.637	$3.271	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	619	751	1,168	1,450	1,903	2,353	2,872	—	—	—

19

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Global Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.925	$1.816	$1.343	$1.096	$1.282	$1.131	$0.840	$1.780	$1.434	$1.266
Accumulation Unit Value at end of period	$2.064	$1.925	$1.816	$1.343	$1.096	$1.282	$1.131	$0.840	$1.780	$1.434
Number of Accumulation Units outstanding at end of period (in thousands)	212	251	260	541	739	779	899	944	715	392
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.887	$1.784	$1.322	$1.081	$1.268	$1.120	$0.834	$1.770	$1.429	$1.264
Accumulation Unit Value at end of period	$2.020	$1.887	$1.784	$1.322	$1.081	$1.268	$1.120	$0.834	$1.770	$1.429
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	14	24	39	48	55	57	79	73
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.869	$1.769	$1.311	$1.074	$1.260	$1.115	$0.830	$1.765	$1.426	$1.263
Accumulation Unit Value at end of period	$1.998	$1.869	$1.769	$1.311	$1.074	$1.260	$1.115	$0.830	$1.765	$1.426
Number of Accumulation Units outstanding at end of period (in thousands)	128	132	130	138	154	168	184	204	203	197
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.724	$2.582	$1.919	$1.574	$1.851	$1.641	$1.225	$2.609	$2.112	$1.874
Accumulation Unit Value at end of period	$2.906	$2.724	$2.582	$1.919	$1.574	$1.851	$1.641	$1.225	$2.609	$2.112
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	40	36	40	59	88	152	132	130
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.724	$2.582	$1.919	$1.574	$1.851	$1.641	$1.225	$2.609	$2.112	$1.874
Accumulation Unit Value at end of period	$2.906	$2.724	$2.582	$1.919	$1.574	$1.851	$1.641	$1.225	$2.609	$2.112
Number of Accumulation Units outstanding at end of period (in thousands)	48	50	40	36	40	59	88	152	132	130
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.103	$21.961	$16.356	$13.454	$15.860	$14.091	$10.546	$—	$—	$—
Accumulation Unit Value at end of period	$24.588	$23.103	$21.961	$16.356	$13.454	$15.860	$14.091	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.576	$2.450	$1.826	$1.503	$1.772	$1.575	$1.180	$2.520	$2.047	$1.821
Accumulation Unit Value at end of period	$2.740	$2.576	$2.450	$1.826	$1.503	$1.772	$1.575	$1.180	$2.520	$2.047
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	9	10	12	6	6	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$1.173	$—	$—	$—
Accumulation Unit Value at end of period	$2.678	$2.524	$2.406	$1.797	$1.483	$1.753	$1.563	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	81	90	60	67	98	105	103	—	—	—

20

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Growth Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.958	$2.611	$1.938	$1.539	$1.702	$1.458	$1.134	$2.102	$1.633	$1.469
Accumulation Unit Value at end of period	$3.280	$2.958	$2.611	$1.938	$1.539	$1.702	$1.458	$1.134	$2.102	$1.633
Number of Accumulation Units outstanding at end of period (in thousands)	1,852	2,308	2,449	2,511	3,236	3,725	4,285	4,609	2,924	1,040
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.900	$2.565	$1.908	$1.518	$1.682	$1.444	$1.125	$2.090	$1.627	$1.466
Accumulation Unit Value at end of period	$3.210	$2.900	$2.565	$1.908	$1.518	$1.682	$1.444	$1.125	$2.090	$1.627
Number of Accumulation Units outstanding at end of period (in thousands)	68	113	57	59	78	127	167	213	171	258
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.872	$2.542	$1.893	$1.508	$1.672	$1.437	$1.121	$2.084	$1.624	$1.465
Accumulation Unit Value at end of period	$3.175	$2.872	$2.542	$1.893	$1.508	$1.672	$1.437	$1.121	$2.084	$1.624
Number of Accumulation Units outstanding at end of period (in thousands)	180	215	177	242	314	319	376	416	320	135
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.792	$2.477	$1.848	$1.475	$1.639	$1.411	$1.103	$2.055	$1.605	$1.450
Accumulation Unit Value at end of period	$3.081	$2.792	$2.477	$1.848	$1.475	$1.639	$1.411	$1.103	$2.055	$1.605
Number of Accumulation Units outstanding at end of period (in thousands)	211	295	229	426	631	816	964	1,268	1,334	660
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.792	$2.477	$1.848	$1.475	$1.639	$1.411	$1.103	$2.055	$1.605	$1.450
Accumulation Unit Value at end of period	$3.081	$2.792	$2.477	$1.848	$1.475	$1.639	$1.411	$1.103	$2.055	$1.605
Number of Accumulation Units outstanding at end of period (in thousands)	211	295	229	426	631	816	964	1,268	1,334	660
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.322	$23.409	$17.505	$14.007	$15.604	$13.473	$10.552	$—	$—	$—
Accumulation Unit Value at end of period	$28.973	$26.322	$23.409	$17.505	$14.007	$15.604	$13.473	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	8	5	7	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.671	$2.377	$1.778	$1.424	$1.587	$1.371	$1.074	$2.008	$1.573	$1.426
Accumulation Unit Value at end of period	$2.939	$2.671	$2.377	$1.778	$1.424	$1.587	$1.371	$1.074	$2.008	$1.573
Number of Accumulation Units outstanding at end of period (in thousands)	32	35	6	83	94	151	168	192	209	81
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$1.063	$—	$—	$—
Accumulation Unit Value at end of period	$2.859	$2.605	$2.324	$1.743	$1.399	$1.563	$1.354	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	545	649	779	1,002	1,507	1,844	2,244	—	—	—

21

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford High Yield HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.296	$2.256	$2.135	$1.882	$1.811	$1.571	$1.052	$1.418	$1.390	$1.259
Accumulation Unit Value at end of period	$2.181	$2.296	$2.256	$2.135	$1.882	$1.811	$1.571	$1.052	$1.418	$1.390
Number of Accumulation Units outstanding at end of period (in thousands)	425	529	655	1,294	1,204	1,080	1,127	855	834	501
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.252	$2.216	$2.102	$1.856	$1.790	$1.556	$1.044	$1.410	$1.384	$1.257
Accumulation Unit Value at end of period	$2.134	$2.252	$2.216	$2.102	$1.856	$1.790	$1.556	$1.044	$1.410	$1.384
Number of Accumulation Units outstanding at end of period (in thousands)	16	25	43	43	50	68	79	96	86	268
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.230	$2.197	$2.086	$1.844	$1.780	$1.548	$1.040	$1.406	$1.382	$1.256
Accumulation Unit Value at end of period	$2.111	$2.230	$2.197	$2.086	$1.844	$1.780	$1.548	$1.040	$1.406	$1.382
Number of Accumulation Units outstanding at end of period (in thousands)	43	42	41	57	41	70	72	10	52	46
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.259	$2.230	$2.122	$1.879	$1.818	$1.585	$1.066	$1.444	$1.423	$1.296
Accumulation Unit Value at end of period	$2.135	$2.259	$2.230	$2.122	$1.879	$1.818	$1.585	$1.066	$1.444	$1.423
Number of Accumulation Units outstanding at end of period (in thousands)	111	111	181	255	265	339	244	257	264	169
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.259	$2.230	$2.122	$1.879	$1.818	$1.585	$1.066	$1.444	$1.423	$1.296
Accumulation Unit Value at end of period	$2.135	$2.259	$2.230	$2.122	$1.879	$1.818	$1.585	$1.066	$1.444	$1.423
Number of Accumulation Units outstanding at end of period (in thousands)	111	111	181	255	265	339	244	257	264	169
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.692	$21.466	$20.474	$18.181	$17.628	$15.407	$10.394	$—	$—	$—
Accumulation Unit Value at end of period	$20.449	$21.692	$21.466	$20.474	$18.181	$17.628	$15.407	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	2	1	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.137	$2.116	$2.019	$1.794	$1.740	$1.521	$1.027	$1.395	$1.378	$1.259
Accumulation Unit Value at end of period	$2.013	$2.137	$2.116	$2.019	$1.794	$1.740	$1.521	$1.027	$1.395	$1.378
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	3	3	11	3	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$1.021	$—	$—	$—
Accumulation Unit Value at end of period	$1.968	$2.093	$2.078	$1.988	$1.770	$1.722	$1.509	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	358	576	609	894	1,245	1,362	2,032	—	—	—

22

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford International Opportunities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.787	$1.873	$1.553	$1.301	$1.524	$1.341	$1.013	$1.767	$1.397	$1.131
Accumulation Unit Value at end of period	$1.807	$1.787	$1.873	$1.553	$1.301	$1.524	$1.341	$1.013	$1.767	$1.397
Number of Accumulation Units outstanding at end of period (in thousands)	4,168	4,898	5,738	5,618	7,115	7,939	1,872	1,955	1,634	957
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.752	$1.840	$1.528	$1.284	$1.507	$1.328	$1.005	$1.757	$1.392	$1.129
Accumulation Unit Value at end of period	$1.768	$1.752	$1.840	$1.528	$1.284	$1.507	$1.328	$1.005	$1.757	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	78	92	140	222	295	333	57	59	53	82
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.735	$1.824	$1.517	$1.275	$1.498	$1.322	$1.001	$1.752	$1.389	$1.128
Accumulation Unit Value at end of period	$1.749	$1.735	$1.824	$1.517	$1.275	$1.498	$1.322	$1.001	$1.752	$1.389
Number of Accumulation Units outstanding at end of period (in thousands)	398	441	461	526	701	715	151	169	181	157
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$3.165	$3.334	$2.777	$2.339	$2.754	$2.435	$1.848	$3.240	$2.575	$2.095
Accumulation Unit Value at end of period	$3.184	$3.165	$3.334	$2.777	$2.339	$2.754	$2.435	$1.848	$3.240	$2.575
Number of Accumulation Units outstanding at end of period (in thousands)	185	229	281	436	602	773	244	272	351	297
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$3.165	$3.334	$2.777	$2.339	$2.754	$2.435	$1.848	$3.240	$2.575	$2.095
Accumulation Unit Value at end of period	$3.184	$3.165	$3.334	$2.777	$2.339	$2.754	$2.435	$1.848	$3.240	$2.575
Number of Accumulation Units outstanding at end of period (in thousands)	185	229	281	436	602	773	244	272	351	297
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.062	$19.074	$15.929	$13.453	$15.874	$14.075	$10.706	$—	$—	$—
Accumulation Unit Value at end of period	$18.126	$18.062	$19.074	$15.929	$13.453	$15.874	$14.075	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	18	15	11	12	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.782	$1.883	$1.573	$1.329	$1.569	$1.392	$1.059	$1.863	$1.485	$1.212
Accumulation Unit Value at end of period	$1.787	$1.782	$1.883	$1.573	$1.329	$1.569	$1.392	$1.059	$1.863	$1.485
Number of Accumulation Units outstanding at end of period (in thousands)	47	53	57	171	297	339	43	34	25	17
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$1.770	$—	$—	$—
Accumulation Unit Value at end of period	$2.934	$2.933	$3.106	$2.602	$2.204	$2.608	$2.320	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	630	777	1,263	1,678	2,215	2,654	2,189	—	—	—

23

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford MidCap Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.939	$18.564	$13.885	$11.196	$12.336	$10.277	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.550	$19.939	$18.564	$13.885	$11.196	$12.336	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	26	30	34	41	38	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.760	$18.434	$13.815	$11.162	$12.323	$10.275	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.336	$19.760	$18.434	$13.815	$11.162	$12.323	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.671	$18.369	$13.780	$11.145	$12.316	$10.274	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.229	$19.671	$18.369	$13.780	$11.145	$12.316	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	2	2	2	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.494	$18.240	$13.711	$11.111	$12.304	$10.272	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.018	$19.494	$18.240	$13.711	$11.111	$12.304	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	9	8	6	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.494	$18.240	$13.711	$11.111	$12.304	$10.272	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.018	$19.494	$18.240	$13.711	$11.111	$12.304	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	9	8	6	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.275	$18.080	$13.625	$11.069	$12.288	$10.269	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.757	$19.275	$18.080	$13.625	$11.069	$12.288	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.231	$18.049	$13.607	$11.060	$12.284	$10.269	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.706	$19.231	$18.049	$13.607	$11.060	$12.284	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.015	$17.890	$13.522	$11.018	$12.268	$10.266	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.449	$19.015	$17.890	$13.522	$11.018	$12.268	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	15	13	22	27	—	—	—	—

24

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Small Company HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.855	$2.687	$1.875	$1.634	$1.703	$1.382	$1.077	$1.827	$1.612	$1.570
Accumulation Unit Value at end of period	$2.601	$2.855	$2.687	$1.875	$1.634	$1.703	$1.382	$1.077	$1.827	$1.612
Number of Accumulation Units outstanding at end of period (in thousands)	656	657	777	149	185	175	180	229	185	59
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.779	$2.620	$1.832	$1.600	$1.671	$1.359	$1.061	$1.804	$1.594	$1.555
Accumulation Unit Value at end of period	$2.527	$2.779	$2.620	$1.832	$1.600	$1.671	$1.359	$1.061	$1.804	$1.594
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.753	$2.598	$1.819	$1.589	$1.662	$1.353	$1.058	$1.799	$1.592	$1.553
Accumulation Unit Value at end of period	$2.501	$2.753	$2.598	$1.819	$1.589	$1.662	$1.353	$1.058	$1.799	$1.592
Number of Accumulation Units outstanding at end of period (in thousands)	44	46	59	25	31	24	12	12	11	7
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$4.382	$4.144	$2.907	$2.545	$2.667	$2.175	$1.704	$2.905	$2.575	$2.516
Accumulation Unit Value at end of period	$3.972	$4.382	$4.144	$2.907	$2.545	$2.667	$2.175	$1.704	$2.905	$2.575
Number of Accumulation Units outstanding at end of period (in thousands)	12	5	11	9	11	67	49	39	21	4
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.382	$4.144	$2.907	$2.545	$2.667	$2.175	$1.704	$2.905	$2.575	$2.516
Accumulation Unit Value at end of period	$3.972	$4.382	$4.144	$2.907	$2.545	$2.667	$2.175	$1.704	$2.905	$2.575
Number of Accumulation Units outstanding at end of period (in thousands)	12	5	11	9	11	67	49	39	21	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.517	$25.140	$17.675	$15.516	$16.298	$13.328	$10.465	$—	$—	$—
Accumulation Unit Value at end of period	$23.977	$26.517	$25.140	$17.675	$15.516	$16.298	$13.328	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.942	$2.791	$1.963	$1.724	$1.812	$1.482	$1.164	$1.991	$1.770	$1.733
Accumulation Unit Value at end of period	$2.659	$2.942	$2.791	$1.963	$1.724	$1.812	$1.482	$1.164	$1.991	$1.770
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$1.632	$—	$—	$—
Accumulation Unit Value at end of period	$3.661	$4.061	$3.862	$2.723	$2.398	$2.526	$2.072	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	95	120	178	253	415	489	578	—	—	—

25

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Small/Mid Cap Equity HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.256	$14.608	$10.703	$9.307	$9.484	$7.594	$5.174	$9.809	$9.522	$—
Accumulation Unit Value at end of period	$14.425	$15.256	$14.608	$10.703	$9.307	$9.484	$7.594	$5.174	$9.809	$—
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	19	54	83	91	87	30	2	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.036	$14.426	$10.591	$9.227	$9.422	$7.559	$5.161	$9.803	$9.519	$—
Accumulation Unit Value at end of period	$14.188	$15.036	$14.426	$10.591	$9.227	$9.422	$7.559	$5.161	$9.803	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	2	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.927	$14.335	$10.535	$9.188	$9.391	$7.542	$5.154	$9.800	$9.518	$—
Accumulation Unit Value at end of period	$14.071	$14.927	$14.335	$10.535	$9.188	$9.391	$7.542	$5.154	$9.800	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	2	3	5	5	2	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.711	$14.156	$10.424	$9.109	$9.330	$7.508	$5.141	$9.795	$9.515	$—
Accumulation Unit Value at end of period	$13.840	$14.711	$14.156	$10.424	$9.109	$9.330	$7.508	$5.141	$9.795	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	4	5	4	19	64	7	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.711	$14.156	$10.424	$9.109	$9.330	$7.508	$5.141	$9.795	$9.515	$—
Accumulation Unit Value at end of period	$13.840	$14.711	$14.156	$10.424	$9.109	$9.330	$7.508	$5.141	$9.795	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	4	5	4	19	64	7	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.086	$28.060	$20.714	$18.147	$18.633	$15.031	$10.319	$—	$—	$—
Accumulation Unit Value at end of period	$27.297	$29.086	$28.060	$20.714	$18.147	$18.633	$15.031	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.393	$13.892	$10.260	$8.993	$9.239	$7.457	$5.121	$9.787	$9.511	$—
Accumulation Unit Value at end of period	$13.501	$14.393	$13.892	$10.260	$8.993	$9.239	$7.457	$5.121	$9.787	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$5.105	$—	$—	$—
Accumulation Unit Value at end of period	$13.224	$14.133	$13.676	$10.126	$8.897	$9.163	$7.414	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	26	42	77	55	65	55	—	—	—

26

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford SmallCap Growth HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.835	$2.699	$1.877	$1.611	$1.600	$1.181	$0.879	$1.415	$1.452	$1.369
Accumulation Unit Value at end of period	$2.798	$2.835	$2.699	$1.877	$1.611	$1.600	$1.181	$0.879	$1.415	$1.452
Number of Accumulation Units outstanding at end of period (in thousands)	102	111	150	308	433	608	421	393	349	194
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.780	$2.652	$1.848	$1.589	$1.582	$1.169	$0.872	$1.407	$1.447	$1.367
Accumulation Unit Value at end of period	$2.738	$2.780	$2.652	$1.848	$1.589	$1.582	$1.169	$0.872	$1.407	$1.447
Number of Accumulation Units outstanding at end of period (in thousands)	9	6	6	35	31	32	41	39	41	237
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.753	$2.628	$1.833	$1.578	$1.572	$1.164	$0.869	$1.403	$1.444	$1.366
Accumulation Unit Value at end of period	$2.709	$2.753	$2.628	$1.833	$1.578	$1.572	$1.164	$0.869	$1.403	$1.444
Number of Accumulation Units outstanding at end of period (in thousands)	1	18	9	21	32	26	21	33	42	45
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.676	$2.560	$1.790	$1.544	$1.541	$1.143	$0.855	$1.383	$1.427	$1.352
Accumulation Unit Value at end of period	$2.628	$2.676	$2.560	$1.790	$1.544	$1.541	$1.143	$0.855	$1.383	$1.427
Number of Accumulation Units outstanding at end of period (in thousands)	34	38	37	69	199	665	192	165	206	178
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.676	$2.560	$1.790	$1.544	$1.541	$1.143	$0.855	$1.383	$1.427	$1.352
Accumulation Unit Value at end of period	$2.628	$2.676	$2.560	$1.790	$1.544	$1.541	$1.143	$0.855	$1.383	$1.427
Number of Accumulation Units outstanding at end of period (in thousands)	34	38	37	69	199	665	192	165	206	178
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$32.867	$31.525	$22.089	$19.100	$19.117	$14.211	$10.655	$—	$—	$—
Accumulation Unit Value at end of period	$32.201	$32.867	$31.525	$22.089	$19.100	$19.117	$14.211	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.571	$2.467	$1.730	$1.496	$1.498	$1.114	$0.836	$1.357	$1.404	$1.334
Accumulation Unit Value at end of period	$2.518	$2.571	$2.467	$1.730	$1.496	$1.498	$1.114	$0.836	$1.357	$1.404
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	3	6	6	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$0.824	$—	$—	$—
Accumulation Unit Value at end of period	$2.439	$2.497	$2.402	$1.688	$1.464	$1.470	$1.096	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	188	216	395	562	751	985	1,121	—	—	—

27

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Stock HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.676	$1.517	$1.156	$1.018	$1.037	$0.910	$0.648	$1.148	$1.092	$0.960
Accumulation Unit Value at end of period	$1.709	$1.676	$1.517	$1.156	$1.018	$1.037	$0.910	$0.648	$1.148	$1.092
Number of Accumulation Units outstanding at end of period (in thousands)	187	188	264	412	586	637	747	821	661	529
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.644	$1.491	$1.138	$1.004	$1.025	$0.902	$0.643	$1.142	$1.088	$0.958
Accumulation Unit Value at end of period	$1.673	$1.644	$1.491	$1.138	$1.004	$1.025	$0.902	$0.643	$1.142	$1.088
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	45	36	60	60
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.627	$1.478	$1.129	$0.998	$1.019	$0.897	$0.641	$1.138	$1.086	$0.957
Accumulation Unit Value at end of period	$1.655	$1.627	$1.478	$1.129	$0.998	$1.019	$0.897	$0.641	$1.138	$1.086
Number of Accumulation Units outstanding at end of period (in thousands)	—	7	7	29	47	47	47	64	86	118
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.921	$9.025	$6.910	$6.117	$6.263	$5.524	$3.952	$7.036	$6.728	$5.942
Accumulation Unit Value at end of period	$10.066	$9.921	$9.025	$6.910	$6.117	$6.263	$5.524	$3.952	$7.036	$6.728
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	12	18	21	28	41	33	67	50
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.921	$9.025	$6.910	$6.117	$6.263	$5.524	$3.952	$7.036	$6.728	$5.942
Accumulation Unit Value at end of period	$10.066	$9.921	$9.025	$6.910	$6.117	$6.263	$5.524	$3.952	$7.036	$6.728
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	12	18	21	28	41	33	67	50
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.571	$23.321	$17.901	$15.886	$16.305	$14.417	$10.340	$—	$—	$—
Accumulation Unit Value at end of period	$25.882	$25.571	$23.321	$17.901	$15.886	$16.305	$14.417	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.756	$1.603	$1.231	$1.093	$1.122	$0.993	$0.712	$1.272	$1.220	$1.081
Accumulation Unit Value at end of period	$1.777	$1.756	$1.603	$1.231	$1.093	$1.122	$0.993	$0.712	$1.272	$1.220
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	6	57	59	74	76	76	78	79
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$3.785	$—	$—	$—
Accumulation Unit Value at end of period	$9.276	$9.193	$8.409	$6.474	$5.763	$5.932	$5.261	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	63	70	84	103	142	156	184	—	—	—

28

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Total Return Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.077	$1.976	$2.019	$1.891	$1.781	$1.669	$1.462	$1.595	$1.535	$1.476
Accumulation Unit Value at end of period	$2.050	$2.077	$1.976	$2.019	$1.891	$1.781	$1.669	$1.462	$1.595	$1.535
Number of Accumulation Units outstanding at end of period (in thousands)	19,384	22,324	27,068	14,633	17,120	19,322	21,232	21,883	16,312	7,356
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.037	$1.942	$1.987	$1.866	$1.760	$1.653	$1.451	$1.586	$1.530	$1.473
Accumulation Unit Value at end of period	$2.006	$2.037	$1.942	$1.987	$1.866	$1.760	$1.653	$1.451	$1.586	$1.530
Number of Accumulation Units outstanding at end of period (in thousands)	219	255	347	559	700	799	784	918	842	657
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.017	$1.925	$1.972	$1.853	$1.750	$1.645	$1.446	$1.581	$1.527	$1.472
Accumulation Unit Value at end of period	$1.984	$2.017	$1.925	$1.972	$1.853	$1.750	$1.645	$1.446	$1.581	$1.527
Number of Accumulation Units outstanding at end of period (in thousands)	1,277	1,430	1,508	1,017	1,269	1,333	1,488	1,442	1,050	468
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$4.224	$4.039	$4.146	$3.904	$3.695	$3.480	$3.064	$3.358	$3.249	$3.139
Accumulation Unit Value at end of period	$4.147	$4.224	$4.039	$4.146	$3.904	$3.695	$3.480	$3.064	$3.358	$3.249
Number of Accumulation Units outstanding at end of period (in thousands)	485	699	799	1,289	1,456	1,788	2,023	2,038	1,803	1,053
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$4.224	$4.039	$4.146	$3.904	$3.695	$3.480	$3.064	$3.358	$3.249	$3.139
Accumulation Unit Value at end of period	$4.147	$4.224	$4.039	$4.146	$3.904	$3.695	$3.480	$3.064	$3.358	$3.249
Number of Accumulation Units outstanding at end of period (in thousands)	485	699	799	1,289	1,456	1,788	2,023	2,038	1,803	1,053
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.940	$13.364	$13.754	$12.983	$12.318	$11.630	$10.265	$—	$—	$—
Accumulation Unit Value at end of period	$13.652	$13.940	$13.364	$13.754	$12.983	$12.318	$11.630	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	66	59	42	34	11	10	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.851	$1.776	$1.828	$1.727	$1.639	$1.548	$1.367	$1.503	$1.459	$1.414
Accumulation Unit Value at end of period	$1.812	$1.851	$1.776	$1.828	$1.727	$1.639	$1.548	$1.367	$1.503	$1.459
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	47	58	150	227	267	221	198	158
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$2.934	$—	$—	$—
Accumulation Unit Value at end of period	$3.821	$3.914	$3.763	$3.885	$3.678	$3.500	$3.315	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1,660	1,907	2,470	3,388	4,178	5,202	6,519	—	—	—

29

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford U.S. Government Securities HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.317	$1.291	$1.323	$1.285	$1.235	$1.198	$1.168	$1.184	$1.143	$1.107
Accumulation Unit Value at end of period	$1.328	$1.317	$1.291	$1.323	$1.285	$1.235	$1.198	$1.168	$1.184	$1.143
Number of Accumulation Units outstanding at end of period (in thousands)	1,911	2,053	2,481	4,192	4,753	5,638	6,416	8,241	3,947	1,105
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.292	$1.268	$1.302	$1.268	$1.220	$1.187	$1.159	$1.178	$1.139	$1.106
Accumulation Unit Value at end of period	$1.299	$1.292	$1.268	$1.302	$1.268	$1.220	$1.187	$1.159	$1.178	$1.139
Number of Accumulation Units outstanding at end of period (in thousands)	43	42	102	116	179	225	171	139	134	160
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.279	$1.257	$1.292	$1.259	$1.213	$1.181	$1.155	$1.174	$1.137	$1.105
Accumulation Unit Value at end of period	$1.285	$1.279	$1.257	$1.292	$1.259	$1.213	$1.181	$1.155	$1.174	$1.137
Number of Accumulation Units outstanding at end of period (in thousands)	450	271	285	278	308	398	478	829	326	120
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.243	$1.224	$1.261	$1.231	$1.189	$1.160	$1.136	$1.158	$1.123	$1.093
Accumulation Unit Value at end of period	$1.247	$1.243	$1.224	$1.261	$1.231	$1.189	$1.160	$1.136	$1.158	$1.123
Number of Accumulation Units outstanding at end of period (in thousands)	452	677	842	1,082	1,236	1,526	1,654	2,149	1,200	375
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.243	$1.224	$1.261	$1.231	$1.189	$1.160	$1.136	$1.158	$1.123	$1.093
Accumulation Unit Value at end of period	$1.247	$1.243	$1.224	$1.261	$1.231	$1.189	$1.160	$1.136	$1.158	$1.123
Number of Accumulation Units outstanding at end of period (in thousands)	452	677	842	1,082	1,236	1,526	1,654	2,149	1,200	375
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.818	$10.681	$11.028	$10.796	$10.449	$10.220	$10.035	$—	$—	$—
Accumulation Unit Value at end of period	$10.824	$10.818	$10.681	$11.028	$10.796	$10.449	$10.220	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	27	22	4	3	5	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.190	$1.175	$1.214	$1.189	$1.152	$1.127	$1.107	$1.132	$1.101	$1.075
Accumulation Unit Value at end of period	$1.190	$1.190	$1.175	$1.214	$1.189	$1.152	$1.127	$1.107	$1.132	$1.101
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	2	42	54	68	43	20	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$1.096	$—	$—	$—
Accumulation Unit Value at end of period	$1.157	$1.160	$1.149	$1.190	$1.168	$1.134	$1.113	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2,678	3,031	3,866	5,565	5,685	7,572	9,226	—	—	—

30

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Ultrashort Bond HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.174	$1.181	$1.190	$1.199	$1.208	$1.217	$1.226	$1.209	$1.161	$1.117
Accumulation Unit Value at end of period	$1.167	$1.174	$1.181	$1.190	$1.199	$1.208	$1.217	$1.226	$1.209	$1.161
Number of Accumulation Units outstanding at end of period (in thousands)	1,395	2,272	2,549	2,992	2,767	1,886	2,948	4,735	2,438	1,821
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202	$1.157	$1.115
Accumulation Unit Value at end of period	$1.141	$1.151	$1.161	$1.172	$1.183	$1.194	$1.206	$1.216	$1.202	$1.157
Number of Accumulation Units outstanding at end of period (in thousands)	4	41	50	203	128	128	229	425	48	55
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.140	$1.150	$1.163	$1.175	$1.187	$1.200	$1.212	$1.199	$1.154	$1.114
Accumulation Unit Value at end of period	$1.129	$1.140	$1.150	$1.163	$1.175	$1.187	$1.200	$1.212	$1.199	$1.154
Number of Accumulation Units outstanding at end of period (in thousands)	108	59	55	298	121	128	107	406	15	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.938	$1.960	$1.985	$2.010	$2.035	$2.060	$2.085	$2.067	$1.994	$1.929
Accumulation Unit Value at end of period	$1.916	$1.938	$1.960	$1.985	$2.010	$2.035	$2.060	$2.085	$2.067	$1.994
Number of Accumulation Units outstanding at end of period (in thousands)	109	141	131	214	410	386	514	2,511	248	184
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.938	$1.960	$1.985	$2.010	$2.035	$2.060	$2.085	$2.067	$1.994	$1.929
Accumulation Unit Value at end of period	$1.916	$1.938	$1.960	$1.985	$2.010	$2.035	$2.060	$2.085	$2.067	$1.994
Number of Accumulation Units outstanding at end of period (in thousands)	109	141	131	214	410	386	514	2,511	248	184
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.146	$9.275	$9.415	$9.557	$9.701	$9.848	$9.990	$—	$—	$—
Accumulation Unit Value at end of period	$9.021	$9.146	$9.275	$9.415	$9.557	$9.701	$9.848	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	31	16	17	8	6	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$1.095	$1.111	$1.129	$1.146	$1.164	$1.182	$1.200	$1.193	$1.155	$1.120
Accumulation Unit Value at end of period	$1.080	$1.095	$1.111	$1.129	$1.146	$1.164	$1.182	$1.200	$1.193	$1.155
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$1.997	$—	$—	$—
Accumulation Unit Value at end of period	$1.766	$1.795	$1.826	$1.859	$1.893	$1.928	$1.963	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	484	756	1,381	1,768	2,073	2,121	2,751	—	—	—

31

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Hartford Value HLS Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$2.265	$2.049	$1.565	$1.347	$1.385	$1.217	$0.986	$1.505	$1.392	$1.151
Accumulation Unit Value at end of period	$2.179	$2.265	$2.049	$1.565	$1.347	$1.385	$1.217	$0.986	$1.505	$1.392
Number of Accumulation Units outstanding at end of period (in thousands)	2,143	2,577	3,344	4,367	5,634	6,831	384	370	269	108
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.221	$2.013	$1.540	$1.329	$1.369	$1.205	$0.978	$1.497	$1.387	$1.149
Accumulation Unit Value at end of period	$2.132	$2.221	$2.013	$1.540	$1.329	$1.369	$1.205	$0.978	$1.497	$1.387
Number of Accumulation Units outstanding at end of period (in thousands)	73	111	175	242	255	331	64	63	23	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$2.199	$1.995	$1.528	$1.320	$1.361	$1.199	$0.974	$1.493	$1.384	$1.148
Accumulation Unit Value at end of period	$2.109	$2.199	$1.995	$1.528	$1.320	$1.361	$1.199	$0.974	$1.493	$1.384
Number of Accumulation Units outstanding at end of period (in thousands)	268	297	331	567	660	724	44	48	35	34
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$2.131	$1.938	$1.487	$1.287	$1.329	$1.174	$0.956	$1.467	$1.363	$1.133
Accumulation Unit Value at end of period	$2.040	$2.131	$1.938	$1.487	$1.287	$1.329	$1.174	$0.956	$1.467	$1.363
Number of Accumulation Units outstanding at end of period (in thousands)	404	487	702	1,157	1,562	1,961	179	228	340	283
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.131	$1.938	$1.487	$1.287	$1.329	$1.174	$0.956	$1.467	$1.363	$1.133
Accumulation Unit Value at end of period	$2.040	$2.131	$1.938	$1.487	$1.287	$1.329	$1.174	$0.956	$1.467	$1.363
Number of Accumulation Units outstanding at end of period (in thousands)	404	487	702	1,157	1,562	1,961	179	228	340	283
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.663	$20.658	$15.893	$13.791	$14.279	$12.640	$10.317	$—	$—	$—
Accumulation Unit Value at end of period	$21.637	$22.663	$20.658	$15.893	$13.791	$14.279	$12.640	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	24	23	5	10	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$2.030	$1.851	$1.425	$1.237	$1.281	$1.135	$0.927	$1.427	$1.330	$1.108
Accumulation Unit Value at end of period	$1.937	$2.030	$1.851	$1.425	$1.237	$1.281	$1.135	$0.927	$1.427	$1.330
Number of Accumulation Units outstanding at end of period (in thousands)	26	32	44	300	579	700	16	17	17	17
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$0.919	$—	$—	$—
Accumulation Unit Value at end of period	$1.887	$1.982	$1.812	$1.398	$1.217	$1.264	$1.122	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	607	696	896	1,168	1,874	2,287	1,184	—	—	—

32

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
HIMCO VIT Index Fund (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$1.792	$1.653	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.797	$1.792	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	190	200	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$1.757	$1.621	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.759	$1.757	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$1.740	$1.606	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$1.740	$1.740	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$8.230	$7.600	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.214	$8.230	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.230	$7.600	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.214	$8.230	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	2	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.715	$21.911	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.610	$23.715	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.785	$7.193	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$7.747	$7.785	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.627	$7.050	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$7.570	$7.627	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	29	—	—	—	—	—	—	—	—

33

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.014	$21.180	$15.933	$13.711	$13.701	$11.298	$8.180	$14.069	$13.156	$10.989
Accumulation Unit Value at end of period	$20.704	$23.014	$21.180	$15.933	$13.711	$13.701	$11.298	$8.180	$14.069	$13.156
Number of Accumulation Units outstanding at end of period (in thousands)	75	83	102	193	233	271	295	309	237	99
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.566	$20.809	$15.685	$13.525	$13.542	$11.190	$8.117	$13.989	$13.108	$10.971
Accumulation Unit Value at end of period	$20.260	$22.566	$20.809	$15.685	$13.525	$13.542	$11.190	$8.117	$13.989	$13.108
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	5	5	6	10	8	4
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.345	$20.626	$15.562	$13.433	$13.463	$11.136	$8.086	$13.950	$13.084	$10.961
Accumulation Unit Value at end of period	$20.042	$22.345	$20.626	$15.562	$13.433	$13.463	$11.136	$8.086	$13.950	$13.084
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	9	11	15	17	18	20	17	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.910	$20.264	$15.320	$13.250	$13.307	$11.028	$8.025	$13.871	$13.036	$10.943
Accumulation Unit Value at end of period	$19.612	$21.910	$20.264	$15.320	$13.250	$13.307	$11.028	$8.025	$13.871	$13.036
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	28	25	33	34	35	34	18
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.910	$20.264	$15.320	$13.250	$13.307	$11.028	$8.025	$13.871	$13.036	$10.943
Accumulation Unit Value at end of period	$19.612	$21.910	$20.264	$15.320	$13.250	$13.307	$11.028	$8.025	$13.871	$13.036
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	28	25	33	34	35	34	18
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.422	$26.354	$19.974	$17.319	$17.436	$14.486	$10.567	$—	$—	$—
Accumulation Unit Value at end of period	$25.379	$28.422	$26.354	$19.974	$17.319	$17.436	$14.486	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	3	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.273	$19.734	$14.964	$12.981	$13.076	$10.869	$7.933	$13.753	$12.964	$10.916
Accumulation Unit Value at end of period	$18.985	$21.273	$19.734	$14.964	$12.981	$13.076	$10.869	$7.933	$13.753	$12.964
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	3	4	4	4	6	6	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$7.857	$—	$—	$—
Accumulation Unit Value at end of period	$18.478	$20.756	$19.303	$14.674	$12.761	$12.887	$10.739	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	11	16	26	52	54	—	—	—

34

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.627	$23.666	$17.577	$14.891	$15.326	$13.347	$10.472	$16.435	$16.954	$14.720
Accumulation Unit Value at end of period	$23.860	$25.627	$23.666	$17.577	$14.891	$15.326	$13.347	$10.472	$16.435	$16.954
Number of Accumulation Units outstanding at end of period (in thousands)	221	251	318	619	767	917	1,039	1,169	1,156	742
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.128	$23.251	$17.304	$14.689	$15.148	$13.218	$10.392	$16.342	$16.891	$14.695
Accumulation Unit Value at end of period	$23.348	$25.128	$23.251	$17.304	$14.689	$15.148	$13.218	$10.392	$16.342	$16.891
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	28	41	57	69	78	81	94	96
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.882	$23.047	$17.169	$14.589	$15.060	$13.155	$10.353	$16.296	$16.860	$14.683
Accumulation Unit Value at end of period	$23.096	$24.882	$23.047	$17.169	$14.589	$15.060	$13.155	$10.353	$16.296	$16.860
Number of Accumulation Units outstanding at end of period (in thousands)	33	37	37	71	94	113	134	147	154	109
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.397	$22.643	$16.902	$14.391	$14.885	$13.028	$10.273	$16.204	$16.799	$14.658
Accumulation Unit Value at end of period	$22.601	$24.397	$22.643	$16.902	$14.391	$14.885	$13.028	$10.273	$16.204	$16.799
Number of Accumulation Units outstanding at end of period (in thousands)	41	50	59	101	139	169	196	228	291	270
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.397	$22.643	$16.902	$14.391	$14.885	$13.028	$10.273	$16.204	$16.799	$14.658
Accumulation Unit Value at end of period	$22.601	$24.397	$22.643	$16.902	$14.391	$14.885	$13.028	$10.273	$16.204	$16.799
Number of Accumulation Units outstanding at end of period (in thousands)	41	50	59	101	139	169	196	228	291	270
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.588	$22.878	$17.120	$14.613	$15.153	$13.295	$10.510	$—	$—	$—
Accumulation Unit Value at end of period	$22.722	$24.588	$22.878	$17.120	$14.613	$15.153	$13.295	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	20	23	14	5	6	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.687	$22.051	$16.509	$14.098	$14.627	$12.840	$10.156	$16.066	$16.706	$14.621
Accumulation Unit Value at end of period	$21.878	$23.687	$22.051	$16.509	$14.098	$14.627	$12.840	$10.156	$16.066	$16.706
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	8	11	14	16	17	18	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$—	$—	$—
Accumulation Unit Value at end of period	$21.507	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	55	65	92	139	180	233	296	—	—	—

35

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.298	$23.178	$17.458	$15.382	$15.856	$14.240	$11.560	$17.181	$16.884	$14.668
Accumulation Unit Value at end of period	$24.277	$25.298	$23.178	$17.458	$15.382	$15.856	$14.240	$11.560	$17.181	$16.884
Number of Accumulation Units outstanding at end of period (in thousands)	316	365	433	1,073	1,384	1,565	1,714	1,833	1,536	710
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.805	$22.773	$17.186	$15.173	$15.672	$14.103	$11.472	$17.084	$16.822	$14.644
Accumulation Unit Value at end of period	$23.757	$24.805	$22.773	$17.186	$15.173	$15.672	$14.103	$11.472	$17.084	$16.822
Number of Accumulation Units outstanding at end of period (in thousands)	22	25	31	41	52	61	64	64	70	71
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.562	$22.572	$17.052	$15.070	$15.581	$14.035	$11.428	$17.035	$16.791	$14.631
Accumulation Unit Value at end of period	$23.500	$24.562	$22.572	$17.052	$15.070	$15.581	$14.035	$11.428	$17.035	$16.791
Number of Accumulation Units outstanding at end of period (in thousands)	32	37	42	90	112	128	146	164	145	85
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.084	$22.177	$16.787	$14.865	$15.400	$13.899	$11.340	$16.939	$16.730	$14.607
Accumulation Unit Value at end of period	$22.997	$24.084	$22.177	$16.787	$14.865	$15.400	$13.899	$11.340	$16.939	$16.730
Number of Accumulation Units outstanding at end of period (in thousands)	63	78	88	141	189	231	263	289	299	234
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.084	$22.177	$16.787	$14.865	$15.400	$13.899	$11.340	$16.939	$16.730	$14.607
Accumulation Unit Value at end of period	$22.997	$24.084	$22.177	$16.787	$14.865	$15.400	$13.899	$11.340	$16.939	$16.730
Number of Accumulation Units outstanding at end of period (in thousands)	63	78	88	141	189	231	263	289	299	234
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.683	$20.016	$15.189	$13.484	$14.005	$12.671	$10.364	$—	$—	$—
Accumulation Unit Value at end of period	$20.653	$21.683	$20.016	$15.189	$13.484	$14.005	$12.671	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	28	29	20	10	7	4	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.384	$21.597	$16.397	$14.563	$15.133	$13.699	$11.210	$16.795	$16.638	$14.570
Accumulation Unit Value at end of period	$22.261	$23.384	$21.597	$16.397	$14.563	$15.133	$13.699	$11.210	$16.795	$16.638
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	7	11	16	17	20	18	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$—	$—	$—
Accumulation Unit Value at end of period	$21.941	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	28	36	42	53	89	107	—	—	—

36

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Invesco V.I. Money Market Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.885	$9.958	$9.991	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.812	$9.885	$9.958	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	231	142	133	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.853	$9.946	$9.989	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.761	$9.853	$9.946	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.838	$9.940	$9.987	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.736	$9.838	$9.940	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	5	1	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.807	$9.929	$9.985	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.686	$9.807	$9.929	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	18	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.807	$9.929	$9.985	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.686	$9.807	$9.929	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	18	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.768	$9.914	$9.982	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.623	$9.768	$9.914	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	11	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.760	$9.911	$9.981	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.611	$9.760	$9.911	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.721	$9.896	$9.978	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.549	$9.721	$9.896	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	40	36	34	—	—	—	—	—	—	—

37

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Bond-Debenture Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.929	$17.312	$16.124	$14.436	$13.934	$12.500	$9.377	$11.456	$10.870	$10.017
Accumulation Unit Value at end of period	$17.523	$17.929	$17.312	$16.124	$14.436	$13.934	$12.500	$9.377	$11.456	$10.870
Number of Accumulation Units outstanding at end of period (in thousands)	261	303	369	784	884	1,031	1,127	1,079	940	523
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.580	$17.009	$15.874	$14.240	$13.773	$12.380	$9.305	$11.391	$10.830	$10.001
Accumulation Unit Value at end of period	$17.147	$17.580	$17.009	$15.874	$14.240	$13.773	$12.380	$9.305	$11.391	$10.830
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	25	34	53	61	63	68	62	73
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.408	$16.859	$15.750	$14.143	$13.692	$12.320	$9.269	$11.359	$10.810	$9.992
Accumulation Unit Value at end of period	$16.963	$17.408	$16.859	$15.750	$14.143	$13.692	$12.320	$9.269	$11.359	$10.810
Number of Accumulation Units outstanding at end of period (in thousands)	49	49	51	79	86	90	103	103	99	63
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.069	$16.564	$15.505	$13.951	$13.534	$12.201	$9.199	$11.295	$10.771	$9.975
Accumulation Unit Value at end of period	$16.599	$17.069	$16.564	$15.505	$13.951	$13.534	$12.201	$9.199	$11.295	$10.771
Number of Accumulation Units outstanding at end of period (in thousands)	59	75	95	152	166	232	262	279	281	224
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.069	$16.564	$15.505	$13.951	$13.534	$12.201	$9.199	$11.295	$10.771	$9.975
Accumulation Unit Value at end of period	$16.599	$17.069	$16.564	$15.505	$13.951	$13.534	$12.201	$9.199	$11.295	$10.771
Number of Accumulation Units outstanding at end of period (in thousands)	59	75	95	152	166	232	262	279	281	224
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.217	$18.695	$17.544	$15.825	$15.390	$13.910	$10.513	$—	$—	$—
Accumulation Unit Value at end of period	$18.641	$19.217	$18.695	$17.544	$15.825	$15.390	$13.910	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	29	24	10	9	3	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.573	$16.130	$15.145	$13.668	$13.299	$12.025	$9.093	$11.199	$10.711	$9.950
Accumulation Unit Value at end of period	$16.068	$16.573	$16.130	$15.145	$13.668	$13.299	$12.025	$9.093	$11.199	$10.711
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	3	5	10	9	7	7	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$9.006	$—	$—	$—
Accumulation Unit Value at end of period	$15.639	$16.170	$15.778	$14.851	$13.436	$13.106	$11.881	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	92	107	145	167	167	233	—	—	—

38

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Calibrated Dividend Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.092	$17.246	$13.583	$12.169	$12.237	$10.743	$8.770	$11.972	$11.692	$10.284
Accumulation Unit Value at end of period	$18.546	$19.092	$17.246	$13.583	$12.169	$12.237	$10.743	$8.770	$11.972	$11.692
Number of Accumulation Units outstanding at end of period (in thousands)	171	207	255	579	724	835	959	1,021	1,006	530
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.721	$16.944	$13.371	$12.004	$12.095	$10.639	$8.703	$11.904	$11.649	$10.266
Accumulation Unit Value at end of period	$18.148	$18.721	$16.944	$13.371	$12.004	$12.095	$10.639	$8.703	$11.904	$11.649
Number of Accumulation Units outstanding at end of period (in thousands)	22	27	33	47	60	76	78	84	86	91
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.537	$16.795	$13.267	$11.922	$12.024	$10.588	$8.670	$11.870	$11.628	$10.258
Accumulation Unit Value at end of period	$17.953	$18.537	$16.795	$13.267	$11.922	$12.024	$10.588	$8.670	$11.870	$11.628
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	26	53	64	75	99	104	125	84
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.176	$16.501	$13.061	$11.760	$11.885	$10.486	$8.604	$11.803	$11.585	$10.241
Accumulation Unit Value at end of period	$17.568	$18.176	$16.501	$13.061	$11.760	$11.885	$10.486	$8.604	$11.803	$11.585
Number of Accumulation Units outstanding at end of period (in thousands)	39	50	70	103	141	172	203	242	278	233
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.176	$16.501	$13.061	$11.760	$11.885	$10.486	$8.604	$11.803	$11.585	$10.241
Accumulation Unit Value at end of period	$17.568	$18.176	$16.501	$13.061	$11.760	$11.885	$10.486	$8.604	$11.803	$11.585
Number of Accumulation Units outstanding at end of period (in thousands)	39	50	70	103	141	172	203	242	278	233
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.690	$19.740	$15.663	$14.139	$14.325	$12.670	$10.422	$—	$—	$—
Accumulation Unit Value at end of period	$20.911	$21.690	$19.740	$15.663	$14.139	$14.325	$12.670	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	22	15	12	9	3	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.648	$16.069	$12.757	$11.521	$11.679	$10.335	$8.505	$11.703	$11.522	$10.215
Accumulation Unit Value at end of period	$17.006	$17.648	$16.069	$12.757	$11.521	$11.679	$10.335	$8.505	$11.703	$11.522
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	6	10	21	25	27	29	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$8.424	$—	$—	$—
Accumulation Unit Value at end of period	$16.551	$17.219	$15.718	$12.510	$11.326	$11.509	$10.210	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	29	31	38	36	39	—	—	—

39

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Classic Stock Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.328	$16.920	$13.128	$11.493	$12.607	$11.130	$8.935	$13.100	$11.926	$10.641
Accumulation Unit Value at end of period	$18.027	$18.328	$16.920	$13.128	$11.493	$12.607	$11.130	$8.935	$13.100	$11.926
Number of Accumulation Units outstanding at end of period (in thousands)	37	40	58	110	156	201	230	254	255	197
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.978	$16.629	$12.928	$11.340	$12.464	$11.027	$8.870	$13.031	$11.886	$10.627
Accumulation Unit Value at end of period	$17.646	$17.978	$16.629	$12.928	$11.340	$12.464	$11.027	$8.870	$13.031	$11.886
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	6	12	16	20	20	20	23	22
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.805	$16.486	$12.830	$11.265	$12.394	$10.975	$8.837	$12.996	$11.866	$10.620
Accumulation Unit Value at end of period	$17.459	$17.805	$16.486	$12.830	$11.265	$12.394	$10.975	$8.837	$12.996	$11.866
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	10	15	22	29	25	29	21
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.464	$16.202	$12.634	$11.116	$12.254	$10.873	$8.773	$12.927	$11.827	$10.606
Accumulation Unit Value at end of period	$17.091	$17.464	$16.202	$12.634	$11.116	$12.254	$10.873	$8.773	$12.927	$11.827
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	22	25	38	46	49	49	36
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.464	$16.202	$12.634	$11.116	$12.254	$10.873	$8.773	$12.927	$11.827	$10.606
Accumulation Unit Value at end of period	$17.091	$17.464	$16.202	$12.634	$11.116	$12.254	$10.873	$8.773	$12.927	$11.827
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	22	25	38	46	49	49	36
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.870	$18.481	$14.447	$12.743	$14.083	$12.527	$10.132	$—	$—	$—
Accumulation Unit Value at end of period	$19.397	$19.870	$18.481	$14.447	$12.743	$14.083	$12.527	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	3	3	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.965	$15.787	$12.347	$10.896	$12.048	$10.722	$8.677	$12.824	$11.768	$10.585
Accumulation Unit Value at end of period	$16.553	$16.965	$15.787	$12.347	$10.896	$12.048	$10.722	$8.677	$12.824	$11.768
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	2	2	2	3	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$8.598	$—	$—	$—
Accumulation Unit Value at end of period	$16.117	$16.560	$15.448	$12.113	$10.716	$11.878	$10.598	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	10	16	19	23	29	47	—	—	—

40

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Fundamental Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.942	$18.753	$13.918	$12.681	$13.377	$11.323	$9.056	$12.791	$12.076	$10.613
Accumulation Unit Value at end of period	$19.112	$19.942	$18.753	$13.918	$12.681	$13.377	$11.323	$9.056	$12.791	$12.076
Number of Accumulation Units outstanding at end of period (in thousands)	242	262	328	389	495	572	639	686	684	460
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.554	$18.425	$13.701	$12.508	$13.221	$11.214	$8.987	$12.719	$12.031	$10.595
Accumulation Unit Value at end of period	$18.702	$19.554	$18.425	$13.701	$12.508	$13.221	$11.214	$8.987	$12.719	$12.031
Number of Accumulation Units outstanding at end of period (in thousands)	13	15	20	36	38	43	51	50	53	53
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.363	$18.263	$13.594	$12.423	$13.144	$11.160	$8.952	$12.683	$12.009	$10.586
Accumulation Unit Value at end of period	$18.501	$19.363	$18.263	$13.594	$12.423	$13.144	$11.160	$8.952	$12.683	$12.009
Number of Accumulation Units outstanding at end of period (in thousands)	26	32	33	53	64	71	82	86	104	75
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.985	$17.943	$13.383	$12.254	$12.992	$11.052	$8.884	$12.611	$11.965	$10.568
Accumulation Unit Value at end of period	$18.104	$18.985	$17.943	$13.383	$12.254	$12.992	$11.052	$8.884	$12.611	$11.965
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	56	99	131	155	175	201	214	208
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.985	$17.943	$13.383	$12.254	$12.992	$11.052	$8.884	$12.611	$11.965	$10.568
Accumulation Unit Value at end of period	$18.104	$18.985	$17.943	$13.383	$12.254	$12.992	$11.052	$8.884	$12.611	$11.965
Number of Accumulation Units outstanding at end of period (in thousands)	40	46	56	99	131	155	175	201	214	208
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.903	$20.752	$15.517	$14.244	$15.139	$12.911	$10.404	$—	$—	$—
Accumulation Unit Value at end of period	$20.834	$21.903	$20.752	$15.517	$14.244	$15.139	$12.911	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	18	13	5	5	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.433	$17.473	$13.072	$12.006	$12.766	$10.893	$8.782	$12.504	$11.900	$10.542
Accumulation Unit Value at end of period	$17.525	$18.433	$17.473	$13.072	$12.006	$12.766	$10.893	$8.782	$12.504	$11.900
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	9	12	13	16	20	21	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$8.698	$—	$—	$—
Accumulation Unit Value at end of period	$17.056	$17.986	$17.092	$12.818	$11.802	$12.581	$10.762	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	22	42	56	63	78	—	—	—

41

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Lord Abbett Growth and Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.920	$14.900	$11.047	$9.929	$10.652	$9.140	$7.745	$12.274	$11.955	$10.271
Accumulation Unit Value at end of period	$15.349	$15.920	$14.900	$11.047	$9.929	$10.652	$9.140	$7.745	$12.274	$11.955
Number of Accumulation Units outstanding at end of period (in thousands)	667	793	963	1,920	2,404	2,839	3,187	3,444	2,619	1,154
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.610	$14.639	$10.875	$9.795	$10.528	$9.052	$7.686	$12.205	$11.912	$10.254
Accumulation Unit Value at end of period	$15.020	$15.610	$14.639	$10.875	$9.795	$10.528	$9.052	$7.686	$12.205	$11.912
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	40	51	80	104	119	129	117	107
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.457	$14.510	$10.790	$9.728	$10.467	$9.009	$7.657	$12.170	$11.890	$10.245
Accumulation Unit Value at end of period	$14.858	$15.457	$14.510	$10.790	$9.728	$10.467	$9.009	$7.657	$12.170	$11.890
Number of Accumulation Units outstanding at end of period (in thousands)	61	66	73	122	154	192	216	232	211	117
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.156	$14.256	$10.622	$9.596	$10.345	$8.922	$7.598	$12.101	$11.846	$10.228
Accumulation Unit Value at end of period	$14.539	$15.156	$14.256	$10.622	$9.596	$10.345	$8.922	$7.598	$12.101	$11.846
Number of Accumulation Units outstanding at end of period (in thousands)	83	110	153	274	314	374	445	506	519	402
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.156	$14.256	$10.622	$9.596	$10.345	$8.922	$7.598	$12.101	$11.846	$10.228
Accumulation Unit Value at end of period	$14.539	$15.156	$14.256	$10.622	$9.596	$10.345	$8.922	$7.598	$12.101	$11.846
Number of Accumulation Units outstanding at end of period (in thousands)	83	110	153	274	314	374	445	506	519	402
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.340	$19.179	$14.326	$12.974	$14.023	$12.124	$10.351	$—	$—	$—
Accumulation Unit Value at end of period	$19.463	$20.340	$19.179	$14.326	$12.974	$14.023	$12.124	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	27	27	15	9	6	5	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.716	$13.883	$10.375	$9.401	$10.166	$8.793	$7.511	$11.999	$11.781	$10.203
Accumulation Unit Value at end of period	$14.074	$14.716	$13.883	$10.375	$9.401	$10.166	$8.793	$7.511	$11.999	$11.781
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	6	9	15	33	33	44	44	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$7.439	$—	$—	$—
Accumulation Unit Value at end of period	$13.698	$14.358	$13.580	$10.174	$9.241	$10.018	$8.688	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	102	164	201	244	309	355	—	—	—

42

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Oppenheimer Capital Appreciation Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.379	$15.209	$11.839	$10.481	$10.707	$9.884	$6.908	$12.809	$11.335	$10.605
Accumulation Unit Value at end of period	$17.812	$17.379	$15.209	$11.839	$10.481	$10.707	$9.884	$6.908	$12.809	$11.335
Number of Accumulation Units outstanding at end of period (in thousands)	42	51	63	98	129	151	166	183	132	61
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.040	$14.942	$11.655	$10.339	$10.583	$9.789	$6.855	$12.737	$11.293	$10.587
Accumulation Unit Value at end of period	$17.431	$17.040	$14.942	$11.655	$10.339	$10.583	$9.789	$6.855	$12.737	$11.293
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	3	4	5	5	8	11	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.873	$14.811	$11.564	$10.268	$10.521	$9.742	$6.829	$12.700	$11.272	$10.579
Accumulation Unit Value at end of period	$17.243	$16.873	$14.811	$11.564	$10.268	$10.521	$9.742	$6.829	$12.700	$11.272
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	14	10	12	17	19	19	22	12
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.545	$14.551	$11.384	$10.129	$10.399	$9.648	$6.777	$12.629	$11.231	$10.561
Accumulation Unit Value at end of period	$16.873	$16.545	$14.551	$11.384	$10.129	$10.399	$9.648	$6.777	$12.629	$11.231
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	11	14	22	25	72	34	29	14
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.545	$14.551	$11.384	$10.129	$10.399	$9.648	$6.777	$12.629	$11.231	$10.561
Accumulation Unit Value at end of period	$16.873	$16.545	$14.551	$11.384	$10.129	$10.399	$9.648	$6.777	$12.629	$11.231
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	11	14	22	25	72	34	29	14
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.707	$21.785	$17.085	$15.239	$15.685	$14.589	$10.273	$—	$—	$—
Accumulation Unit Value at end of period	$25.134	$24.707	$21.785	$17.085	$15.239	$15.685	$14.589	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.064	$14.171	$11.119	$9.923	$10.218	$9.509	$6.699	$12.522	$11.169	$10.534
Accumulation Unit Value at end of period	$16.333	$16.064	$14.171	$11.119	$9.923	$10.218	$9.509	$6.699	$12.522	$11.169
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	2	2	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$6.635	$—	$—	$—
Accumulation Unit Value at end of period	$15.897	$15.673	$13.861	$10.904	$9.755	$10.070	$9.394	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	62	78	108	144	193	254	318	—	—	—

43

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Oppenheimer Discovery Mid Cap Growth Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.221	$15.488	$11.506	$9.979	$9.971	$7.900	$6.018	$11.938	$11.343	$11.128
Accumulation Unit Value at end of period	$17.122	$16.221	$15.488	$11.506	$9.979	$9.971	$7.900	$6.018	$11.938	$11.343
Number of Accumulation Units outstanding at end of period (in thousands)	14	18	20	22	31	29	17	16	14	2
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.905	$15.217	$11.327	$9.843	$9.855	$7.824	$5.972	$11.871	$11.302	$11.110
Accumulation Unit Value at end of period	$16.755	$15.905	$15.217	$11.327	$9.843	$9.855	$7.824	$5.972	$11.871	$11.302
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	2	2	3	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.750	$15.083	$11.238	$9.776	$9.798	$7.786	$5.949	$11.837	$11.281	$11.100
Accumulation Unit Value at end of period	$16.575	$15.750	$15.083	$11.238	$9.776	$9.798	$7.786	$5.949	$11.837	$11.281
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	5	5	6	9	9	8	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.443	$14.819	$11.063	$9.644	$9.684	$7.711	$5.904	$11.770	$11.240	$11.082
Accumulation Unit Value at end of period	$16.219	$15.443	$14.819	$11.063	$9.644	$9.684	$7.711	$5.904	$11.770	$11.240
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	2	1	8	22	1	2	3	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.443	$14.819	$11.063	$9.644	$9.684	$7.711	$5.904	$11.770	$11.240	$11.082
Accumulation Unit Value at end of period	$16.219	$15.443	$14.819	$11.063	$9.644	$9.684	$7.711	$5.904	$11.770	$11.240
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	2	1	8	22	1	2	3	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.702	$25.686	$19.225	$16.800	$16.912	$13.501	$10.362	$—	$—	$—
Accumulation Unit Value at end of period	$27.974	$26.702	$25.686	$19.225	$16.800	$16.912	$13.501	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.994	$14.431	$10.806	$9.448	$9.516	$7.600	$5.836	$11.670	$11.178	$11.054
Accumulation Unit Value at end of period	$15.700	$14.994	$14.431	$10.806	$9.448	$9.516	$7.600	$5.836	$11.670	$11.178
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$5.780	$—	$—	$—
Accumulation Unit Value at end of period	$15.281	$14.630	$14.116	$10.597	$9.288	$9.378	$7.509	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	32	41	48	31	33	—	—	—

44

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Oppenheimer Global Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.506	$18.270	$14.495	$12.074	$13.299	$11.581	$8.373	$14.138	$13.428	$11.527
Accumulation Unit Value at end of period	$19.042	$18.506	$18.270	$14.495	$12.074	$13.299	$11.581	$8.373	$14.138	$13.428
Number of Accumulation Units outstanding at end of period (in thousands)	428	513	616	1,062	1,345	1,617	1,801	2,036	1,648	715
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.145	$17.950	$14.269	$11.910	$13.145	$11.469	$8.309	$14.058	$13.378	$11.508
Accumulation Unit Value at end of period	$18.634	$18.145	$17.950	$14.269	$11.910	$13.145	$11.469	$8.309	$14.058	$13.378
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	29	30	42	49	56	61	62	57
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.968	$17.792	$14.158	$11.829	$13.068	$11.414	$8.277	$14.018	$13.354	$11.498
Accumulation Unit Value at end of period	$18.433	$17.968	$17.792	$14.158	$11.829	$13.068	$11.414	$8.277	$14.018	$13.354
Number of Accumulation Units outstanding at end of period (in thousands)	40	44	53	67	78	99	111	125	122	54
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.618	$17.480	$13.938	$11.668	$12.917	$11.304	$8.214	$13.939	$13.305	$11.479
Accumulation Unit Value at end of period	$18.038	$17.618	$17.480	$13.938	$11.668	$12.917	$11.304	$8.214	$13.939	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	59	70	92	140	176	226	247	305	334	251
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.618	$17.480	$13.938	$11.668	$12.917	$11.304	$8.214	$13.939	$13.305	$11.479
Accumulation Unit Value at end of period	$18.038	$17.618	$17.480	$13.938	$11.668	$12.917	$11.304	$8.214	$13.939	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	59	70	92	140	176	226	247	305	334	251
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.518	$22.398	$17.904	$15.026	$16.675	$14.630	$10.657	$—	$—	$—
Accumulation Unit Value at end of period	$22.998	$22.518	$22.398	$17.904	$15.026	$16.675	$14.630	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	10	5	6	2	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.105	$17.023	$13.614	$11.431	$12.692	$11.141	$8.120	$13.820	$13.232	$11.450
Accumulation Unit Value at end of period	$17.461	$17.105	$17.023	$13.614	$11.431	$12.692	$11.141	$8.120	$13.820	$13.232
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	5	5	9	9	17	18	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$8.042	$—	$—	$—
Accumulation Unit Value at end of period	$16.994	$16.690	$16.651	$13.350	$11.238	$12.508	$11.007	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	94	102	146	198	297	408	487	—	—	—

45

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Oppenheimer Main Street Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.977	$16.406	$12.576	$10.866	$10.982	$9.553	$7.520	$12.345	$11.942	$10.484
Accumulation Unit Value at end of period	$18.397	$17.977	$16.406	$12.576	$10.866	$10.982	$9.553	$7.520	$12.345	$11.942
Number of Accumulation Units outstanding at end of period (in thousands)	32	34	33	53	48	51	56	51	57	34
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.627	$16.119	$12.380	$10.718	$10.855	$9.461	$7.462	$12.275	$11.898	$10.467
Accumulation Unit Value at end of period	$18.003	$17.627	$16.119	$12.380	$10.718	$10.855	$9.461	$7.462	$12.275	$11.898
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.455	$15.977	$12.284	$10.645	$10.792	$9.416	$7.434	$12.240	$11.876	$10.458
Accumulation Unit Value at end of period	$17.809	$17.455	$15.977	$12.284	$10.645	$10.792	$9.416	$7.434	$12.240	$11.876
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	5	4	4	4	5	4	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.115	$15.697	$12.093	$10.501	$10.666	$9.325	$7.377	$12.171	$11.833	$10.441
Accumulation Unit Value at end of period	$17.427	$17.115	$15.697	$12.093	$10.501	$10.666	$9.325	$7.377	$12.171	$11.833
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	5	4	8	17	9	17	12
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.115	$15.697	$12.093	$10.501	$10.666	$9.325	$7.377	$12.171	$11.833	$10.441
Accumulation Unit Value at end of period	$17.427	$17.115	$15.697	$12.093	$10.501	$10.666	$9.325	$7.377	$12.171	$11.833
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	3	5	4	8	17	9	17	12
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.797	$21.881	$16.899	$14.711	$14.980	$13.129	$10.412	$—	$—	$—
Accumulation Unit Value at end of period	$24.171	$23.797	$21.881	$16.899	$14.711	$14.980	$13.129	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.617	$15.287	$11.812	$10.288	$10.481	$9.190	$7.292	$12.068	$11.768	$10.414
Accumulation Unit Value at end of period	$16.870	$16.617	$15.287	$11.812	$10.288	$10.481	$9.190	$7.292	$12.068	$11.768
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	2	2	2	2	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$7.223	$—	$—	$—
Accumulation Unit Value at end of period	$16.419	$16.213	$14.953	$11.582	$10.113	$10.329	$9.080	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	12	23	19	27	37	—	—	—

46

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Oppenheimer Main Street Small Cap Fund/VA
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.838	$19.706	$14.119	$12.089	$12.477	$10.216	$7.519	$12.220	$12.486	$10.971
Accumulation Unit Value at end of period	$20.354	$21.838	$19.706	$14.119	$12.089	$12.477	$10.216	$7.519	$12.220	$12.486
Number of Accumulation Units outstanding at end of period (in thousands)	62	67	89	48	59	73	84	98	112	68
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.413	$19.361	$13.899	$11.925	$12.332	$10.117	$7.462	$12.151	$12.440	$10.953
Accumulation Unit Value at end of period	$19.918	$21.413	$19.361	$13.899	$11.925	$12.332	$10.117	$7.462	$12.151	$12.440
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	1	1	1	1	2	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.203	$19.191	$13.791	$11.843	$12.261	$10.069	$7.433	$12.116	$12.417	$10.944
Accumulation Unit Value at end of period	$19.703	$21.203	$19.191	$13.791	$11.843	$12.261	$10.069	$7.433	$12.116	$12.417
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	9	16	16	14	12	14	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.790	$18.854	$13.576	$11.683	$12.118	$9.972	$7.376	$12.048	$12.371	$10.925
Accumulation Unit Value at end of period	$19.281	$20.790	$18.854	$13.576	$11.683	$12.118	$9.972	$7.376	$12.048	$12.371
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	7	6	16	38	10	24	20
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.790	$18.854	$13.576	$11.683	$12.118	$9.972	$7.376	$12.048	$12.371	$10.925
Accumulation Unit Value at end of period	$19.281	$20.790	$18.854	$13.576	$11.683	$12.118	$9.972	$7.376	$12.048	$12.371
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	7	6	16	38	10	24	20
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.005	$27.279	$19.692	$16.987	$17.665	$14.572	$10.806	$—	$—	$—
Accumulation Unit Value at end of period	$27.757	$30.005	$27.279	$19.692	$16.987	$17.665	$14.572	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.186	$18.361	$13.261	$11.445	$11.908	$9.828	$7.292	$11.945	$12.303	$10.898
Accumulation Unit Value at end of period	$18.664	$20.186	$18.361	$13.261	$11.445	$11.908	$9.828	$7.292	$11.945	$12.303
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$7.222	$—	$—	$—
Accumulation Unit Value at end of period	$18.165	$19.696	$17.960	$13.003	$11.251	$11.735	$9.710	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	93	127	201	299	395	494	—	—	—

47

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Diversified Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.327	$25.429	$23.764	$21.468	$22.338	$19.975	$12.954	$18.865	$18.253	$17.302
Accumulation Unit Value at end of period	$24.549	$25.327	$25.429	$23.764	$21.468	$22.338	$19.975	$12.954	$18.865	$18.253
Number of Accumulation Units outstanding at end of period (in thousands)	42	46	67	239	270	307	329	416	381	103
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.833	$24.984	$23.394	$21.177	$22.079	$19.783	$12.855	$18.758	$18.186	$17.273
Accumulation Unit Value at end of period	$24.023	$24.833	$24.984	$23.394	$21.177	$22.079	$19.783	$12.855	$18.758	$18.186
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	2	3	4	3	7	8	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.590	$24.764	$23.212	$21.033	$21.950	$19.687	$12.806	$18.705	$18.153	$17.258
Accumulation Unit Value at end of period	$23.764	$24.590	$24.764	$23.212	$21.033	$21.950	$19.687	$12.806	$18.705	$18.153
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	8	20	22	28	27	33	32	10
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.917	$24.134	$22.666	$20.579	$21.520	$19.340	$12.605	$18.449	$17.940	$17.090
Accumulation Unit Value at end of period	$23.066	$23.917	$24.134	$22.666	$20.579	$21.520	$19.340	$12.605	$18.449	$17.940
Number of Accumulation Units outstanding at end of period (in thousands)	12	17	22	33	34	65	47	60	60	24
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.917	$24.134	$22.666	$20.579	$21.520	$19.340	$12.605	$18.449	$17.940	$17.090
Accumulation Unit Value at end of period	$23.066	$23.917	$24.134	$22.666	$20.579	$21.520	$19.340	$12.605	$18.449	$17.940
Number of Accumulation Units outstanding at end of period (in thousands)	12	17	22	33	34	65	47	60	60	24
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.524	$19.750	$18.596	$16.926	$17.744	$15.986	$10.445	$—	$—	$—
Accumulation Unit Value at end of period	$18.783	$19.524	$19.750	$18.596	$16.926	$17.744	$15.986	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	9	5	5	2	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.051	$23.330	$21.977	$20.014	$20.991	$18.922	$12.370	$18.159	$17.711	$16.922
Accumulation Unit Value at end of period	$22.165	$23.051	$23.330	$21.977	$20.014	$20.991	$18.922	$12.370	$18.159	$17.711
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	8	9	10	9	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$9.592	$—	$—	$—
Accumulation Unit Value at end of period	$16.889	$17.608	$17.866	$16.872	$15.403	$16.196	$14.636	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	79	84	95	117	153	159	—	—	—

48

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Equity Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.000	$23.252	$17.692	$14.941	$14.769	$13.215	$10.447	$—	$—	$—
Accumulation Unit Value at end of period	$25.020	$26.000	$23.252	$17.692	$14.941	$14.769	$13.215	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	109	114	128	352	479	532	569	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.685	$23.016	$17.547	$14.848	$14.708	$13.186	$10.445	$—	$—	$—
Accumulation Unit Value at end of period	$24.668	$25.685	$23.016	$17.547	$14.848	$14.708	$13.186	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	14	17	18	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$25.528	$22.899	$17.476	$14.802	$14.677	$13.171	$10.444	$—	$—	$—
Accumulation Unit Value at end of period	$24.493	$25.528	$22.899	$17.476	$14.802	$14.677	$13.171	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	10	21	32	37	36	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.219	$22.667	$17.333	$14.711	$14.615	$13.142	$10.442	$—	$—	$—
Accumulation Unit Value at end of period	$24.148	$25.219	$22.667	$17.333	$14.711	$14.615	$13.142	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	28	32	50	70	78	107	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.219	$22.667	$17.333	$14.711	$14.615	$13.142	$10.442	$—	$—	$—
Accumulation Unit Value at end of period	$24.148	$25.219	$22.667	$17.333	$14.711	$14.615	$13.142	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	28	32	50	70	78	107	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.838	$22.380	$17.157	$14.598	$14.539	$13.106	$10.439	$—	$—	$—
Accumulation Unit Value at end of period	$23.724	$24.838	$22.380	$17.157	$14.598	$14.539	$13.106	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	11	3	2	2	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.762	$22.323	$17.121	$14.575	$14.524	$13.099	$10.439	$—	$—	$—
Accumulation Unit Value at end of period	$23.640	$24.762	$22.323	$17.121	$14.575	$14.524	$13.099	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$10.436	$—	$—	$—
Accumulation Unit Value at end of period	$23.224	$24.388	$22.040	$16.947	$14.463	$14.448	$13.063	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	15	14	14	18	34	34	—	—	—

49

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT George Putnam Balanced Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.374	$14.906	$12.717	$11.385	$11.162	$10.148	$8.138	$13.833	$13.805	$12.428
Accumulation Unit Value at end of period	$16.068	$16.374	$14.906	$12.717	$11.385	$11.162	$10.148	$8.138	$13.833	$13.805
Number of Accumulation Units outstanding at end of period (in thousands)	34	33	31	84	104	127	146	185	208	171
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.055	$14.645	$12.519	$11.231	$11.033	$10.050	$8.076	$13.754	$13.755	$12.407
Accumulation Unit Value at end of period	$15.723	$16.055	$14.645	$12.519	$11.231	$11.033	$10.050	$8.076	$13.754	$13.755
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	7	11	23	24	25	27	32	29
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.898	$14.516	$12.421	$11.154	$10.968	$10.001	$8.045	$13.715	$13.729	$12.396
Accumulation Unit Value at end of period	$15.554	$15.898	$14.516	$12.421	$11.154	$10.968	$10.001	$8.045	$13.715	$13.729
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	4	6	8	10	13	17	20	16
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.462	$14.146	$12.129	$10.914	$10.753	$9.825	$7.919	$13.528	$13.568	$12.276
Accumulation Unit Value at end of period	$15.097	$15.462	$14.146	$12.129	$10.914	$10.753	$9.825	$7.919	$13.528	$13.568
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	32	48	52	66	71	82	98	91
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.462	$14.146	$12.129	$10.914	$10.753	$9.825	$7.919	$13.528	$13.568	$12.276
Accumulation Unit Value at end of period	$15.097	$15.462	$14.146	$12.129	$10.914	$10.753	$9.825	$7.919	$13.528	$13.568
Number of Accumulation Units outstanding at end of period (in thousands)	13	17	32	48	52	66	71	82	98	91
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.904	$18.255	$15.692	$14.155	$13.982	$12.806	$10.348	$—	$—	$—
Accumulation Unit Value at end of period	$19.386	$19.904	$18.255	$15.692	$14.155	$13.982	$12.806	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	8	7	2	2	2	1	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.902	$13.675	$11.760	$10.614	$10.489	$9.612	$7.771	$13.314	$13.395	$12.155
Accumulation Unit Value at end of period	$14.507	$14.902	$13.675	$11.760	$10.614	$10.489	$9.612	$7.771	$13.314	$13.395
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	3	4	4	4	5	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$8.134	$—	$—	$—
Accumulation Unit Value at end of period	$14.921	$15.366	$14.135	$12.187	$11.026	$10.924	$10.036	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	26	33	45	61	46	46	—	—	—

50

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Global Asset Allocation Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$56.118	$51.671	$43.568	$38.438	$38.890	$34.165	$25.459	$38.469	$37.652	$33.614
Accumulation Unit Value at end of period	$55.795	$56.118	$51.671	$43.568	$38.438	$38.890	$34.165	$25.459	$38.469	$37.652
Number of Accumulation Units outstanding at end of period (in thousands)	9	9	11	23	28	34	41	43	48	29
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$55.024	$50.766	$42.890	$37.916	$38.439	$33.835	$25.264	$38.252	$37.514	$33.558
Accumulation Unit Value at end of period	$54.598	$55.024	$50.766	$42.890	$37.916	$38.439	$33.835	$25.264	$38.252	$37.514
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	—	1	—	3	3	4
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$54.486	$50.319	$42.555	$37.657	$38.215	$33.672	$25.167	$38.143	$37.445	$33.529
Accumulation Unit Value at end of period	$54.010	$54.486	$50.319	$42.555	$37.657	$38.215	$33.672	$25.167	$38.143	$37.445
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	3	4	4	4	6	7	4
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$52.993	$49.038	$41.555	$36.846	$37.466	$33.078	$24.773	$37.621	$37.006	$33.203
Accumulation Unit Value at end of period	$52.425	$52.993	$49.038	$41.555	$36.846	$37.466	$33.078	$24.773	$37.621	$37.006
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	3	3	4	4	3
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$52.993	$49.038	$41.555	$36.846	$37.466	$33.078	$24.773	$37.621	$37.006	$33.203
Accumulation Unit Value at end of period	$52.425	$52.993	$49.038	$41.555	$36.846	$37.466	$33.078	$24.773	$37.621	$37.006
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	2	2	2	3	3	4	4	3
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.033	$20.440	$17.364	$15.435	$15.734	$13.926	$10.456	$—	$—	$—
Accumulation Unit Value at end of period	$21.743	$22.033	$20.440	$17.364	$15.435	$15.734	$13.926	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$51.074	$47.405	$40.291	$35.833	$36.546	$32.362	$24.309	$37.028	$36.533	$32.876
Accumulation Unit Value at end of period	$50.375	$51.074	$47.405	$40.291	$35.833	$36.546	$32.362	$24.309	$37.028	$36.533
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$7.286	$—	$—	$—
Accumulation Unit Value at end of period	$14.836	$15.079	$14.031	$11.955	$10.659	$10.898	$9.675	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	14	38	62	72	62	—	—	—

51

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$82.097	$74.698	$55.470	$46.910	$49.564	$43.660	$33.886	$55.693	$59.719	$51.909
Accumulation Unit Value at end of period	$75.350	$82.097	$74.698	$55.470	$46.910	$49.564	$43.660	$33.886	$55.693	$59.719
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	8	9	9	12	16	25	15
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$80.498	$73.389	$54.607	$46.273	$48.989	$43.239	$33.627	$55.378	$59.500	$51.822
Accumulation Unit Value at end of period	$73.734	$80.498	$73.389	$54.607	$46.273	$48.989	$43.239	$33.627	$55.378	$59.500
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$79.709	$72.743	$54.181	$45.957	$48.703	$43.030	$33.498	$55.221	$59.390	$51.779
Accumulation Unit Value at end of period	$72.939	$79.709	$72.743	$54.181	$45.957	$48.703	$43.030	$33.498	$55.221	$59.390
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	1	2	2	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$77.524	$70.891	$52.907	$44.966	$47.749	$42.271	$32.973	$54.465	$58.694	$51.274
Accumulation Unit Value at end of period	$70.798	$77.524	$70.891	$52.907	$44.966	$47.749	$42.271	$32.973	$54.465	$58.694
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	2	2	2
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$77.524	$70.891	$52.907	$44.966	$47.749	$42.271	$32.973	$54.465	$58.694	$51.274
Accumulation Unit Value at end of period	$70.798	$77.524	$70.891	$52.907	$44.966	$47.749	$42.271	$32.973	$54.465	$58.694
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	2	2	2
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.771	$21.791	$16.304	$13.891	$14.788	$13.124	$10.263	$—	$—	$—
Accumulation Unit Value at end of period	$21.654	$23.771	$21.791	$16.304	$13.891	$14.788	$13.124	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$74.717	$68.529	$51.297	$43.730	$46.575	$41.356	$32.356	$53.606	$57.943	$50.770
Accumulation Unit Value at end of period	$68.030	$74.717	$68.529	$51.297	$43.730	$46.575	$41.356	$32.356	$53.606	$57.943
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$7.797	$—	$—	$—
Accumulation Unit Value at end of period	$16.110	$17.738	$16.310	$12.239	$10.460	$11.168	$9.941	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	12	17	21	21	21	20	—	—	—

52

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT International Equity Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.514	$25.413	$19.992	$16.522	$20.040	$18.351	$14.835	$26.667	$24.793	$19.558
Accumulation Unit Value at end of period	$23.371	$23.514	$25.413	$19.992	$16.522	$20.040	$18.351	$14.835	$26.667	$24.793
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	29	73	89	100	107	146	153	63
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.055	$24.967	$19.681	$16.297	$19.807	$18.174	$14.721	$26.516	$24.702	$19.526
Accumulation Unit Value at end of period	$22.869	$23.055	$24.967	$19.681	$16.297	$19.807	$18.174	$14.721	$26.516	$24.702
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	2	3	3
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.829	$24.748	$19.527	$16.186	$19.692	$18.086	$14.665	$26.441	$24.657	$19.509
Accumulation Unit Value at end of period	$22.623	$22.829	$24.748	$19.527	$16.186	$19.692	$18.086	$14.665	$26.441	$24.657
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	8	10	11	14	17	19	11
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.204	$24.117	$19.068	$15.837	$19.306	$17.767	$14.435	$26.079	$24.368	$19.319
Accumulation Unit Value at end of period	$21.958	$22.204	$24.117	$19.068	$15.837	$19.306	$17.767	$14.435	$26.079	$24.368
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	4	4	6	8	10	24	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.204	$24.117	$19.068	$15.837	$19.306	$17.767	$14.435	$26.079	$24.368	$19.319
Accumulation Unit Value at end of period	$21.958	$22.204	$24.117	$19.068	$15.837	$19.306	$17.767	$14.435	$26.079	$24.368
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	4	4	6	8	10	24	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.207	$17.648	$13.988	$11.647	$14.233	$13.132	$10.695	$—	$—	$—
Accumulation Unit Value at end of period	$15.988	$16.207	$17.648	$13.988	$11.647	$14.233	$13.132	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	2	2	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.399	$23.314	$18.488	$15.401	$18.831	$17.382	$14.165	$25.668	$24.056	$19.129
Accumulation Unit Value at end of period	$21.100	$21.399	$23.314	$18.488	$15.401	$18.831	$17.382	$14.165	$25.668	$24.056
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$6.051	$—	$—	$—
Accumulation Unit Value at end of period	$8.857	$9.005	$9.836	$7.819	$6.530	$8.004	$7.407	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	180	257	373	470	505	602	—	—	—

53

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT International Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$7.853	$8.741	$7.206	$5.966	$6.971	$6.557	$5.235	$9.771	$9.876	$—
Accumulation Unit Value at end of period	$7.638	$7.853	$8.741	$7.206	$5.966	$6.971	$6.557	$5.235	$9.771	$—
Number of Accumulation Units outstanding at end of period (in thousands)	198	219	233	11	15	21	16	46	4	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.739	$8.632	$7.131	$5.915	$6.926	$6.527	$5.222	$9.766	$9.873	$—
Accumulation Unit Value at end of period	$7.513	$7.739	$8.632	$7.131	$5.915	$6.926	$6.527	$5.222	$9.766	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$7.683	$8.578	$7.093	$5.890	$6.903	$6.512	$5.215	$9.763	$9.872	$—
Accumulation Unit Value at end of period	$7.451	$7.683	$8.578	$7.093	$5.890	$6.903	$6.512	$5.215	$9.763	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	6	—	—	—	—	1	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$7.572	$8.471	$7.018	$5.839	$6.858	$6.482	$5.202	$9.758	$9.869	$—
Accumulation Unit Value at end of period	$7.328	$7.572	$8.471	$7.018	$5.839	$6.858	$6.482	$5.202	$9.758	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	4	4	5	6	4	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.572	$8.471	$7.018	$5.839	$6.858	$6.482	$5.202	$9.758	$9.869	$—
Accumulation Unit Value at end of period	$7.328	$7.572	$8.471	$7.018	$5.839	$6.858	$6.482	$5.202	$9.758	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	4	4	5	6	4	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.421	$17.295	$14.365	$11.982	$14.107	$13.368	$10.754	$—	$—	$—
Accumulation Unit Value at end of period	$14.887	$15.421	$17.295	$14.365	$11.982	$14.107	$13.368	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$7.408	$8.313	$6.908	$5.765	$6.791	$6.438	$5.182	$9.750	$9.865	$—
Accumulation Unit Value at end of period	$7.148	$7.408	$8.313	$6.908	$5.765	$6.791	$6.438	$5.182	$9.750	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$5.165	$—	$—	$—
Accumulation Unit Value at end of period	$7.002	$7.274	$8.183	$6.817	$5.703	$6.735	$6.401	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	2	3	3	5	—	—	—

54

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Investors Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.262	$14.383	$10.725	$9.249	$9.315	$8.238	$6.344	$10.574	$11.234	$9.934
Accumulation Unit Value at end of period	$15.789	$16.262	$14.383	$10.725	$9.249	$9.315	$8.238	$6.344	$10.574	$11.234
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	11	34	59	66	69	97	107	67
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.945	$14.131	$10.558	$9.123	$9.206	$8.159	$6.296	$10.514	$11.193	$9.918
Accumulation Unit Value at end of period	$15.451	$15.945	$14.131	$10.558	$9.123	$9.206	$8.159	$6.296	$10.514	$11.193
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	6	7	7
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.789	$14.007	$10.475	$9.061	$9.153	$8.119	$6.272	$10.484	$11.172	$9.909
Accumulation Unit Value at end of period	$15.284	$15.789	$14.007	$10.475	$9.061	$9.153	$8.119	$6.272	$10.484	$11.172
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	14	15	13	11	13	12	5
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.356	$13.650	$10.229	$8.866	$8.973	$7.976	$6.173	$10.341	$11.041	$9.813
Accumulation Unit Value at end of period	$14.835	$15.356	$13.650	$10.229	$8.866	$8.973	$7.976	$6.173	$10.341	$11.041
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	6	7	8	10	15	13
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.356	$13.650	$10.229	$8.866	$8.973	$7.976	$6.173	$10.341	$11.041	$9.813
Accumulation Unit Value at end of period	$14.835	$15.356	$13.650	$10.229	$8.866	$8.973	$7.976	$6.173	$10.341	$11.041
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	6	7	8	10	15	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.972	$22.253	$16.717	$14.525	$14.739	$13.133	$10.191	$—	$—	$—
Accumulation Unit Value at end of period	$24.064	$24.972	$22.253	$16.717	$14.525	$14.739	$13.133	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	2	2	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.800	$13.196	$9.918	$8.622	$8.753	$7.803	$6.058	$10.178	$10.900	$9.716
Accumulation Unit Value at end of period	$14.255	$14.800	$13.196	$9.918	$8.622	$8.753	$7.803	$6.058	$10.178	$10.900
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$4.153	$—	$—	$—
Accumulation Unit Value at end of period	$9.602	$9.994	$8.933	$6.731	$5.866	$5.970	$5.336	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	50	71	107	157	194	212	—	—	—

55

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Multi-Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.674	$18.354	$13.553	$11.695	$12.414	$10.734	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.460	$20.674	$18.354	$13.553	$11.695	$12.414	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	100	107	140	15	17	17	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.495	$18.232	$13.490	$11.664	$12.406	$10.733	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.243	$20.495	$18.232	$13.490	$11.664	$12.406	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.407	$18.171	$13.458	$11.648	$12.402	$10.732	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.135	$20.407	$18.171	$13.458	$11.648	$12.402	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.230	$18.050	$13.395	$11.617	$12.393	$10.730	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.921	$20.230	$18.050	$13.395	$11.617	$12.393	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.230	$18.050	$13.395	$11.617	$12.393	$10.730	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.921	$20.230	$18.050	$13.395	$11.617	$12.393	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.011	$17.899	$13.317	$11.578	$12.382	$10.728	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.656	$20.011	$17.899	$13.317	$11.578	$12.382	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.968	$17.869	$13.301	$11.570	$12.380	$10.728	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.604	$19.968	$17.869	$13.301	$11.570	$12.380	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.752	$17.721	$13.224	$11.531	$12.369	$10.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.344	$19.752	$17.721	$13.224	$11.531	$12.369	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	8	16	20	22	—	—	—	—

56

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Small Cap Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$36.128	$35.192	$25.397	$21.780	$23.032	$18.420	$14.109	$23.443	$27.062	$23.245
Accumulation Unit Value at end of period	$34.338	$36.128	$35.192	$25.397	$21.780	$23.032	$18.420	$14.109	$23.443	$27.062
Number of Accumulation Units outstanding at end of period (in thousands)	16	19	23	51	64	77	87	100	108	82
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$35.424	$34.575	$25.002	$21.484	$22.765	$18.242	$14.001	$23.310	$26.962	$23.206
Accumulation Unit Value at end of period	$33.602	$35.424	$34.575	$25.002	$21.484	$22.765	$18.242	$14.001	$23.310	$26.962
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	5	7	7	9	9	11	11
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$35.077	$34.271	$24.807	$21.337	$22.632	$18.154	$13.948	$23.244	$26.913	$23.187
Accumulation Unit Value at end of period	$33.239	$35.077	$34.271	$24.807	$21.337	$22.632	$18.154	$13.948	$23.244	$26.913
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	7	8	10	12	15	15
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$34.116	$33.398	$24.224	$20.877	$22.189	$17.834	$13.729	$22.926	$26.598	$22.961
Accumulation Unit Value at end of period	$32.264	$34.116	$33.398	$24.224	$20.877	$22.189	$17.834	$13.729	$22.926	$26.598
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	12	15	21	22	26	35	37
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$34.116	$33.398	$24.224	$20.877	$22.189	$17.834	$13.729	$22.926	$26.598	$22.961
Accumulation Unit Value at end of period	$32.264	$34.116	$33.398	$24.224	$20.877	$22.189	$17.834	$13.729	$22.926	$26.598
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	12	15	21	22	26	35	37
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.227	$25.740	$18.716	$16.171	$17.230	$13.883	$10.714	$—	$—	$—
Accumulation Unit Value at end of period	$24.742	$26.227	$25.740	$18.716	$16.171	$17.230	$13.883	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	1	1	1	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$32.880	$32.285	$23.487	$20.303	$21.643	$17.448	$13.472	$22.565	$26.257	$22.735
Accumulation Unit Value at end of period	$31.002	$32.880	$32.285	$23.487	$20.303	$21.643	$17.448	$13.472	$22.565	$26.257
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	4	4	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$12.406	$—	$—	$—
Accumulation Unit Value at end of period	$28.054	$29.828	$29.362	$21.413	$18.557	$19.832	$16.027	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	38	57	99	110	145	183	—	—	—

57

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
Putnam VT Voyager Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$102.081	$93.738	$65.711	$57.959	$71.083	$59.287	$36.446	$58.316	$55.681	$53.208
Accumulation Unit Value at end of period	$95.125	$102.081	$93.738	$65.711	$57.959	$71.083	$59.287	$36.446	$58.316	$55.681
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	3	2	1	—	1	1
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$100.092	$92.095	$64.689	$57.171	$70.258	$58.716	$36.167	$57.986	$55.477	$53.119
Accumulation Unit Value at end of period	$93.085	$100.092	$92.095	$64.689	$57.171	$70.258	$58.716	$36.167	$57.986	$55.477
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$99.112	$91.285	$64.183	$56.782	$69.849	$58.433	$36.028	$57.822	$55.375	$53.075
Accumulation Unit Value at end of period	$92.082	$99.112	$91.285	$64.183	$56.782	$69.849	$58.433	$36.028	$57.822	$55.375
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	1	1	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$96.395	$88.960	$62.674	$55.557	$68.480	$57.402	$35.464	$57.030	$54.726	$52.558
Accumulation Unit Value at end of period	$89.378	$96.395	$88.960	$62.674	$55.557	$68.480	$57.402	$35.464	$57.030	$54.726
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	2	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$96.395	$88.960	$62.674	$55.557	$68.480	$57.402	$35.464	$57.030	$54.726	$52.558
Accumulation Unit Value at end of period	$89.378	$96.395	$88.960	$62.674	$55.557	$68.480	$57.402	$35.464	$57.030	$54.726
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	2	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.147	$26.041	$18.392	$16.345	$20.197	$16.972	$10.512	$—	$—	$—
Accumulation Unit Value at end of period	$26.033	$28.147	$26.041	$18.392	$16.345	$20.197	$16.972	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$92.905	$85.996	$60.768	$54.029	$66.797	$56.159	$34.800	$56.131	$54.026	$52.041
Accumulation Unit Value at end of period	$85.883	$92.905	$85.996	$60.768	$54.029	$66.797	$56.159	$34.800	$56.131	$54.026
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.201	$8.538	$6.048	$5.391	$6.682	$5.632	$3.498	$—	$—	$—
Accumulation Unit Value at end of period	$8.484	$9.201	$8.538	$6.048	$5.391	$6.682	$5.632	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	26	37	53	123	99	132	—	—	—

58

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.698	$18.682	$19.033	$16.001	$19.717	$16.702	$9.891	$23.038	$16.526	$12.138
Accumulation Unit Value at end of period	$15.685	$17.698	$18.682	$19.033	$16.001	$19.717	$16.702	$9.891	$23.038	$16.526
Number of Accumulation Units outstanding at end of period (in thousands)	21	24	27	64	80	89	88	69	106	43
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.354	$18.355	$18.737	$15.784	$19.489	$16.541	$9.816	$22.908	$16.465	$12.118
Accumulation Unit Value at end of period	$15.349	$17.354	$18.355	$18.737	$15.784	$19.489	$16.541	$9.816	$22.908	$16.465
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	3	5	6	7	6	5	5
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.184	$18.194	$18.591	$15.676	$19.375	$16.461	$9.778	$22.843	$16.435	$12.108
Accumulation Unit Value at end of period	$15.184	$17.184	$18.194	$18.591	$15.676	$19.375	$16.461	$9.778	$22.843	$16.435
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	7	8	11	11	11	10	6
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.849	$17.875	$18.301	$15.464	$19.150	$16.303	$9.703	$22.714	$16.374	$12.088
Accumulation Unit Value at end of period	$14.858	$16.849	$17.875	$18.301	$15.464	$19.150	$16.303	$9.703	$22.714	$16.374
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	12	20	63	87	100	81	117	52
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.849	$17.875	$18.301	$15.464	$19.150	$16.303	$9.703	$22.714	$16.374	$12.088
Accumulation Unit Value at end of period	$14.858	$16.849	$17.875	$18.301	$15.464	$19.150	$16.303	$9.703	$22.714	$16.374
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	12	20	63	87	100	81	117	52
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.280	$19.442	$19.955	$16.903	$20.985	$17.909	$10.686	$—	$—	$—
Accumulation Unit Value at end of period	$16.080	$18.280	$19.442	$19.955	$16.903	$20.985	$17.909	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	3	1	5	5	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.359	$17.408	$17.876	$15.150	$18.818	$16.068	$9.592	$22.522	$16.285	$12.057
Accumulation Unit Value at end of period	$14.383	$16.359	$17.408	$17.876	$15.150	$18.818	$16.068	$9.592	$22.522	$16.285
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	3	8	10	12	13	15	14	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$9.501	$—	$—	$—
Accumulation Unit Value at end of period	$13.998	$15.962	$17.027	$17.530	$14.893	$18.546	$15.875	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	43	73	74	116	161	193	—	—	—

59

Sub-Account	As of December 31,
	2015	2014	2013	2012	2011	2010	2009	2008	2007	2006
UIF Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.070	$22.824	$16.726	$15.533	$16.860	$12.842	$8.222	$15.576	$12.799	$11.816
Accumulation Unit Value at end of period	$21.526	$23.070	$22.824	$16.726	$15.533	$16.860	$12.842	$8.222	$15.576	$12.799
Number of Accumulation Units outstanding at end of period (in thousands)	46	55	70	204	256	297	324	339	255	184
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.621	$22.424	$16.466	$15.322	$16.664	$12.719	$8.159	$15.488	$12.752	$11.796
Accumulation Unit Value at end of period	$21.065	$22.621	$22.424	$16.466	$15.322	$16.664	$12.719	$8.159	$15.488	$12.752
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	9	14	18	18	18	21	18
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.400	$22.227	$16.337	$15.218	$16.567	$12.657	$8.128	$15.444	$12.729	$11.786
Accumulation Unit Value at end of period	$20.838	$22.400	$22.227	$16.337	$15.218	$16.567	$12.657	$8.128	$15.444	$12.729
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	12	19	26	27	45	47	45	36
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.963	$21.838	$16.083	$15.011	$16.375	$12.535	$8.066	$15.357	$12.682	$11.766
Accumulation Unit Value at end of period	$20.391	$21.963	$21.838	$16.083	$15.011	$16.375	$12.535	$8.066	$15.357	$12.682
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	18	34	78	157	121	57	61	58
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.963	$21.838	$16.083	$15.011	$16.375	$12.535	$8.066	$15.357	$12.682	$11.766
Accumulation Unit Value at end of period	$20.391	$21.963	$21.838	$16.083	$15.011	$16.375	$12.535	$8.066	$15.357	$12.682
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	18	34	78	157	121	57	61	58
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.601	$27.512	$20.313	$19.006	$20.785	$15.951	$10.289	$—	$—	$—
Accumulation Unit Value at end of period	$25.562	$27.601	$27.512	$20.313	$19.006	$20.785	$15.951	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	7	5	7	6	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.325	$21.266	$15.710	$14.706	$16.090	$12.355	$7.973	$15.227	$12.612	$11.737
Accumulation Unit Value at end of period	$19.739	$21.325	$21.266	$15.710	$14.706	$16.090	$12.355	$7.973	$15.227	$12.612
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	1	5	6	5	2	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$7.897	$—	$—	$—
Accumulation Unit Value at end of period	$19.212	$20.807	$20.802	$15.405	$14.457	$15.857	$12.206	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	11	23	60	78	93	—	—	—

SA-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To The Contract Owners of Hartford Life and Annuity Insurance Company Separate Account Three and the Board of Directors of Hartford Life and Annuity Insurance Company
We have audited the accompanying statements of assets and liabilities as of December 31, 2015, and the related statements of operations for each of the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended for each of the following individual Sub-Accounts comprising Hartford Life and Annuity Insurance Company Separate Account Three (the “Account”):

AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio)	UIF Core Plus Fixed Income Portfolio
AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio)	UIF Emerging Markets Debt Portfolio
AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio)	UIF Emerging Markets Equity Portfolio
AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio)	UIF Growth Portfolio
AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio)	UIF Mid Cap Growth Portfolio
Invesco V.I. Government Securities Fund	Invesco V.I. American Value Fund
Invesco V.I. High Yield Fund	Morgan Stanley Mid Cap Growth Portfolio
Invesco V.I. International Growth Fund	Morgan Stanley Money Market Portfolio
Invesco V.I. Diversified Dividend Fund	Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. Money Market Fund	UIF Small Company Growth Portfolio
American Funds Global Growth Fund	UIF Global Franchise Portfolio
American Funds Growth Fund	Oppenheimer Discovery Mid Cap Growth Fund/ VA
American Funds Growth-Income Fund	Oppenheimer Capital Appreciation Fund/VA
American Funds International Fund	Oppenheimer Global Fund/VA
American Funds Global Small Capitalization Fund	Oppenheimer Main Street Fund®/VA
Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund)	Oppenheimer Main Street Small Cap Fund/VA
Fidelity® VIP Equity-Income Portfolio	Putnam VT Diversified Income Fund
Fidelity® VIP Growth Portfolio	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT Growth and Income Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT International Value Fund
Fidelity® VIP Value Strategies Portfolio	Putnam VT International Equity Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Investors Fund
Franklin Income VIP Fund	Putnam VT Multi-Cap Growth Fund
Franklin Small-Mid Cap Growth VIP Fund	Putnam VT Small Cap Value Fund
Franklin Small Cap Value VIP Fund	Putnam VT George Putnam Balanced Fund
Franklin Strategic Income VIP Fund	Putnam VT Voyager Fund
Franklin Mutual Shares VIP Fund	Putnam VT Equity Income Fund
Templeton Developing Markets VIP Fund	Invesco V.I. Growth and Income Fund
Templeton Growth VIP Fund	Invesco V.I. Comstock Fund
Franklin Mutual Global Discovery VIP Fund	Invesco V.I. American Franchise Fund
Templeton Global Bond VIP Fund	Invesco V.I. Mid Cap Growth Fund
Hartford Balanced HLS Fund	Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund)
Hartford Total Return Bond HLS Fund	Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund)
Hartford Capital Appreciation HLS Fund	Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund)
Hartford Dividend and Growth HLS Fund	Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund)
Hartford Global Growth HLS Fund	Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund)
Hartford Disciplined Equity HLS Fund	Wells Fargo VT Discovery Fund (Formerly Wells Fargo Advantage VT Discovery Fund)
Hartford Growth Opportunities HLS Fund	Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund)
Hartford High Yield HLS Fund	Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund)
Hartford International Opportunities HLS Fund	UIF Global Infrastructure Portfolio
Hartford Small/Mid Cap Equity HLS Fund	HIMCO VIT Index Fund
Hartford MidCap Value HLS Fund	HIMCO VIT American Funds Bond Fund
Hartford Ultrashort Bond HLS Fund	HIMCO VIT American Funds Global Growth Fund
Hartford Small Company HLS Fund	HIMCO VIT American Funds Global Small Capitalization Fund
Hartford SmallCap Growth HLS Fund	HIMCO VIT American Funds Growth Fund
Hartford Stock HLS Fund	HIMCO VIT American Funds Growth-Income Fund
Hartford U.S. Government Securities HLS Fund	HIMCO VIT American Funds International Fund
Hartford Value HLS Fund	MFS® Core Equity Portfolio (Merged with MFS® Core Equity Fund)
Lord Abbett Fundamental Equity Fund	MFS® Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund)
Lord Abbett Calibrated Dividend Growth Fund	Morgan Stanley Global Infrastructure Portfolio (merged with UIF Global Infrastructure Portfolio)
Lord Abbett Bond Debenture Fund	Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund)
Lord Abbett Growth and Income Fund	Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund)
Lord Abbett Classic Stock Fund	Hartford Index HLS Fund (merged with HIMCO VIT Index Fund)
American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund)
MFS® Growth Fund	American Funds Global Growth HLS Fund (merged with HIMCO VIT American Funds Global Growth Fund)
American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund)
MFS® Investors Trust Fund	American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund)
MFS® Total Return Fund	American Funds Growth-Income HLS Fund (merged with HIMCO VIT American Funds Growth-Income Fund)
MFS® Value Fund	American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund)
Invesco V.I. Equity and Income Fund

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts above as of December 31, 2015, the results of their operations for each of the periods then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Hartford, CT
April 20, 2016

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	27,258,816	64,236,832	16,380,011	33,905,102	4,513,463	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	7,831,243	—	37,051,934	29,904,594
class S2	—	—	—	—	—	8,149,223	—	887,298	10,244,929	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	27,258,816	64,236,832	16,380,011	33,905,102	4,513,463	8,149,223	7,831,243	887,298	47,296,863	29,904,594
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	36,475	22,041	16,636	1,920	125	1,098	16,613	40	65,089	4,307
Other assets	—	—	—	1	—	—	—	—	—	—
Total assets	27,295,291	64,258,873	16,396,647	33,907,023	4,513,588	8,150,321	7,847,856	887,338	47,361,952	29,908,901

Liabilities:
Due to Sponsor Company	36,475	22,041	16,636	1,920	125	1,098	16,613	40	65,089	4,307
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	2	1	—	2	2	—	—	—	—
Total liabilities	36,477	22,043	16,637	1,920	127	1,100	16,613	40	65,089	4,307

Net assets:
For contract liabilities	$27,258,814	$64,236,830	$16,380,010	$33,905,103	$4,513,461	$8,149,221	$7,831,243	$887,298	$47,296,863	$29,904,594

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	27,258,814	64,236,830	16,380,010	33,905,103	4,513,461	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	7,831,243	—	37,051,933	29,904,594
class S2	—	—	—	—	—	8,149,221	—	887,298	10,244,930	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$27,258,814	$64,236,830	$16,380,010	$33,905,103	$4,513,461	$8,149,221	$7,831,243	$887,298	$47,296,863	$29,904,594

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	2,507,711	4,790,219	955,103	2,421,793	245,430	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	1,547,676	—	1,592,262	29,904,594
class S2	—	—	—	—	—	713,592	—	26,855	442,354	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	2,507,711	4,790,219	955,103	2,421,793	245,430	713,592	1,547,676	26,855	2,034,616	29,904,594

Cost	$30,119,235	$84,892,428	$17,929,643	$32,549,842	$4,876,060	$8,397,488	$8,297,822	$674,205	$32,335,305	$29,904,594

Deferred contracts in the accumulation period:
Units owned by participants #	1,875,136	6,692,905	870,420	2,636,387	566,773	810,160	665,380	78,785	2,779,538	3,104,189
Minimum unit fair value #*	$12.356750	$5.938048	$16.880623	$11.579321	$7.296628	$9.642760	$10.600835	$11.028699	$15.152039	$9.401631
Maximum unit fair value #*	$18.014711	$14.487811	$27.198947	$19.753404	$15.091302	$10.287142	$11.418085	$11.290875	$16.519903	$9.812003
Contract liability	$27,104,284	$63,968,316	$16,380,010	$33,731,077	$4,513,461	$8,078,122	$7,388,943	$887,298	$45,300,470	$29,904,594

Contracts in payout (annuitization) period:
Units owned by participants #	10,336	27,541	—	13,394	—	6,946	39,031	—	121,609	—
Minimum unit fair value #*	$14.341805	$9.501121	$—	$12.628174	$—	$10.140341	$11.147786	$—	$15.933847	$—
Maximum unit fair value #*	$15.140359	$9.976032	$—	$13.259305	$—	$10.287142	$11.418085	$—	$16.519903	$—
Contract liability	$154,530	$268,514	$—	$174,026	$—	$71,099	$442,300	$—	$1,996,393	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	24,974,511	132,791,042	117,002,017	34,953,776	11,886,752	1,592,382	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	44,148,182	20,304,947	209,027,104	57,602,306
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	24,974,511	132,791,042	117,002,017	34,953,776	11,886,752	1,592,382	44,148,182	20,304,947	209,027,104	57,602,306
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	9,877	53,073	21,292	1,296	642	77	14,365	11,966	337,382	30,458
Other assets	2	3	—	—	3	2	—	2	—	—
Total assets	24,984,390	132,844,118	117,023,309	34,955,072	11,887,397	1,592,461	44,162,547	20,316,915	209,364,486	57,632,764

Liabilities:
Due to Sponsor Company	9,877	53,073	21,292	1,296	642	77	14,365	11,966	337,382	30,458
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	5	1	—	—	3	—	1	1
Total liabilities	9,877	53,073	21,297	1,297	642	77	14,368	11,966	337,383	30,459

Net assets:
For contract liabilities	$24,974,513	$132,791,045	$117,002,012	$34,953,775	$11,886,755	$1,592,384	$44,148,179	$20,304,949	$209,027,103	$57,602,305

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	24,974,513	132,791,045	117,002,012	34,953,775	11,886,755	1,592,384	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	44,148,179	20,304,949	209,027,103	57,602,305
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$24,974,513	$132,791,045	$117,002,012	$34,953,775	$11,886,755	$1,592,384	$44,148,179	$20,304,949	$209,027,103	$57,602,305

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	953,590	1,961,753	2,597,736	1,939,721	497,354	70,647	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	2,203,003	312,336	6,284,639	1,809,686
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	953,590	1,961,753	2,597,736	1,939,721	497,354	70,647	2,203,003	312,336	6,284,639	1,809,686

Cost	$19,320,790	$109,707,944	$97,787,181	$30,903,853	$8,449,378	$1,582,569	$51,691,366	$13,609,476	$198,575,565	$59,672,985

Deferred contracts in the accumulation period:
Units owned by participants #	1,402,470	8,043,115	6,042,994	2,663,330	592,397	81,688	3,019,303	1,052,738	10,825,481	2,921,953
Minimum unit fair value #*	$2.632444	$2.198808	$1.960791	$1.941823	$2.567014	$18.642609	$13.081163	$17.278208	$14.306717	$14.375327
Maximum unit fair value #*	$24.863455	$24.344983	$21.720012	$17.715641	$26.187286	$19.957208	$21.565936	$26.560073	$24.168597	$24.598767
Contract liability	$24,655,493	$130,887,254	$114,453,904	$34,360,170	$11,627,158	$1,590,666	$43,939,077	$20,230,888	$208,521,164	$57,473,585

Contracts in payout (annuitization) period:
Units owned by participants #	15,454	125,448	126,695	39,919	11,708	88	14,206	3,857	25,743	6,337
Minimum unit fair value #*	$17.396769	$2.198808	$19.174263	$12.132352	$18.754852	$19.473624	$14.266346	$18.741457	$18.871658	$19.286048
Maximum unit fair value #*	$24.863455	$22.585602	$20.533271	$17.715641	$26.187286	$19.473624	$15.060964	$19.785138	$20.805337	$21.262265
Contract liability	$319,020	$1,903,791	$2,548,108	$593,605	$259,597	$1,718	$209,102	$74,061	$505,939	$128,720

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$38,777,646	$—	$5,121,896	$—	$—
class 2	—	—	—	15,957,230	—	—	36,132,057	—	9,540,497	—
class 4	—	—	2,601,143	—	631,306	—	2,436,669	—	834,994	422,101
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	5,718,498	5,170,973	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	5,718,498	5,170,973	2,601,143	15,957,230	631,306	38,777,646	38,568,726	5,121,896	10,375,491	422,101
Due from Sponsor Company	—	—	—	—	—	—	—	—	1,280	—
Receivable for fund shares sold	5,792	496	77	7,738	27	17,996	8,703	317	—	13
Other assets	—	—	—	2	—	—	—	—	—	—
Total assets	5,724,290	5,171,469	2,601,220	15,964,970	631,333	38,795,642	38,577,429	5,122,213	10,376,771	422,114

Liabilities:
Due to Sponsor Company	5,792	496	77	7,738	27	17,996	8,703	317	—	13
Payable for fund shares purchased	—	—	—	—	—	—	—	—	1,280	—
Other liabilities	1	1	—	—	—	—	2	—	—	—
Total liabilities	5,793	497	77	7,738	27	17,996	8,705	317	1,280	13

Net assets:
For contract liabilities	$5,718,497	$5,170,972	$2,601,143	$15,957,232	$631,306	$38,777,646	$38,568,724	$5,121,896	$10,375,491	$422,101

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$38,777,646	$—	$5,121,896	$—	$—
class 2	—	—	—	15,957,232	—	—	36,132,056	—	9,540,498	—
class 4	—	—	2,601,143	—	631,306	—	2,436,668	—	834,993	422,101
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	5,718,497	5,170,972	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,718,497	$5,170,972	$2,601,143	$15,957,232	$631,306	$38,777,646	$38,568,724	$5,121,896	$10,375,491	$422,101

Shares:
class 1	—	—	—	—	—	3,675,606	—	804,065	—	—
class 2	—	—	—	902,048	—	—	1,881,878	—	716,254	—
class 4	—	—	179,513	—	35,151	—	126,122	—	62,127	21,470
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	390,608	411,702	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	390,608	411,702	179,513	902,048	35,151	3,675,606	2,008,000	804,065	778,381	21,470

Cost	$4,875,238	$4,730,009	$2,427,885	$18,024,653	$539,866	$43,367,973	$32,470,408	$6,737,820	$9,161,064	$441,129

Deferred contracts in the accumulation period:
Units owned by participants #	331,071	346,677	197,960	1,157,731	40,646	2,084,068	2,084,326	338,816	740,043	30,676
Minimum unit fair value #*	$14.916864	$13.573112	$12.847375	$1.885939	$15.217357	$1.990835	$1.792881	$2.094429	$1.492114	$13.553096
Maximum unit fair value #*	$29.817398	$27.988609	$13.153007	$23.494679	$15.579506	$21.543942	$20.799227	$16.821589	$16.753313	$13.875496
Contract liability	$5,711,958	$5,123,483	$2,587,714	$15,763,623	$631,306	$37,875,182	$37,497,482	$5,087,633	$10,240,395	$422,101

Contracts in payout (annuitization) period:
Units owned by participants #	383	3,155	1,021	13,038	—	61,966	52,523	2,134	8,995	—
Minimum unit fair value #*	$17.081897	$15.053514	$13.153007	$12.093973	$—	$1.990835	$19.569673	$14.994148	$14.747898	$—
Maximum unit fair value #*	$17.081897	$15.053514	$13.153007	$21.361069	$—	$21.543942	$20.799227	$16.677549	$15.674580	$—
Contract liability	$6,539	$47,489	$13,429	$193,609	$—	$902,464	$1,071,242	$34,263	$135,096	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	1,280,982	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	34,841,223	487,397,464	73,471,543	221,214,571	12,524,619	141,733,367	97,575,358	28,377,564	103,117,130
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	1,280,982	34,841,223	487,397,464	73,471,543	221,214,571	12,524,619	141,733,367	97,575,358	28,377,564	103,117,130
Due from Sponsor Company	—	1,953	—	—	—	1,583	—	—	—	—
Receivable for fund shares sold	38	—	223,169	34,639	347,656	—	54,902	136,851	23,936	62,342
Other assets	—	—	—	—	1	—	2	—	—	1
Total assets	1,281,020	34,843,176	487,620,633	73,506,182	221,562,228	12,526,202	141,788,271	97,712,209	28,401,500	103,179,473

Liabilities:
Due to Sponsor Company	38	—	223,169	34,639	347,656	—	54,902	136,851	23,936	62,342
Payable for fund shares purchased	—	1,953	—	—	—	1,583	—	—	—	—
Other liabilities	—	2	1	—	—	—	—	2	3	—
Total liabilities	38	1,955	223,170	34,639	347,656	1,583	54,902	136,853	23,939	62,342

Net assets:
For contract liabilities	$1,280,982	$34,841,221	$487,397,463	$73,471,543	$221,214,572	$12,524,619	$141,733,369	$97,575,356	$28,377,561	$103,117,131

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	1,280,982	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	34,841,221	487,397,463	73,471,543	221,214,572	12,524,619	141,733,369	97,575,356	28,377,561	103,117,131
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,280,982	$34,841,221	$487,397,463	$73,471,543	$221,214,572	$12,524,619	$141,733,369	$97,575,356	$28,377,561	$103,117,131

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	79,171	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	1,308,836	44,592,632	1,653,275	10,014,240	513,515	9,097,135	2,799,064	3,758,618	7,266,887
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	79,171	1,308,836	44,592,632	1,653,275	10,014,240	513,515	9,097,135	2,799,064	3,758,618	7,266,887

Cost	$1,410,321	$30,803,784	$507,996,786	$70,885,957	$232,593,425	$11,159,473	$130,670,527	$97,631,377	$32,286,246	$100,759,770

Deferred contracts in the accumulation period:
Units owned by participants #	91,312	16,250,739	183,787,687	4,207,109	71,318,684	4,026,497	57,422,970	26,456,064	12,356,390	49,358,105
Minimum unit fair value #*	$13.795116	$1.517889	$1.650275	$14.301774	$2.120923	$1.726012	$1.817794	$2.654428	$1.824062	$1.532773
Maximum unit fair value #*	$14.123254	$20.739516	$16.185084	$25.237381	$22.295185	$24.588210	$26.998791	$29.084931	$20.448800	$18.126436
Contract liability	$1,280,982	$34,830,439	$486,169,424	$73,377,910	$220,791,357	$12,521,754	$140,927,068	$97,533,056	$28,323,977	$102,964,246

Contracts in payout (annuitization) period:
Units owned by participants #	—	1,502	530,067	5,258	148,633	1,042	371,533	13,939	26,149	75,578
Minimum unit fair value #*	$—	$7.179540	$1.946580	$14.642071	$2.333313	$2.750816	$2.064662	$2.936885	$2.021047	$1.716262
Maximum unit fair value #*	$—	$7.179540	$3.925389	$18.838936	$5.787555	$2.750816	$2.356030	$3.123290	$2.071630	$3.013975
Contract liability	$—	$10,782	$1,228,039	$93,633	$423,215	$2,865	$806,301	$42,300	$53,584	$152,885

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	6,161,153	5,946,931	44,711,217	31,712,219	20,911,249	16,954,345	91,472,900	62,943,127	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	32,982,086	13,398,133
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	6,161,153	5,946,931	44,711,217	31,712,219	20,911,249	16,954,345	91,472,900	62,943,127	32,982,086	13,398,133
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	50,765	26,751	3,085	83,566	92,833	8,836	34,702	44,880	24,536	27,525
Other assets	2	1	—	—	1	1	3	—	2	—
Total assets	6,211,920	5,973,683	44,714,302	31,795,785	21,004,083	16,963,182	91,507,605	62,988,007	33,006,624	13,425,658

Liabilities:
Due to Sponsor Company	50,765	26,751	3,085	83,566	92,833	8,836	34,702	44,880	24,536	27,525
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	10	1	—	—	—	6	—	—
Total liabilities	50,765	26,751	3,095	83,567	92,833	8,836	34,702	44,886	24,536	27,525

Net assets:
For contract liabilities	$6,161,155	$5,946,932	$44,711,207	$31,712,218	$20,911,250	$16,954,346	$91,472,903	$62,943,121	$32,982,088	$13,398,133

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	6,161,155	5,946,932	44,711,207	31,712,218	20,911,250	16,954,346	91,472,903	62,943,121	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	32,982,088	13,398,133
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$6,161,155	$5,946,932	$44,711,207	$31,712,218	$20,911,250	$16,954,346	$91,472,903	$62,943,121	$32,982,088	$13,398,133

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	827,000	482,314	4,475,597	1,810,058	838,799	264,705	8,846,509	4,039,995	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	2,025,927	985,157
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	827,000	482,314	4,475,597	1,810,058	838,799	264,705	8,846,509	4,039,995	2,025,927	985,157

Cost	$7,286,008	$6,189,013	$44,770,970	$37,474,057	$21,128,903	$13,299,035	$95,342,678	$50,061,109	$37,398,127	$14,963,685

Deferred contracts in the accumulation period:
Units owned by participants #	422,423	315,853	35,265,053	10,655,429	6,757,322	8,532,914	73,965,309	30,650,608	1,836,893	762,201
Minimum unit fair value #*	$12.582728	$17.603548	$0.874729	$1.921109	$2.264419	$1.462609	$1.074447	$1.751509	$15.982675	$15.509343
Maximum unit fair value #*	$25.973788	$19.550455	$9.596846	$23.976686	$32.200886	$24.366804	$10.823759	$21.637459	$20.833667	$20.911419
Contract liability	$6,134,554	$5,900,058	$44,600,698	$31,703,932	$20,792,862	$16,931,196	$90,969,223	$62,813,542	$32,920,644	$13,370,470

Contracts in payout (annuitization) period:
Units owned by participants #	1,857	2,451	84,516	2,882	45,350	9,885	410,873	63,634	3,380	1,566
Minimum unit fair value #*	$13.955319	$19.123444	$1.107875	$2.452385	$2.488466	$1.623498	$1.188810	$1.937979	$17.335894	$16.913906
Maximum unit fair value #*	$14.425465	$19.123444	$1.813606	$3.760538	$2.664567	$9.528855	$1.264231	$2.178576	$19.111824	$18.545788
Contract liability	$26,601	$46,874	$110,509	$8,286	$118,388	$23,150	$503,680	$129,579	$61,444	$27,663

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Growth Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	39,858,915	3,672,676
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	5,339,537	—
class INIT	—	—	—	4,269,908	5,423,988	57,081,354	—	—	—	—
class S1	—	—	—	—	—	—	—	11,682,980	—	—
class S2	—	—	—	—	—	—	—	9,168,767	—	—
class SRV	—	—	—	—	—	780,475	1,799,756	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	46,955,433	96,064,855	6,007,242	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	46,955,433	96,064,855	6,007,242	4,269,908	5,423,988	57,861,829	1,799,756	20,851,747	45,198,452	3,672,676
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	12,768	241,965	148	382	629	16,145	86	25,893	56,980	1,482
Other assets	—	—	—	2	—	4	—	—	—	—
Total assets	46,968,201	96,306,820	6,007,390	4,270,292	5,424,617	57,877,978	1,799,842	20,877,640	45,255,432	3,674,158

Liabilities:
Due to Sponsor Company	12,768	241,965	148	382	629	16,145	86	25,893	56,980	1,482
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	2	—	—	—	—	—	—	—	—	—
Total liabilities	12,770	241,965	148	382	629	16,145	86	25,893	56,980	1,482

Net assets:
For contract liabilities	$46,955,431	$96,064,855	$6,007,242	$4,269,910	$5,423,988	$57,861,833	$1,799,756	$20,851,747	$45,198,452	$3,672,676

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	39,858,915	3,672,676
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	5,339,537	—
class INIT	—	—	—	4,269,910	5,423,988	57,081,357	—	—	—	—
class S1	—	—	—	—	—	—	—	11,682,978	—	—
class S2	—	—	—	—	—	—	—	9,168,769	—	—
class SRV	—	—	—	—	—	780,476	1,799,756	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	46,955,431	96,064,855	6,007,242	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$46,955,431	$96,064,855	$6,007,242	$4,269,910	$5,423,988	$57,861,833	$1,799,756	$20,851,747	$45,198,452	$3,672,676

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	3,888,674	492,977
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	522,460	—
class INIT	—	—	—	106,296	204,063	2,525,723	—	—	—	—
class S1	—	—	—	—	—	—	—	719,839	—	—
class S2	—	—	—	—	—	—	—	567,374	—	—
class SRV	—	—	—	—	—	35,062	99,324	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	4,215,030	2,982,454	515,201	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	4,215,030	2,982,454	515,201	106,296	204,063	2,560,785	99,324	1,287,213	4,411,134	492,977

Cost	$50,811,613	$87,594,823	$6,364,983	$2,906,727	$4,403,628	$51,237,570	$1,284,168	$19,300,606	$46,985,446	$3,980,211

Deferred contracts in the accumulation period:
Units owned by participants #	2,881,786	6,697,578	358,358	356,182	360,818	3,199,137	114,377	1,268,372	3,139,761	148,041
Minimum unit fair value #*	$14.574943	$11.692860	$15.037648	$2.291465	$1.938503	$1.764331	$15.443259	$13.018565	$1.455853	$2.291468
Maximum unit fair value #*	$18.641362	$19.462965	$19.397044	$25.169841	$20.642615	$19.546093	$15.810367	$21.037623	$17.007588	$29.187037
Contract liability	$46,827,645	$95,932,834	$6,007,242	$4,183,977	$5,300,997	$56,413,263	$1,799,756	$19,993,581	$42,993,736	$3,515,434

Contracts in payout (annuitization) period:
Units owned by participants #	7,700	8,859	—	5,998	8,155	82,971	—	55,015	171,161	9,691
Minimum unit fair value #*	$15.981150	$14.697764	$—	$11.266336	$14.608950	$1.764331	$—	$13.592158	$1.455853	$2.291468
Maximum unit fair value #*	$17.522954	$15.348920	$—	$17.095029	$15.526951	$19.546093	$—	$21.037623	$17.007588	$28.484723
Contract liability	$127,786	$132,021	$—	$85,933	$122,991	$1,448,570	$—	$858,166	$2,204,716	$157,242

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	4,396,117	55,691,340	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	14,712,010	22,164,482	7,615,369	—	—	—	—	4,604,790	9,116,642	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	19,984,983	—	—	23,649,340	—	—	—
class S2	—	—	—	8,848,803	—	—	25,275,116	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	5,836,323
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	10,918,699	11,577,205	—	—	—	—
class Y	—	—	—	—	3,009,239	22,300,661	—	—	—	—
Total investments	19,108,127	77,855,822	7,615,369	28,833,786	13,927,938	33,877,866	48,924,456	4,604,790	9,116,642	5,836,323
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	7,658	60,562	6,511	21,666	919	19,752	283,707	319	1,051	58,996
Other assets	2	—	1	—	2	—	—	—	—	—
Total assets	19,115,787	77,916,384	7,621,881	28,855,452	13,928,859	33,897,618	49,208,163	4,605,109	9,117,693	5,895,319

Liabilities:
Due to Sponsor Company	7,658	60,562	6,511	21,666	919	19,752	283,707	319	1,051	58,996
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	2	—	—	—	—	2	—	—	—
Total liabilities	7,658	60,564	6,511	21,666	919	19,752	283,709	319	1,051	58,996

Net assets:
For contract liabilities	$19,108,129	$77,855,820	$7,615,370	$28,833,786	$13,927,940	$33,877,866	$48,924,454	$4,604,790	$9,116,642	$5,836,323

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	4,396,117	55,691,338	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	14,712,012	22,164,482	7,615,370	—	—	—	—	4,604,790	9,116,642	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	19,984,983	—	—	23,649,339	—	—	—
class S2	—	—	—	8,848,803	—	—	25,275,115	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	5,836,323
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	10,918,700	11,577,206	—	—	—	—
class Y	—	—	—	—	3,009,240	22,300,660	—	—	—	—
Total contract liabilities	$19,108,129	$77,855,820	$7,615,370	$28,833,786	$13,927,940	$33,877,866	$48,924,454	$4,604,790	$9,116,642	$5,836,323

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	354,812	1,860,720	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	1,191,256	764,292	773,134	—	—	—	—	416,346	650,260	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	1,273,740	—	—	1,495,847	—	—	—
class S2	—	—	—	569,055	—	—	1,636,989	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	78,997
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	354,504	11,577,205	—	—	—	—
class Y	—	—	—	—	101,663	22,300,661	—	—	—	—
Total shares	1,546,068	2,625,012	773,134	1,842,795	456,167	33,877,866	3,132,836	416,346	650,260	78,997

Cost	$24,018,442	$70,361,855	$9,245,406	$29,561,933	$10,663,989	$33,877,866	$53,329,443	$6,656,108	$9,496,785	$5,122,583

Deferred contracts in the accumulation period:
Units owned by participants #	1,267,051	4,910,780	375,679	1,240,511	559,734	3,522,810	1,964,617	250,074	329,160	357,908
Minimum unit fair value #*	$2.342651	$14.597292	$18.002503	$2.238702	$2.489727	$0.990356	$2.509567	$16.778306	$21.123831	$14.318928
Maximum unit fair value #*	$20.604100	$15.271311	$25.561593	$29.466819	$52.777192	$12.675135	$60.738154	$22.561000	$30.257827	$26.338437
Contract liability	$18,992,476	$74,348,869	$7,613,067	$28,411,070	$13,754,385	$32,849,981	$47,509,292	$4,573,357	$9,046,171	$5,836,323

Contracts in payout (annuitization) period:
Units owned by participants #	7,052	230,491	117	37,266	9,217	308,634	71,409	1,660	2,403	—
Minimum unit fair value #*	$14.305183	$14.987281	$19.632585	$2.238702	$2.541568	$0.990356	$2.509567	$18.431807	$29.129798	$—
Maximum unit fair value #*	$20.604100	$15.271311	$19.632585	$28.757700	$52.777192	$12.675135	$60.738154	$19.093019	$30.257827	$—
Contract liability	$115,653	$3,506,951	$2,303	$422,716	$173,555	$1,027,885	$1,415,162	$31,433	$70,471	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Investors Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	27,673,115	7,647,797	4,028,459	12,127,634	36,360,005	20,517,706
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	33,140,542	115,697,933	7,805,346	50,904,345	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	33,140,542	115,697,933	7,805,346	50,904,345	27,673,115	7,647,797	4,028,459	12,127,634	36,360,005	20,517,706
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4,627	281,896	1,486	12,315	29,511	406	510	10,668	7,383	1,073
Other assets	1	—	2	1	—	1	—	1	3	2
Total assets	33,145,170	115,979,829	7,806,834	50,916,661	27,702,626	7,648,204	4,028,969	12,138,303	36,367,391	20,518,781

Liabilities:
Due to Sponsor Company	4,627	281,896	1,486	12,315	29,511	406	510	10,668	7,383	1,073
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	1	—	—	2	—	—	—	—	—
Total liabilities	4,627	281,897	1,486	12,315	29,513	406	510	10,668	7,383	1,073

Net assets:
For contract liabilities	$33,140,543	$115,697,932	$7,805,348	$50,904,346	$27,673,113	$7,647,798	$4,028,459	$12,127,635	$36,360,008	$20,517,708

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	27,673,113	7,647,798	4,028,459	12,127,635	36,360,008	20,517,708
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	33,140,543	115,697,932	7,805,348	50,904,346	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$33,140,543	$115,697,932	$7,805,348	$50,904,346	$27,673,113	$7,647,798	$4,028,459	$12,127,635	$36,360,008	$20,517,708

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	4,449,054	444,381	169,762	1,268,581	2,781,944	1,226,402
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	604,754	3,077,891	269,336	2,418,259	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	604,754	3,077,891	269,336	2,418,259	4,449,054	444,381	169,762	1,268,581	2,781,944	1,226,402

Cost	$27,548,094	$108,391,399	$6,466,249	$49,349,037	$32,878,436	$7,283,949	$4,153,278	$12,638,871	$43,002,604	$14,685,399

Deferred contracts in the accumulation period:
Units owned by participants #	2,003,424	6,512,804	472,567	2,664,931	1,462,784	248,956	125,196	1,668,163	2,361,517	1,585,372
Minimum unit fair value #*	$14.895927	$12.114512	$13.839165	$17.021847	$12.695097	$14.282133	$13.133863	$6.662174	$7.856100	$9.134165
Maximum unit fair value #*	$25.134099	$22.997699	$22.757229	$27.757108	$24.548990	$55.794783	$75.350417	$14.165716	$23.370571	$22.898441
Contract liability	$33,033,183	$115,516,098	$7,794,037	$50,731,989	$27,660,878	$7,575,325	$4,028,459	$12,127,635	$36,185,924	$20,498,850

Contracts in payout (annuitization) period:
Units owned by participants #	6,465	9,969	674	8,997	556	1,318	—	—	8,019	1,286
Minimum unit fair value #*	$16.244986	$17.366508	$16.778441	$18.563258	$22.016567	$53.152803	$—	$—	$20.958612	$14.160021
Maximum unit fair value #*	$17.056859	$19.042232	$16.778441	$19.490917	$22.016567	$55.794783	$—	$—	$22.263503	$15.041458
Contract liability	$107,360	$181,834	$11,311	$172,357	$12,235	$72,473	$—	$—	$174,084	$18,858

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	425,124
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	15,692,290	25,595,406	5,208,165	3,327,947	15,485,758	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	7,968,077	—	—	—	—
class S2	—	—	—	—	—	52,118,117	60,874,593	1,006,771	870,223	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	15,692,290	25,595,406	5,208,165	3,327,947	15,485,758	60,086,194	60,874,593	1,006,771	870,223	425,124
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	13,419	6,100	252	191	25,677	89,759	12,857	57	49	21
Other assets	—	1	1	—	1	2	—	—	—	—
Total assets	15,705,709	25,601,507	5,208,418	3,328,138	15,511,436	60,175,955	60,887,450	1,006,828	870,272	425,145

Liabilities:
Due to Sponsor Company	13,419	6,100	252	191	25,677	89,759	12,857	57	49	21
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	1	—	—	2	1	—	—
Total liabilities	13,420	6,100	252	192	25,677	89,759	12,859	58	49	21

Net assets:
For contract liabilities	$15,692,289	$25,595,407	$5,208,166	$3,327,946	$15,485,759	$60,086,196	$60,874,591	$1,006,770	$870,223	$425,124

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	425,124
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	15,692,289	25,595,407	5,208,166	3,327,946	15,485,759	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	7,968,077	—	—	—	—
class S2	—	—	—	—	—	52,118,119	60,874,591	1,006,770	870,223	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$15,692,289	$25,595,407	$5,208,166	$3,327,946	$15,485,759	$60,086,196	$60,874,591	$1,006,770	$870,223	$425,124

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	23,017
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	463,994	1,829,550	531,445	76,120	718,597	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	406,535	—	—	—	—
class S2	—	—	—	—	—	2,663,163	3,476,562	18,026	163,269	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	463,994	1,829,550	531,445	76,120	718,597	3,069,698	3,476,562	18,026	163,269	23,017

Cost	$12,437,085	$34,549,807	$5,531,906	$3,113,241	$10,874,023	$60,278,776	$47,419,552	$547,576	$792,191	$327,659

Deferred contracts in the accumulation period:
Units owned by participants #	793,029	874,097	351,144	126,118	646,677	2,901,194	2,788,957	45,198	45,927	224,584
Minimum unit fair value #*	$18.484578	$22.802738	$12.528314	$8.070323	$21.864636	$2.016563	$19.453697	$20.082125	$17.516771	$1.766205
Maximum unit fair value #*	$20.460308	$34.338316	$19.385907	$95.125345	$25.020101	$24.276966	$23.859636	$27.992131	$25.739643	$2.063474
Contract liability	$15,692,289	$25,491,249	$5,206,326	$3,327,946	$15,427,378	$59,286,351	$60,457,110	$980,329	$870,223	$425,124

Contracts in payout (annuitization) period:
Units owned by participants #	—	3,268	126	—	2,389	35,275	18,710	1,161	—	—
Minimum unit fair value #*	$—	$30.794784	$14.410184	$—	$23.555811	$21.940777	$21.507215	$22.771582	$—	$—
Maximum unit fair value #*	$—	$32.711913	$15.307164	$—	$25.020101	$23.713349	$23.859636	$22.771582	$—	$—
Contract liability	$—	$104,158	$1,840	$—	$58,381	$799,845	$417,481	$26,441	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(7) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2015

	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund
	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	1,085,933	1,051,326	33,210	1,257,780	207,161	57,354	64,516	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	9,616,675	—	—
class IA	—	—	—	—	—	—	—	—	14,196,370	—
class IB	—	—	—	—	—	—	—	—	—	4,646,223
class II	—	—	—	—	—	—	—	4,469,326	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total investments	1,085,933	1,051,326	33,210	1,257,780	207,161	57,354	64,516	14,086,001	14,196,370	4,646,223
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	47	41	1	56	8	3	2	29,861	774	178
Other assets	2	—	—	1	—	—	—	—	—	1
Total assets	1,085,982	1,051,367	33,211	1,257,837	207,169	57,357	64,518	14,115,862	14,197,144	4,646,402

Liabilities:
Due to Sponsor Company	47	41	1	56	8	3	2	29,861	774	178
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	2	—	—	—	—	—	—	1	—
Total liabilities	47	43	1	56	8	3	2	29,861	775	178

Net assets:
For contract liabilities	$1,085,935	$1,051,324	$33,210	$1,257,781	$207,161	$57,354	$64,516	$14,086,001	$14,196,369	$4,646,224

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	1,085,935	1,051,324	33,210	1,257,781	207,161	57,354	64,516	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	9,616,675	—	—
class IA	—	—	—	—	—	—	—	—	14,196,369	—
class IB	—	—	—	—	—	—	—	—	—	4,646,224
class II	—	—	—	—	—	—	—	4,469,326	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,085,935	$1,051,324	$33,210	$1,257,781	$207,161	$57,354	$64,516	$14,086,001	$14,196,369	$4,646,224

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	104,517	60,213	6,862	146,937	7,971	5,770	2,576	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,358,287	—	—
class IA	—	—	—	—	—	—	—	—	346,930	—
class IB	—	—	—	—	—	—	—	—	—	494,279
class II	—	—	—	—	—	—	—	633,947	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—	—	—	—
Total shares	104,517	60,213	6,862	146,937	7,971	5,770	2,576	1,992,234	346,930	494,279

Cost	$1,068,526	$789,084	$32,923	$1,349,710	$179,093	$67,187	$59,074	$16,967,954	$13,202,179	$4,741,655

Deferred contracts in the accumulation period:
Units owned by participants #	690,035	586,396	2,558	530,010	8,511	4,227	3,381	1,330,630	5,536,098	413,861
Minimum unit fair value #*	$1.429174	$1.589437	$12.758424	$2.084147	$22.664889	$13.236197	$17.522705	$9.506934	$1.556988	$11.023460
Maximum unit fair value #*	$12.494707	$1.857041	$13.115614	$26.079003	$25.061863	$14.636205	$19.376182	$9.798603	$23.610334	$11.280000
Contract liability	$1,085,935	$1,051,324	$33,210	$1,256,960	$207,161	$57,354	$64,516	$12,955,505	$14,169,938	$4,646,224

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	359	—	—	—	115,921	8,794	—
Minimum unit fair value #*	$—	$—	$—	$2.288070	$—	$—	$—	$9.662542	$1.707028	$—
Maximum unit fair value #*	$—	$—	$—	$2.288070	$—	$—	$—	$9.798603	$7.776048	$—
Contract liability	$—	$—	$—	$821	$—	$—	$—	$1,130,496	$26,431	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(8) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(9) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(10) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(11) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(12) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(13) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2015

	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (15)(16)	Sub-Account (17)(18)

Assets:
Investments, at market value
class 1	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	293,151	857,119	3,707,499	2,215,259	2,902,992	—	—
class II	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	2,705,764	2,193,511
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—
Total investments	293,151	857,119	3,707,499	2,215,259	2,902,992	2,705,764	2,193,511
Due from Sponsor Company	—	—	—	—	—	—	—
Receivable for fund shares sold	9	25	143	67	107	284	117
Other assets	—	—	1	—	—	1	—
Total assets	293,160	857,144	3,707,643	2,215,326	2,903,099	2,706,049	2,193,628

Liabilities:
Due to Sponsor Company	9	25	143	67	107	284	117
Payable for fund shares purchased	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—
Total liabilities	9	25	143	67	107	284	117

Net assets:
For contract liabilities	$293,151	$857,119	$3,707,500	$2,215,259	$2,902,992	$2,705,765	$2,193,511

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	293,151	857,119	3,707,500	2,215,259	2,902,992	—	—
class II	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	2,705,765	2,193,511
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—
Total contract liabilities	$293,151	$857,119	$3,707,500	$2,215,259	$2,902,992	$2,705,765	$2,193,511

Shares:
class 1	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	38,022	113,526	377,162	224,671	396,043	—	—
class II	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	127,151	133,914
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—
class X	—	—	—	—	—	—	—
class Y	—	—	—	—	—	—	—
Total shares	38,022	113,526	377,162	224,671	396,043	127,151	133,914

Cost	$263,938	$820,567	$3,326,774	$2,118,276	$3,026,069	$2,999,458	$2,362,820

Deferred contracts in the accumulation period:
Units owned by participants #	20,237	75,324	247,733	149,462	299,951	266,913	215,638
Minimum unit fair value #*	$14.221597	$11.184490	$14.697608	$14.581402	$9.505775	$10.056755	$10.020765
Maximum unit fair value #*	$14.552626	$11.444872	$15.039710	$14.920836	$9.727120	$10.200852	$10.155009
Contract liability	$293,151	$857,119	$3,707,500	$2,215,259	$2,902,992	$2,705,765	$2,179,236

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	1,407
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$10.145689
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$10.155009
Contract liability	$—	$—	$—	$—	$—	$—	$14,275

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(15) Funded as of March 27, 2015.
(16) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(17) Funded as of March 27, 2015.
(18) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$611,393	$1,527,152	$95,139	$726,672	$3,043	$167,089	$460,575	$12,258	$828,386	$3,215

Expenses:
Administrative charges	(59,642)	(139,782)	(35,896)	(76,192)	—	—	—	—	—	—
Mortality and expense risk charges	(439,345)	(1,071,035)	(266,120)	(581,446)	(87,892)	(193,790)	(167,126)	(10,382)	(789,707)	(431,011)
Total expenses	(498,987)	(1,210,817)	(302,016)	(657,638)	(87,892)	(193,790)	(167,126)	(10,382)	(789,707)	(431,011)
Net investment income (loss)	112,406	316,335	(206,877)	69,034	(84,849)	(26,701)	293,449	1,876	38,679	(427,796)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(293,838)	(5,604,533)	370,102	1,332,467	(47,265)	(27,733)	89,584	71,150	3,675,025	—
Net realized gain distributions	2,792,047	—	2,927,082	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,605,813)	6,870,647	(4,349,242)	(4,764,074)	(12,572)	(125,121)	(772,044)	(101,857)	(3,344,931)	—
Net gain (loss) on investments	(107,604)	1,266,114	(1,052,058)	(3,431,607)	(59,837)	(152,854)	(682,460)	(30,707)	330,094	—
Net increase (decrease) in net assets resulting from operations	$4,802	$1,582,449	$(1,258,935)	$(3,362,573)	$(144,686)	$(179,555)	$(389,011)	$(28,831)	$368,773	$(427,796)

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$260,712	$819,627	$1,605,513	$577,693	$—	$—	$1,409,688	$6,632	$1,768,549	$155,014

Expenses:
Administrative charges	(32,754)	(171,369)	(159,424)	(47,287)	(15,767)	—	(98,411)	(40,379)	(452,494)	(120,441)
Mortality and expense risk charges	(480,647)	(2,662,186)	(2,374,201)	(747,879)	(253,742)	(28,895)	(738,949)	(320,454)	(3,180,707)	(933,930)
Total expenses	(513,401)	(2,833,555)	(2,533,625)	(795,166)	(269,509)	(28,895)	(837,360)	(360,833)	(3,633,201)	(1,054,371)
Net investment income (loss)	(252,689)	(2,013,928)	(928,112)	(217,473)	(269,509)	(28,895)	572,328	(354,201)	(1,864,652)	(899,357)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,808,907	8,987,584	8,091,095	2,366,157	1,290,256	64,678	(1,326,093)	2,336,912	5,256,154	399,903
Net realized gain distributions	2,579,783	29,801,243	18,999,841	2,303,093	1,050,598	317,364	5,227,458	727,955	22,717,391	8,654,379
Change in unrealized appreciation (depreciation) during the period	(2,826,637)	(29,824,824)	(26,470,522)	(6,661,505)	(2,198,742)	(350,319)	(7,341,163)	(1,535,484)	(27,707,858)	(9,703,657)
Net gain (loss) on investments	1,562,053	8,964,003	620,414	(1,992,255)	142,112	31,723	(3,439,798)	1,529,383	265,687	(649,375)
Net increase (decrease) in net assets resulting from operations	$1,309,364	$6,950,075	$(307,698)	$(2,209,728)	$(127,397)	$2,828	$(2,867,470)	$1,175,182	$(1,598,965)	$(1,548,732)

(6) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$55,175	$33,049	$186,276	$—	$4,344	$2,970,163	$1,332,570	$150,385	$323,822	$11,967

Expenses:
Administrative charges	(12,295)	—	—	(22,216)	—	(52,588)	(49,717)	(7,346)	(14,264)	—
Mortality and expense risk charges	(105,431)	(109,052)	(42,047)	(340,967)	(8,309)	(840,448)	(818,787)	(123,109)	(216,788)	(5,102)
Total expenses	(117,726)	(109,052)	(42,047)	(363,183)	(8,309)	(893,036)	(868,504)	(130,455)	(231,052)	(5,102)
Net investment income (loss)	(62,551)	(76,003)	144,229	(363,183)	(3,965)	2,077,127	464,066	19,930	92,770	6,865

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	601,485	310,300	192,052	313,652	52,720	(627,729)	3,116,630	6,044	566,044	8,590
Net realized gain distributions	5,774	430,649	—	4,412,158	118,876	762,018	2,948,046	828,143	—	25,705
Change in unrealized appreciation (depreciation) during the period	(799,887)	(682,350)	(642,378)	(5,040,541)	(234,207)	(4,581,447)	(9,434,644)	(2,255,396)	(1,616,350)	(63,261)
Net gain (loss) on investments	(192,628)	58,599	(450,326)	(314,731)	(62,611)	(4,447,158)	(3,369,968)	(1,421,209)	(1,050,306)	(28,966)
Net increase (decrease) in net assets resulting from operations	$(255,179)	$(17,404)	$(306,097)	$(677,914)	$(66,576)	$(2,370,031)	$(2,905,902)	$(1,401,279)	$(957,536)	$(22,101)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$116,909	$683,681	$16,374,066	$700,283	$4,261,779	$60,555	$1,145,038	$127,663	$2,243,001	$1,639,845

Expenses:
Administrative charges	—	(72,489)	(1,038,924)	—	(460,253)	(19,912)	(299,244)	(179,495)	(65,936)	(219,611)
Mortality and expense risk charges	(16,339)	(551,684)	(6,877,878)	(1,279,366)	(3,351,351)	(170,961)	(2,248,261)	(1,404,585)	(512,885)	(1,593,042)
Total expenses	(16,339)	(624,173)	(7,916,802)	(1,279,366)	(3,811,604)	(190,873)	(2,547,505)	(1,584,080)	(578,821)	(1,812,653)
Net investment income (loss)	100,570	59,508	8,457,264	(579,083)	450,175	(130,318)	(1,402,467)	(1,456,417)	1,664,180	(172,808)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(17,513)	1,485,275	(324,851)	3,997,571	4,320,257	466,283	13,108,375	3,157,307	(659,694)	1,982,967
Net realized gain distributions	7,718	—	12,795,618	15,355,366	33,896,998	522,278	46,747,659	20,086,631	—	—
Change in unrealized appreciation (depreciation) during the period	(172,209)	(2,052,281)	(31,182,326)	(18,704,487)	(45,051,977)	(194,193)	(50,427,227)	(11,815,851)	(2,795,462)	(289,666)
Net gain (loss) on investments	(182,004)	(567,006)	(18,711,559)	648,450	(6,834,722)	794,368	9,428,807	11,428,087	(3,455,156)	1,693,301
Net increase (decrease) in net assets resulting from operations	$(81,434)	$(507,498)	$(10,254,295)	$69,367	$(6,384,547)	$664,050	$8,026,340	$9,971,670	$(1,790,976)	$1,520,493

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$95,298	$40,282	$156,024	$—	$18,331	$308,234	$1,747,194	$1,054,891	$406,553	$252,493

Expenses:
Administrative charges	—	—	(98,682)	—	(44,437)	(37,411)	(191,047)	(140,556)	(71,911)	(29,102)
Mortality and expense risk charges	(135,389)	(116,428)	(699,503)	(589,278)	(356,260)	(265,900)	(1,423,134)	(957,847)	(437,528)	(175,610)
Total expenses	(135,389)	(116,428)	(798,185)	(589,278)	(400,697)	(303,311)	(1,614,181)	(1,098,403)	(509,439)	(204,712)
Net investment income (loss)	(40,091)	(76,146)	(642,161)	(589,278)	(382,366)	4,923	133,013	(43,512)	(102,886)	47,781

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(81,449)	197,950	33,083	585,522	724,216	1,436,543	(1,146,651)	5,324,153	(247,190)	(54,886)
Net realized gain distributions	1,241,768	972,104	4,792	6,654,181	2,434,820	—	—	2,247,855	2,876,179	1,264,389
Change in unrealized appreciation (depreciation) during the period	(1,553,911)	(1,220,303)	(106,371)	(9,701,530)	(3,111,859)	(1,203,987)	1,067,151	(10,561,080)	(4,145,390)	(1,785,841)
Net gain (loss) on investments	(393,592)	(50,249)	(68,496)	(2,461,827)	47,177	232,556	(79,500)	(2,989,072)	(1,516,401)	(576,338)
Net increase (decrease) in net assets resulting from operations	$(433,683)	$(126,395)	$(710,657)	$(3,051,105)	$(335,189)	$237,479	$53,513	$(3,032,584)	$(1,619,287)	$(528,557)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,985,452	$1,235,427	$48,721	$28,568	$6,730	$21,359	$53,555	$1,630,198	$41,192	$569,449

Expenses:
Administrative charges	(105,536)	(212,418)	(13,516)	(881)	(5,645)	(827)	(7,139)	(76,186)	—	(12,186)
Mortality and expense risk charges	(738,791)	(1,363,165)	(90,144)	(13,366)	(77,524)	(10,885)	(115,498)	(1,163,670)	(21,947)	(379,973)
Total expenses	(844,327)	(1,575,583)	(103,660)	(14,247)	(83,169)	(11,712)	(122,637)	(1,239,856)	(21,947)	(392,159)
Net investment income (loss)	1,141,125	(340,156)	(54,939)	14,321	(76,439)	9,647	(69,082)	390,342	19,245	177,290

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	12,438	4,699,906	189,337	900,377	345,258	464,119	636,076	2,693,324	204,251	797,746
Net realized gain distributions	347,582	5,288,605	1,030,601	151,987	234,209	224,695	629,818	2,322,513	116,123	2,072,965
Change in unrealized appreciation (depreciation) during the period	(2,755,693)	(14,000,221)	(1,330,521)	(1,007,347)	(267,468)	(675,201)	(1,285,414)	(6,797,458)	(373,919)	(3,982,461)
Net gain (loss) on investments	(2,395,673)	(4,011,710)	(110,583)	45,017	311,999	13,613	(19,520)	(1,781,621)	(53,545)	(1,111,750)
Net increase (decrease) in net assets resulting from operations	$(1,254,548)	$(4,351,866)	$(165,522)	$59,338	$235,560	$23,260	$(88,602)	$(1,391,279)	$(34,300)	$(934,460)

(7) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(8) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,662,132	$221,414	$180,202	$—	$—	$71,603	$—	$3,677	$689,293	$—

Expenses:
Administrative charges	(56,700)	(4,852)	(39,385)	—	(18,224)	(51,115)	(23,026)	(48,021)	(74,145)	—
Mortality and expense risk charges	(865,315)	(74,868)	(378,882)	(1,280,277)	(127,413)	(547,018)	(225,467)	(613,260)	(888,242)	(113,846)
Total expenses	(922,015)	(79,720)	(418,267)	(1,280,277)	(145,637)	(598,133)	(248,493)	(661,281)	(962,387)	(113,846)
Net investment income (loss)	740,117	141,694	(238,065)	(1,280,277)	(145,637)	(526,530)	(248,493)	(657,604)	(273,094)	(113,846)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(149,803)	(42,818)	(986,778)	2,354,935	(251,014)	1,180,106	1,346,491	—	509,609	(188,711)
Net realized gain distributions	—	—	—	10,952,917	1,650,875	4,068,431	3,258,037	—	8,720,341	1,419,489
Change in unrealized appreciation (depreciation) during the period	(1,784,251)	(208,503)	(1,450,931)	(3,689,152)	(1,904,315)	(8,191,018)	(5,543,902)	—	(11,314,381)	(1,710,316)
Net gain (loss) on investments	(1,934,054)	(251,321)	(2,437,709)	9,618,700	(504,454)	(2,942,481)	(939,374)	—	(2,084,431)	(479,538)
Net increase (decrease) in net assets resulting from operations	$(1,193,937)	$(109,627)	$(2,675,774)	$8,338,423	$(650,091)	$(3,469,011)	$(1,187,867)	$(657,604)	$(2,357,525)	$(593,384)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$202,869	$—	$—	$1,388,094	$56,990	$378,591	$3,127,734	$213,078	$109,363	$176,599

Expenses:
Administrative charges	(10,456)	(9,934)	(70,842)	(253,660)	(12,066)	(109,492)	(52,855)	(17,044)	(10,004)	—
Mortality and expense risk charges	(196,025)	(74,720)	(536,657)	(1,730,962)	(111,086)	(861,253)	(441,624)	(122,974)	(77,288)	(181,865)
Total expenses	(206,481)	(84,654)	(607,499)	(1,984,622)	(123,152)	(970,745)	(494,479)	(140,018)	(87,292)	(181,865)
Net investment income (loss)	(3,612)	(84,654)	(607,499)	(596,528)	(66,162)	(592,154)	2,633,255	73,060	22,071	(5,266)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	126,633	430,988	3,258,650	4,955,222	568,124	3,454,735	(1,584,715)	382,766	104,945	61,275
Net realized gain distributions	1,533,746	466,378	6,610,676	8,551,168	1,333,131	8,769,101	—	919,310	—	—
Change in unrealized appreciation (depreciation) during the period	(1,256,430)	(597,874)	(8,489,630)	(8,577,670)	(1,674,589)	(15,754,117)	(2,257,311)	(1,449,373)	(566,240)	(335,139)
Net gain (loss) on investments	403,949	299,492	1,379,696	4,928,720	226,666	(3,530,281)	(3,842,026)	(147,297)	(461,295)	(273,864)
Net increase (decrease) in net assets resulting from operations	$400,337	$214,838	$772,197	$4,332,192	$160,504	$(4,122,435)	$(1,208,771)	$(74,237)	$(439,224)	$(279,130)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$523,929	$294,139	$86,042	$261,722	$112,767	$49,396	$294,212	$1,718,123	$1,138,550	$—

Expenses:
Administrative charges	(80,914)	(46,051)	—	(55,718)	(12,105)	(8,223)	—	(106,763)	(112,595)	(1,243)
Mortality and expense risk charges	(622,038)	(332,047)	(239,703)	(448,045)	(82,290)	(58,674)	(249,532)	(1,004,034)	(1,114,076)	(23,068)
Total expenses	(702,952)	(378,098)	(239,703)	(503,763)	(94,395)	(66,897)	(249,532)	(1,110,797)	(1,226,671)	(24,311)
Net investment income (loss)	(179,023)	(83,959)	(153,661)	(242,041)	18,372	(17,501)	44,680	607,326	(88,121)	(24,311)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,421,572)	2,412,078	964,497	(2,468,752)	(3,296)	191,383	1,636,508	2,546,148	5,068,019	180,094
Net realized gain distributions	—	—	204,983	3,480,707	—	675,245	—	9,891,060	188,031	6,152
Change in unrealized appreciation (depreciation) during the period	1,661,059	(3,105,059)	(1,185,034)	(2,395,375)	(143,643)	(1,155,432)	(2,381,922)	(16,172,490)	(10,512,039)	(133,415)
Net gain (loss) on investments	239,487	(692,981)	(15,554)	(1,383,420)	(146,939)	(288,804)	(745,414)	(3,735,282)	(5,255,989)	52,831
Net increase (decrease) in net assets resulting from operations	$60,464	$(776,940)	$(169,215)	$(1,625,461)	$(128,567)	$(306,305)	$(700,734)	$(3,127,956)	$(5,344,110)	$28,520

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio
	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account

Investment income:
Dividends	$—	$4,193	$17,104	$9,751	$1,360	$—	$—	$188	$216	$294,989

Expenses:
Administrative charges	—	(818)	(2,641)	(2,343)	—	(2,923)	—	—	—	—
Mortality and expense risk charges	(19,918)	(6,573)	(18,991)	(14,199)	(938)	(19,443)	(3,611)	(1,367)	(2,412)	(269,323)
Total expenses	(19,918)	(7,391)	(21,632)	(16,542)	(938)	(22,366)	(3,611)	(1,367)	(2,412)	(269,323)
Net investment income (loss)	(19,918)	(3,198)	(4,528)	(6,791)	422	(22,366)	(3,611)	(1,179)	(2,196)	25,666

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	75,345	11,945	12,526	153,277	5,175	50,747	66,954	(3,592)	47,669	(32,526)
Net realized gain distributions	73,026	—	—	161,746	—	174,753	33,877	—	17,307	1,793,502
Change in unrealized appreciation (depreciation) during the period	(140,102)	(11,367)	(23,149)	(327,316)	974	(224,560)	(101,010)	(5,162)	(61,256)	(4,424,443)
Net gain (loss) on investments	8,269	578	(10,623)	(12,293)	6,149	940	(179)	(8,754)	3,720	(2,663,467)
Net increase (decrease) in net assets resulting from operations	$(11,649)	$(2,620)	$(15,151)	$(19,084)	$6,571	$(21,426)	$(3,790)	$(9,933)	$1,524	$(2,637,801)

(9) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(10) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(11) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(12) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(13) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)(18)	Sub-Account (19)(20)

Investment income:
Dividends	$54,119	$99,469	$3,091	$—	$37,516	$26,175	$41,895	$15,664	$11,211

Expenses:
Administrative charges	(18,817)	(8,978)	(648)	(1,539)	(6,876)	(3,704)	(5,435)	—	—
Mortality and expense risk charges	(255,644)	(49,071)	(3,372)	(9,085)	(38,230)	(23,321)	(32,362)	(43,548)	(34,392)
Total expenses	(274,461)	(58,049)	(4,020)	(10,624)	(45,106)	(27,025)	(37,797)	(43,548)	(34,392)
Net investment income (loss)	(220,342)	41,420	(929)	(10,624)	(7,590)	(850)	4,098	(27,884)	(23,181)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	616,476	(10,883)	13,956	27,546	139,614	37,079	23,497	(7,677)	(554)
Net realized gain distributions	180,960	13,330	3,154	11,637	94,966	62,081	24,346	215,575	131,666
Change in unrealized appreciation (depreciation) during the period	(562,121)	(101,524)	4,972	(26,986)	12,750	(92,742)	(229,090)	(293,694)	(169,309)
Net gain (loss) on investments	235,315	(99,077)	22,082	12,197	247,330	6,418	(181,247)	(85,796)	(38,197)
Net increase (decrease) in net assets resulting from operations	$14,973	$(57,657)	$21,153	$1,573	$239,740	$5,568	$(177,149)	$(113,680)	$(61,378)

(17) Funded as of March 27, 2015.
(18) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(19) Funded as of March 27, 2015.
(20) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2015

	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$112,406	$316,335	$(206,877)	$69,034	$(84,849)	$(26,701)	$293,449	$1,876	$38,679	$(427,796)
Net realized gain (loss) on security transactions	(293,838)	(5,604,533)	370,102	1,332,467	(47,265)	(27,733)	89,584	71,150	3,675,025	—
Net realized gain distributions	2,792,047	—	2,927,082	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(2,605,813)	6,870,647	(4,349,242)	(4,764,074)	(12,572)	(125,121)	(772,044)	(101,857)	(3,344,931)	—
Net increase (decrease) in net assets resulting from operations	4,802	1,582,449	(1,258,935)	(3,362,573)	(144,686)	(179,555)	(389,011)	(28,831)	368,773	(427,796)

Unit transactions:
Purchases	66,602	451,508	98,992	250,702	7,311	8,806	1,737	3,000	145,885	375,933
Net transfers	548,158	1,008,232	(690,564)	437,661	(176,765)	311,016	(349,216)	29,147	(98,540)	33,049,472
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(9,412,626)	(14,218,557)	(2,693,506)	(8,022,391)	(1,132,011)	(2,023,414)	(1,336,606)	(164,136)	(6,456,508)	(33,530,045)
Other transactions	2,952	1,885	3,563	1,729	(3)	(121)	(60)	—	(350)	8,006
Death benefits	(854,329)	(1,847,920)	(185,243)	(1,170,413)	(44,804)	(149,274)	(217,769)	(7,456)	(2,452,251)	(1,402,748)
Net annuity transactions	35,992	206,299	—	119,268	—	71,964	(3,434)	—	(341,749)	—
Net increase (decrease) in net assets resulting from unit transactions	(9,613,251)	(14,398,553)	(3,466,758)	(8,383,444)	(1,346,272)	(1,781,023)	(1,905,348)	(139,445)	(9,203,513)	(1,499,382)
Net increase (decrease) in net assets	(9,608,449)	(12,816,104)	(4,725,693)	(11,746,017)	(1,490,958)	(1,960,578)	(2,294,359)	(168,276)	(8,834,740)	(1,927,178)

Net assets:
Beginning of period	36,867,263	77,052,934	21,105,703	45,651,120	6,004,419	10,109,799	10,125,602	1,055,574	56,131,603	31,831,772
End of period	$27,258,814	$64,236,830	$16,380,010	$33,905,103	$4,513,461	$8,149,221	$7,831,243	$887,298	$47,296,863	$29,904,594

(1) Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio. Change effective May 1, 2015.
(2) Formerly AllianceBernstein VPS International Value Portfolio. Change effective May 1, 2015.
(3) Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio. Change effective May 1, 2015.
(4) Formerly AllianceBernstein VPS Value Portfolio. Change effective May 1, 2015.
(5) Formerly AllianceBernstein VPS International Growth Portfolio. Change effective May 1, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(252,689)	$(2,013,928)	$(928,112)	$(217,473)	$(269,509)	$(28,895)	$572,328	$(354,201)	$(1,864,652)	$(899,357)
Net realized gain (loss) on security transactions	1,808,907	8,987,584	8,091,095	2,366,157	1,290,256	64,678	(1,326,093)	2,336,912	5,256,154	399,903
Net realized gain distributions	2,579,783	29,801,243	18,999,841	2,303,093	1,050,598	317,364	5,227,458	727,955	22,717,391	8,654,379
Change in unrealized appreciation (depreciation) during the period	(2,826,637)	(29,824,824)	(26,470,522)	(6,661,505)	(2,198,742)	(350,319)	(7,341,163)	(1,535,484)	(27,707,858)	(9,703,657)
Net increase (decrease) in net assets resulting from operations	1,309,364	6,950,075	(307,698)	(2,209,728)	(127,397)	2,828	(2,867,470)	1,175,182	(1,598,965)	(1,548,732)

Unit transactions:
Purchases	134,757	653,416	633,294	120,389	3,777	2,399	230,893	152,778	1,352,664	280,130
Net transfers	464,710	(3,372,175)	(3,144,227)	228,796	(18,735)	51,234	(121,589)	(134,139)	(3,922,243)	(450,573)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,427,050)	(18,756,885)	(17,739,358)	(6,438,140)	(1,759,949)	(465,679)	(10,517,951)	(4,038,745)	(42,958,280)	(12,883,986)
Other transactions	361	2,119	(1,589)	(984)	(1,572)	1	6,607	385	40,376	11,117
Death benefits	(462,187)	(3,652,895)	(3,313,745)	(831,572)	(361,557)	(48,136)	(1,045,174)	(314,135)	(4,979,801)	(1,112,816)
Net annuity transactions	956	177,296	82,864	165,377	92,664	(659)	156,758	64,272	220,056	27,741
Net increase (decrease) in net assets resulting from unit transactions	(3,288,453)	(24,949,124)	(23,482,761)	(6,756,134)	(2,045,372)	(460,840)	(11,290,456)	(4,269,584)	(50,247,228)	(14,128,387)
Net increase (decrease) in net assets	(1,979,089)	(17,999,049)	(23,790,459)	(8,965,862)	(2,172,769)	(458,012)	(14,157,926)	(3,094,402)	(51,846,193)	(15,677,119)

Net assets:
Beginning of period	26,953,602	150,790,094	140,792,471	43,919,637	14,059,524	2,050,396	58,306,105	23,399,351	260,873,296	73,279,424
End of period	$24,974,513	$132,791,045	$117,002,012	$34,953,775	$11,886,755	$1,592,384	$44,148,179	$20,304,949	$209,027,103	$57,602,305

(6) Formerly Wells Fargo Advantage VT Omega Growth Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(62,551)	$(76,003)	$144,229	$(363,183)	$(3,965)	$2,077,127	$464,066	$19,930	$92,770	$6,865
Net realized gain (loss) on security transactions	601,485	310,300	192,052	313,652	52,720	(627,729)	3,116,630	6,044	566,044	8,590
Net realized gain distributions	5,774	430,649	—	4,412,158	118,876	762,018	2,948,046	828,143	—	25,705
Change in unrealized appreciation (depreciation) during the period	(799,887)	(682,350)	(642,378)	(5,040,541)	(234,207)	(4,581,447)	(9,434,644)	(2,255,396)	(1,616,350)	(63,261)
Net increase (decrease) in net assets resulting from operations	(255,179)	(17,404)	(306,097)	(677,914)	(66,576)	(2,370,031)	(2,905,902)	(1,401,279)	(957,536)	(22,101)

Unit transactions:
Purchases	13,933	23,274	3,078	28,393	2,000	62,042	166,696	2,400	31,164	2,778
Net transfers	(468,219)	(1,271,729)	(345,147)	(259,408)	(54,540)	(1,248,749)	(1,803,881)	(75,621)	(543,434)	(7,651)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,417,380)	(954,900)	(1,106,390)	(2,383,246)	(158,029)	(7,780,572)	(5,554,662)	(842,894)	(1,643,873)	(60,077)
Other transactions	168	1,591	(23)	215	—	(1,026)	3,065	209	(188)	—
Death benefits	(56,709)	(73,115)	(31,506)	(281,740)	(2,941)	(1,312,031)	(1,200,908)	(79,963)	(275,480)	—
Net annuity transactions	(19,863)	48,051	(2,034)	24,162	—	41,236	65,176	6,018	454	—
Net increase (decrease) in net assets resulting from unit transactions	(1,948,070)	(2,226,828)	(1,482,022)	(2,871,624)	(213,510)	(10,239,100)	(8,324,514)	(989,851)	(2,431,357)	(64,950)
Net increase (decrease) in net assets	(2,203,249)	(2,244,232)	(1,788,119)	(3,549,538)	(280,086)	(12,609,131)	(11,230,416)	(2,391,130)	(3,388,893)	(87,051)

Net assets:
Beginning of period	7,921,746	7,415,204	4,389,262	19,506,770	911,392	51,386,777	49,799,140	7,513,026	13,764,384	509,152
End of period	$5,718,497	$5,170,972	$2,601,143	$15,957,232	$631,306	$38,777,646	$38,568,724	$5,121,896	$10,375,491	$422,101

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$100,570	$59,508	$8,457,264	$(579,083)	$450,175	$(130,318)	$(1,402,467)	$(1,456,417)	$1,664,180	$(172,808)
Net realized gain (loss) on security transactions	(17,513)	1,485,275	(324,851)	3,997,571	4,320,257	466,283	13,108,375	3,157,307	(659,694)	1,982,967
Net realized gain distributions	7,718	—	12,795,618	15,355,366	33,896,998	522,278	46,747,659	20,086,631	—	—
Change in unrealized appreciation (depreciation) during the period	(172,209)	(2,052,281)	(31,182,326)	(18,704,487)	(45,051,977)	(194,193)	(50,427,227)	(11,815,851)	(2,795,462)	(289,666)
Net increase (decrease) in net assets resulting from operations	(81,434)	(507,498)	(10,254,295)	69,367	(6,384,547)	664,050	8,026,340	9,971,670	(1,790,976)	1,520,493

Unit transactions:
Purchases	—	135,307	2,261,768	560,495	1,336,883	75,683	941,835	509,487	172,937	563,837
Net transfers	44,173	381,861	(2,311,738)	(2,492,022)	(3,938,598)	2,572,380	(7,946,291)	2,068,426	(2,169,119)	(2,245,638)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(356,139)	(6,236,023)	(92,515,078)	(14,294,191)	(42,880,750)	(1,705,073)	(28,437,933)	(16,217,898)	(7,494,629)	(19,518,936)
Other transactions	—	430	300,451	43,238	63,361	4,246	24,386	28,197	7,054	44,807
Death benefits	(11,607)	(867,725)	(10,927,333)	(1,260,233)	(5,364,256)	(114,061)	(3,788,137)	(1,857,374)	(789,995)	(2,411,861)
Net annuity transactions	—	11,126	542,187	(13,892)	166,947	(689)	522,287	(6,192)	39,470	106,466
Net increase (decrease) in net assets resulting from unit transactions	(323,573)	(6,575,024)	(102,649,743)	(17,456,605)	(50,616,413)	832,486	(38,683,853)	(15,475,354)	(10,234,282)	(23,461,325)
Net increase (decrease) in net assets	(405,007)	(7,082,522)	(112,904,038)	(17,387,238)	(57,000,960)	1,496,536	(30,657,513)	(5,503,684)	(12,025,258)	(21,940,832)

Net assets:
Beginning of period	1,685,989	41,923,743	600,301,501	90,858,781	278,215,532	11,028,083	172,390,882	103,079,040	40,402,819	125,057,963
End of period	$1,280,982	$34,841,221	$487,397,463	$73,471,543	$221,214,572	$12,524,619	$141,733,369	$97,575,356	$28,377,561	$103,117,131

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(40,091)	$(76,146)	$(642,161)	$(589,278)	$(382,366)	$4,923	$133,013	$(43,512)	$(102,886)	$47,781
Net realized gain (loss) on security transactions	(81,449)	197,950	33,083	585,522	724,216	1,436,543	(1,146,651)	5,324,153	(247,190)	(54,886)
Net realized gain distributions	1,241,768	972,104	4,792	6,654,181	2,434,820	—	—	2,247,855	2,876,179	1,264,389
Change in unrealized appreciation (depreciation) during the period	(1,553,911)	(1,220,303)	(106,371)	(9,701,530)	(3,111,859)	(1,203,987)	1,067,151	(10,561,080)	(4,145,390)	(1,785,841)
Net increase (decrease) in net assets resulting from operations	(433,683)	(126,395)	(710,657)	(3,051,105)	(335,189)	237,479	53,513	(3,032,584)	(1,619,287)	(528,557)

Unit transactions:
Purchases	45,382	9,356	199,222	188,450	101,982	63,448	621,879	316,371	131,400	66,804
Net transfers	(1,320,597)	(386,256)	502,663	(1,495,110)	(436,220)	(286,870)	7,469,827	(2,258,039)	197,173	(313,662)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,334,185)	(1,865,781)	(14,806,569)	(7,638,432)	(4,088,734)	(4,570,109)	(21,701,368)	(12,570,478)	(5,333,024)	(2,539,367)
Other transactions	779	1,856	30,945	21,416	1,109	1,699	15,458	17,757	16,558	2,560
Death benefits	(70,677)	(120,096)	(1,345,922)	(803,757)	(315,590)	(223,938)	(3,498,749)	(1,873,367)	(558,330)	(298,164)
Net annuity transactions	(4,177)	48,397	82,465	(8,824)	83,442	10,687	295,496	112,252	33,055	1,773
Net increase (decrease) in net assets resulting from unit transactions	(2,683,475)	(2,312,524)	(15,337,196)	(9,736,257)	(4,654,011)	(5,005,083)	(16,797,457)	(16,255,504)	(5,513,168)	(3,080,056)
Net increase (decrease) in net assets	(3,117,158)	(2,438,919)	(16,047,853)	(12,787,362)	(4,989,200)	(4,767,604)	(16,743,944)	(19,288,088)	(7,132,455)	(3,608,613)

Net assets:
Beginning of period	9,278,313	8,385,851	60,759,060	44,499,580	25,900,450	21,721,950	108,216,847	82,231,209	40,114,543	17,006,746
End of period	$6,161,155	$5,946,932	$44,711,207	$31,712,218	$20,911,250	$16,954,346	$91,472,903	$62,943,121	$32,982,088	$13,398,133

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Lord Abbett Bond Debenture Fund	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,141,125	$(340,156)	$(54,939)	$14,321	$(76,439)	$9,647	$(69,082)	$390,342	$19,245	$177,290
Net realized gain (loss) on security transactions	12,438	4,699,906	189,337	900,377	345,258	464,119	636,076	2,693,324	204,251	797,746
Net realized gain distributions	347,582	5,288,605	1,030,601	151,987	234,209	224,695	629,818	2,322,513	116,123	2,072,965
Change in unrealized appreciation (depreciation) during the period	(2,755,693)	(14,000,221)	(1,330,521)	(1,007,347)	(267,468)	(675,201)	(1,285,414)	(6,797,458)	(373,919)	(3,982,461)
Net increase (decrease) in net assets resulting from operations	(1,254,548)	(4,351,866)	(165,522)	59,338	235,560	23,260	(88,602)	(1,391,279)	(34,300)	(934,460)

Unit transactions:
Purchases	133,322	523,866	31,572	19,079	9,608	12,599	93,115	303,673	8,000	840
Net transfers	(576,781)	(288,094)	(125,762)	(72,523)	109,989	38,311	(357,104)	(1,145,456)	(58,868)	(908,302)
Net interfund transfers due to corporate actions	—	—	—	(3,038,103)	—	(2,592,539)	—	—	—	—
Surrenders for benefit payments and fees	(12,520,874)	(19,515,800)	(1,240,948)	(81,037)	(554,320)	(49,643)	(1,058,777)	(8,196,483)	(411,615)	(2,337,811)
Other transactions	7,840	32,335	(1)	—	218	—	20	(358)	—	380
Death benefits	(1,091,104)	(1,856,324)	(151,786)	(39,430)	(44,848)	—	(145,248)	(1,841,565)	(14,491)	(675,007)
Net annuity transactions	60,332	23,478	(7,618)	—	240	(11,134)	3,056	320,941	—	(146,513)
Net increase (decrease) in net assets resulting from unit transactions	(13,987,265)	(21,080,539)	(1,494,543)	(3,212,014)	(479,113)	(2,602,406)	(1,464,938)	(10,559,248)	(476,974)	(4,066,413)
Net increase (decrease) in net assets	(15,241,813)	(25,432,405)	(1,660,065)	(3,152,676)	(243,553)	(2,579,146)	(1,553,540)	(11,950,527)	(511,274)	(5,000,873)

Net assets:
Beginning of period	62,197,244	121,497,260	7,667,307	3,152,676	4,513,463	2,579,146	6,977,528	69,812,360	2,311,030	25,852,620
End of period	$46,955,431	$96,064,855	$6,007,242	$—	$4,269,910	$—	$5,423,988	$57,861,833	$1,799,756	$20,851,747

(7) Merged with MFS® Core Equity Portfolio. Change effective March 27, 2015.
(8) Merged with MFS® Massachusetts Investors Growth Stock Portfolio. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	UIF Core Plus Fixed Income Portfolio	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$740,117	$141,694	$(238,065)	$(1,280,277)	$(145,637)	$(526,530)	$(248,493)	$(657,604)	$(273,094)	$(113,846)
Net realized gain (loss) on security transactions	(149,803)	(42,818)	(986,778)	2,354,935	(251,014)	1,180,106	1,346,491	—	509,609	(188,711)
Net realized gain distributions	—	—	—	10,952,917	1,650,875	4,068,431	3,258,037	—	8,720,341	1,419,489
Change in unrealized appreciation (depreciation) during the period	(1,784,251)	(208,503)	(1,450,931)	(3,689,152)	(1,904,315)	(8,191,018)	(5,543,902)	—	(11,314,381)	(1,710,316)
Net increase (decrease) in net assets resulting from operations	(1,193,937)	(109,627)	(2,675,774)	8,338,423	(650,091)	(3,469,011)	(1,187,867)	(657,604)	(2,357,525)	(593,384)

Unit transactions:
Purchases	63,124	37,776	84,837	222,431	47,055	34,617	2,160	278,409	165,467	2,557
Net transfers	275,670	(107,248)	(148,891)	(1,074,127)	(733,125)	(464,261)	(459,470)	10,579,024	(1,207,171)	(188,835)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(6,942,615)	(610,632)	(5,120,970)	(10,003,255)	(2,247,667)	(4,958,735)	(1,806,833)	(14,072,341)	(6,889,361)	(729,961)
Other transactions	1,211	1,057	2,980	(2,273)	1,338	(211)	(233)	244	(51)	74
Death benefits	(1,672,797)	(169,470)	(241,566)	(2,093,371)	(154,583)	(752,307)	(471,543)	(2,070,234)	(1,903,515)	(52,455)
Net annuity transactions	203,936	4,035	(12,635)	(617,443)	(9,644)	11,566	(51,968)	58,514	149,908	35,989
Net increase (decrease) in net assets resulting from unit transactions	(8,071,471)	(844,482)	(5,436,245)	(13,568,038)	(3,096,626)	(6,129,331)	(2,787,887)	(5,226,384)	(9,684,723)	(932,631)
Net increase (decrease) in net assets	(9,265,408)	(954,109)	(8,112,019)	(5,229,615)	(3,746,717)	(9,598,342)	(3,975,754)	(5,883,988)	(12,042,248)	(1,526,015)

Net assets:
Beginning of period	54,463,860	4,626,785	27,220,148	83,085,435	11,362,087	38,432,128	17,903,694	39,761,854	60,966,702	6,130,805
End of period	$45,198,452	$3,672,676	$19,108,129	$77,855,820	$7,615,370	$28,833,786	$13,927,940	$33,877,866	$48,924,454	$4,604,790

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(3,612)	$(84,654)	$(607,499)	$(596,528)	$(66,162)	$(592,154)	$2,633,255	$73,060	$22,071	$(5,266)
Net realized gain (loss) on security transactions	126,633	430,988	3,258,650	4,955,222	568,124	3,454,735	(1,584,715)	382,766	104,945	61,275
Net realized gain distributions	1,533,746	466,378	6,610,676	8,551,168	1,333,131	8,769,101	—	919,310	—	—
Change in unrealized appreciation (depreciation) during the period	(1,256,430)	(597,874)	(8,489,630)	(8,577,670)	(1,674,589)	(15,754,117)	(2,257,311)	(1,449,373)	(566,240)	(335,139)
Net increase (decrease) in net assets resulting from operations	400,337	214,838	772,197	4,332,192	160,504	(4,122,435)	(1,208,771)	(74,237)	(439,224)	(279,130)

Unit transactions:
Purchases	144	4,205	193,970	631,711	15,745	335,768	312,709	11,944	7,295	32,764
Net transfers	(8,408)	1,728,446	(805,137)	(4,187,438)	84,661	(2,254,873)	(1,079,928)	282,499	(1,206,468)	349,429
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(1,627,560)	(1,039,787)	(7,766,304)	(23,727,272)	(1,606,581)	(12,063,484)	(6,882,551)	(3,105,161)	(909,349)	(1,887,584)
Other transactions	54	54	2,537	31,138	220	8,652	2,156	1,686	3,131	9,274
Death benefits	(155,692)	(16,527)	(854,004)	(2,241,021)	(143,429)	(1,182,508)	(593,355)	(168,826)	(114,929)	(183,835)
Net annuity transactions	56,254	—	68,260	14,258	10,940	101,986	7,199	786	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,735,208)	676,391	(9,160,678)	(29,478,624)	(1,638,444)	(15,054,459)	(8,233,770)	(2,977,072)	(2,220,320)	(1,679,952)
Net increase (decrease) in net assets	(1,334,871)	891,229	(8,388,481)	(25,146,432)	(1,477,940)	(19,176,894)	(9,442,541)	(3,051,309)	(2,659,544)	(1,959,082)

Net assets:
Beginning of period	10,451,513	4,945,094	41,529,024	140,844,364	9,283,288	70,081,240	37,115,654	10,699,107	6,688,003	14,086,717
End of period	$9,116,642	$5,836,323	$33,140,543	$115,697,932	$7,805,348	$50,904,346	$27,673,113	$7,647,798	$4,028,459	$12,127,635

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(179,023)	$(83,959)	$(153,661)	$(242,041)	$18,372	$(17,501)	$44,680	$607,326	$(88,121)	$(24,311)
Net realized gain (loss) on security transactions	(1,421,572)	2,412,078	964,497	(2,468,752)	(3,296)	191,383	1,636,508	2,546,148	5,068,019	180,094
Net realized gain distributions	—	—	204,983	3,480,707	—	675,245	—	9,891,060	188,031	6,152
Change in unrealized appreciation (depreciation) during the period	1,661,059	(3,105,059)	(1,185,034)	(2,395,375)	(143,643)	(1,155,432)	(2,381,922)	(16,172,490)	(10,512,039)	(133,415)
Net increase (decrease) in net assets resulting from operations	60,464	(776,940)	(169,215)	(1,625,461)	(128,567)	(306,305)	(700,734)	(3,127,956)	(5,344,110)	28,520

Unit transactions:
Purchases	322,743	231,058	44,065	190,010	51,650	18,487	359,773	242,889	446,726	—
Net transfers	1,026,120	(714,480)	214,529	(1,218,869)	(57,419)	(195,469)	(9,562)	(1,072,146)	(444,346)	(143,147)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7,872,300)	(5,325,006)	(2,394,897)	(5,635,587)	(1,526,109)	(880,110)	(2,874,780)	(10,623,788)	(11,696,362)	(179,146)
Other transactions	2,412	2,339	12,090	566	(48)	1,700	6,634	(8)	909	1
Death benefits	(1,055,135)	(698,691)	(253,734)	(676,116)	(198,987)	(141,429)	(405,136)	(1,459,761)	(2,127,833)	(21,904)
Net annuity transactions	127,441	(16,794)	—	73,635	959	755	59,655	47,546	220,054	(3,669)
Net increase (decrease) in net assets resulting from unit transactions	(7,448,719)	(6,521,574)	(2,377,947)	(7,266,361)	(1,729,954)	(1,196,066)	(2,863,416)	(12,865,268)	(13,600,852)	(347,865)
Net increase (decrease) in net assets	(7,388,255)	(7,298,514)	(2,547,162)	(8,891,822)	(1,858,521)	(1,502,371)	(3,564,150)	(15,993,224)	(18,944,962)	(319,345)

Net assets:
Beginning of period	43,748,263	27,816,222	18,239,451	34,487,229	7,066,687	4,830,317	19,049,909	76,079,420	79,819,553	1,326,115
End of period	$36,360,008	$20,517,708	$15,692,289	$25,595,407	$5,208,166	$3,327,946	$15,485,759	$60,086,196	$60,874,591	$1,006,770

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2015

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT Total Return Bond Fund	Wells Fargo VT Intrinsic Value Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Small Cap Value Fund	Wells Fargo VT Opportunity Fund	UIF Global Infrastructure Portfolio
	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)	Sub-Account (14)	Sub-Account (15)	Sub-Account (16)	Sub-Account

Operations:
Net investment income (loss)	$(19,918)	$(3,198)	$(4,528)	$(6,791)	$422	$(22,366)	$(3,611)	$(1,179)	$(2,196)	$25,666
Net realized gain (loss) on security transactions	75,345	11,945	12,526	153,277	5,175	50,747	66,954	(3,592)	47,669	(32,526)
Net realized gain distributions	73,026	—	—	161,746	—	174,753	33,877	—	17,307	1,793,502
Change in unrealized appreciation (depreciation) during the period	(140,102)	(11,367)	(23,149)	(327,316)	974	(224,560)	(101,010)	(5,162)	(61,256)	(4,424,443)
Net increase (decrease) in net assets resulting from operations	(11,649)	(2,620)	(15,151)	(19,084)	6,571	(21,426)	(3,790)	(9,933)	1,524	(2,637,801)

Unit transactions:
Purchases	—	—	—	23,616	—	15,744	—	—	—	2,040
Net transfers	150,285	38,518	(67,401)	(8,438)	2,073	(88,895)	(1,962)	883	—	(284,301)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(172,968)	(43,593)	(445,235)	(361,181)	(53,360)	(329,978)	(214,100)	(15,961)	(279,415)	(2,105,113)
Other transactions	—	—	24	(2)	—	—	—	—	2	439
Death benefits	(19,366)	—	—	(5,655)	—	(19,329)	—	—	—	(470,751)
Net annuity transactions	—	—	—	—	—	(343)	—	—	—	(305,456)
Net increase (decrease) in net assets resulting from unit transactions	(42,049)	(5,075)	(512,612)	(351,660)	(51,287)	(422,801)	(216,062)	(15,078)	(279,413)	(3,163,142)
Net increase (decrease) in net assets	(53,698)	(7,695)	(527,763)	(370,744)	(44,716)	(444,227)	(219,852)	(25,011)	(277,889)	(5,800,943)

Net assets:
Beginning of period	923,921	432,819	1,613,698	1,422,068	77,926	1,702,008	427,013	82,365	342,405	19,886,944
End of period	$870,223	$425,124	$1,085,935	$1,051,324	$33,210	$1,257,781	$207,161	$57,354	$64,516	$14,086,001

(9) Formerly Wells Fargo Advantage VT Index Asset Allocation Fund. Change effective December 15, 2015.
(10) Formerly Wells Fargo Advantage VT Total Return Bond Fund. Change effective December 15, 2015.
(11) Formerly Wells Fargo Advantage VT Intrinsic Value Fund. Change effective December 15, 2015.
(12) Formerly Wells Fargo Advantage VT International Equity Fund. Change effective December 15, 2015.
(13) Formerly Wells Fargo Advantage VT Small Cap Growth Fund. Change effective December 15, 2015.
(14) Formerly Wells Fargo Advantage VT Discovery Fund. Change effective December 15, 2015.
(15) Formerly Wells Fargo Advantage VT Small Cap Value Fund. Change effective December 15, 2015.
(16) Formerly Wells Fargo Advantage VT Opportunity Fund. Change effective December 15, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2015

	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)(18)	Sub-Account (19)(20)

Operations:
Net investment income (loss)	$(220,342)	$41,420	$(929)	$(10,624)	$(7,590)	$(850)	$4,098	$(27,884)	$(23,181)
Net realized gain (loss) on security transactions	616,476	(10,883)	13,956	27,546	139,614	37,079	23,497	(7,677)	(554)
Net realized gain distributions	180,960	13,330	3,154	11,637	94,966	62,081	24,346	215,575	131,666
Change in unrealized appreciation (depreciation) during the period	(562,121)	(101,524)	4,972	(26,986)	12,750	(92,742)	(229,090)	(293,694)	(169,309)
Net increase (decrease) in net assets resulting from operations	14,973	(57,657)	21,153	1,573	239,740	5,568	(177,149)	(113,680)	(61,378)

Unit transactions:
Purchases	57,668	9,000	300	2,778	10,778	—	5,000	1,650	18,722
Net transfers	(653,217)	7,137	21,219	(21,697)	(351,295)	(193,726)	88,774	46,764	(26,777)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	3,038,103	2,592,539
Surrenders for benefit payments and fees	(3,591,149)	(984,126)	(120,739)	(167,111)	(812,932)	(303,742)	(620,435)	(219,044)	(338,165)
Other transactions	1,787	1	—	—	—	—	(1)	100	(181)
Death benefits	(246,881)	(158,482)	—	(17,975)	(53,080)	(42,006)	(29,835)	(48,128)	(5,939)
Net annuity transactions	5,191	—	—	—	—	—	—	—	14,690
Net increase (decrease) in net assets resulting from unit transactions	(4,426,601)	(1,126,470)	(99,220)	(204,005)	(1,206,529)	(539,474)	(556,497)	2,819,445	2,254,889
Net increase (decrease) in net assets	(4,411,628)	(1,184,127)	(78,067)	(202,432)	(966,789)	(533,906)	(733,646)	2,705,765	2,193,511

Net assets:
Beginning of period	18,607,997	5,830,351	371,218	1,059,551	4,674,289	2,749,165	3,636,638	—	—
End of period	$14,196,369	$4,646,224	$293,151	$857,119	$3,707,500	$2,215,259	$2,902,992	$2,705,765	$2,193,511

(17) Funded as of March 27, 2015.
(18) Merged with MFS® Core Equity Fund. Change effective March 27, 2015.
(19) Funded as of March 27, 2015.
(20) Merged with MFS® Investors Growth Stock Fund. Change effective March 27, 2015.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2014

	AllianceBernstein VPS Balanced Wealth Strategy Portfolio	AllianceBernstein VPS International Value Portfolio	AllianceBernstein VPS Small/Mid Cap Value Portfolio	AllianceBernstein VPS Value Portfolio	AllianceBernstein VPS International Growth Portfolio	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Money Market Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$343,451	$1,417,661	$(265,276)	$(38,765)	$(113,525)	$82,211	$303,323	$3,857	$46,745	$(519,004)
Net realized gain (loss) on security transactions	851,811	(6,434,703)	1,407,408	1,562,073	(71,494)	(29,502)	310,512	43,562	5,272,902	—
Net realized gain distributions	6,216,938	—	2,600,214	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(5,209,136)	(1,798,584)	(2,197,868)	2,688,535	22,567	142,017	(568,746)	(58,532)	912,242	—
Net increase (decrease) in net assets resulting from operations	2,203,064	(6,815,626)	1,544,478	4,211,843	(162,452)	194,726	45,089	(11,113)	6,231,889	(519,004)

Unit transactions:
Purchases	46,068	537,443	93,948	304,674	18,282	40,451	40,755	3,161	338,152	98,985
Net transfers	324,699	3,581,167	(1,174,357)	(3,528,600)	68,422	485,279	(361)	35,356	(1,160,804)	60,036,538
Surrenders for benefit payments and fees	(8,192,082)	(18,295,328)	(4,844,890)	(10,191,057)	(1,383,942)	(2,263,716)	(2,724,902)	(57,515)	(13,452,315)	(65,030,940)
Other transactions	6,258	4,382	6,479	1,018	889	8	442	1	3,936	454,484
Death benefits	(1,704,733)	(1,907,327)	(330,935)	(1,027,097)	(75,292)	(183,821)	(391,968)	(12,383)	(2,233,883)	(1,006,444)
Net annuity transactions	116,932	(22,163)	(27,735)	(9,417)	—	—	170,274	—	385,926	—
Net increase (decrease) in net assets resulting from unit transactions	(9,402,858)	(16,101,826)	(6,277,490)	(14,450,479)	(1,371,641)	(1,921,799)	(2,905,760)	(31,380)	(16,118,988)	(5,447,377)
Net increase (decrease) in net assets	(7,199,794)	(22,917,452)	(4,733,012)	(10,238,636)	(1,534,093)	(1,727,073)	(2,860,671)	(42,493)	(9,887,099)	(5,966,381)

Net assets:
Beginning of period	44,067,057	99,970,386	25,838,715	55,889,756	7,538,512	11,836,872	12,986,273	1,098,067	66,018,702	37,798,153
End of period	$36,867,263	$77,052,934	$21,105,703	$45,651,120	$6,004,419	$10,109,799	$10,125,602	$1,055,574	$56,131,603	$31,831,772

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	American Funds Global Growth Fund	American Funds Growth Fund	American Funds Growth-Income Fund	American Funds International Fund	American Funds Global Small Capitalization Fund	Wells Fargo Advantage VT Omega Growth Fund	Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(268,146)	$(2,033,000)	$(1,160,454)	$(365,648)	$(305,232)	$(36,844)	$479,367	$(430,787)	$(2,427,601)	$(1,256,440)
Net realized gain (loss) on security transactions	4,045,393	18,452,321	17,458,018	4,446,581	2,263,173	244,160	(116,225)	3,964,852	10,402,323	2,059,233
Net realized gain distributions	2,968,463	8,102,279	7,523,685	—	74,847	446,347	864,096	—	5,227,799	1,971,181
Change in unrealized appreciation (depreciation) during the period	(6,771,677)	(14,675,620)	(11,268,899)	(6,291,045)	(1,978,585)	(613,580)	2,997,968	(1,259,782)	13,194,085	567,114
Net increase (decrease) in net assets resulting from operations	(25,967)	9,845,980	12,552,350	(2,210,112)	54,203	40,083	4,225,206	2,274,283	26,396,606	3,341,088

Unit transactions:
Purchases	100,230	639,723	597,067	72,105	43,730	—	244,769	150,971	1,330,587	217,065
Net transfers	(201,425)	(4,003,693)	(3,354,940)	108,376	(186,204)	(85,688)	(2,353,783)	639,394	(10,914,157)	(3,403,306)
Surrenders for benefit payments and fees	(8,650,384)	(31,649,100)	(32,993,887)	(10,942,357)	(3,801,956)	(618,610)	(13,891,547)	(6,624,871)	(61,695,815)	(16,314,922)
Other transactions	(95)	12,516	5,047	709	(384)	351	32,361	10,120	377,563	48,856
Death benefits	(523,861)	(5,115,343)	(4,741,526)	(1,471,932)	(463,731)	(31,150)	(1,090,416)	(493,366)	(4,221,486)	(1,104,080)
Net annuity transactions	149,563	301,284	727,882	(24,510)	45,686	2,257	(9,570)	(1,189)	(75,646)	4,882
Net increase (decrease) in net assets resulting from unit transactions	(9,125,972)	(39,814,613)	(39,760,357)	(12,257,609)	(4,362,859)	(732,840)	(17,068,186)	(6,318,941)	(75,198,954)	(20,551,505)
Net increase (decrease) in net assets	(9,151,939)	(29,968,633)	(27,208,007)	(14,467,721)	(4,308,656)	(692,757)	(12,842,980)	(4,044,658)	(48,802,348)	(17,210,417)

Net assets:
Beginning of period	36,105,541	180,758,727	168,000,478	58,387,358	18,368,180	2,743,153	71,149,085	27,444,009	309,675,644	90,489,841
End of period	$26,953,602	$150,790,094	$140,792,471	$43,919,637	$14,059,524	$2,050,396	$58,306,105	$23,399,351	$260,873,296	$73,279,424

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Franklin Income VIP Fund	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account (4)	Sub-Account (5)	Sub-Account (6)	Sub-Account (7)	Sub-Account (8)

Operations:
Net investment income (loss)	$(95,944)	$(91,390)	$170,161	$(417,701)	$(5,025)	$2,374,556	$34,317	$(21,869)	$(89,099)	$5,783
Net realized gain (loss) on security transactions	828,381	451,386	87,344	1,522,175	35,225	709,128	5,249,117	346,227	1,234,223	26,684
Net realized gain distributions	—	276,553	—	4,156,182	63,559	1,121,602	278,530	—	—	35,128
Change in unrealized appreciation (depreciation) during the period	(314,362)	(79,565)	(95,939)	(4,195,141)	(96,428)	(3,918,638)	(2,829,108)	(1,228,652)	(1,790,556)	(44,751)
Net increase (decrease) in net assets resulting from operations	418,075	556,984	161,566	1,065,515	(2,669)	286,648	2,732,856	(904,294)	(645,432)	22,844

Unit transactions:
Purchases	21,438	10,998	28,982	29,065	1,054	82,758	292,684	35,092	48,531	270
Net transfers	(1,433,391)	1,343,249	(125,415)	(433,046)	56,047	440,895	(1,133,180)	(103,280)	280,905	142,921
Surrenders for benefit payments and fees	(2,127,908)	(1,708,772)	(178,540)	(4,081,159)	(34,141)	(10,894,792)	(9,601,538)	(2,701,342)	(3,190,069)	(59,480)
Other transactions	3,111	5,914	1	390	—	3,223	1,018	(279)	(211)	—
Death benefits	(98,955)	(89,905)	—	(412,067)	(10,947)	(1,500,682)	(1,250,419)	(263,044)	(356,571)	(34,688)
Net annuity transactions	13,563	—	(2,259)	42,153	—	179,662	444,578	(1,794)	70,453	—
Net increase (decrease) in net assets resulting from unit transactions	(3,622,142)	(438,516)	(277,231)	(4,854,664)	12,013	(11,688,936)	(11,246,857)	(3,034,647)	(3,146,962)	49,023
Net increase (decrease) in net assets	(3,204,067)	118,468	(115,665)	(3,789,149)	9,344	(11,402,288)	(8,514,001)	(3,938,941)	(3,792,394)	71,867

Net assets:
Beginning of period	11,125,813	7,296,736	4,504,927	23,295,919	902,048	62,789,065	58,313,141	11,451,967	17,556,778	437,285
End of period	$7,921,746	$7,415,204	$4,389,262	$19,506,770	$911,392	$51,386,777	$49,799,140	$7,513,026	$13,764,384	$509,152

(1) Formerly Franklin Income Securities Fund. Change effective May 1, 2014.
(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.
(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.
(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.
(5) Formerly Franklin Templeton Mutual Shares Securities. Change effective May 1, 2014.
(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.
(7) Formerly Templeton Growth Securities Fund. Change effective May 1, 2014.
(8) Formerly Mutual Global Discovery Securities Fund. Change effective May 1, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Global Research HLS Fund	Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford Growth HLS Fund	Hartford Growth Opportunities HLS Fund
	Sub-Account (9)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (10)	Sub-Account (11)	Sub-Account	Sub-Account (12)	Sub-Account (13)

Operations:
Net investment income (loss)	$64,606	$68,123	$11,139,239	$(673,182)	$587,593	$22,611	$(120,747)	$(1,862,327)	$(108,035)	$(1,409,380)
Net realized gain (loss) on security transactions	7,785	1,421,823	3,667,570	10,753,500	15,784,177	574,423	436,201	22,540,853	794,285	5,781,663
Net realized gain distributions	—	—	—	13,468,339	35,012,977	95,397	—	1,648,217	4,882,495	17,327,111
Change in unrealized appreciation (depreciation) during the period	(60,843)	1,698,144	14,574,876	(18,087,438)	(19,663,656)	(532,556)	177,588	1,931,245	(5,068,479)	(9,810,515)
Net increase (decrease) in net assets resulting from operations	11,548	3,188,090	29,381,685	5,461,219	31,721,091	159,875	493,042	24,257,988	500,266	11,888,879

Unit transactions:
Purchases	62,092	521,297	3,275,106	354,278	920,326	1,928	47,465	1,126,819	71,639	364,878
Net transfers	93,024	3,913,431	3,769,122	(995,585)	(10,344,881)	(2,359,838)	2,472,290	(17,026,893)	(16,600,796)	10,153,635
Surrenders for benefit payments and fees	(101,193)	(6,977,980)	(149,071,412)	(20,587,618)	(63,557,639)	(250,860)	(1,971,547)	(41,261,432)	(1,831,154)	(21,042,221)
Other transactions	1	4,719	1,664,028	165,298	269,060	(1)	4,610	105,494	478	104,926
Death benefits	(29,346)	(1,067,328)	(11,306,517)	(1,152,950)	(4,919,014)	(15,987)	(95,096)	(3,931,393)	(167,696)	(1,476,204)
Net annuity transactions	—	(31,124)	(97,366)	(12,004)	9,346	—	(1,232)	(19,419)	(25,425)	33,501
Net increase (decrease) in net assets resulting from unit transactions	24,578	(3,636,985)	(151,767,039)	(22,228,581)	(77,622,802)	(2,624,758)	456,490	(61,006,824)	(18,552,954)	(11,861,485)
Net increase (decrease) in net assets	36,126	(448,895)	(122,385,354)	(16,767,362)	(45,901,711)	(2,464,883)	949,532	(36,748,836)	(18,052,688)	27,394

Net assets:
Beginning of period	1,649,863	42,372,638	722,686,855	107,626,143	324,117,243	2,464,883	10,078,551	209,139,718	18,052,688	103,051,646
End of period	$1,685,989	$41,923,743	$600,301,501	$90,858,781	$278,215,532	$—	$11,028,083	$172,390,882	$—	$103,079,040

(9) Formerly Templeton Global Bond Securities Fund. Change effective May 1, 2014.
(10) Merged with Hartford Global Growth HLS Fund. Change effective June 23, 2014.
(11) Merged with Hartford Global Research HLS Fund. Change effective June 23, 2014.
(12) Merged with Hartford Growth Opportunities HLS Fund. Change effective June 23, 2014.
(13) Merged with Hartford Growth HLS Fund. Change effective June 23, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford High Yield HLS Fund	Hartford Index HLS Fund	Hartford International Opportunities HLS Fund	Hartford Small/Mid Cap Equity HLS Fund	Hartford MidCap Value HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford U.S. Government Securities HLS Fund
	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,659,985	$8,606	$836,356	$(22,569)	$(97,638)	$(1,163,173)	$(726,133)	$(491,585)	$22,524	$745,428
Net realized gain (loss) on security transactions	512,129	3,332,062	3,065,544	765,725	1,007,172	70,722	2,578,853	2,501,401	1,626,935	(1,808,994)
Net realized gain distributions	—	827,206	—	2,020,417	1,217,627	—	8,000,492	5,414,843	—	—
Change in unrealized appreciation (depreciation) during the period	(2,536,354)	(3,717,940)	(11,200,144)	(2,429,602)	(1,527,902)	46,564	(7,489,748)	(6,716,694)	381,713	2,553,722
Net increase (decrease) in net assets resulting from operations	635,760	449,934	(7,298,244)	333,971	599,259	(1,045,887)	2,363,464	707,965	2,031,172	1,490,156

Unit transactions:
Purchases	149,389	41,388	721,966	58,290	18,596	786,882	181,408	145,537	50,220	613,585
Net transfers	(544,970)	(16,740,761)	3,252,988	(827,951)	25,896	2,113,213	216,316	(4,318,316)	(1,757,556)	6,199,059
Surrenders for benefit payments and fees	(10,394,741)	(3,637,466)	(31,458,425)	(2,476,674)	(2,915,662)	(29,738,989)	(9,435,529)	(7,613,787)	(4,589,217)	(27,008,282)
Other transactions	18,089	5,084	237,717	2,268	10,862	154,909	74,245	10,761	61	47,492
Death benefits	(1,104,387)	(261,253)	(2,565,071)	(238,754)	(29,159)	(1,955,931)	(821,417)	(452,598)	(197,460)	(3,075,724)
Net annuity transactions	(4,425)	(26,186)	(18,003)	(4,678)	—	(3,755)	(8,457)	14,989	(3,785)	(27,411)
Net increase (decrease) in net assets resulting from unit transactions	(11,881,045)	(20,619,194)	(29,828,828)	(3,487,499)	(2,889,467)	(28,643,671)	(9,793,434)	(12,213,414)	(6,497,737)	(23,251,281)
Net increase (decrease) in net assets	(11,245,285)	(20,169,260)	(37,127,072)	(3,153,528)	(2,290,208)	(29,689,558)	(7,429,970)	(11,505,449)	(4,466,565)	(21,761,125)

Net assets:
Beginning of period	51,648,104	20,169,260	162,185,035	12,431,841	10,676,059	90,448,618	51,929,550	37,405,899	26,188,515	129,977,972
End of period	$40,402,819	$—	$125,057,963	$9,278,313	$8,385,851	$60,759,060	$44,499,580	$25,900,450	$21,721,950	$108,216,847

(14) Merged with HIMCO VIT Index Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Hartford Value HLS Fund	American Funds Bond HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	Lord Abbett Fundamental Equity Fund	Lord Abbett Calibrated Dividend Growth Fund	Lord Abbett Bond Debenture Fund
	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(119,353)	$53,557	$282	$(5,499)	$(3,906)	$5,900	$10,894	$(438,194)	$43,897	$1,914,130
Net realized gain (loss) on security transactions	7,189,659	(84,243)	(66,238)	(26,871)	487,556	341,350	(34,137)	1,603,923	490,514	1,148,348
Net realized gain distributions	—	273,951	174,324	210,975	1,529,492	822,181	769,404	7,107,552	2,243,883	1,685,967
Change in unrealized appreciation (depreciation) during the period	997,756	(11,704)	(128,993)	(228,482)	(2,056,075)	(1,119,961)	(984,251)	(5,971,101)	(1,082,305)	(2,628,328)
Net increase (decrease) in net assets resulting from operations	8,068,062	231,561	(20,625)	(49,877)	(42,933)	49,470	(238,090)	2,302,180	1,695,989	2,120,117

Unit transactions:
Purchases	355,771	13,700	250	270	35,005	28,412	4,215	124,812	39,592	214,349
Net transfers	(4,862,165)	(5,649,495)	(351,455)	(893,872)	(4,351,250)	(2,617,933)	(3,382,424)	(2,647,951)	(504,825)	3,376,787
Surrenders for benefit payments and fees	(18,449,646)	(274,029)	(21,759)	(81,883)	(235,674)	(170,186)	(136,726)	(9,312,878)	(3,426,174)	(17,370,361)
Other transactions	72,571	4	—	—	—	—	(1)	70,542	10,511	30,523
Death benefits	(1,697,295)	(46,828)	—	(23,247)	(19,209)	(14,204)	(40,006)	(653,716)	(364,645)	(1,099,993)
Net annuity transactions	(10,930)	—	—	—	—	—	—	(10,528)	(9,993)	(9,001)
Net increase (decrease) in net assets resulting from unit transactions	(24,591,694)	(5,956,648)	(372,964)	(998,732)	(4,571,128)	(2,773,911)	(3,554,942)	(12,429,719)	(4,255,534)	(14,857,696)
Net increase (decrease) in net assets	(16,523,632)	(5,725,087)	(393,589)	(1,048,609)	(4,614,061)	(2,724,441)	(3,793,032)	(10,127,539)	(2,559,545)	(12,737,579)

Net assets:
Beginning of period	98,754,841	5,725,087	393,589	1,048,609	4,614,061	2,724,441	3,793,032	50,242,082	19,566,291	74,934,823
End of period	$82,231,209	$—	$—	$—	$—	$—	$—	$40,114,543	$17,006,746	$62,197,244

(15) Merged with HIMCO VIT American Funds Bond Fund. Change effective October 20, 2014.
(16) Merged with HIMCO VIT American Funds Global Growth Fund. Change effective October 20, 2014.
(17) Merged with HIMCO VIT American Funds Global Small Capitalization Fund. Change effective October 20, 2014.
(18) Merged with HIMCO VIT American Funds Growth Fund. Change effective October 20, 2014.
(19) Merged with HIMCO VIT American Funds Growth-Income Fund. Change effective October 20, 2014.
(20) Merged with HIMCO VIT American Funds International Fund. Change effective October 20, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Lord Abbett Growth and Income Fund	Lord Abbett Classic Stock Fund	MFS® Core Equity Fund	MFS® Growth Fund	MFS® Investors Growth Stock Fund	MFS® Investors Trust Fund	MFS® Total Return Fund	MFS® Value Fund	Invesco V.I. Equity and Income Fund	UIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,091,377)	$(75,338)	$(37,180)	$(88,897)	$(36,440)	$(80,346)	$(68,712)	$7,785	$(17,769)	$666,168
Net realized gain (loss) on security transactions	6,142,995	635,167	202,398	593,625	194,655	970,773	4,242,853	130,840	1,969,032	(196,584)
Net realized gain distributions	—	934,273	—	323,910	147,152	562,693	1,910,469	71,627	1,304,346	—
Change in unrealized appreciation (depreciation) during the period	2,571,491	(886,636)	106,843	(506,832)	(76,598)	(843,758)	(1,439,300)	(15,579)	(1,372,535)	3,028,106
Net increase (decrease) in net assets resulting from operations	7,623,109	607,466	272,061	321,806	228,769	609,362	4,645,310	194,673	1,883,074	3,497,690

Unit transactions:
Purchases	854,777	4,772	—	—	1,896	34,449	432,621	6,323	182,530	112,352
Net transfers	(4,873,047)	(308,891)	46,954	(134,480)	(46,012)	(279,430)	(571,555)	100,268	(297,607)	415,286
Surrenders for benefit payments and fees	(29,724,651)	(2,251,106)	(566,366)	(1,218,804)	(363,831)	(1,544,797)	(14,420,691)	(104,731)	(5,325,044)	(12,486,749)
Other transactions	292,916	3,136	2	27	(104)	(11)	712	(1)	(1,626)	2,293
Death benefits	(2,164,693)	(174,442)	(39,022)	(26,231)	(41,786)	(314,792)	(1,487,989)	(22,573)	(1,298,276)	(2,286,531)
Net annuity transactions	1,027	(7,405)	—	44,716	(1,547)	80,494	227,889	—	533,529	1,096,140
Net increase (decrease) in net assets resulting from unit transactions	(35,613,671)	(2,733,936)	(558,432)	(1,334,772)	(451,384)	(2,024,087)	(15,819,013)	(20,714)	(6,206,494)	(13,147,209)
Net increase (decrease) in net assets	(27,990,562)	(2,126,470)	(286,371)	(1,012,966)	(222,615)	(1,414,725)	(11,173,703)	173,959	(4,323,420)	(9,649,519)

Net assets:
Beginning of period	149,487,822	9,793,777	3,439,047	5,526,429	2,801,761	8,392,253	80,986,063	2,137,071	30,176,040	64,113,379
End of period	$121,497,260	$7,667,307	$3,152,676	$4,513,463	$2,579,146	$6,977,528	$69,812,360	$2,311,030	$25,852,620	$54,463,860

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	UIF Emerging Markets Debt Portfolio	UIF Emerging Markets Equity Portfolio	UIF Growth Portfolio	UIF Mid Cap Growth Portfolio	Invesco V.I. American Value Fund	Morgan Stanley Mid Cap Growth Portfolio	Morgan Stanley Money Market Portfolio	Morgan Stanley Global Infrastructure Portfolio	Invesco V.I. Equally-Weighted S&P 500 Fund	UIF Small Company Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (21)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$193,437	$(444,329)	$(1,457,746)	$(198,659)	$(576,164)	$(309,116)	$(773,300)	$250,370	$(275,462)	$(139,089)
Net realized gain (loss) on security transactions	84,339	(888,494)	3,891,315	429,055	2,758,516	3,084,371	(1)	4,920,225	3,064,725	556,098
Net realized gain distributions	40,767	—	6,515,941	1,799,604	3,344,315	1,970,325	—	4,020,261	9,875,256	2,004,896
Change in unrealized appreciation (depreciation) during the period	(217,790)	(436,936)	(4,931,062)	(2,104,666)	(2,452,362)	(4,925,937)	1	(8,013,507)	(5,602,703)	(3,663,259)
Net increase (decrease) in net assets resulting from operations	100,753	(1,769,759)	4,018,448	(74,666)	3,074,305	(180,357)	(773,300)	1,177,349	7,061,816	(1,241,354)

Unit transactions:
Purchases	10,897	136,557	394,296	23,663	122,644	63,149	123,982	680	115,132	60,661
Net transfers	(386,632)	42,278	(3,883,660)	(357,846)	(1,631,868)	(287,487)	13,151,707	(20,525,596)	(877,684)	144,343
Surrenders for benefit payments and fees	(1,325,314)	(6,971,512)	(18,928,308)	(3,119,090)	(8,247,244)	(3,530,328)	(21,459,994)	(2,301,237)	(12,190,928)	(1,149,805)
Other transactions	(6)	7,248	(3,861)	1,732	5,012	647	(18)	(16)	575	(66)
Death benefits	(33,152)	(353,310)	(3,181,044)	(167,687)	(1,403,264)	(1,027,807)	(1,717,238)	(346,402)	(1,699,133)	(78,522)
Net annuity transactions	55,287	(29,423)	1,058,506	(10,300)	(95,363)	(88,565)	372,543	(796,951)	312,564	—
Net increase (decrease) in net assets resulting from unit transactions	(1,678,920)	(7,168,162)	(24,544,071)	(3,629,528)	(11,250,083)	(4,870,391)	(9,529,018)	(23,969,522)	(14,339,474)	(1,023,389)
Net increase (decrease) in net assets	(1,578,167)	(8,937,921)	(20,525,623)	(3,704,194)	(8,175,778)	(5,050,748)	(10,302,318)	(22,792,173)	(7,277,658)	(2,264,743)

Net assets:
Beginning of period	6,204,952	36,158,069	103,611,058	15,066,281	46,607,906	22,954,442	50,064,172	22,792,173	68,244,360	8,395,548
End of period	$4,626,785	$27,220,148	$83,085,435	$11,362,087	$38,432,128	$17,903,694	$39,761,854	$—	$60,966,702	$6,130,805

(21) Merged with UIF Global Infrastructure. Change effective April 28, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	UIF Global Franchise Portfolio	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Global Fund/VA	Oppenheimer Main Street Fund®/VA	Oppenheimer Main Street Small Cap Fund/VA	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth and Income Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(4,446)	$(83,623)	$(632,344)	$(993,286)	$(84,337)	$(736,932)	$2,990,476	$108,479	$(18,322)	$5,699
Net realized gain (loss) on security transactions	626,317	641,146	4,894,859	6,699,312	979,266	6,388,629	(1,046,614)	580,189	100,013	337,541
Net realized gain distributions	1,678,393	—	1,111,070	7,355,905	199,550	10,399,692	—	502,549	—	—
Change in unrealized appreciation (depreciation) during the period	(2,047,708)	(385,768)	26,631	(11,932,791)	(278,965)	(9,339,365)	(2,234,407)	(301,903)	420,669	(1,958,244)
Net increase (decrease) in net assets resulting from operations	252,556	171,755	5,400,216	1,129,140	815,514	6,712,024	(290,545)	889,314	502,360	(1,615,004)

Unit transactions:
Purchases	73,139	5,676	213,821	737,083	21,680	398,255	402,698	22,902	24,324	49,718
Net transfers	(843,389)	(89,510)	(3,058,492)	(3,171,710)	(930,415)	(725,178)	2,069,098	92,041	1,493,242	1,915,213
Surrenders for benefit payments and fees	(1,979,631)	(1,264,208)	(8,752,679)	(35,395,853)	(1,670,814)	(15,909,467)	(11,792,301)	(2,652,515)	(1,428,299)	(3,555,335)
Other transactions	(1)	2,257	1,851	266,167	7,027	34,993	2,442	1,609	1,288	47,031
Death benefits	(253,405)	(18,675)	(795,633)	(2,341,269)	(88,564)	(1,485,371)	(964,418)	(153,546)	(209,550)	(188,349)
Net annuity transactions	(1,860)	—	(38,969)	(2,520)	—	(13,412)	(1,347)	(21,503)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3,005,147)	(1,364,460)	(12,430,101)	(39,908,102)	(2,661,086)	(17,700,180)	(10,283,828)	(2,711,012)	(118,995)	(1,731,722)
Net increase (decrease) in net assets	(2,752,591)	(1,192,705)	(7,029,885)	(38,778,962)	(1,845,572)	(10,988,156)	(10,574,373)	(1,821,698)	383,365	(3,346,726)

Net assets:
Beginning of period	13,204,104	6,137,799	48,558,909	179,623,326	11,128,860	81,069,396	47,690,027	12,520,805	6,304,638	17,433,443
End of period	$10,451,513	$4,945,094	$41,529,024	$140,844,364	$9,283,288	$70,081,240	$37,115,654	$10,699,107	$6,688,003	$14,086,717

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Putnam VT International Equity Fund	Putnam VT Investors Fund	Putnam VT Multi-Cap Growth Fund	Putnam VT Small Cap Value Fund	Putnam VT George Putnam Balanced Fund	Putnam VT Voyager Fund	Putnam VT Equity Income Fund	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(352,405)	$(110,208)	$(206,681)	$(454,146)	$5,866	$(50,098)	$69,819	$(142,242)	$(608,454)	$(30,152)
Net realized gain (loss) on security transactions	(1,967,664)	2,839,452	1,395,351	(2,514,747)	(205,816)	1,088,695	2,545,542	6,874,475	8,080,634	260,713
Net realized gain distributions	—	—	—	9,403,544	—	119,476	—	9,206,405	—	—
Change in unrealized appreciation (depreciation) during the period	(1,761,389)	674,000	1,051,264	(5,916,199)	836,498	(709,355)	(483,826)	(9,520,132)	(1,469,598)	(145,481)
Net increase (decrease) in net assets resulting from operations	(4,081,458)	3,403,244	2,239,934	518,452	636,548	448,718	2,131,535	6,418,506	6,002,582	85,080

Unit transactions:
Purchases	290,450	140,886	56,430	216,800	55,438	15,140	163,148	294,348	380,856	10
Net transfers	1,864,121	(2,716,745)	(1,173,144)	(847,233)	735,785	(584,123)	(1,239,711)	(1,873,226)	(3,489,178)	78,056
Surrenders for benefit payments and fees	(10,586,837)	(5,004,073)	(4,553,642)	(9,233,373)	(1,506,045)	(1,865,419)	(3,930,098)	(16,171,547)	(18,951,624)	(398,368)
Other transactions	(955)	417	60,450	1,812	9,842	8,448	16,620	33,221	13,744	2
Death benefits	(954,595)	(471,451)	(254,860)	(900,930)	(370,579)	(81,512)	(478,687)	(2,326,411)	(2,201,206)	(22,859)
Net annuity transactions	(6,502)	(16,146)	—	(3,178)	(534)	—	—	301,085	59,585	27,183
Net increase (decrease) in net assets resulting from unit transactions	(9,394,318)	(8,067,112)	(5,864,766)	(10,766,102)	(1,076,093)	(2,507,466)	(5,468,728)	(19,742,530)	(24,187,823)	(315,976)
Net increase (decrease) in net assets	(13,475,776)	(4,663,868)	(3,624,832)	(10,247,650)	(439,545)	(2,058,748)	(3,337,193)	(13,324,024)	(18,185,241)	(230,896)

Net assets:
Beginning of period	57,224,039	32,480,090	21,864,283	44,734,879	7,506,232	6,889,065	22,387,102	89,403,444	98,004,794	1,557,011
End of period	$43,748,263	$27,816,222	$18,239,451	$34,487,229	$7,066,687	$4,830,317	$19,049,909	$76,079,420	$79,819,553	$1,326,115

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Period Ended December 31, 2014

	Invesco V.I. Mid Cap Growth Fund	Wells Fargo Advantage VT Index Asset Allocation Fund	Wells Fargo Advantage VT Total Return Bond Fund	Wells Fargo Advantage VT Intrinsic Value Fund	Wells Fargo Advantage VT International Equity Fund	Wells Fargo Advantage VT Small Cap Growth Fund	Wells Fargo Advantage VT Discovery Fund	Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo Advantage VT Opportunity Fund	UIF Global Infrastructure Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (22)(23)

Operations:
Net investment income (loss)	$(20,550)	$(1,219)	$(4,621)	$(9,140)	$32	$(27,259)	$(5,857)	$(1,493)	$(5,979)	$(226,116)
Net realized gain (loss) on security transactions	67,014	14,001	5,030	109,303	(641)	53,815	13,695	(304)	18,940	261,725
Net realized gain distributions	—	—	—	—	2,191	163,618	51,509	—	—	—
Change in unrealized appreciation (depreciation) during the period	7,702	48,588	65,982	22,327	(9,798)	(268,055)	(63,966)	5,034	21,687	1,542,489
Net increase (decrease) in net assets resulting from operations	54,166	61,370	66,391	122,490	(8,216)	(77,881)	(4,619)	3,237	34,648	1,578,098

Unit transactions:
Purchases	—	—	—	452	—	301	—	200	—	8,026
Net transfers	(50,742)	22,820	21,114	(35,552)	4,387	169,502	32,861	90	(144)	20,369,847
Surrenders for benefit payments and fees	(162,739)	(60,658)	(194,595)	(169,633)	(93,409)	(433,297)	(30,660)	(34,882)	(107,661)	(3,286,425)
Other transactions	—	2,666	65	(4)	—	297	—	—	(5)	(1,472)
Death benefits	(752)	—	(562)	(10,026)	(12,870)	(12,648)	—	—	—	(319,208)
Net annuity transactions	—	—	—	—	—	1,040	—	—	—	1,538,078
Net increase (decrease) in net assets resulting from unit transactions	(214,233)	(35,172)	(173,978)	(214,763)	(101,892)	(274,805)	2,201	(34,592)	(107,810)	18,308,846
Net increase (decrease) in net assets	(160,067)	26,198	(107,587)	(92,273)	(110,108)	(352,686)	(2,418)	(31,355)	(73,162)	19,886,944

Net assets:
Beginning of period	1,083,988	406,621	1,721,285	1,514,341	188,034	2,054,694	429,431	113,720	415,567	—
End of period	$923,921	$432,819	$1,613,698	$1,422,068	$77,926	$1,702,008	$427,013	$82,365	$342,405	$19,886,944

(22) Funded as of April 25, 2014.
(23) Merged with Morgan Stanley Global Infrastructure Portfolio. Change effective April 28, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Period Ended December 31, 2014

	HIMCO VIT Index Fund	HIMCO VIT American Funds Bond Fund	HIMCO VIT American Funds Global Growth Fund	HIMCO VIT American Funds Global Small Capitalization Fund	HIMCO VIT American Funds Growth Fund	HIMCO VIT American Funds Growth-Income Fund	HIMCO VIT American Funds International Fund
	Sub-Account (24)(25)	Sub-Account (26)(27)	Sub-Account (28)(29)	Sub-Account (30)(31)	Sub-Account (32)(33)	Sub-Account (34)(35)	Sub-Account (36)(37)

Operations:
Net investment income (loss)	$(64,292)	$(12,564)	$(804)	$(2,191)	$(9,890)	$(5,802)	$(8,043)
Net realized gain (loss) on security transactions	171,635	(238)	414	373	4,370	1,965	2,123
Net realized gain distributions	—	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	1,556,312	6,092	24,240	63,538	367,974	189,725	106,014
Net increase (decrease) in net assets resulting from operations	1,663,655	(6,710)	23,850	61,720	362,454	185,888	100,094

Unit transactions:
Purchases	10,495	—	50	—	—	—	—
Net transfers	18,014,151	5,944,242	351,888	1,003,608	4,363,336	2,584,814	3,580,246
Surrenders for benefit payments and fees	(982,916)	(53,312)	(4,570)	(5,777)	(34,195)	(21,537)	(31,626)
Other transactions	30	(1)	—	—	(2)	—	—
Death benefits	(117,087)	(53,868)	—	—	(17,304)	—	(12,076)
Net annuity transactions	19,669	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	16,944,342	5,837,061	347,368	997,831	4,311,835	2,563,277	3,536,544
Net increase (decrease) in net assets	18,607,997	5,830,351	371,218	1,059,551	4,674,289	2,749,165	3,636,638

Net assets:
Beginning of period	—	—	—	—	—	—	—
End of period	$18,607,997	$5,830,351	$371,218	$1,059,551	$4,674,289	$2,749,165	$3,636,638

(24) Funded as of October 17, 2014.
(25) Merged with Hartford Index HLS Fund. Change effective October 20, 2014.
(26) Merged with American Funds Bond HLS Fund. Change effective October 20, 2014.
(27) Funded as of October 17, 2014.
(28) Merged with American Funds Global Growth HLS Fund. Change effective October 20, 2014.
(29) Funded as of October 17, 2014.
(30) Merged with American Funds Global Small Capitalization HLS Fund. Change effective October 20, 2014.
(31) Funded as of October 17, 2014.
(32) Merged with American Funds Growth HLS Fund. Change effective October 20, 2014.
(33) Funded as of October 17, 2014.
(34) Merged with American Funds Growth-Income HLS Fund. Change effective October 20, 2014.
(35) Funded as of October 17, 2014.
(36) Merged with American Funds International HLS Fund. Change effective October 20, 2014.
(37) Funded as of October 17, 2014.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT THREE
Hartford Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2015

1. Organization:

Separate Account Three (the “Account”) is a separate investment account established by Hartford Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

AB VPS Balanced Wealth Strategy Portfolio (Formerly AllianceBernstein VPS Balanced Wealth Strategy Portfolio), AB VPS International Value Portfolio (Formerly AllianceBernstein VPS International Value Portfolio), AB VPS Small/Mid Cap Value Portfolio (Formerly AllianceBernstein VPS Small/Mid Cap Value Portfolio), AB VPS Value Portfolio (Formerly AllianceBernstein VPS Value Portfolio), AB VPS International Growth Portfolio (Formerly AllianceBernstein VPS International Growth Portfolio), Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Wells Fargo VT Omega Growth Fund (Formerly Wells Fargo Advantage VT Omega Growth Fund), Fidelity® VIP Equity-Income Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS® Core Equity Fund (Merged with MFS® Core Equity Portfolio), MFS® Growth Fund, MFS® Investors Growth Stock Fund (Merged with MFS® Massachusetts Investors Growth Stock Portfolio), MFS® Investors Trust Fund, MFS® Total Return Fund, MFS® Value Fund, Invesco V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, Morgan Stanley Money Market Portfolio, Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio, UIF Global Franchise Portfolio, Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Voyager Fund, Putnam VT Equity Income Fund, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Invesco V.I. Mid Cap Growth Fund, Wells Fargo VT Index Asset Allocation Fund (Formerly Wells Fargo Advantage VT Index Asset Allocation Fund), Wells Fargo VT Total Return Bond Fund (Formerly Wells Fargo Advantage VT Total Return Bond Fund), Wells Fargo VT Intrinsic Value Fund (Formerly Wells Fargo Advantage VT Intrinsic Value Fund), Wells Fargo VT International Equity Fund (Formerly Wells Fargo Advantage VT International Equity Fund), Wells Fargo VT Small Cap Growth Fund (Formerly Wells Fargo Advantage VT Small Cap Growth Fund), Wells Fargo VT Discovery Fund (Formerly Wells Fargo Advantage VT Discovery Fund), Wells Fargo VT Small Cap Value Fund (Formerly Wells Fargo Advantage VT Small Cap Value Fund), Wells Fargo VT Opportunity Fund (Formerly Wells Fargo Advantage VT Opportunity Fund), UIF Global Infrastructure Portfolio, HIMCO VIT Index Fund, HIMCO VIT American Funds Bond Fund, HIMCO VIT American Funds Global Growth Fund, HIMCO VIT American Funds Global Small Capitalization Fund, HIMCO VIT American Funds Growth Fund, HIMCO VIT American Funds Growth-Income Fund, HIMCO VIT American Funds International Fund, MFS® Core Equity Portfolio (Merged with MFS® Core Equity Fund), and MFS® Massachusetts Investors Growth Stock Portfolio (Merged with MFS® Investors Growth Stock Fund).

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. For 2015, these transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets. For 2014, the following transfers due to fund mergers are included in net transfers on the statements of changes in net assets:

Surviving Sub-Account	Assets Received
Hartford Global Growth HLS Fund	$2,616,150
Hartford Growth Opportunities HLS Fund	$16,375,259
HIMCO VIT Index Fund	$18,244,187
HIMCO VIT American Funds Bond Fund	$5,855,547
HIMCO VIT American Funds Global Growth Fund	$351,878
HIMCO VIT American Funds Global Small Capitalization Fund	$942,863
HIMCO VIT American Funds Growth Fund	$4,258,407
HIMCO VIT American Funds Growth-Income Fund	$2,438,653
HIMCO VIT American Funds International Fund	$3,518,262
UIF Global Infrastructure Portfolio	$21,802,405

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.\

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2015 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2015 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2015 and 2014.

g) Accounting for Uncertain Tax Positions - Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2015. The 2012 through 2015 tax years generally remain subject to examination by U.S. Federal and most state tax authorities.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
MAV Plus Benefit Charge maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
The Hartford’s Lifetime Income Builder Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder II Charge maximum of 0.75%
The Hartford’s Lifetime Income Builder Selects Charge maximum of 1.50%
The Hartford’s Lifetime Income Builder Portfolios Charge maximum of 1.50%
The Hartford’s Lifetime Income Foundation Charge maximum of 0.30%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates receive fees from the HLS and HIMCO VIT funds for services provided to these Funds. The fees received for these services are a maximum of 0.81% and 1.25%, respectively, of the Funds’ average daily net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB VPS Balanced Wealth Strategy Portfolio+	$6,061,272	$12,770,070
AB VPS International Value Portfolio+	$8,627,064	$22,709,277
AB VPS Small/Mid Cap Value Portfolio+	$3,561,669	$4,308,221
AB VPS Value Portfolio+	$3,126,618	$11,441,026
AB VPS International Growth Portfolio+	$396,610	$1,827,729
Invesco V.I. Government Securities Fund	$1,239,305	$3,047,030
Invesco V.I. High Yield Fund	$885,599	$2,497,498
Invesco V.I. International Growth Fund	$106,430	$243,999
Invesco V.I. Diversified Dividend Fund	$1,885,899	$11,050,733
Invesco V.I. Money Market Fund	$43,010,226	$44,937,404
American Funds Global Growth Fund	$4,997,878	$5,959,238
American Funds Growth Fund	$35,653,459	$32,815,268
American Funds Growth-Income Fund	$25,194,663	$30,605,688
American Funds International Fund	$5,235,877	$9,906,390
American Funds Global Small Capitalization Fund	$1,942,474	$3,206,759
Wells Fargo VT Omega Growth Fund+	$410,877	$583,250
Fidelity® VIP Equity-Income Portfolio	$9,264,646	$14,755,318
Fidelity® VIP Growth Portfolio	$2,868,912	$6,764,743
Fidelity® VIP Contrafund® Portfolio	$30,835,989	$60,230,473
Fidelity® VIP Mid Cap Portfolio	$11,812,733	$18,186,094
Fidelity® VIP Value Strategies Portfolio	$806,997	$2,811,842
Fidelity® VIP Dynamic Capital Appreciation Portfolio	$1,663,163	$3,535,344
Franklin Income VIP Fund	$406,296	$1,744,089
Franklin Small-Mid Cap Growth VIP Fund	$5,223,666	$4,046,315
Franklin Small Cap Value VIP Fund	$141,407	$240,006
Franklin Strategic Income VIP Fund	$6,077,013	$13,476,969
Franklin Mutual Shares VIP Fund	$5,857,477	$10,769,880
Templeton Developing Markets VIP Fund	$1,230,201	$1,371,979
Templeton Growth VIP Fund	$755,732	$3,094,318
Franklin Mutual Global Discovery VIP Fund	$44,224	$76,603
Templeton Global Bond VIP Fund	$171,808	$387,091
Hartford Balanced HLS Fund	$3,915,641	$10,431,145
Hartford Total Return Bond HLS Fund	$58,720,455	$140,117,376
Hartford Capital Appreciation HLS Fund	$20,210,304	$22,890,626
Hartford Dividend and Growth HLS Fund	$47,208,068	$63,477,329
Hartford Global Growth HLS Fund	$4,195,184	$2,970,736
Hartford Disciplined Equity HLS Fund	$52,306,262	$45,644,915
Hartford Growth Opportunities HLS Fund	$30,956,608	$27,801,731
Hartford High Yield HLS Fund	$5,766,871	$14,336,973
Hartford International Opportunities HLS Fund	$7,210,258	$30,844,366
Hartford Small/Mid Cap Equity HLS Fund	$1,734,791	$3,216,591
Hartford MidCap Value HLS Fund	$1,868,725	$3,285,292
Hartford Ultrashort Bond HLS Fund	$7,251,050	$23,225,608
Hartford Small Company HLS Fund	$9,486,480	$13,157,831
Hartford SmallCap Growth HLS Fund	$4,996,519	$7,598,076
Hartford Stock HLS Fund	$938,421	$5,938,577
Hartford U.S. Government Securities HLS Fund	$17,009,134	$33,673,590
Hartford Value HLS Fund	$6,057,208	$20,108,359
Lord Abbett Fundamental Equity Fund	$5,624,688	$8,364,565
Lord Abbett Calibrated Dividend Growth Fund	$2,184,053	$3,951,940
Lord Abbett Bond Debenture Fund	$6,290,435	$18,788,991
Lord Abbett Growth and Income Fund	$10,873,858	$27,005,950
Lord Abbett Classic Stock Fund	$1,394,182	$1,913,064
MFS® Core Equity Fund+	$212,897	$3,258,601
MFS® Growth Fund	$625,689	$947,036
MFS® Investors Growth Stock Fund+	$294,245	$2,662,309
MFS® Investors Trust Fund	$1,093,031	$1,997,232
MFS® Total Return Fund	$7,685,281	$15,531,676
MFS® Value Fund	$198,272	$539,878
Invesco V.I. Equity and Income Fund	$3,632,343	$5,448,501
UIF Core Plus Fixed Income Portfolio	$4,802,150	$12,133,504
UIF Emerging Markets Debt Portfolio	$474,080	$1,176,867
UIF Emerging Markets Equity Portfolio	$1,989,198	$7,663,510
UIF Growth Portfolio	$12,672,640	$16,568,038
UIF Mid Cap Growth Portfolio	$2,177,080	$3,768,468
Invesco V.I. American Value Fund	$5,648,486	$8,235,919
Morgan Stanley Mid Cap Growth Portfolio	$3,432,725	$3,211,069
Morgan Stanley Money Market Portfolio	$17,308,026	$23,192,015
Invesco V.I. Equally-Weighted S&P 500 Fund	$11,555,688	$12,793,164
UIF Small Company Growth Portfolio	$1,741,031	$1,368,019
UIF Global Franchise Portfolio	$2,250,891	$2,455,964
Oppenheimer Discovery Mid Cap Growth Fund/VA	$3,178,779	$2,120,665
Oppenheimer Capital Appreciation Fund/VA	$8,504,792	$11,662,292
Oppenheimer Global Fund/VA	$15,385,534	$36,909,515
Oppenheimer Main Street Fund®/VA	$2,022,910	$2,394,386
Oppenheimer Main Street Small Cap Fund/VA	$12,545,586	$19,423,097
Putnam VT Diversified Income Fund	$5,507,077	$11,107,587
Putnam VT Global Asset Allocation Fund	$1,663,016	$3,647,719
Putnam VT Growth and Income Fund	$383,046	$2,581,295
Putnam VT International Value Fund	$1,191,288	$2,876,507
Putnam VT International Equity Fund	$4,882,180	$12,509,926
Putnam VT Investors Fund	$1,152,697	$7,758,232
Putnam VT Multi-Cap Growth Fund	$1,728,144	$4,054,770
Putnam VT Small Cap Value Fund	$5,265,335	$9,293,029
Putnam VT George Putnam Balanced Fund	$605,244	$2,316,829
Putnam VT Voyager Fund	$1,324,283	$1,862,604
Putnam VT Equity Income Fund	$2,132,494	$4,951,230
Invesco V.I. Growth and Income Fund	$14,253,232	$16,620,118
Invesco V.I. Comstock Fund	$4,401,768	$17,902,708
Invesco V.I. American Franchise Fund	$140,163	$506,186
Invesco V.I. Mid Cap Growth Fund	$343,231	$332,171
Wells Fargo VT Index Asset Allocation Fund+	$43,886	$52,158
Wells Fargo VT Total Return Bond Fund+	$24,552	$541,687
Wells Fargo VT Intrinsic Value Fund+	$197,609	$394,314
Wells Fargo VT International Equity Fund+	$5,815	$56,680
Wells Fargo VT Small Cap Growth Fund+	$327,441	$597,856
Wells Fargo VT Discovery Fund+	$37,221	$223,018
Wells Fargo VT Small Cap Value Fund+	$1,248	$17,504
Wells Fargo VT Opportunity Fund+	$17,654	$281,955
UIF Global Infrastructure Portfolio	$2,272,502	$3,616,475
HIMCO VIT Index Fund	$2,499,673	$6,965,658
HIMCO VIT American Funds Bond Fund	$408,973	$1,480,694
HIMCO VIT American Funds Global Growth Fund	$31,138	$128,134
HIMCO VIT American Funds Global Small Capitalization Fund	$64,392	$267,384
HIMCO VIT American Funds Growth Fund	$144,422	$1,263,577
HIMCO VIT American Funds Growth-Income Fund	$117,755	$595,998
HIMCO VIT American Funds International Fund	$346,688	$874,740
MFS® Core Equity Portfolio+	$3,540,295	$533,160
MFS® Massachusetts Investors Growth Stock Portfolio+	$2,787,543	$424,169

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
AB VPS Balanced Wealth Strategy Portfolio+	189,855	835,822	(645,967)
AB VPS International Value Portfolio+	760,142	2,185,596	(1,425,454)
AB VPS Small/Mid Cap Value Portfolio+	27,764	197,310	(169,546)
AB VPS Value Portfolio+	185,363	800,603	(615,240)
AB VPS International Growth Portfolio+	46,661	200,164	(153,503)
Invesco V.I. Government Securities Fund	97,183	272,115	(174,932)
Invesco V.I. High Yield Fund	37,391	197,854	(160,463)
Invesco V.I. International Growth Fund	8,208	19,741	(11,533)
Invesco V.I. Diversified Dividend Fund	86,126	643,938	(557,812)
Invesco V.I. Money Market Fund	4,443,719	4,598,048	(154,329)
American Funds Global Growth Fund	125,622	301,539	(175,917)
American Funds Growth Fund	340,493	1,873,782	(1,533,289)
American Funds Growth-Income Fund	288,051	1,507,788	(1,219,737)
American Funds International Fund	182,285	670,798	(488,513)
American Funds Global Small Capitalization Fund	45,035	151,077	(106,042)
Wells Fargo VT Omega Growth Fund+	4,881	27,964	(23,083)
Fidelity® VIP Equity-Income Portfolio	190,079	941,217	(751,138)
Fidelity® VIP Growth Portfolio	115,764	343,532	(227,768)
Fidelity® VIP Contrafund® Portfolio	353,592	2,900,566	(2,546,974)
Fidelity® VIP Mid Cap Portfolio	152,794	836,603	(683,809)
Fidelity® VIP Value Strategies Portfolio	38,934	149,776	(110,842)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	78,353	229,053	(150,700)
Franklin Income VIP Fund	15,602	125,014	(109,412)
Franklin Small-Mid Cap Growth VIP Fund	53,766	254,281	(200,515)
Franklin Small Cap Value VIP Fund	1,162	14,237	(13,075)
Franklin Strategic Income VIP Fund	143,293	697,345	(554,052)
Franklin Mutual Shares VIP Fund	90,201	526,338	(436,137)
Templeton Developing Markets VIP Fund	15,709	67,259	(51,550)
Templeton Growth VIP Fund	29,740	197,982	(168,242)
Franklin Mutual Global Discovery VIP Fund	472	4,991	(4,519)
Templeton Global Bond VIP Fund	3,292	25,581	(22,289)
Hartford Balanced HLS Fund	1,571,223	4,383,615	(2,812,392)
Hartford Total Return Bond HLS Fund	10,058,102	52,354,607	(42,296,505)
Hartford Capital Appreciation HLS Fund	235,955	1,204,644	(968,689)
Hartford Dividend and Growth HLS Fund	2,944,979	19,503,961	(16,558,982)
Hartford Global Growth HLS Fund	951,482	953,823	(2,341)
Hartford Disciplined Equity HLS Fund	1,303,255	19,101,796	(17,798,541)
Hartford Growth Opportunities HLS Fund	2,830,178	7,635,448	(4,805,270)
Hartford High Yield HLS Fund	1,381,398	5,791,098	(4,409,700)
Hartford International Opportunities HLS Fund	2,487,736	13,999,005	(11,511,269)
Hartford Small/Mid Cap Equity HLS Fund	26,470	208,496	(182,026)
Hartford MidCap Value HLS Fund	43,369	162,458	(119,089)
Hartford Ultrashort Bond HLS Fund	5,315,072	17,980,044	(12,664,972)
Hartford Small Company HLS Fund	920,046	3,825,891	(2,905,845)
Hartford SmallCap Growth HLS Fund	722,219	2,165,244	(1,443,025)
Hartford Stock HLS Fund	335,190	3,230,036	(2,894,846)
Hartford U.S. Government Securities HLS Fund	12,661,190	26,450,156	(13,788,966)
Hartford Value HLS Fund	1,276,755	9,187,270	(7,910,515)
Lord Abbett Fundamental Equity Fund	136,209	430,472	(294,263)
Lord Abbett Calibrated Dividend Growth Fund	38,238	211,013	(172,775)
Lord Abbett Bond Debenture Fund	244,971	1,074,807	(829,836)
Lord Abbett Growth and Income Fund	310,313	1,729,226	(1,418,913)
Lord Abbett Classic Stock Fund	19,117	108,771	(89,654)
MFS® Core Equity Fund+	2,379	270,899	(268,520)
MFS® Growth Fund	27,359	68,524	(41,165)
MFS® Investors Growth Stock Fund+	4,191	231,509	(227,318)
MFS® Investors Trust Fund	23,617	125,980	(102,363)
MFS® Total Return Fund	230,486	826,652	(596,166)
MFS® Value Fund	2,620	32,105	(29,485)
Invesco V.I. Equity and Income Fund	61,439	309,308	(247,869)
UIF Core Plus Fixed Income Portfolio	262,082	823,080	(560,998)
UIF Emerging Markets Debt Portfolio	9,843	44,483	(34,640)
UIF Emerging Markets Equity Portfolio	115,239	433,253	(318,014)
UIF Growth Portfolio	163,790	1,081,291	(917,501)
UIF Mid Cap Growth Portfolio	26,058	171,955	(145,897)
Invesco V.I. American Value Fund	66,973	323,070	(256,097)
Morgan Stanley Mid Cap Growth Portfolio	7,378	121,064	(113,686)
Morgan Stanley Money Market Portfolio	1,876,073	2,559,319	(683,246)
Invesco V.I. Equally-Weighted S&P 500 Fund	88,200	422,825	(334,625)
UIF Small Company Growth Portfolio	16,573	59,073	(42,500)
UIF Global Franchise Portfolio	19,982	82,845	(62,863)
Oppenheimer Discovery Mid Cap Growth Fund/VA	163,406	125,676	37,730
Oppenheimer Capital Appreciation Fund/VA	122,965	676,189	(553,224)
Oppenheimer Global Fund/VA	322,583	1,921,772	(1,599,189)
Oppenheimer Main Street Fund®/VA	37,516	139,844	(102,328)
Oppenheimer Main Street Small Cap Fund/VA	184,014	915,639	(731,625)
Putnam VT Diversified Income Fund	131,618	543,293	(411,675)
Putnam VT Global Asset Allocation Fund	18,128	103,630	(85,502)
Putnam VT Growth and Income Fund	12,028	78,933	(66,905)
Putnam VT International Value Fund	139,917	347,244	(207,327)
Putnam VT International Equity Fund	296,049	756,138	(460,089)
Putnam VT Investors Fund	66,897	564,414	(497,517)
Putnam VT Multi-Cap Growth Fund	75,174	189,000	(113,826)
Putnam VT Small Cap Value Fund	55,250	287,065	(231,815)
Putnam VT George Putnam Balanced Fund	32,011	149,357	(117,346)
Putnam VT Voyager Fund	30,873	79,876	(49,003)
Putnam VT Equity Income Fund	74,234	189,156	(114,922)
Invesco V.I. Growth and Income Fund	130,509	693,825	(563,316)
Invesco V.I. Comstock Fund	146,403	736,697	(590,294)
Invesco V.I. American Franchise Fund	5,255	20,372	(15,117)
Invesco V.I. Mid Cap Growth Fund	13,098	15,579	(2,481)
Wells Fargo VT Index Asset Allocation Fund+	20,320	23,682	(3,362)
Wells Fargo VT Total Return Bond Fund+	4,515	302,682	(298,167)
Wells Fargo VT Intrinsic Value Fund+	14,316	204,333	(190,017)
Wells Fargo VT International Equity Fund+	342	3,922	(3,580)
Wells Fargo VT Small Cap Growth Fund+	58,691	221,926	(163,235)
Wells Fargo VT Discovery Fund+	137	8,686	(8,549)
Wells Fargo VT Small Cap Value Fund+	67	1,174	(1,107)
Wells Fargo VT Opportunity Fund+	—	14,090	(14,090)
UIF Global Infrastructure Portfolio	29,408	316,069	(286,661)
HIMCO VIT Index Fund	1,119,644	3,307,562	(2,187,918)
HIMCO VIT American Funds Bond Fund	26,073	125,483	(99,410)
HIMCO VIT American Funds Global Growth Fund	1,699	8,468	(6,769)
HIMCO VIT American Funds Global Small Capitalization Fund	4,517	21,220	(16,703)
HIMCO VIT American Funds Growth Fund	837	82,010	(81,173)
HIMCO VIT American Funds Growth-Income Fund	1,972	37,992	(36,020)
HIMCO VIT American Funds International Fund	27,554	81,461	(53,907)
MFS® Core Equity Portfolio+	313,225	46,312	266,913
MFS® Massachusetts Investors Growth Stock Portfolio+	254,912	37,867	217,045

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2014 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AllianceBernstein VPS Balanced Wealth Strategy Portfolio	145,600	812,494	(666,894)
AllianceBernstein VPS International Value Portfolio	749,525	2,367,121	(1,617,596)
AllianceBernstein VPS Small/Mid Cap Value Portfolio	79,525	410,598	(331,073)
AllianceBernstein VPS Value Portfolio	95,292	1,205,223	(1,109,931)
AllianceBernstein VPS International Growth Portfolio	97,538	264,054	(166,516)
Invesco V.I. Government Securities Fund	127,061	315,773	(188,712)
Invesco V.I. High Yield Fund	103,850	346,174	(242,324)
Invesco V.I. International Growth Fund	7,852	10,611	(2,759)
Invesco V.I. Diversified Dividend Fund	112,555	1,171,246	(1,058,691)
Invesco V.I. Money Market Fund	6,695,716	7,249,804	(554,088)
American Funds Global Growth Fund	104,230	651,359	(547,129)
American Funds Growth Fund	492,207	3,185,123	(2,692,916)
American Funds Growth-Income Fund	529,794	2,785,047	(2,255,253)
American Funds International Fund	190,617	1,087,879	(897,262)
American Funds Global Small Capitalization Fund	46,870	255,643	(208,773)
Wells Fargo Advantage VT Omega Growth Fund	6,687	45,299	(38,612)
Fidelity® VIP Equity-Income Portfolio	162,047	1,321,378	(1,159,331)
Fidelity® VIP Growth Portfolio	330,811	699,974	(369,163)
Fidelity® VIP Contrafund® Portfolio	415,409	4,533,223	(4,117,814)
Fidelity® VIP Mid Cap Portfolio	186,462	1,249,364	(1,062,902)
Fidelity® VIP Value Strategies Portfolio	41,194	256,481	(215,287)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	201,316	238,164	(36,848)
Franklin Income VIP Fund	5,576	24,453	(18,877)
Franklin Small-Mid Cap Growth VIP Fund	102,720	465,206	(362,486)
Franklin Small Cap Value VIP Fund	5,573	4,706	867
Franklin Strategic Income VIP Fund	247,761	818,601	(570,840)
Franklin Mutual Shares VIP Fund	195,602	755,410	(559,808)
Templeton Developing Markets VIP Fund	28,798	175,368	(146,570)
Templeton Growth VIP Fund	81,682	275,292	(193,610)
Franklin Mutual Global Discovery VIP Fund	11,981	8,204	3,777
Templeton Global Bond VIP Fund	11,485	9,697	1,788
Hartford Balanced HLS Fund	3,273,085	5,389,697	(2,116,612)
Hartford Total Return Bond HLS Fund	10,655,813	75,805,530	(65,149,717)
Hartford Capital Appreciation HLS Fund	475,569	1,753,093	(1,277,524)
Hartford Dividend and Growth HLS Fund	3,616,708	31,784,737	(28,168,029)
Hartford Global Research HLS Fund	30,354	215,019	(184,665)
Hartford Global Growth HLS Fund	1,236,139	1,338,502	(102,363)
Hartford Disciplined Equity HLS Fund	1,589,443	33,809,770	(32,220,327)
Hartford Growth HLS Fund	364,562	9,391,380	(9,026,818)
Hartford Growth Opportunities HLS Fund	6,384,407	11,693,376	(5,308,969)
Hartford High Yield HLS Fund	3,164,293	8,933,704	(5,769,411)
Hartford Index HLS Fund	1,619,181	11,248,493	(9,629,312)
Hartford International Opportunities HLS Fund	4,706,200	20,352,133	(15,645,933)
Hartford Small/Mid Cap Equity HLS Fund	96,243	352,324	(256,081)
Hartford MidCap Value HLS Fund	142,168	298,628	(156,460)
Hartford Ultrashort Bond HLS Fund	11,434,802	33,740,624	(22,305,822)
Hartford Small Company HLS Fund	1,359,505	4,713,396	(3,353,891)
Hartford SmallCap Growth HLS Fund	594,095	4,590,669	(3,996,574)
Hartford Stock HLS Fund	1,185,537	5,328,342	(4,142,805)
Hartford U.S. Government Securities HLS Fund	12,499,138	32,553,349	(20,054,211)
Hartford Value HLS Fund	893,191	13,583,505	(12,690,314)
American Funds Bond HLS Fund	46,052	569,561	(523,509)
American Funds Global Growth HLS Fund	52	28,950	(28,898)
American Funds Global Small Capitalization HLS Fund	6,770	98,502	(91,732)
American Funds Growth HLS Fund	13,707	361,306	(347,599)
American Funds Growth-Income HLS Fund	2,668	203,216	(200,548)
American Funds International HLS Fund	21,691	376,334	(354,643)
Lord Abbett Fundamental Equity Fund	61,934	755,707	(693,773)
Lord Abbett Calibrated Dividend Growth Fund	69,002	321,498	(252,496)
Lord Abbett Bond Debenture Fund	465,742	1,354,218	(888,476)
Lord Abbett Growth and Income Fund	203,495	2,692,668	(2,489,173)
Lord Abbett Classic Stock Fund	17,873	185,053	(167,180)
MFS® Core Equity Fund	19,277	71,593	(52,316)
MFS® Growth Fund	25,692	148,237	(122,545)
MFS® Investors Growth Stock Fund	22,716	65,094	(42,378)
MFS® Investors Trust Fund	29,753	177,320	(147,567)
MFS® Total Return Fund	286,532	1,184,056	(897,524)
MFS® Value Fund	19,331	20,397	(1,066)
Invesco V.I. Equity and Income Fund	120,868	508,783	(387,915)
UIF Core Plus Fixed Income Portfolio	396,077	1,372,421	(976,344)
UIF Emerging Markets Debt Portfolio	13,699	77,365	(63,666)
UIF Emerging Markets Equity Portfolio	235,084	638,361	(403,277)
UIF Growth Portfolio	291,291	2,137,979	(1,846,688)
UIF Mid Cap Growth Portfolio	80,353	257,516	(177,163)
Invesco V.I. American Value Fund	92,215	596,057	(503,842)
Morgan Stanley Mid Cap Growth Portfolio	43,889	253,701	(209,812)
Morgan Stanley Money Market Portfolio	2,236,588	3,311,054	(1,074,466)
Morgan Stanley Global Infrastructure Portfolio	46,095	1,072,090	(1,025,995)
Invesco V.I. Equally-Weighted S&P 500 Fund	190,764	721,057	(530,293)
UIF Small Company Growth Portfolio	64,536	110,914	(46,378)
UIF Global Franchise Portfolio	29,109	144,476	(115,367)
Oppenheimer Discovery Mid Cap Growth Fund/VA	76,046	170,723	(94,677)
Oppenheimer Capital Appreciation Fund/VA	183,324	1,028,080	(844,756)
Oppenheimer Global Fund/VA	304,196	2,616,098	(2,311,902)
Oppenheimer Main Street Fund®/VA	39,571	215,079	(175,508)
Oppenheimer Main Street Small Cap Fund/VA	230,218	1,186,417	(956,199)
Putnam VT Diversified Income Fund	307,845	758,906	(451,061)
Putnam VT Global Asset Allocation Fund	25,218	110,186	(84,968)
Putnam VT Growth and Income Fund	85,378	65,742	19,636
Putnam VT International Value Fund	300,503	495,164	(194,661)
Putnam VT International Equity Fund	311,300	918,005	(606,705)
Putnam VT Investors Fund	122,626	782,340	(659,714)
Putnam VT Multi-Cap Growth Fund	60,040	368,999	(308,959)
Putnam VT Small Cap Value Fund	118,029	469,425	(351,396)
Putnam VT George Putnam Balanced Fund	74,795	148,760	(73,965)
Putnam VT Voyager Fund	180,566	286,223	(105,657)
Putnam VT Equity Income Fund	101,391	334,988	(233,597)
Invesco V.I. Growth and Income Fund	176,857	1,105,402	(928,545)
Invesco V.I. Comstock Fund	154,173	1,229,948	(1,075,775)
Invesco V.I. American Franchise Fund	9,619	24,918	(15,299)
Invesco V.I. Mid Cap Growth Fund	6,615	18,398	(11,783)
Wells Fargo Advantage VT Index Asset Allocation Fund	14,122	34,068	(19,946)
Wells Fargo Advantage VT Total Return Bond Fund	35,728	139,074	(103,346)
Wells Fargo Advantage VT Intrinsic Value Fund	16,300	138,485	(122,185)
Wells Fargo Advantage VT International Equity Fund	338	8,113	(7,775)
Wells Fargo Advantage VT Small Cap Growth Fund	92,314	200,392	(108,078)
Wells Fargo Advantage VT Discovery Fund	1,233	1,162	71
Wells Fargo Advantage VT Small Cap Value Fund	53	2,185	(2,132)
Wells Fargo Advantage VT Opportunity Fund	3	5,664	(5,661)
UIF Global Infrastructure Portfolio	2,123,552	390,340	1,733,212
HIMCO VIT Index Fund	8,785,389	1,052,579	7,732,810
HIMCO VIT American Funds Bond Fund	522,403	9,132	513,271
HIMCO VIT American Funds Global Growth Fund	27,339	333	27,006
HIMCO VIT American Funds Global Small Capitalization Fund	92,520	493	92,027
HIMCO VIT American Funds Growth Fund	332,580	3,674	328,906
HIMCO VIT American Funds Growth-Income Fund	187,272	1,790	185,482
HIMCO VIT American Funds International Fund	357,789	3,931	353,858

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units as of and for the period ended December 31, 2015. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB VPS Balanced Wealth Strategy Portfolio+
2015	1,885,472	$13.150786	to	$15.811075	$27,258,814	0.75%	to	2.45%	2.02%	to	2.04%	(1.16)%	to	0.54%
2014	2,531,439	$13.304869	to	$15.726627	$36,867,263	0.75%	to	2.45%	2.31%	to	2.43%	4.52%	to	6.31%
2013	3,198,333	$12.729771	to	$14.793271	$44,067,057	0.75%	to	2.45%	1.82%	to	2.27%	13.46%	to	15.40%
2012	5,461,452	$11.219522	to	$12.818616	$65,909,035	0.75%	to	2.45%	1.87%	to	1.97%	10.63%	to	12.53%
2011	6,645,785	$11.391416	to	$12.906986	$71,764,615	0.75%	to	2.65%	—	to	2.27%	(5.59)%	to	(3.78)%
AB VPS International Value Portfolio+
2015	6,720,446	$10.418047	to	$13.305686	$64,236,830	0.75%	to	2.70%	2.21%	to	2.25%	(0.33)%	to	1.64%
2014	8,145,900	$10.250283	to	$13.349315	$77,052,934	0.75%	to	2.70%	2.18%	to	3.13%	(8.95)%	to	(7.16)%
2013	9,763,496	$11.040717	to	$14.699331	$99,970,386	0.75%	to	2.65%	4.75%	to	6.22%	19.52%	to	21.81%
2012	19,282,359	$9.063687	to	$12.298405	$163,898,336	0.75%	to	2.65%	1.32%	to	1.41%	11.21%	to	13.34%
2011	21,686,937	$7.996803	to	$11.058787	$163,784,891	0.75%	to	2.65%	3.85%	to	5.13%	(21.55)%	to	(20.04)%
AB VPS Small/Mid Cap Value Portfolio+
2015	870,420	$20.295187	to	$25.069506	$16,380,010	0.75%	to	2.65%	0.42%	to	0.52%	(8.16)%	to	(6.40)%
2014	1,039,966	$21.682602	to	$27.297415	$21,105,703	0.75%	to	2.65%	0.44%	to	0.47%	6.10%	to	8.13%
2013	1,371,039	$20.051917	to	$25.728586	$25,838,715	0.75%	to	2.65%	0.36%	to	0.64%	34.04%	to	36.61%
2012	2,051,592	$14.678471	to	$19.194614	$28,407,777	0.75%	to	2.65%	0.28%	to	0.41%	15.37%	to	17.58%
2011	2,504,848	$12.483330	to	$16.637043	$29,667,108	0.75%	to	2.65%	—	to	0.26%	(11.01)%	to	(9.30)%
AB VPS Value Portfolio+
2015	2,649,781	$13.846769	to	$18.206480	$33,905,103	0.75%	to	2.65%	1.78%	to	1.89%	(9.60)%	to	(7.86)%
2014	3,265,021	$15.028554	to	$20.139748	$45,651,120	0.75%	to	2.65%	1.34%	to	1.46%	7.88%	to	9.95%
2013	4,374,952	$13.668974	to	$18.669017	$55,889,756	0.75%	to	2.65%	1.89%	to	2.04%	32.93%	to	35.47%
2012	8,662,694	$10.089941	to	$14.044706	$82,321,666	0.75%	to	2.65%	1.56%	to	1.93%	12.52%	to	14.68%
2011	11,053,341	$8.798492	to	$12.481891	$92,172,540	0.75%	to	2.65%	0.78%	to	1.16%	(6.29)%	to	(4.50)%
AB VPS International Growth Portfolio+
2015	566,773	$8.399662	to	$14.773588	$4,513,461	0.75%	to	2.65%	0.05%	to	0.06%	(4.73)%	to	(2.91)%
2014	720,276	$8.651005	to	$15.507732	$6,004,419	0.75%	to	2.65%	—	to	—	(3.99)%	to	(2.15)%
2013	886,792	$8.841249	to	$16.152775	$7,538,512	0.75%	to	2.65%	0.64%	to	0.74%	10.36%	to	12.47%
2012	1,447,334	$7.860671	to	$14.636537	$10,988,655	0.75%	to	2.65%	1.35%	to	1.45%	12.22%	to	14.38%
2011	1,789,987	$6.872697	to	$13.042261	$11,943,636	0.75%	to	2.65%	2.69%	to	2.83%	(18.24)%	to	(16.67)%
Invesco V.I. Government Securities Fund
2015	817,106	$9.642760	to	$10.287142	$8,149,221	1.50%	to	2.85%	1.96%	to	2.10%	(2.75)%	to	(1.43)%
2014	992,038	$9.915475	to	$10.436234	$10,109,799	1.50%	to	2.85%	2.80%	to	2.96%	0.96%	to	2.33%
2013	1,180,750	$9.820931	to	$10.198135	$11,836,872	1.50%	to	2.85%	2.66%	to	3.90%	(5.58)%	to	(4.30)%
2012	1,550,012	$10.401808	to	$10.656446	$16,347,534	1.50%	to	2.85%	2.92%	to	3.02%	(0.65)%	to	0.70%
2011	2,043,418	$10.470217	to	$10.582701	$21,523,290	1.50%	to	2.85%	—	to	—	4.70%	to	5.83%
Invesco V.I. High Yield Fund
2015	704,411	$10.600835	to	$11.418085	$7,831,243	1.30%	to	2.85%	4.67%	to	5.75%	(5.89)%	to	(4.42)%
2014	864,874	$11.264023	to	$11.945739	$10,125,602	1.30%	to	2.85%	4.08%	to	4.61%	(1.13)%	to	0.41%
2013	1,107,198	$11.392973	to	$11.896653	$12,986,273	1.30%	to	2.85%	4.60%	to	5.13%	4.00%	to	5.63%
2012	1,417,799	$10.954583	to	$11.262984	$15,820,202	1.30%	to	2.85%	5.09%	to	5.12%	13.88%	to	15.66%
2011	1,727,044	$9.619164	to	$9.737940	$16,748,984	1.30%	to	2.85%	—	to	—	(3.81)%	to	(2.62)%
Invesco V.I. International Growth Fund
2015	78,785	$11.028699	to	$11.290875	$887,298	1.00%	to	1.30%	1.22%	to	1.29%	(3.87)%	to	(3.58)%
2014	90,318	$11.473137	to	$11.710671	$1,055,574	1.00%	to	1.30%	1.37%	to	1.38%	(1.20)%	to	(0.91)%
2013	93,077	$11.612802	to	$11.817709	$1,098,067	1.00%	to	1.30%	1.06%	to	1.08%	17.19%	to	17.54%
2012	106,094	$9.909800	to	$10.054472	$1,065,264	1.00%	to	1.30%	1.33%	to	1.37%	13.77%	to	14.11%
2011	107,756	$8.710644	to	$8.811351	$948,572	1.00%	to	1.30%	1.12%	to	1.16%	(8.19)%	to	(7.92)%
Invesco V.I. Diversified Dividend Fund
2015	2,901,147	$15.152039	to	$16.519903	$47,296,863	1.30%	to	2.85%	1.65%	to	1.82%	(1.04)%	to	0.75%
2014	3,458,959	$15.312044	to	$16.397210	$56,131,603	1.30%	to	2.85%	1.51%	to	1.63%	9.37%	to	11.37%
2013	4,517,650	$13.999762	to	$14.723123	$66,018,702	1.30%	to	2.85%	2.14%	to	3.58%	27.09%	to	29.34%
2012	5,490,061	$11.015290	to	$11.382896	$62,188,170	1.30%	to	2.85%	1.84%	to	1.93%	15.04%	to	17.19%
2011	6,602,494	$9.574800	to	$9.712980	$63,991,765	1.30%	to	2.85%	—	to	—	(4.25)%	to	(2.87)%
Invesco V.I. Money Market Fund
2015	3,104,189	$9.401631	to	$9.812003	$29,904,594	0.75%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.74)%
2014	3,258,518	$9.628967	to	$9.884782	$31,831,772	0.75%	to	2.40%	0.01%	to	0.01%	(2.36)%	to	(0.73)%
2013	3,812,606	$9.861578	to	$9.957895	$37,798,153	0.75%	to	2.40%	0.01%	to	0.01%	(1.38)%	to	(0.42)%
American Funds Global Growth Fund
2015	1,417,924	$2.632444	to	$21.837710	$24,974,513	1.30%	to	2.85%	1.01%	to	1.15%	3.93%	to	5.56%
2014	1,593,841	$2.493894	to	$21.011536	$26,953,602	1.30%	to	2.85%	1.12%	to	1.17%	(0.56)%	to	0.99%
2013	2,140,970	$2.469409	to	$21.130260	$36,105,541	1.30%	to	2.85%	1.22%	to	2.06%	25.55%	to	27.51%
2012	2,816,437	$1.936644	to	$16.830177	$37,458,032	1.30%	to	2.85%	0.96%	to	1.08%	19.12%	to	20.98%
2011	3,395,209	$1.600797	to	$14.128659	$38,050,062	1.30%	to	2.85%	0.58%	to	1.10%	(11.45)%	to	(10.06)%
American Funds Growth Fund
2015	8,168,563	$2.198808	to	$23.832271	$132,791,045	1.30%	to	2.85%	0.58%	to	0.58%	3.86%	to	5.48%
2014	9,701,852	$2.084619	to	$22.947533	$150,790,094	1.30%	to	2.85%	0.71%	to	0.78%	5.46%	to	7.11%
2013	12,394,768	$1.946294	to	$21.759453	$180,758,727	1.30%	to	2.85%	0.85%	to	0.96%	26.45%	to	28.42%
2012	16,189,639	$1.515544	to	$17.208192	$182,970,591	1.30%	to	2.85%	0.75%	to	0.81%	14.58%	to	16.37%
2011	20,348,343	$1.302357	to	$15.018465	$199,614,005	1.30%	to	2.85%	0.54%	to	0.67%	(6.97)%	to	(5.51)%
American Funds Growth-Income Fund
2015	6,169,689	$1.960791	to	$21.262565	$117,002,012	1.30%	to	2.85%	1.25%	to	1.28%	(1.40)%	to	0.14%
2014	7,389,426	$1.957970	to	$21.563654	$140,792,471	1.30%	to	2.85%	1.01%	to	1.27%	7.53%	to	9.21%
2013	9,644,679	$1.792918	to	$20.054357	$168,000,478	1.30%	to	2.85%	0.99%	to	1.43%	29.75%	to	31.78%
2012	12,585,583	$1.360573	to	$15.456025	$164,643,394	1.30%	to	2.85%	1.49%	to	1.58%	14.18%	to	15.97%
2011	15,741,364	$1.173261	to	$13.536212	$179,282,344	1.30%	to	2.85%	1.42%	to	1.43%	(4.59)%	to	(3.10)%
American Funds International Fund
2015	2,703,249	$1.941823	to	$15.506348	$34,953,775	1.30%	to	2.85%	1.37%	to	1.45%	(7.21)%	to	(5.76)%
2014	3,191,762	$2.060495	to	$16.711217	$43,919,637	1.30%	to	2.85%	1.06%	to	1.32%	(5.39)%	to	(3.91)%
2013	4,089,024	$2.144357	to	$17.663102	$58,387,358	1.30%	to	2.85%	1.09%	to	1.36%	18.22%	to	20.06%
2012	5,413,431	$1.786016	to	$14.941037	$63,751,033	1.30%	to	2.85%	1.51%	to	1.54%	14.60%	to	16.38%
2011	6,961,481	$1.534576	to	$13.038067	$71,526,671	1.30%	to	2.85%	1.61%	to	1.79%	(16.39)%	to	(15.08)%
American Funds Global Small Capitalization Fund
2015	604,105	$2.567014	to	$21.512388	$11,886,755	1.30%	to	2.85%	—	to	—	(2.55)%	to	(1.03)%
2014	710,147	$2.593713	to	$22.075893	$14,059,524	1.30%	to	2.85%	0.12%	to	0.12%	(0.75)%	to	0.80%
2013	918,920	$2.573031	to	$22.242127	$18,368,180	1.30%	to	2.85%	0.29%	to	0.88%	24.68%	to	26.62%
2012	1,253,007	$2.032043	to	$17.839852	$19,223,575	1.30%	to	2.85%	1.25%	to	1.34%	14.86%	to	16.65%
2011	1,532,597	$1.741965	to	$15.531967	$20,479,653	1.30%	to	2.85%	1.25%	to	1.40%	(21.42)%	to	(20.19)%
Wells Fargo VT Omega Growth Fund+
2015	81,776	$18.642609	to	$19.957208	$1,592,384	1.15%	to	2.40%	—	to	—	(1.06)%	to	0.19%
2014	104,859	$18.842238	to	$19.920292	$2,050,396	1.15%	to	2.40%	—	to	—	1.40%	to	2.68%
2013	143,471	$18.581799	to	$19.400901	$2,743,153	1.15%	to	2.40%	0.12%	to	0.13%	36.57%	to	38.28%
2012	184,516	$13.606107	to	$14.029736	$2,561,880	1.15%	to	2.40%	—	to	—	17.54%	to	19.01%
2011	216,524	$11.576024	to	$11.788274	$2,535,732	1.15%	to	2.40%	—	to	—	(7.78)%	to	(6.62)%
Fidelity® VIP Equity-Income Portfolio
2015	3,033,509	$15.728413	to	$19.805598	$44,148,179	0.75%	to	2.70%	2.84%	to	2.98%	(6.79)%	to	(4.95)%
2014	3,784,647	$16.548180	to	$21.248336	$58,306,105	0.75%	to	2.70%	2.44%	to	2.69%	5.59%	to	7.67%
2013	4,943,978	$15.369493	to	$20.123493	$71,149,085	0.75%	to	2.70%	1.93%	to	2.33%	24.42%	to	26.87%
2012	7,873,762	$12.114138	to	$16.173323	$89,916,855	0.75%	to	2.70%	2.67%	to	2.98%	13.94%	to	16.18%
2011	9,752,337	$10.426975	to	$14.194812	$96,421,077	0.75%	to	2.70%	2.32%	to	2.47%	(2.03)%	to	(0.10)%
Fidelity® VIP Growth Portfolio
2015	1,056,595	$20.661849	to	$24.392581	$20,304,949	0.75%	to	2.70%	0.03%	to	0.03%	4.06%	to	6.11%
2014	1,284,363	$19.472927	to	$23.441676	$23,399,351	0.75%	to	2.70%	—	to	—	8.06%	to	10.18%
2013	1,653,526	$17.673176	to	$21.694064	$27,444,009	0.75%	to	2.70%	0.04%	to	0.05%	32.38%	to	34.98%
2012	3,290,966	$13.092760	to	$16.387763	$40,555,290	0.75%	to	2.70%	0.31%	to	0.36%	11.36%	to	13.55%
2011	3,257,118	$11.530588	to	$14.716451	$35,588,924	0.75%	to	2.70%	0.12%	to	0.14%	(2.70)%	to	(0.78)%
Fidelity® VIP Contrafund® Portfolio
2015	10,851,224	$20.805337	to	$22.195989	$209,027,103	0.75%	to	2.70%	0.76%	to	0.80%	(2.26)%	to	(0.33)%
2014	13,398,198	$20.875230	to	$22.709193	$260,873,296	0.75%	to	2.70%	0.68%	to	1.05%	8.68%	to	10.82%
2013	17,516,012	$18.837029	to	$20.895412	$309,675,644	0.75%	to	2.70%	0.59%	to	0.88%	27.47%	to	29.97%
2012	28,797,388	$14.492862	to	$16.392891	$394,673,248	0.75%	to	2.70%	1.03%	to	1.14%	13.05%	to	15.27%
2011	34,768,858	$12.572635	to	$14.500794	$415,815,519	0.75%	to	2.70%	0.73%	to	0.85%	(5.38)%	to	(3.51)%
Fidelity® VIP Mid Cap Portfolio
2015	2,928,290	$21.262265	to	$22.591009	$57,602,305	0.75%	to	2.70%	0.25%	to	0.25%	(4.25)%	to	(2.36)%
2014	3,612,099	$21.776994	to	$23.593679	$73,279,424	0.75%	to	2.70%	0.02%	to	0.03%	3.21%	to	5.24%
2013	4,675,001	$20.692786	to	$22.860601	$90,489,841	0.75%	to	2.70%	0.25%	to	0.29%	32.25%	to	34.85%
2012	7,316,349	$15.344540	to	$17.285596	$105,346,954	0.75%	to	2.70%	0.37%	to	0.40%	11.51%	to	13.71%
2011	8,854,514	$13.494815	to	$15.501125	$112,915,561	0.75%	to	2.70%	0.02%	to	0.02%	(13.23)%	to	(11.52)%
Fidelity® VIP Value Strategies Portfolio
2015	331,454	$17.838981	to	$27.383313	$5,718,497	0.75%	to	2.70%	0.85%	to	0.88%	(5.77)%	to	(3.91)%
2014	442,296	$18.565570	to	$29.060046	$7,921,746	0.75%	to	2.70%	0.72%	to	0.80%	3.68%	to	5.72%
2013	657,583	$17.561540	to	$28.029835	$11,125,813	0.75%	to	2.70%	0.42%	to	0.72%	26.72%	to	29.21%
2012	990,570	$13.591300	to	$22.119855	$12,743,430	0.75%	to	2.70%	0.38%	to	0.45%	23.68%	to	26.12%
2011	1,019,981	$10.776854	to	$17.884524	$10,442,095	0.75%	to	2.70%	0.64%	to	0.83%	(11.46)%	to	(9.72)%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2015	349,832	$15.560550	to	$25.795642	$5,170,972	0.75%	to	2.65%	0.61%	to	0.62%	(1.62)%	to	0.27%
2014	500,532	$15.518699	to	$26.219871	$7,415,204	0.75%	to	2.65%	0.20%	to	0.21%	7.77%	to	9.83%
2013	537,380	$12.738293	to	$14.129404	$7,296,736	0.75%	to	2.40%	0.09%	to	0.13%	34.98%	to	37.22%
2012	492,899	$9.437406	to	$10.296883	$4,878,077	0.75%	to	2.40%	0.56%	to	0.88%	19.35%	to	21.33%
2011	282,667	$7.907296	to	$8.486346	$2,330,637	0.75%	to	2.40%	—	to	—	(5.08)%	to	(3.49)%
Franklin Income VIP Fund
2015	198,981	$12.847375	to	$13.153007	$2,601,143	1.00%	to	1.30%	4.75%	to	4.84%	(8.35)%	to	(8.07)%
2014	308,393	$14.017169	to	$14.307628	$4,389,262	1.00%	to	1.30%	4.73%	to	4.79%	3.17%	to	3.48%
2013	327,270	$13.586188	to	$13.826165	$4,504,927	1.00%	to	1.30%	6.11%	to	6.15%	12.38%	to	12.72%
2012	330,941	$12.089034	to	$12.265726	$4,044,496	1.00%	to	1.30%	6.13%	to	6.22%	11.11%	to	11.44%
2011	333,625	$10.880501	to	$11.006459	$3,662,744	1.00%	to	1.30%	5.58%	to	5.60%	0.96%	to	1.27%
Franklin Small-Mid Cap Growth VIP Fund
2015	1,170,769	$1.885939	to	$22.999750	$15,957,232	1.30%	to	2.85%	—	to	—	(5.39)%	to	(3.91)%
2014	1,371,284	$1.962775	to	$24.310895	$19,506,770	1.30%	to	2.85%	—	to	—	4.45%	to	6.08%
2013	1,733,770	$1.850212	to	$23.274741	$23,295,919	1.30%	to	2.85%	—	to	—	34.28%	to	36.37%
2012	2,191,630	$1.356754	to	$17.333549	$21,352,705	1.30%	to	2.85%	—	to	—	7.74%	to	9.42%
2011	2,769,160	$1.239954	to	$16.088785	$25,026,693	1.30%	to	2.85%	—	to	—	(7.51)%	to	(6.06)%
Franklin Small Cap Value VIP Fund
2015	40,646	$15.217357	to	$15.579506	$631,306	1.00%	to	1.30%	0.54%	to	0.57%	(8.71)%	to	(8.44)%
2014	53,721	$16.670010	to	$17.015591	$911,392	1.00%	to	1.30%	0.46%	to	0.47%	(0.82)%	to	(0.52)%
2013	52,854	$16.807858	to	$17.104876	$902,048	1.00%	to	1.30%	1.18%	to	1.18%	34.37%	to	34.77%
2012	59,656	$12.508989	to	$12.691933	$755,818	1.00%	to	1.30%	0.65%	to	0.69%	16.74%	to	17.09%
2011	60,993	$10.715206	to	$10.839361	$660,492	1.00%	to	1.30%	0.56%	to	0.58%	(5.11)%	to	(4.83)%
Franklin Strategic Income VIP Fund
2015	2,146,034	$1.990835	to	$14.274519	$38,777,646	1.30%	to	2.85%	5.96%	to	6.52%	(6.33)%	to	(4.86)%
2014	2,700,086	$2.092629	to	$15.238831	$51,386,777	1.30%	to	2.85%	5.91%	to	6.10%	(0.75)%	to	0.80%
2013	3,270,926	$2.075988	to	$15.353771	$62,789,065	1.30%	to	2.85%	4.87%	to	6.52%	0.61%	to	2.19%
2012	4,273,143	$2.031588	to	$15.260068	$81,403,803	1.30%	to	2.85%	7.13%	to	10.01%	9.94%	to	11.66%
2011	5,098,617	$1.819437	to	$13.879831	$88,660,688	1.30%	to	2.85%	5.25%	to	5.92%	(0.11)%	to	1.45%
Franklin Mutual Shares VIP Fund
2015	2,136,849	$12.901695	to	$17.501400	$38,568,724	1.00%	to	2.85%	2.65%	to	3.44%	(7.61)%	to	(5.99)%
2014	2,572,986	$13.724472	to	$18.942652	$49,799,140	1.00%	to	2.85%	1.87%	to	2.06%	4.11%	to	5.98%
2013	3,132,794	$12.950382	to	$18.194494	$58,313,141	1.00%	to	2.85%	1.95%	to	2.31%	24.66%	to	26.78%
2012	3,999,638	$10.214946	to	$14.595381	$59,638,157	1.00%	to	2.85%	1.70%	to	2.00%	11.04%	to	13.06%
2011	4,968,556	$9.034795	to	$13.144834	$66,483,632	1.00%	to	2.85%	2.26%	to	2.96%	(3.82)%	to	(2.10)%
Templeton Developing Markets VIP Fund
2015	340,950	$2.094429	to	$12.229204	$5,121,896	1.30%	to	2.85%	2.35%	to	2.54%	(21.69)%	to	(20.46)%
2014	392,500	$2.633339	to	$15.616404	$7,513,026	1.30%	to	2.85%	1.45%	to	1.71%	(10.67)%	to	(9.28)%
2013	539,070	$2.902585	to	$17.482158	$11,451,967	1.30%	to	2.85%	2.06%	to	2.25%	(3.52)%	to	(2.02)%
2012	708,721	$2.962340	to	$18.120821	$15,635,259	1.30%	to	2.85%	1.64%	to	2.61%	10.22%	to	11.94%
2011	855,812	$2.646401	to	$16.440986	$16,805,497	1.30%	to	2.85%	1.25%	to	1.45%	(18.04)%	to	(16.76)%
Templeton Growth VIP Fund
2015	749,038	$11.119593	to	$16.400418	$10,375,491	1.00%	to	2.85%	2.58%	to	2.67%	(9.12)%	to	(7.48)%
2014	917,280	$12.017938	to	$18.045385	$13,764,384	1.00%	to	2.85%	1.24%	to	1.36%	(5.55)%	to	(3.85)%
2013	1,110,890	$12.498834	to	$19.105145	$17,556,778	1.00%	to	2.85%	2.08%	to	2.57%	27.15%	to	29.34%
2012	1,615,621	$9.663708	to	$15.025989	$19,167,651	1.00%	to	2.85%	1.90%	to	1.96%	17.67%	to	19.82%
2011	2,063,386	$8.065299	to	$12.769965	$20,669,682	1.00%	to	2.85%	1.28%	to	1.32%	(9.59)%	to	(8.07)%
Franklin Mutual Global Discovery VIP Fund
2015	30,676	$13.553096	to	$13.875496	$422,101	1.00%	to	1.30%	2.58%	to	2.60%	(4.99)%	to	(4.70)%
2014	35,195	$14.264268	to	$14.559821	$509,152	1.00%	to	1.30%	1.91%	to	4.30%	4.23%	to	4.55%
2013	31,418	$13.684999	to	$13.926688	$437,285	1.00%	to	1.30%	1.90%	to	1.96%	25.88%	to	26.26%
2012	38,838	$10.871629	to	$11.030518	$428,172	1.00%	to	1.30%	2.56%	to	2.74%	11.80%	to	12.14%
2011	38,572	$9.723818	to	$9.836390	$379,213	1.00%	to	1.30%	2.18%	to	2.75%	(4.33)%	to	(4.04)%
Templeton Global Bond VIP Fund
2015	91,312	$13.795116	to	$14.123254	$1,280,982	1.00%	to	1.30%	7.67%	to	7.75%	(5.63)%	to	(5.34)%
2014	113,601	$14.617491	to	$14.920344	$1,685,989	1.00%	to	1.30%	4.78%	to	4.88%	0.38%	to	0.68%
2013	111,813	$14.562132	to	$14.819300	$1,649,863	1.00%	to	1.30%	4.45%	to	4.51%	0.22%	to	0.53%
2012	114,076	$14.529591	to	$14.741891	$1,675,724	1.00%	to	1.30%	6.10%	to	6.37%	13.48%	to	13.82%
2011	116,598	$12.803269	to	$12.951447	$1,505,343	1.00%	to	1.30%	5.49%	to	5.71%	(2.24)%	to	(1.94)%
Hartford Balanced HLS Fund
2015	16,252,241	$1.834460	to	$19.046884	$34,841,221	0.75%	to	2.70%	0.94%	to	1.94%	(2.49)%	to	(0.57)%
2014	19,064,633	$1.844993	to	$19.593127	$41,923,743	0.75%	to	2.65%	1.53%	to	1.87%	6.92%	to	8.97%
2013	21,181,245	$1.693116	to	$18.325111	$42,372,638	0.75%	to	2.65%	1.08%	to	1.96%	18.02%	to	20.28%
2012	27,519,801	$1.407604	to	$15.527004	$46,881,825	0.75%	to	2.65%	2.71%	to	2.80%	9.09%	to	11.18%
2011	30,126,236	$1.266006	to	$14.232758	$46,438,966	0.75%	to	2.65%	1.64%	to	3.01%	(0.81)%	to	1.09%
Hartford Total Return Bond HLS Fund
2015	184,317,754	$2.049512	to	$12.537921	$487,397,463	0.75%	to	2.70%	1.42%	to	3.04%	(3.24)%	to	(1.33)%
2014	226,614,259	$2.077135	to	$12.957181	$600,301,501	0.75%	to	2.70%	3.15%	to	3.22%	3.07%	to	5.10%
2013	291,763,976	$1.976410	to	$12.603646	$722,686,855	0.75%	to	2.65%	4.24%	to	4.39%	(3.94)%	to	(2.10)%
2012	254,032,634	$2.018825	to	$13.121114	$603,732,869	0.75%	to	2.65%	3.99%	to	4.61%	4.73%	to	6.73%
2011	283,663,325	$1.891466	to	$12.529041	$634,968,710	0.75%	to	2.65%	0.21%	to	0.28%	4.19%	to	6.19%
Hartford Capital Appreciation HLS Fund
2015	4,212,367	$18.838936	to	$23.259818	$73,471,543	0.75%	to	2.65%	0.88%	to	0.97%	(1.63)%	to	0.26%
2014	5,181,056	$18.789702	to	$23.644147	$90,858,781	0.75%	to	2.65%	0.85%	to	0.94%	4.50%	to	6.51%
2013	6,458,580	$17.642063	to	$22.625944	$107,626,143	0.75%	to	2.65%	0.95%	to	1.16%	35.44%	to	38.04%
2012	6,985,647	$12.780410	to	$16.704995	$83,839,708	0.75%	to	2.65%	1.36%	to	1.73%	15.25%	to	17.45%
2011	8,462,928	$10.881142	to	$14.495182	$87,279,646	0.75%	to	2.65%	0.70%	to	1.23%	(13.73)%	to	(12.07)%
Hartford Dividend and Growth HLS Fund
2015	71,467,317	$2.713886	to	$20.475445	$221,214,572	0.75%	to	2.70%	1.73%	to	5.24%	(3.79)%	to	(1.90)%
2014	88,026,299	$2.766335	to	$21.282182	$278,215,532	0.75%	to	2.70%	1.67%	to	1.75%	9.95%	to	12.12%
2013	116,194,328	$2.467388	to	$19.405426	$324,117,243	0.75%	to	2.65%	1.47%	to	2.20%	28.48%	to	30.94%
2012	187,922,381	$1.884399	to	$15.104414	$401,660,718	0.75%	to	2.65%	2.11%	to	2.59%	10.62%	to	12.74%
2011	223,595,777	$1.671386	to	$13.653929	$426,049,774	0.75%	to	2.65%	1.93%	to	2.77%	(1.33)%	to	0.56%
Hartford Global Growth HLS Fund
2015	4,027,539	$2.064124	to	$22.661555	$12,524,619	0.75%	to	2.65%	0.49%	to	0.50%	5.21%	to	7.23%
2014	4,029,880	$1.924928	to	$21.538692	$11,028,083	0.75%	to	2.65%	0.49%	to	0.51%	4.00%	to	5.99%
2013	4,132,243	$1.816121	to	$20.711072	$10,078,551	0.75%	to	2.65%	0.71%	to	0.74%	32.73%	to	35.28%
2012	6,136,835	$1.342516	to	$15.603493	$10,087,638	0.75%	to	2.65%	0.39%	to	0.56%	20.18%	to	22.48%
2011	7,310,361	$1.096068	to	$12.983312	$9,773,916	0.75%	to	2.65%	0.03%	to	0.04%	(16.14)%	to	(14.53)%
Hartford Disciplined Equity HLS Fund
2015	57,794,503	$2.173776	to	$24.883735	$141,733,369	0.75%	to	2.65%	0.68%	to	0.76%	4.04%	to	6.04%
2014	75,593,044	$2.050024	to	$23.917253	$172,390,882	0.75%	to	2.65%	0.56%	to	0.64%	13.14%	to	15.31%
2013	107,813,371	$1.777782	to	$21.138854	$209,139,718	0.75%	to	2.65%	1.34%	to	1.85%	32.27%	to	34.80%
2012	174,236,751	$1.318796	to	$15.981739	$243,023,429	0.75%	to	2.65%	1.58%	to	1.86%	14.55%	to	16.74%
2011	223,050,985	$1.129674	to	$13.952267	$265,972,586	0.75%	to	2.65%	1.13%	to	2.80%	(1.49)%	to	0.40%
Hartford Growth Opportunities HLS Fund
2015	26,470,003	$3.280131	to	$26.608796	$97,575,356	0.75%	to	2.70%	0.13%	to	0.13%	8.76%	to	10.90%
2014	31,275,273	$2.957713	to	$24.465652	$103,079,040	0.75%	to	2.70%	0.15%	to	0.18%	11.10%	to	13.29%
2013	36,584,242	$2.610723	to	$22.020532	$103,051,646	0.75%	to	2.70%	0.01%	to	0.01%	32.13%	to	34.73%
2012	46,586,169	$1.937740	to	$16.665811	$91,736,573	0.75%	to	2.70%	—	to	—	23.48%	to	25.91%
2011	58,007,847	$1.538976	to	$13.496611	$89,363,566	0.75%	to	2.70%	—	to	—	(11.30)%	to	(9.55)%
Hartford High Yield HLS Fund
2015	12,382,539	$2.181169	to	$18.847016	$28,377,561	0.75%	to	2.65%	6.14%	to	6.44%	(6.81)%	to	(5.02)%
2014	16,792,239	$2.296441	to	$20.223849	$40,402,819	0.75%	to	2.65%	7.44%	to	9.56%	(0.10)%	to	1.81%
2013	22,561,650	$2.255581	to	$20.244969	$51,648,104	0.75%	to	2.65%	7.61%	to	7.87%	3.65%	to	5.64%
2012	41,228,975	$2.135257	to	$19.532530	$88,284,781	0.75%	to	2.65%	8.85%	to	10.47%	11.32%	to	13.46%
2011	45,075,007	$1.881989	to	$17.545780	$85,293,313	0.75%	to	2.65%	9.42%	to	9.54%	1.96%	to	3.91%
Hartford International Opportunities HLS Fund
2015	49,433,683	$1.807059	to	$16.646662	$103,117,131	0.75%	to	2.70%	1.36%	to	1.39%	(0.84)%	to	1.12%
2014	60,944,952	$1.787129	to	$16.787470	$125,057,963	0.75%	to	2.70%	0.65%	to	2.12%	(6.44)%	to	(4.59)%
2013	76,590,885	$1.873156	to	$17.987985	$162,185,035	0.75%	to	2.65%	1.77%	to	2.22%	18.37%	to	20.64%
2012	88,120,008	$1.552645	to	$15.195948	$151,315,132	0.75%	to	2.65%	1.88%	to	2.27%	17.05%	to	19.30%
2011	109,715,175	$1.301482	to	$12.982010	$159,414,100	0.75%	to	2.65%	0.04%	to	0.08%	(16.23)%	to	(14.62)%
Hartford Small/Mid Cap Equity HLS Fund
2015	424,280	$14.425465	to	$25.157472	$6,161,155	0.75%	to	2.65%	1.17%	to	1.22%	(7.23)%	to	(5.45)%
2014	606,306	$15.256377	to	$27.117136	$9,278,313	0.75%	to	2.65%	1.50%	to	1.77%	2.47%	to	4.44%
2013	862,387	$14.608165	to	$26.463124	$12,431,841	0.75%	to	2.65%	1.33%	to	1.81%	33.92%	to	36.48%
2012	1,718,375	$10.703208	to	$19.760799	$17,801,615	0.75%	to	2.65%	0.56%	to	0.57%	12.84%	to	15.01%
2011	1,221,788	$9.306563	to	$17.511714	$11,079,465	0.75%	to	2.65%	—	to	—	(3.72)%	to	(1.87)%
Hartford MidCap Value HLS Fund
2015	318,304	$17.603548	to	$19.550455	$5,946,932	0.75%	to	2.65%	0.56%	to	0.57%	(3.80)%	to	(1.95)%
2014	437,393	$18.298149	to	$19.939237	$8,385,851	0.75%	to	2.65%	0.62%	to	0.69%	5.39%	to	7.41%
2013	593,853	$17.363025	to	$18.564105	$10,676,059	0.75%	to	2.65%	1.20%	to	1.26%	31.19%	to	33.70%
2012	508,217	$13.235223	to	$13.884610	$6,920,442	0.75%	to	2.65%	1.20%	to	1.20%	21.69%	to	24.02%
2011	551,078	$10.876518	to	$11.195539	$6,093,144	0.75%	to	2.65%	0.01%	to	0.01%	(10.95)%	to	(9.24)%
Hartford Ultrashort Bond HLS Fund
2015	35,349,569	$1.166551	to	$8.314209	$44,711,207	0.75%	to	2.65%	0.23%	to	0.35%	(2.49)%	to	(0.62)%
2014	48,014,541	$1.173812	to	$8.526629	$60,759,060	0.75%	to	2.65%	—	to	—	(2.52)%	to	(0.64)%
2013	70,320,363	$1.181432	to	$8.746879	$90,448,618	0.75%	to	2.65%	—	to	—	(2.62)%	to	(0.74)%
2012	104,792,387	$1.190255	to	$8.981782	$136,103,610	0.75%	to	2.65%	—	to	—	(2.62)%	to	(0.75)%
2011	128,612,936	$1.199199	to	$9.223002	$170,183,551	0.75%	to	2.65%	—	to	—	(2.62)%	to	(0.75)%
Hartford Small Company HLS Fund
2015	10,658,311	$2.601408	to	$22.097889	$31,712,218	0.75%	to	2.65%	—	to	—	(10.61)%	to	(8.90)%
2014	13,564,156	$2.855498	to	$24.721812	$44,499,580	0.75%	to	2.65%	—	to	—	4.27%	to	6.27%
2013	16,918,047	$2.686991	to	$23.709195	$51,929,550	0.75%	to	2.65%	0.10%	to	0.10%	40.61%	to	43.30%
2012	21,669,481	$1.875066	to	$16.862065	$45,314,531	0.75%	to	2.65%	—	to	—	12.62%	to	14.78%
2011	28,096,942	$1.633676	to	$14.973029	$52,247,495	0.75%	to	2.65%	—	to	—	(5.89)%	to	(4.08)%
Hartford SmallCap Growth HLS Fund
2015	6,802,672	$2.798359	to	$29.572946	$20,911,250	0.75%	to	2.70%	0.08%	to	0.08%	(3.20)%	to	(1.29)%
2014	8,245,697	$2.834928	to	$30.549521	$25,900,450	0.75%	to	2.70%	0.06%	to	0.07%	3.02%	to	5.04%
2013	12,242,271	$2.698799	to	$29.655347	$37,405,899	0.75%	to	2.70%	0.33%	to	0.39%	41.02%	to	43.79%
2012	19,668,095	$1.876921	to	$21.029882	$37,822,393	0.75%	to	2.70%	—	to	—	14.27%	to	16.52%
2011	23,144,496	$1.610827	to	$18.403649	$38,423,970	0.75%	to	2.70%	—	to	—	(1.28)%	to	0.66%
Hartford Stock HLS Fund
2015	8,542,799	$1.709314	to	$23.853605	$16,954,346	0.75%	to	2.65%	1.82%	to	1.93%	0.06%	to	1.98%
2014	11,437,645	$1.676202	to	$23.840129	$21,721,950	0.75%	to	2.65%	1.44%	to	1.77%	8.40%	to	10.47%
2013	15,580,450	$1.517272	to	$21.993573	$26,188,515	0.75%	to	2.65%	1.57%	to	1.94%	28.79%	to	31.26%
2012	21,564,594	$1.155940	to	$17.077059	$28,705,195	0.75%	to	2.65%	1.71%	to	2.09%	11.39%	to	13.53%
2011	25,281,078	$1.018186	to	$15.330329	$30,109,816	0.75%	to	2.65%	1.34%	to	2.16%	(3.68)%	to	(1.83)%
Hartford U.S. Government Securities HLS Fund
2015	74,376,182	$1.327733	to	$9.975646	$91,472,903	0.75%	to	2.65%	1.77%	to	1.77%	(1.09)%	to	0.80%
2014	88,165,148	$1.317145	to	$10.085981	$108,216,847	0.75%	to	2.65%	2.25%	to	2.46%	0.13%	to	2.05%
2013	108,219,359	$1.290740	to	$10.073293	$129,977,972	0.75%	to	2.65%	2.04%	to	2.42%	(4.25)%	to	(2.42)%
2012	188,092,808	$1.322709	to	$10.520796	$231,525,940	0.75%	to	2.65%	2.74%	to	3.28%	0.98%	to	2.92%
2011	197,642,933	$1.285166	to	$10.418250	$237,619,463	0.75%	to	2.65%	2.70%	to	2.73%	2.13%	to	4.09%
Hartford Value HLS Fund
2015	30,714,242	$2.178576	to	$19.871301	$62,943,121	0.75%	to	2.70%	1.47%	to	1.58%	(5.66)%	to	(3.81)%
2014	38,624,757	$2.264770	to	$21.064438	$82,231,209	0.75%	to	2.70%	1.39%	to	1.55%	8.40%	to	10.53%
2013	51,315,071	$2.048935	to	$19.432263	$98,754,841	0.75%	to	2.70%	1.59%	to	1.77%	28.43%	to	30.96%
2012	73,443,388	$1.564597	to	$15.130819	$107,470,519	0.75%	to	2.70%	2.07%	to	2.35%	13.87%	to	16.11%
2011	96,755,614	$1.347487	to	$13.287624	$122,070,420	0.75%	to	2.70%	1.59%	to	1.89%	(4.57)%	to	(2.69)%
Lord Abbett Fundamental Equity Fund
2015	1,840,273	$19.111824	to	$19.202238	$32,982,088	0.75%	to	2.65%	1.15%	to	1.24%	(5.97)%	to	(4.17)%
2014	2,134,536	$19.942472	to	$20.421449	$40,114,543	0.75%	to	2.65%	0.42%	to	0.46%	4.34%	to	6.34%
2013	2,828,309	$18.753311	to	$19.572025	$50,242,082	0.75%	to	2.65%	0.13%	to	0.24%	32.21%	to	34.75%
2012	2,210,313	$12.229320	to	$13.917621	$29,389,122	0.75%	to	2.40%	0.49%	to	0.49%	7.96%	to	9.76%
2011	2,657,910	$11.288900	to	$12.680534	$32,347,937	0.75%	to	2.45%	0.18%	to	0.20%	(6.80)%	to	(5.20)%
Lord Abbett Calibrated Dividend Growth Fund
2015	763,767	$18.545788	to	$19.273995	$13,398,133	0.75%	to	2.65%	1.65%	to	1.71%	(4.69)%	to	(2.86)%
2014	936,542	$19.092495	to	$20.223045	$17,006,746	0.75%	to	2.65%	1.56%	to	1.66%	8.63%	to	10.71%
2013	1,189,038	$17.245839	to	$18.617257	$19,566,291	0.75%	to	2.65%	0.47%	to	1.07%	24.58%	to	26.97%
2012	1,692,371	$13.582544	to	$14.943523	$22,229,657	0.75%	to	2.65%	2.77%	to	2.91%	9.52%	to	11.62%
2011	2,046,712	$12.169054	to	$13.645105	$24,180,655	0.75%	to	2.65%	2.63%	to	2.77%	(2.43)%	to	(0.55)%
Lord Abbett Bond Debenture Fund
2015	2,889,486	$17.120902	to	$17.522954	$46,955,431	0.75%	to	2.70%	3.14%	to	3.81%	(4.15)%	to	(2.27)%
2014	3,719,322	$17.862911	to	$17.929310	$62,197,244	0.75%	to	2.70%	4.15%	to	4.31%	1.57%	to	3.57%
2013	4,607,798	$17.311795	to	$17.632098	$74,934,823	0.75%	to	2.65%	3.23%	to	3.28%	5.34%	to	7.36%
2012	7,687,924	$16.124338	to	$16.737563	$117,575,253	0.75%	to	2.65%	5.45%	to	21.03%	9.59%	to	11.69%
2011	7,900,693	$14.436308	to	$15.272632	$108,855,860	0.75%	to	2.65%	5.40%	to	6.43%	1.65%	to	3.60%
Lord Abbett Growth and Income Fund
2015	6,706,437	$15.348920	to	$17.938792	$96,064,855	0.75%	to	2.65%	1.15%	to	1.19%	(5.40)%	to	(3.59)%
2014	8,125,350	$15.920309	to	$18.963752	$121,497,260	0.75%	to	2.65%	0.66%	to	0.79%	4.84%	to	6.85%
2013	10,614,523	$14.899909	to	$18.088652	$149,487,822	0.75%	to	2.65%	0.42%	to	0.82%	32.35%	to	34.88%
2012	15,724,254	$11.046512	to	$13.667382	$165,419,905	0.75%	to	2.65%	0.90%	to	1.01%	9.16%	to	11.25%
2011	18,828,618	$9.929407	to	$12.520793	$178,962,117	0.75%	to	2.65%	0.69%	to	0.92%	(8.54)%	to	(6.78)%
Lord Abbett Classic Stock Fund
2015	358,358	$17.877975	to	$18.026782	$6,007,242	0.75%	to	2.65%	0.77%	to	1.21%	(3.50)%	to	(1.65)%
2014	448,012	$18.328389	to	$18.525969	$7,667,307	0.75%	to	2.65%	0.58%	to	0.60%	6.29%	to	8.33%
2013	615,192	$16.919769	to	$17.430130	$9,793,777	0.75%	to	2.65%	0.74%	to	1.15%	26.46%	to	28.88%
2012	1,122,816	$13.128073	to	$13.783116	$14,009,560	0.75%	to	2.65%	0.78%	to	0.89%	12.08%	to	14.23%
2011	1,434,322	$11.492642	to	$12.297444	$15,747,984	0.75%	to	2.65%	0.65%	to	0.79%	(10.55)%	to	(8.84)%
MFS® Growth Fund
2015	362,180	$2.291465	to	$24.639804	$4,269,910	1.30%	to	2.85%	0.16%	to	0.16%	4.54%	to	6.17%
2014	403,345	$2.158301	to	$23.570428	$4,513,463	1.30%	to	2.85%	0.10%	to	0.11%	5.88%	to	7.54%
2013	525,890	$2.007013	to	$22.260667	$5,526,429	1.30%	to	2.85%	0.19%	to	0.21%	33.01%	to	35.09%
2012	655,656	$1.485737	to	$16.736210	$4,936,552	1.30%	to	2.85%	—	to	—	14.09%	to	15.87%
2011	751,074	$1.282234	to	$14.669322	$4,926,661	1.30%	to	2.85%	0.06%	to	0.20%	(3.13)%	to	(1.61)%
MFS® Investors Trust Fund
2015	368,973	$1.938503	to	$20.207870	$5,423,988	1.30%	to	2.85%	0.91%	to	0.92%	(2.60)%	to	(1.08)%
2014	471,336	$1.959607	to	$20.747067	$6,977,528	1.30%	to	2.85%	0.74%	to	0.94%	7.89%	to	9.57%
2013	618,903	$1.788419	to	$19.230308	$8,392,253	1.30%	to	2.85%	1.08%	to	1.09%	28.34%	to	30.35%
2012	795,229	$1.372045	to	$14.983391	$8,300,905	1.30%	to	2.85%	0.88%	to	0.89%	15.84%	to	17.64%
2011	1,080,000	$1.166272	to	$12.935045	$9,592,378	1.30%	to	2.85%	0.92%	to	0.95%	(4.93)%	to	(3.45)%
MFS® Total Return Fund
2015	3,282,108	$13.960667	to	$15.940455	$57,861,833	1.00%	to	2.85%	2.15%	to	2.88%	(3.17)%	to	(1.57)%
2014	3,878,274	$14.183164	to	$16.462385	$69,812,360	1.00%	to	2.85%	1.62%	to	1.98%	5.45%	to	7.16%
2013	4,775,798	$13.235589	to	$15.611507	$80,986,063	1.00%	to	2.85%	1.14%	to	1.94%	15.70%	to	17.56%
2012	6,054,778	$11.258871	to	$13.492782	$87,769,480	1.00%	to	2.85%	2.89%	to	2.93%	8.13%	to	9.83%
2011	7,537,602	$10.251134	to	$12.478151	$99,974,897	1.00%	to	2.85%	2.03%	to	2.89%	(1.09)%	to	0.57%
MFS® Value Fund
2015	114,377	$15.443259	to	$15.810367	$1,799,756	1.00%	to	1.30%	1.95%	to	2.10%	(2.21)%	to	(1.92)%
2014	143,862	$15.792848	to	$16.119827	$2,311,030	1.00%	to	1.30%	1.34%	to	1.74%	8.78%	to	9.11%
2013	144,928	$14.518301	to	$14.774501	$2,137,071	1.00%	to	1.30%	0.95%	to	0.96%	33.85%	to	34.25%
2012	170,107	$10.847092	to	$11.005461	$1,869,208	1.00%	to	1.30%	1.45%	to	1.48%	14.39%	to	14.73%
2011	186,833	$9.482867	to	$9.592508	$1,790,259	1.00%	to	1.30%	1.24%	to	1.26%	(1.75)%	to	(1.46)%
Invesco V.I. Equity and Income Fund
2015	1,323,387	$13.657459	to	$17.190726	$20,851,747	1.30%	to	2.85%	2.35%	to	2.44%	(5.32)%	to	(3.56)%
2014	1,571,256	$14.161035	to	$18.157293	$25,852,620	1.30%	to	2.85%	1.59%	to	1.70%	5.71%	to	7.63%
2013	1,959,171	$13.157576	to	$17.176225	$30,176,040	1.30%	to	2.85%	1.45%	to	1.56%	21.38%	to	23.57%
2012	2,356,998	$10.648053	to	$14.267041	$29,875,777	1.30%	to	2.65%	1.80%	to	1.81%	9.45%	to	11.12%
2011	3,005,025	$9.582239	to	$13.035227	$35,086,755	1.30%	to	2.65%	0.28%	to	1.65%	(4.18)%	to	(3.88)%
UIF Core Plus Fixed Income Portfolio
2015	3,310,922	$1.455853	to	$12.236198	$45,198,452	1.30%	to	2.85%	3.30%	to	3.56%	(3.44)%	to	(1.93)%
2014	3,871,920	$1.484566	to	$12.672419	$54,463,860	1.30%	to	2.85%	2.96%	to	3.00%	4.83%	to	6.46%
2013	4,848,264	$1.394451	to	$12.089085	$64,113,379	1.30%	to	2.85%	2.30%	to	4.78%	(3.12)%	to	(1.60)%
2012	4,420,378	$1.417185	to	$12.478134	$66,149,572	1.30%	to	2.85%	4.52%	to	4.79%	6.37%	to	8.03%
2011	5,329,815	$1.311877	to	$11.731281	$74,587,511	1.30%	to	2.85%	3.05%	to	3.84%	2.68%	to	4.28%
UIF Emerging Markets Debt Portfolio
2015	157,732	$2.291468	to	$14.616555	$3,672,676	1.30%	to	2.85%	5.22%	to	5.33%	(3.89)%	to	(2.39)%
2014	192,372	$2.347625	to	$15.208700	$4,626,785	1.30%	to	2.85%	5.43%	to	5.53%	0.04%	to	1.60%
2013	256,038	$2.310689	to	$15.203249	$6,204,952	1.30%	to	2.85%	1.79%	to	3.40%	(11.31)%	to	(9.93)%
2012	329,084	$2.565377	to	$17.142709	$8,997,184	1.30%	to	2.85%	2.87%	to	2.89%	14.65%	to	16.44%
2011	378,696	$2.203209	to	$14.952414	$9,125,440	1.30%	to	2.85%	3.54%	to	3.71%	4.03%	to	5.65%
UIF Emerging Markets Equity Portfolio
2015	1,274,103	$14.655139	to	$15.685255	$19,108,129	0.75%	to	2.85%	0.73%	to	0.78%	(13.20)%	to	(11.37)%
2014	1,592,117	$16.884299	to	$17.698337	$27,220,148	0.75%	to	2.85%	0.33%	to	0.51%	(7.17)%	to	(5.27)%
2013	1,995,394	$18.188999	to	$18.682484	$36,158,069	0.75%	to	2.85%	1.15%	to	1.48%	(3.80)%	to	(1.84)%
2012	3,373,902	$18.908418	to	$19.032629	$62,206,062	0.75%	to	2.85%	—	to	—	16.58%	to	18.95%
2011	4,189,707	$16.001148	to	$16.218618	$65,587,960	0.75%	to	2.85%	0.32%	to	0.37%	(20.52)%	to	(18.85)%
UIF Growth Portfolio
2015	5,141,271	$14.597292	to	$15.271311	$77,855,820	1.30%	to	2.85%	—	to	—	8.82%	to	10.79%
2014	6,058,772	$13.413842	to	$13.784028	$83,085,435	1.30%	to	2.85%	—	to	—	3.11%	to	4.99%
2013	7,905,460	$13.009597	to	$13.129316	$103,611,058	1.30%	to	2.85%	—	to	—	30.10%	to	31.29%
UIF Mid Cap Growth Portfolio
2015	375,796	$21.526425	to	$23.477293	$7,615,370	0.75%	to	2.70%	—	to	—	(8.49)%	to	(6.69)%
2014	521,693	$23.070246	to	$25.656623	$11,362,087	0.75%	to	2.70%	—	to	—	(0.87)%	to	1.08%
2013	698,856	$22.823685	to	$25.882254	$15,066,281	0.75%	to	2.70%	0.24%	to	0.28%	33.83%	to	36.46%
2012	1,501,541	$16.725853	to	$19.379649	$23,924,115	0.75%	to	2.65%	—	to	—	5.65%	to	7.68%
2011	2,660,370	$15.532996	to	$18.342565	$39,343,495	0.75%	to	2.65%	0.24%	to	0.29%	(9.60)%	to	(7.87)%
Invesco V.I. American Value Fund
2015	1,277,777	$20.704063	to	$23.347367	$28,833,786	0.75%	to	2.85%	0.01%	to	0.34%	(11.68)%	to	(10.04)%
2014	1,533,874	$23.013806	to	$26.435568	$38,432,128	0.75%	to	2.85%	0.18%	to	0.45%	6.67%	to	8.66%
2013	2,037,716	$21.179622	to	$24.782999	$46,607,906	0.75%	to	2.85%	0.41%	to	0.76%	30.50%	to	32.93%
2012	2,779,000	$15.932646	to	$18.990959	$47,707,166	0.75%	to	2.85%	0.62%	to	0.72%	14.01%	to	16.20%
2011	3,187,933	$13.711234	to	$16.656920	$48,137,707	0.75%	to	2.85%	0.50%	to	0.60%	(1.91)%	to	0.07%
Morgan Stanley Mid Cap Growth Portfolio
2015	568,951	$2.541568	to	$23.426514	$13,927,940	1.30%	to	2.65%	—	to	—	(9.25)%	to	(7.80)%
2014	682,637	$2.756448	to	$25.813637	$17,903,694	1.30%	to	2.65%	—	to	—	(1.85)%	to	(0.26)%
2013	892,449	$2.763681	to	$26.300801	$22,954,442	1.30%	to	2.65%	0.06%	to	0.32%	33.77%	to	35.91%
2012	1,123,075	$2.033394	to	$19.661426	$20,443,800	1.30%	to	2.65%	—	to	—	5.40%	to	7.11%
2011	1,433,978	$1.898469	to	$18.653289	$23,702,092	1.30%	to	2.65%	0.15%	to	0.35%	(9.61)%	to	(8.17)%
Morgan Stanley Money Market Portfolio
2015	3,831,444	$0.990356	to	$8.177491	$33,877,866	1.30%	to	2.85%	0.01%	to	0.01%	(2.80)%	to	(1.28)%
2014	4,514,690	$1.003168	to	$8.413078	$39,761,854	1.30%	to	2.85%	0.01%	to	0.01%	(2.80)%	to	(1.28)%
2013	5,589,156	$1.016224	to	$8.655315	$50,064,172	1.30%	to	2.85%	0.01%	to	0.01%	(2.80)%	to	(1.28)%
2012	6,559,834	$1.029389	to	$8.904673	$64,282,061	1.30%	to	2.85%	0.01%	to	0.01%	(2.80)%	to	(1.28)%
2011	7,612,303	$1.042742	to	$9.161003	$76,314,588	1.30%	to	2.85%	0.01%	to	0.01%	(2.80)%	to	(1.28)%
Invesco V.I. Equally-Weighted S&P 500 Fund
2015	2,036,026	$2.509567	to	$25.780834	$48,924,454	1.30%	to	2.85%	1.33%	to	1.36%	(5.65)%	to	(3.93)%
2014	2,370,651	$2.612359	to	$27.325076	$60,966,702	1.30%	to	2.85%	1.09%	to	1.39%	10.42%	to	12.41%
2013	2,900,944	$2.323911	to	$24.746789	$68,244,360	1.30%	to	2.85%	1.57%	to	1.75%	31.32%	to	33.67%
2012	3,596,009	$1.738574	to	$18.844201	$63,201,975	1.30%	to	2.85%	1.48%	to	1.76%	13.54%	to	15.58%
2011	4,465,349	$1.504281	to	$16.597517	$69,235,149	1.30%	to	2.85%	1.46%	to	1.68%	(3.45)%	to	(1.65)%
UIF Small Company Growth Portfolio
2015	251,734	$19.093019	to	$22.086293	$4,604,790	1.50%	to	2.85%	—	to	—	(12.33)%	to	(11.14)%
2014	294,234	$21.485475	to	$25.191732	$6,130,805	1.50%	to	2.85%	—	to	—	(16.28)%	to	(15.14)%
2013	340,612	$25.320088	to	$30.091498	$8,395,548	1.50%	to	2.85%	—	to	—	66.53%	to	68.78%
2012	497,439	$15.001498	to	$18.070110	$7,216,190	1.50%	to	2.85%	—	to	—	11.49%	to	13.00%
2011	688,501	$13.275667	to	$16.208523	$8,830,654	1.50%	to	2.85%	4.13%	to	4.19%	(11.28)%	to	(10.07)%
UIF Global Franchise Portfolio
2015	331,563	$21.123831	to	$30.257827	$9,116,642	1.50%	to	2.85%	2.04%	to	2.10%	3.22%	to	4.62%
2014	394,426	$20.465619	to	$28.921675	$10,451,513	1.50%	to	2.85%	2.12%	to	2.25%	1.57%	to	2.95%
2013	509,793	$20.148565	to	$28.091786	$13,204,104	1.50%	to	2.85%	2.45%	to	2.61%	16.30%	to	17.88%
2012	657,251	$17.324545	to	$23.830805	$14,639,859	1.50%	to	2.85%	2.01%	to	2.11%	12.34%	to	13.87%
2011	910,607	$15.420912	to	$20.927961	$17,926,006	1.50%	to	2.85%	3.28%	to	3.68%	5.99%	to	7.43%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2015	357,908	$17.122202	to	$25.784201	$5,836,323	0.75%	to	2.65%	—	to	—	3.57%	to	5.55%
2014	320,178	$16.221440	to	$24.896342	$4,945,094	0.75%	to	2.65%	—	to	—	2.77%	to	4.74%
2013	414,855	$15.487884	to	$24.226466	$6,137,799	0.75%	to	2.65%	—	to	—	32.08%	to	34.61%
2012	807,227	$11.505511	to	$18.341793	$8,751,374	0.75%	to	2.65%	—	to	—	13.13%	to	15.30%
2011	979,561	$9.978975	to	$16.213177	$9,248,078	0.75%	to	2.65%	—	to	—	(1.80)%	to	0.08%
Oppenheimer Capital Appreciation Fund/VA
2015	2,009,889	$17.812432	to	$23.084162	$33,140,543	0.75%	to	2.70%	—	to	—	0.52%	to	2.50%
2014	2,563,113	$17.378669	to	$22.965685	$41,529,024	0.75%	to	2.70%	0.18%	to	0.19%	12.06%	to	14.27%
2013	3,407,869	$15.208776	to	$20.493814	$48,558,909	0.75%	to	2.70%	0.74%	to	0.80%	25.99%	to	28.46%
2012	6,491,493	$11.839081	to	$16.266769	$72,518,537	0.75%	to	2.70%	0.40%	to	0.41%	10.78%	to	12.96%
2011	8,130,277	$10.481103	to	$14.684394	$80,876,826	0.75%	to	2.70%	—	to	0.11%	(4.00)%	to	(2.11)%
Oppenheimer Global Fund/VA
2015	6,522,773	$19.042232	to	$21.121837	$115,697,932	0.75%	to	2.70%	1.06%	to	1.07%	0.91%	to	2.90%
2014	8,121,962	$18.506001	to	$20.931410	$140,844,364	0.75%	to	2.70%	—	to	0.87%	(0.66)%	to	1.29%
2013	10,433,864	$18.269664	to	$21.124717	$179,623,326	0.75%	to	2.65%	0.81%	to	1.24%	23.67%	to	26.04%
2012	16,392,910	$14.494808	to	$17.081030	$225,078,149	0.75%	to	2.65%	1.92%	to	2.03%	17.79%	to	20.05%
2011	19,867,832	$12.074238	to	$14.501290	$228,529,623	0.75%	to	2.65%	0.24%	to	1.10%	(10.92)%	to	(9.21)%
Oppenheimer Main Street Fund®/VA
2015	473,241	$18.397354	to	$22.199455	$7,805,348	0.75%	to	2.70%	0.65%	to	0.66%	0.36%	to	2.34%
2014	575,569	$17.977375	to	$22.120031	$9,283,288	0.75%	to	2.70%	0.57%	to	0.58%	7.46%	to	9.58%
2013	751,077	$16.406337	to	$20.584350	$11,128,860	0.75%	to	2.70%	0.85%	to	0.96%	27.94%	to	30.46%
2012	1,157,085	$12.576051	to	$16.088947	$13,289,962	0.75%	to	2.70%	0.66%	to	0.67%	13.50%	to	15.74%
2011	1,234,565	$10.865981	to	$14.174802	$12,287,835	0.75%	to	2.70%	—	to	0.59%	(2.97)%	to	(1.06)%
Oppenheimer Main Street Small Cap Fund/VA
2015	2,673,928	$20.354358	to	$25.584050	$50,904,346	0.75%	to	2.65%	0.63%	to	0.74%	(8.55)%	to	(6.80)%
2014	3,405,553	$21.838371	to	$27.976192	$70,081,240	0.75%	to	2.65%	0.62%	to	0.65%	8.74%	to	10.82%
2013	4,361,752	$19.706083	to	$25.663354	$81,069,396	0.75%	to	2.70%	0.49%	to	0.71%	36.88%	to	39.57%
2012	7,868,618	$14.118832	to	$18.786863	$104,568,493	0.75%	to	2.65%	0.34%	to	0.41%	14.59%	to	16.79%
2011	10,477,828	$12.088944	to	$16.394229	$119,914,224	0.75%	to	2.65%	0.21%	to	0.40%	(4.94)%	to	(3.11)%
Putnam VT Diversified Income Fund
2015	1,463,340	$17.249985	to	$24.548990	$27,673,113	0.75%	to	2.70%	9.27%	to	10.62%	(4.94)%	to	(3.07)%
2014	1,875,015	$18.147034	to	$25.326735	$37,115,654	0.75%	to	2.70%	7.81%	to	8.81%	(2.33)%	to	(0.40)%
2013	2,326,076	$18.626547	to	$25.429077	$47,690,027	0.75%	to	2.65%	3.81%	to	4.31%	4.99%	to	7.01%
2012	4,594,422	$17.740592	to	$23.763861	$93,902,667	0.75%	to	2.65%	5.75%	to	6.81%	8.61%	to	10.69%
2011	4,527,898	$16.334348	to	$21.468467	$83,588,565	0.75%	to	2.65%	8.69%	to	9.93%	(5.70)%	to	(3.89)%
Putnam VT Global Asset Allocation Fund
2015	250,274	$20.039359	to	$55.794783	$7,647,798	0.75%	to	2.65%	2.21%	to	2.22%	(2.45)%	to	(0.58)%
2014	335,776	$20.542038	to	$56.117736	$10,699,107	0.75%	to	2.65%	2.34%	to	2.43%	6.56%	to	8.61%
2013	420,744	$19.277165	to	$51.671303	$12,520,805	0.75%	to	2.65%	1.80%	to	2.11%	16.37%	to	18.60%
2012	711,088	$11.718110	to	$43.567673	$19,223,295	0.75%	to	2.40%	0.73%	to	0.74%	11.49%	to	13.35%
2011	814,633	$10.510319	to	$38.438002	$17,979,747	0.75%	to	2.40%	4.27%	to	4.56%	(2.78)%	to	(1.16)%
Putnam VT Growth and Income Fund
2015	125,196	$19.957036	to	$75.350417	$4,028,459	0.75%	to	2.65%	1.84%	to	3.07%	(9.95)%	to	(8.22)%
2014	192,101	$22.161391	to	$82.097469	$6,688,003	0.75%	to	2.65%	0.92%	to	1.31%	7.84%	to	9.91%
2013	172,465	$20.550845	to	$74.698236	$6,304,638	0.75%	to	2.65%	0.41%	to	2.17%	32.13%	to	34.66%
2012	227,996	$15.553361	to	$55.470266	$6,312,345	0.75%	to	2.65%	0.31%	to	1.64%	16.02%	to	18.25%
2011	257,648	$13.405438	to	$46.910392	$6,198,988	0.75%	to	2.65%	—	to	1.30%	(7.14)%	to	(5.35)%
Putnam VT International Value Fund
2015	1,668,163	$7.638116	to	$13.720416	$12,127,635	0.75%	to	2.65%	1.31%	to	1.33%	(4.56)%	to	(2.73)%
2014	1,875,490	$7.852697	to	$14.376578	$14,086,717	0.75%	to	2.65%	1.39%	to	1.45%	(11.86)%	to	(10.16)%
2013	2,070,151	$7.880268	to	$8.741171	$17,433,443	0.75%	to	2.40%	0.23%	to	2.34%	19.32%	to	21.30%
2012	181,467	$6.604568	to	$7.206293	$1,269,112	0.75%	to	2.40%	2.52%	to	3.04%	18.82%	to	20.79%
2011	181,095	$5.558518	to	$5.965758	$1,053,346	0.75%	to	2.40%	2.60%	to	2.77%	(15.83)%	to	(14.43)%
Putnam VT International Equity Fund
2015	2,369,536	$14.734763	to	$23.370571	$36,360,008	0.75%	to	2.65%	0.87%	to	1.15%	(2.48)%	to	(0.61)%
2014	2,829,625	$15.109360	to	$23.513525	$43,748,263	0.75%	to	2.65%	1.05%	to	1.10%	(9.22)%	to	(7.47)%
2013	3,436,330	$16.643288	to	$25.412902	$57,224,039	0.75%	to	2.65%	1.22%	to	1.79%	24.72%	to	27.11%
2012	6,067,636	$13.344161	to	$19.992244	$85,659,021	0.75%	to	2.65%	2.19%	to	2.25%	18.73%	to	21.01%
2011	7,448,790	$11.239143	to	$16.521763	$87,303,926	0.75%	to	2.65%	0.82%	to	3.37%	(19.11)%	to	(17.56)%
Putnam VT Investors Fund
2015	1,586,658	$15.789220	to	$22.178940	$20,517,708	0.75%	to	2.65%	1.15%	to	1.20%	(4.74)%	to	(2.91)%
2014	2,084,175	$16.262141	to	$23.281549	$27,816,222	0.75%	to	2.65%	1.19%	to	1.27%	10.93%	to	13.06%
2013	2,743,889	$14.383401	to	$20.986803	$32,480,090	0.75%	to	2.65%	1.15%	to	2.03%	31.59%	to	34.11%
2012	5,621,891	$10.724710	to	$15.948315	$51,866,518	0.75%	to	2.65%	1.32%	to	1.37%	13.78%	to	15.96%
2011	7,542,511	$9.248869	to	$14.017306	$60,461,498	0.75%	to	2.65%	1.05%	to	1.13%	(2.58)%	to	(0.71)%
Putnam VT Multi-Cap Growth Fund
2015	793,029	$18.484578	to	$20.460308	$15,692,289	0.75%	to	2.65%	0.48%	to	0.53%	(2.90)%	to	(1.03)%
2014	906,855	$19.036226	to	$20.674202	$18,239,451	0.75%	to	2.65%	0.10%	to	0.33%	10.52%	to	12.64%
2013	1,215,814	$17.368559	to	$18.353989	$21,864,283	0.75%	to	2.40%	0.08%	to	0.79%	33.21%	to	35.42%
2012	174,199	$13.038869	to	$13.553343	$2,319,259	0.75%	to	2.40%	0.19%	to	0.29%	13.99%	to	15.89%
2011	198,720	$11.438389	to	$11.695236	$2,300,503	0.75%	to	2.40%	0.18%	to	0.27%	(7.34)%	to	(5.79)%
Putnam VT Small Cap Value Fund
2015	877,365	$22.802738	to	$34.338316	$25,595,407	0.75%	to	2.65%	0.90%	to	0.99%	(6.74)%	to	(4.95)%
2014	1,109,180	$24.451792	to	$36.128275	$34,487,229	0.75%	to	2.65%	0.48%	to	0.51%	0.73%	to	2.66%
2013	1,460,576	$24.274924	to	$35.191734	$44,734,879	0.75%	to	2.65%	0.78%	to	1.06%	35.96%	to	38.56%
2012	2,926,602	$17.854586	to	$25.397393	$66,978,312	0.75%	to	2.65%	0.37%	to	0.47%	14.42%	to	16.61%
2011	3,287,299	$15.604936	to	$21.779803	$65,118,244	0.75%	to	2.65%	0.05%	to	0.51%	(7.22)%	to	(5.44)%
Putnam VT George Putnam Balanced Fund
2015	351,270	$12.528314	to	$16.068049	$5,208,166	0.75%	to	2.40%	1.73%	to	3.14%	(3.48)%	to	(1.87)%
2014	468,616	$12.979394	to	$16.374109	$7,066,687	0.75%	to	2.40%	1.50%	to	1.55%	8.05%	to	9.85%
2013	542,581	$12.012039	to	$14.905794	$7,506,232	0.75%	to	2.40%	2.03%	to	2.20%	15.29%	to	17.21%
2012	1,024,797	$10.418531	to	$12.716907	$12,247,234	0.75%	to	2.40%	1.89%	to	2.00%	9.87%	to	11.69%
2011	1,179,780	$9.482857	to	$11.385479	$12,703,712	0.75%	to	2.40%	1.92%	to	2.22%	0.33%	to	2.00%
Putnam VT Voyager Fund
2015	126,118	$23.993017	to	$95.125345	$3,327,946	0.75%	to	2.65%	—	to	1.19%	(8.57)%	to	(6.81)%
2014	175,121	$10.595107	to	$102.081444	$4,830,317	0.75%	to	2.40%	0.72%	to	0.94%	7.12%	to	8.90%
2013	280,778	$9.890971	to	$93.737609	$6,889,065	0.75%	to	2.40%	1.15%	to	1.21%	40.32%	to	42.65%
2012	374,961	$7.048891	to	$65.710900	$6,876,843	0.75%	to	2.40%	0.37%	to	0.47%	11.52%	to	13.37%
2011	804,490	$15.772876	to	$57.958951	$14,282,236	0.75%	to	2.65%	—	to	—	(20.00)%	to	(18.46)%
Putnam VT Equity Income Fund
2015	649,066	$21.864636	to	$25.020101	$15,485,759	0.75%	to	2.65%	1.59%	to	2.18%	(5.58)%	to	(3.77)%
2014	763,988	$23.156507	to	$25.999530	$19,049,909	0.75%	to	2.65%	1.25%	to	1.75%	9.71%	to	11.82%
2013	997,585	$21.106196	to	$23.251514	$22,387,102	0.75%	to	2.65%	—	to	2.62%	28.95%	to	31.43%
2012	1,297,983	$16.501820	to	$17.691694	$22,441,649	0.75%	to	2.45%	2.11%	to	2.39%	16.42%	to	18.41%
2011	1,437,184	$14.174572	to	$14.940621	$21,131,608	0.75%	to	2.45%	1.79%	to	1.85%	(0.55)%	to	1.16%
Invesco V.I. Growth and Income Fund
2015	2,936,469	$18.767303	to	$24.276966	$60,086,196	0.75%	to	2.85%	2.48%	to	2.86%	(6.03)%	to	(4.04)%
2014	3,499,785	$19.971833	to	$25.297861	$76,079,420	0.75%	to	2.85%	1.44%	to	1.71%	6.88%	to	9.14%
2013	4,428,330	$18.686836	to	$23.178461	$89,403,444	0.75%	to	2.85%	0.83%	to	1.09%	30.01%	to	32.77%
2012	7,022,622	$14.372884	to	$17.457721	$110,456,827	0.75%	to	2.85%	1.25%	to	1.41%	11.14%	to	13.49%
2011	8,717,723	$12.932663	to	$15.382082	$121,436,201	0.75%	to	2.85%	0.94%	to	1.01%	(5.01)%	to	(2.99)%
Invesco V.I. Comstock Fund
2015	2,807,667	$20.647744	to	$23.859636	$60,874,591	0.75%	to	2.85%	1.63%	to	1.74%	(8.83)%	to	(6.90)%
2014	3,397,961	$22.647946	to	$25.626715	$79,819,553	0.75%	to	2.85%	1.04%	to	1.14%	6.04%	to	8.29%
2013	4,473,736	$21.358648	to	$23.665796	$98,004,794	0.75%	to	2.85%	1.09%	to	1.46%	31.85%	to	34.64%
2012	7,037,461	$16.199599	to	$17.577090	$116,297,526	0.75%	to	2.85%	1.43%	to	1.95%	15.58%	to	18.04%
2011	8,984,347	$14.015328	to	$14.891253	$126,778,055	0.75%	to	2.85%	0.66%	to	1.38%	(4.86)%	to	(2.84)%
Invesco V.I. American Franchise Fund
2015	46,359	$23.061948	to	$27.794420	$1,006,770	1.50%	to	2.65%	—	to	—	2.01%	to	3.19%
2014	61,476	$22.348913	to	$27.246689	$1,326,115	1.50%	to	2.65%	—	to	—	5.34%	to	6.56%
2013	76,775	$20.973366	to	$25.865391	$1,557,011	1.50%	to	2.65%	0.25%	to	0.25%	36.15%	to	37.72%
2012	126,158	$15.229283	to	$18.843543	$1,833,524	1.50%	to	2.85%	—	to	—	10.21%	to	11.71%
2011	169,552	$13.632928	to	$17.097515	$2,221,125	1.50%	to	2.85%	—	to	—	(9.02)%	to	(7.78)%
Invesco V.I. Mid Cap Growth Fund
2015	45,927	$19.933321	to	$25.557875	$870,223	1.50%	to	2.65%	—	to	—	(1.60)%	to	(0.46)%
2014	48,408	$20.025915	to	$25.659250	$923,921	1.50%	to	2.85%	—	to	—	4.67%	to	6.09%
2013	60,191	$18.876467	to	$24.515137	$1,083,988	1.50%	to	2.85%	0.22%	to	0.22%	32.77%	to	34.57%
2012	64,975	$14.027006	to	$18.464267	$869,985	1.50%	to	2.85%	—	to	—	8.49%	to	9.97%
2011	85,540	$12.755802	to	$17.019083	$1,055,175	1.50%	to	2.85%	—	to	—	(11.91)%	to	(10.71)%
Wells Fargo VT Index Asset Allocation Fund+
2015	224,584	$1.766205	to	$2.063474	$425,124	1.15%	to	2.40%	1.02%	to	1.03%	(1.15)%	to	0.09%
2014	227,946	$1.786808	to	$2.061600	$432,819	1.15%	to	2.40%	1.53%	to	1.53%	15.26%	to	16.71%
2013	247,892	$1.550240	to	$1.766455	$406,621	1.15%	to	2.40%	1.61%	to	1.64%	16.80%	to	18.26%
2012	271,610	$1.327305	to	$1.493657	$378,901	1.15%	to	2.40%	1.44%	to	1.45%	10.36%	to	11.74%
2011	271,996	$1.202759	to	$1.336704	$339,049	1.15%	to	2.40%	2.69%	to	2.86%	3.96%	to	5.27%
Wells Fargo VT Total Return Bond Fund+
2015	690,035	$1.429174	to	$1.669813	$1,085,935	1.15%	to	2.40%	1.29%	to	1.29%	(2.24)%	to	(1.01)%
2014	988,202	$1.461899	to	$1.686827	$1,613,698	1.15%	to	2.40%	1.36%	to	1.36%	3.09%	to	4.38%
2013	1,091,548	$1.418114	to	$1.615983	$1,721,285	1.15%	to	2.40%	1.25%	to	1.25%	(4.75)%	to	(3.55)%
2012	1,524,181	$1.488787	to	$1.675435	$2,415,585	1.15%	to	2.40%	1.45%	to	1.45%	3.59%	to	4.89%
2011	1,871,552	$1.437219	to	$1.597306	$2,830,856	1.15%	to	2.40%	2.66%	to	2.95%	5.75%	to	7.08%
Wells Fargo VT Intrinsic Value Fund+
2015	586,396	$1.589437	to	$1.857041	$1,051,324	1.15%	to	2.40%	0.83%	to	0.87%	(2.88)%	to	(1.66)%
2014	776,413	$1.636644	to	$1.888430	$1,422,068	1.15%	to	2.40%	0.76%	to	0.76%	7.70%	to	9.05%
2013	898,598	$1.519697	to	$1.731711	$1,514,341	1.15%	to	2.40%	1.02%	to	1.04%	27.22%	to	28.81%
2012	1,084,632	$1.194583	to	$1.344346	$1,417,506	1.15%	to	2.40%	1.34%	to	1.35%	16.64%	to	18.10%
2011	1,320,456	$1.024177	to	$1.138271	$1,465,444	1.15%	to	2.40%	0.43%	to	0.53%	(4.48)%	to	(3.27)%
Wells Fargo VT International Equity Fund+
2015	2,558	$12.758424	to	$13.115614	$33,210	1.15%	to	1.65%	1.31%	to	3.76%	0.13%	to	0.64%
2014	6,138	$12.344253	to	$13.032632	$77,926	1.15%	to	2.35%	1.04%	to	2.75%	(7.55)%	to	(6.44)%
2013	13,913	$13.352731	to	$13.929161	$188,034	1.15%	to	2.35%	2.12%	to	2.23%	16.75%	to	18.15%
2012	16,617	$11.437369	to	$11.788898	$191,813	1.15%	to	2.35%	1.32%	to	1.38%	10.85%	to	12.18%
2011	15,548	$10.318134	to	$10.508483	$161,247	1.15%	to	2.35%	0.11%	to	0.28%	(14.93)%	to	(13.91)%
Wells Fargo VT Small Cap Growth Fund+
2015	530,369	$2.084147	to	$2.435065	$1,257,781	1.15%	to	2.40%	—	to	—	(5.19)%	to	(3.99)%
2014	693,604	$2.198144	to	$2.536339	$1,702,008	1.15%	to	2.40%	—	to	—	(4.20)%	to	(3.00)%
2013	801,682	$2.294620	to	$2.614760	$2,054,694	1.15%	to	2.40%	—	to	—	46.67%	to	48.52%
2012	1,084,071	$1.564439	to	$1.760603	$1,859,317	1.15%	to	2.40%	—	to	—	5.31%	to	6.64%
2011	1,389,107	$1.485504	to	$1.651001	$2,231,738	1.15%	to	2.40%	—	to	—	(6.86)%	to	(5.69)%
Wells Fargo VT Discovery Fund+
2015	8,511	$22.664889	to	$25.061863	$207,161	1.15%	to	2.10%	—	to	—	(3.51)%	to	(2.59)%
2014	17,060	$23.489558	to	$25.728106	$427,013	1.15%	to	2.10%	—	to	—	(1.73)%	to	(0.79)%
2013	16,989	$23.903282	to	$25.933633	$429,431	1.15%	to	2.10%	0.01%	to	0.01%	40.82%	to	42.16%
2012	19,652	$16.974721	to	$18.242749	$350,204	1.15%	to	2.10%	—	to	—	15.29%	to	16.39%
2011	25,605	$14.723461	to	$15.673820	$392,067	1.15%	to	2.10%	—	to	—	(1.66)%	to	(0.73)%
Wells Fargo VT Small Cap Value Fund+
2015	4,227	$13.236197	to	$14.636205	$57,354	1.15%	to	2.10%	0.25%	to	0.26%	(12.49)%	to	(11.66)%
2014	5,334	$15.125555	to	$16.567183	$82,365	1.15%	to	2.10%	0.35%	to	0.41%	2.29%	to	3.26%
2013	7,466	$14.787337	to	$16.043596	$113,720	1.15%	to	2.10%	0.53%	to	0.86%	12.37%	to	13.44%
2012	8,347	$13.159565	to	$14.142622	$114,630	1.15%	to	2.10%	0.86%	to	0.92%	11.63%	to	12.69%
2011	7,173	$11.788796	to	$12.549726	$87,164	1.15%	to	2.10%	0.66%	to	0.67%	(9.19)%	to	(8.32)%
Wells Fargo VT Opportunity Fund+
2015	3,381	$17.522705	to	$19.376182	$64,516	1.15%	to	2.10%	0.11%	to	0.12%	(5.10)%	to	(4.19)%
2014	17,471	$18.464248	to	$20.224141	$342,405	1.15%	to	2.10%	0.06%	to	0.06%	8.13%	to	9.16%
2013	23,132	$17.075975	to	$18.526761	$415,567	1.15%	to	2.10%	0.14%	to	0.21%	27.97%	to	29.19%
2012	27,482	$13.344136	to	$14.341170	$384,215	1.15%	to	2.10%	0.09%	to	0.10%	13.12%	to	14.20%
2011	50,600	$11.796167	to	$12.557748	$619,394	1.15%	to	2.10%	—	to	0.12%	(7.48)%	to	(6.60)%
UIF Global Infrastructure Portfolio
2015	1,446,551	$9.506934	to	$9.798603	$14,086,001	1.30%	to	2.65%	1.78%	to	1.79%	(16.14)%	to	(14.87)%
2014	1,733,212	$11.336474	to	$11.510302	$19,886,944	1.30%	to	2.65%	—	to	—	13.36%	to	15.10%
HIMCO VIT Index Fund
2015	5,544,892	$1.797295	to	$21.760511	$14,196,369	0.75%	to	2.65%	0.36%	to	0.44%	(1.58)%	to	0.31%
2014	7,732,810	$1.791778	to	$22.109906	$18,607,997	0.75%	to	2.65%	—	to	—	4.14%	to	4.78%
HIMCO VIT American Funds Bond Fund
2015	413,861	$11.023460	to	$11.280000	$4,646,224	1.00%	to	1.30%	1.77%	to	1.82%	(1.35)%	to	(1.05)%
2014	513,271	$11.174195	to	$11.399986	$5,830,351	1.00%	to	1.30%	—	to	—	0.40%	to	0.53%
HIMCO VIT American Funds Global Growth Fund
2015	20,237	$14.221597	to	$14.552626	$293,151	1.00%	to	1.30%	0.80%	to	0.81%	5.22%	to	5.53%
2014	27,006	$13.516257	to	$13.789445	$371,218	1.00%	to	1.30%	—	to	—	(0.25)%	to	(0.15)%
HIMCO VIT American Funds Global Small Capitalization Fund
2015	75,324	$11.184490	to	$11.444872	$857,119	1.00%	to	1.30%	—	to	—	(1.32)%	to	(1.02)%
2014	92,027	$11.333888	to	$11.562991	$1,059,551	1.00%	to	1.30%	—	to	—	(2.63)%	to	(2.50)%
HIMCO VIT American Funds Growth Fund
2015	247,733	$14.697608	to	$15.039710	$3,707,500	1.00%	to	1.30%	0.87%	to	0.92%	5.12%	to	5.44%
2014	328,906	$13.981168	to	$14.263752	$4,674,289	1.00%	to	1.30%	—	to	—	3.26%	to	3.44%
HIMCO VIT American Funds Growth-Income Fund
2015	149,462	$14.581402	to	$14.920836	$2,215,259	1.00%	to	1.30%	1.04%	to	1.05%	(0.11)%	to	0.19%
2014	185,482	$14.598116	to	$14.893192	$2,749,165	1.00%	to	1.30%	—	to	—	2.30%	to	2.43%
HIMCO VIT American Funds International Fund
2015	299,951	$9.505775	to	$9.727120	$2,902,992	1.00%	to	1.30%	1.18%	to	1.20%	(6.06)%	to	(5.78)%
2014	353,858	$10.119357	to	$10.323945	$3,636,638	1.00%	to	1.30%	—	to	—	(6.22)%	to	(6.15)%
MFS® Core Equity Portfolio+
2015	266,913	$10.056755	to	$10.200852	$2,705,765	1.30%	to	2.85%	0.55%	to	0.55%	0.57%	to	2.01%
MFS® Massachusetts Investors Growth Stock Portfolio+
2015	217,045	$10.020765	to	$10.155009	$2,193,511	1.40%	to	2.85%	0.49%	to	0.50%	0.21%	to	1.55%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2015 noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

Hartford Life and Annuity
Insurance Company

Independent Auditors' Report

Financial Statements - Statutory-Basis
As of December 31, 2015 and 2014, and for the
Years Ended December 31, 2015, 2014 and 2013

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Deloitte & Touche LLP
185 Asylum Street
Hartford, CT 06103
USA

Tel: 860-725-3000
INDEPENDENT AUDITORS' REPORT	Fax: 860-725-3500
www.deloitte.com
To the Board of Directors of
Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2015 and 2014, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2015, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Connecticut.

Member of
Deloitte Touche Tohmatsu Limited

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2015 and 2014, or the results of its operations or its cash flows for each of the three years in the period ended December
31, 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2015 and 2014, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2015, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut as described in Note 2 to the statutory-basis financial statements.

April 8, 2016

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

	As of December 31,
	2015	2014
Admitted assets
Bonds	4,887,305,260	$5,222,504,562
Common and preferred stocks	367,027,717	421,420,428
Mortgage loans on real estate	549,789,164	630,597,256
Contract loans	113,806,515	111,304,205
Cash and short-term investments	566,901,490	1,165,885,527
Derivatives	417,711,477	438,078,322
Other invested assets	168,473,028	171,326,391
Total cash and invested assets	7,071,014,651	8,161,116,691

Investment income due and accrued	194,004,606	173,342,988
Amounts recoverable for reinsurance	51,165,193	50,979,170
Federal income tax recoverable	384,101,352	314,503,230
Net deferred tax asset	233,491,340	268,561,509
Receivables from parent, subsidiaries and affiliates	—	25,391,221
Other assets	65,038,374	89,731,025
Separate Account assets	32,190,324,610	38,162,711,736
Total admitted assets	$40,189,140,126	$47,246,337,570

Liabilities
Aggregate reserves for future benefits	3,704,807,749	$3,871,818,441
Liability for deposit-type contracts	972,209,477	1,172,347,898
Policy and contract claim liabilities	20,482,328	19,103,904
Asset valuation reserve	57,553,274	62,391,546
Interest maintenance reserve	10,254,682	24,706,940
Payables to parent, subsidiaries and affiliates	22,991,721	31,185,084
Accrued expense allowances and amounts due from Separate Accounts	(176,281,093)	(270,796,113)
Collateral on derivatives	311,806,014	283,440,461
Other liabilities	449,709,688	480,530,643
Separate Account liabilities	32,190,324,610	38,162,711,736
Total liabilities	37,563,858,450	43,837,440,540

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	252,083,454	315,634,232
Gross paid-in and contributed surplus	604,455,820	1,605,527,920
Unassigned surplus	1,766,242,402	1,485,234,878
Total capital and surplus	2,625,281,676	3,408,897,030

Total liabilities and capital and surplus	$40,189,140,126	$47,246,337,570

See notes to financial statements.

3

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

	For the years ended December 31,
	2015	2014	2013

Revenues
Premiums and annuity considerations	$313,111,457	$41,392,753,512	$(2,982,594,824)
Net investment income	237,932,132	260,902,958	347,140,114
Commissions and expense allowances on reinsurance ceded	60,644,503	381,657,599	237,724,234
Reserve adjustments on reinsurance ceded	(228,846,619)	(2,550,166,630)	(11,525,149,849)
Fee income	623,264,983	940,123,990	1,091,315,212
Other revenues	(4,452,004)	6,229,503	(32,644,968)
Total revenues	1,001,654,452	40,431,500,932	(12,864,210,081)

Benefits and expenses
Death and annuity benefits	418,149,979	427,374,112	320,204,707
Disability and other benefits	3,042,392	3,889,681	3,947,333
Surrenders and other fund withdrawals	5,551,496,373	6,345,781,545	(155,831,892)
Commissions and expense allowances	226,296,463	286,910,347	452,981,544
Increase in aggregate reserves for life and accident and health policies	(166,876,864)	(16,460,886)	(5,487,457,401)
General insurance expenses	79,333,619	111,580,027	87,609,648
Net transfers from Separate Accounts	(5,209,213,386)	(7,825,980,171)	(9,917,191,960)
Modified coinsurance adjustment on reinsurance assumed	(142,665,330)	41,005,789,588	(242,324,170)
IMR adjustment on reinsurance ceded	—	69,971,617	(515,239,930)
Other expenses	(197,464,468)	(152,993,874)	286,342,487
Total benefits and expenses	562,098,778	40,255,861,986	(15,166,959,634)

Net gain from operations before federal income tax expense (benefit)	439,555,674	175,638,946	2,302,749,553
Federal income tax expense (benefit)	26,748,125	(294,390,300)	(220,692,418)
Net gain from operations	412,807,549	470,029,246	2,523,441,971

Net realized capital losses, after tax	(331,893,122)	(374,825,322)	(1,801,673,490)
Net income	$80,914,427	$95,203,924	$721,768,481

See notes to financial statements.

4

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

	For the years ended December 31,
	2015	2014	2013

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding
Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning of year	1,605,527,920	1,724,153,661	2,771,903,231
Capital return	(1,001,072,100)	(118,625,741)	(1,047,749,570)
Balance, end of year	604,455,820	1,605,527,920	1,724,153,661

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	315,634,232	356,288,911	169,606,804
Amortization and decreases of gain on inforce reinsurance	(63,550,778)	(40,654,679)	(215,694,859)
Additions to gain on inforce reinsurance	—	—	402,376,966
Balance, end of year	252,083,454	315,634,232	356,288,911

Unassigned funds
Balance, beginning of year	1,485,234,878	997,664,886	82,204,354

Net income	80,914,427	95,203,924	721,768,481
Change in net unrealized capital gains (losses) on investments, net of tax	102,292,375	183,246,494	(154,476,512)
Change in net unrealized foreign exchange capital gains	1,376,191	72,274,886	363,986,509
Change in net deferred income tax	122,153,376	(120,170,337)	(375,254,834)
Change in asset valuation reserve	4,838,272	(19,169,603)	119,349,251
Change in nonadmitted assets	(30,567,117)	276,184,628	240,087,637
Balance, end of year	1,766,242,402	1,485,234,878	997,664,886

Capital and surplus
Balance, end of year	$2,625,281,676	$3,408,897,030	$3,080,607,458

See notes to financial statements.

5

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

	For the years ended December 31,
	2015	2014	2013

Operating activities
Premiums and annuity considerations	$310,103,532	$213,032,252	$15,820,221
Net investment income	250,518,416	270,311,416	364,733,620
Reserve adjustments on reinsurance	(228,846,619)	(2,550,166,630)	(11,525,149,849)
Miscellaneous income	714,984,650	1,325,441,429	1,635,924,081
Total income	1,046,759,979	(741,381,533)	(9,508,671,927)

Benefits paid	5,979,381,730	7,687,606,724	(377,328,461)
Federal income tax payments (recoveries)	90,526,623	(3,253,985)	47,256,686
Net transfers from Separate Accounts	(5,303,728,406)	(7,994,301,390)	(10,148,162,354)
Other expenses	165,759,716	139,984,605	997,622,493
Total benefits and expenses	931,939,663	(169,964,046)	(9,480,611,636)
Net cash provided by (used for) operating activities	114,820,316	(571,417,487)	(28,060,291)

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	2,365,347,618	3,310,320,779	6,037,482,299
Common and preferred stocks	488,448,905	27,047,595	342,055,826
Mortgage loans	82,802,818	128,821,117	5,855,121
Derivatives and other	22,098,147	260,070,712	158,163,292
Total investment proceeds	2,958,697,488	3,726,260,203	6,543,556,538

Cost of investments acquired
Bonds	2,038,688,138	2,325,739,261	3,576,442,582
Common and preferred stocks	451,838,635	328,136,634	55,567,364
Mortgage loans	1,829,406	7,465,000	27,000,000
Real estate	—	1,985,128	589,238
Derivatives and other	228,276,612	282,240,093	1,270,287,989
Total investments acquired	2,720,632,791	2,945,566,116	4,929,887,173
Net increase (decrease) in contract loans	2,502,310	(2,313,898)	(7,915,459)
Net cash provided by investing activities	235,562,387	783,007,985	1,621,584,824

Financing and miscellaneous activities
(Return of) Paid-in of surplus	(1,000,000,000)	262,417,164	(1,049,578,625)
Funds held under reinsurance treaties with unauthorized reinsurers	—	—	(2,725,663,492)
Collateral (paid) received on investment repurchase program	—	—	(1,614,859,275)
Other cash provided (used)	50,633,260	(381,312,055)	2,856,983,877
Net cash used for financing and miscellaneous activities	(949,366,740)	(118,894,891)	(2,533,117,515)

Net (decrease) increase in cash and short-term investments	(598,984,037)	92,695,607	(939,592,982)
Cash and short-term investments, beginning of year	1,165,885,527	1,073,189,920	2,012,782,902
Cash and short-term investments, end of year	$566,901,490	$1,165,885,527	$1,073,189,920

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, common stock and other invested assets	(83,294,060)	—	—
Non-cash acquisitions from invested asset exchanges - bonds, common stock and other invested assets	(83,294,060)	—	—
IMR adjustment on reinsurance ceded	—	(69,971,619)	515,239,930
Capital contribution from parent to settle intercompany balances related to stock compensation	1,072,101	(2,115,721)	1,924,751
Capital contribution to subsidiary to settle intercompany balances related to stock compensation	—	—	177,694
Non-cash premiums for reinsurance recaptured or issued	—	(41,179,608,719)	2,983,414,000
Non-cash modco adjustment for reinsurance recaptured	—	41,179,608,719	—
Non-cash return of capital to parent paid-in surplus	—	383,158,626	—
Non-cash return of capital to parent bond proceeds	—	(383,158,626)	—
Non-cash transfer of bonds for the reinsurance transaction	—	—	(5,305,075,000)
Non-cash transfer of contract loans for the reinsurance transaction	—	—	253,685,000
Non-cash transfer of mortgage loans for the reinsurance transaction	—	—	(184,962,000)
Non-cash transfer of investment income for the reinsurance transaction	—	—	(63,149,000)
Non-cash transfer of deposit liabilities for the reinsurance transaction	—	—	24,594,000
Non-cash transfer of funds withheld for the reinsurance transaction	—	—	2,768,953,000
Non-cash transfer other for the reinsurance transaction	—	—	29,910,000
See notes to financial statements.

6

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

1. Organization and Description of Business

Hartford Life and Annuity Insurance Company (“HLAI” or the “Company”) is a wholly-owned subsidiary of Hartford Life Insurance Company (“HLIC”), which is a direct subsidiary of Hartford Life, Inc. (“HLI”). HLI is indirectly owned by The Hartford Financial Services Group, Inc. (“The Hartford”).

On March 21, 2012, the Company's ultimate parent, The Hartford, announced that it had decided to focus on its property and casualty, group benefits and mutual funds businesses. As a result, The Hartford sold its individual life and retirement plans businesses in January 2013. See Notes 6 and 12.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of HLAI have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Connecticut Department of Insurance (“the Department”). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	State of Domicile	2015	2014	2013
Net income
1. HLAI state basis	CT	$80,914,427	$95,203,924	$721,768,481
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)		(8,788,709)	17,206,071	(180,280,857)
		(8,788,709)	17,206,071	(180,280,857)
3. State permitted practices that change NAIC SAP		—	—	—
4. Net SAP (1-2-3=4)		$89,703,136	$77,997,853	$902,049,338
Surplus
5. HLAI state basis	CT	$2,625,281,676	$3,408,897,030	$3,080,607,458
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)		135,911,291	144,700,000	127,493,929
		135,911,291	144,700,000	127,493,929
7. State permitted practices that change NAIC SAP		—	—	—
8. NAIC SAP (5-6-7=8)		$2,489,370,385	$3,264,197,030	$2,953,113,529

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

7

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.
for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.
recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.
development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.	exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.
establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.
the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

7.
for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder’s Equity;

8.
for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus

8

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.
the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.
deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.	comprehensive income and its components are not presented in the statutory-basis financial statements;

12.
for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

13.
embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1960, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 3.50% to 9.50% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2015 and 2014, the Company had $6,043,071,722 and $9,093,545,433, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”) effective January 1, 2013, for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2015 and 2014 totaled $22,105,156 and $35,932,171, respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

9

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2015 is presented below:

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
A. Subject to discretionary withdrawal
1. With market value adjustment	$26,052,459	$—	$—	$26,052,459	0.08%
2. At book value less current surrender charge of 5% or more	25,277,496	—	—	25,277,496	0.08%
3. At fair value	—	—	27,421,407,463	27,421,407,463	87.02%
4. Total with market value adjustment or at fair value	51,329,955	—	27,421,407,463	27,472,737,418	87.18%
5. At book value without adjustment (minimal or no charge or adjustment)	2,170,578,550	—	—	2,170,578,550	6.89%
B. Not subject to discretionary withdrawal	1,517,477,636	—	351,236,529	1,868,714,165	5.93%
C. Total (gross)	3,739,386,141	—	27,772,643,992	31,512,030,133	100.00%
D. Reinsurance ceded	160,496	—	—	160,496
E. Total (net)	$3,739,225,645	$—	$27,772,643,992	$31,511,869,637

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$2,758,689,425
2. Exhibit 5, Supplementary Contract Section, Total (net)	8,326,743
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	972,209,477
4. Subtotal	3,739,225,645
Separate Account Annual Statement:
5. Exhibit 3, Annuities Section, Total (net)	27,772,643,992
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	27,772,643,992
12. Combined total	$31,511,869,637

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balances, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using

10

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2015 and 2014.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $57,553,274 and $62,391,546 as of December 31, 2015 and 2014, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2015 and 2014 were $10,254,682, and $24,706,940, respectively. The net capital (losses) gains captured in the IMR, net of taxes, in 2015, 2014, and 2013 were $(63,512,225), $(93,764,541) and $430,558,728, respectively. In addition, an IMR adjustment of $(69,971,617) was included in the Company's Statement of Operations in 2014 as a result of the sale of the Japan variable and fixed annuity business and an IMR adjustment of $515,239,930 was included in the Company’s Statements of Operations in 2013 as a result of the Prudential reinsurance agreement (see Note 6). The amount of (expense) income amortized from the IMR net of taxes in 2015, 2014, and 2013 included in the Company’s Statements of Operations, was $(49,059,968), $(37,668,033) and $(7,459,495), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTIs on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-

11

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTIs on corporate and asset-backed bonds were $7,826,222, $3,447,482, and $6,200,993 for the years ended December 31, 2015, 2014 and 2013, respectively. Net realized capital losses resulting from write-downs for OTTIs on equities were $5,990,918 for the year ended December 31, 2015 and were immaterial for the years ended December 31, 2014 and 2013.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2015, 2014 and 2013, the Company had immaterial impaired mortgage loans on real estate with related allowances for credit losses.

The Company utilizes a variety of over-the-counter ("OTC"), transactions cleared through a central clearing house ("OTC-cleared"), and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions). The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

Adoption of Accounting Standards

In 2013, the Company adopted revisions to SSAP No. 64 (Offsetting and Netting of Assets and Liabilities), SSAP No. 86 and SSAP No. 103 (Transfers and Servicing of Financial Assets and Extinguishment of Liabilities). The effects of these revisions allow offsetting of financial assets and liabilities only in certain limited circumstances and will therefore disallow netting of derivatives under master netting agreements and similar arrangements under repurchase and reverse repurchase agreements. The

12

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Company adopted these changes on January 1, 2013, and as a result both Derivative assets and Derivative liabilities increased as of January 1, 2013 by $793 million, from balances as of December 31, 2012.

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,
	2015	2014	2013
Interest income from bonds and short-term investments	$212,173,262	$242,958,358	$305,078,924
Interest income from contract loans	(860,400)	(969,963)	2,579,385
Interest income from mortgage loans on real estate	27,636,257	28,512,983	32,925,013
Interest and dividends from other investments	9,425,680	2,421,947	20,673,754
Gross investment income	248,374,799	272,923,325	361,257,076
Less: investment expenses	10,442,667	12,020,367	14,116,962
Net investment income	$237,932,132	$260,902,958	$347,140,114

b. Components of Net Unrealized Capital Gains on Bonds and Short-Term Investments

	As of December 31,
	2015	2014	2013
Gross unrealized capital gains	$189,327,113	$341,537,427	$276,044,680
Gross unrealized capital losses	(61,909,343)	(21,593,952)	(81,199,685)
Net unrealized capital gains	127,417,770	319,943,475	194,844,995
Balance, beginning of year	319,943,475	194,844,995	1,295,566,736
Change in net unrealized capital gains on bonds and
and short-term investments	$(192,525,705)	$125,098,480	$(1,100,721,741)

c. Components of Net Unrealized Capital Losses on Common and Preferred Stocks

	As of December 31,
	2015	2014	2013
Gross unrealized capital gains	$3,883,408	$1,924,142	$1,716,459
Gross unrealized capital losses	(23,475,228)	(16,939,864)	(13,368,710)
Net unrealized capital losses	(19,591,820)	(15,015,722)	(11,652,251)
Balance, beginning of year	(15,015,722)	(11,652,251)	(208,897,734)
Change in net unrealized capital losses on
common and preferred stocks	$(4,576,098)	$(3,363,471)	$197,245,483

13

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

d. Components of Net Realized Capital Losses

	For the years ended December 31,
	2015	2014	2013
Bonds and short-term investments	$(5,975,818)	$(56,301,415)	$659,992,430
Common stocks - unaffiliated	(13,150,711)	(3,484,566)	(582,355)
Common stocks - affiliated	—	—	(615,935,478)
Preferred stocks - unaffiliated	—	—	(227,302)
Mortgage loans on real estate	(16,111)	3,274,093	4,909,922
Derivatives	(384,873,378)	(425,884,685)	(1,515,076,501)
Other invested assets	2,791,047	(4,996,940)	(212,614)
Net realized capital losses	(401,224,971)	(487,393,513)	(1,467,131,898)
Capital loss tax benefit	(5,819,624)	(18,803,650)	(96,017,136)
Net realized capital losses, after tax	(395,405,347)	(468,589,863)	(1,371,114,762)
Less: amounts transferred to IMR	(63,512,225)	(93,764,541)	430,558,728
Net realized capital losses, after tax	$(331,893,122)	$(374,825,322)	$(1,801,673,490)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities, calls and impairments):

	For the years ended December 31,
	2015	2014	2013
Bonds and short-term investments
Sale proceeds	$2,154,309,992	$2,594,305,896	$11,338,855,187
Gross realized capital gains on sales	24,373,425	29,569,338	812,904,415
Gross realized capital losses on sales	(19,104,209)	(84,893,069)	(113,239,883)
Unaffiliated common and preferred stock
Sale proceeds	436,339,817	26,813,405	26,639,552
Gross realized capital gains on sales	12,848,976	828,056	434,253
Gross realized capital losses on sales	(20,611,631)	(4,165,576)	(671,111)

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of OTC derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

14

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

15

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2015 and 2014 are disclosed in the table presented below. During the years 2015 and 2014, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the year ended December 31, 2015 and 2014, the average fair value for derivatives held for other investment and/or risk management activities were $(124,850,450) and $(55,486,958), respectively. The Company did not have any unrealized gains or losses during 2015 and 2014 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2015			As of December 31, 2014
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$95,000	$150	$—	$115,000	$(84)	$—
Fixed payout annuity hedge	887,558	(356,513)	—	1,109,580	(426,671)	—
Fair value hedges
Interest rate swaps	22,870	96	—	25,300	(1)	—
Replication transactions
Credit default swaps	327,000	(5,771)	(3,931)	54,900	(1,480)	(1,179)
Other investment and/or Risk Management activities
Credit default swaps	11,240	1,916	1,916	109,900	(575)	(575)
Credit default swaps - offsetting	207,994	(27)	(27)	307,419	—	—
Foreign currency swaps and forwards	355,290	4,255	4,255	30,000	39	39
GMWB hedging derivatives	7,413,043	142,031	142,031	10,157,804	170,287	170,287
Equity index swaps and options	290,034	15,969	15,969	300,449	2,698	2,697
Interest rate swaps and swaptions	—	—	—	47,000	686	686
Interest rate swaps - offsetting	392,010	(11,067)	(11,067)	392,010	(12,939)	(12,939)
Macro hedge program	4,190,401	136,597	136,597	6,383,457	140,574	140,574
Total	$14,192,440	$(72,364)	$285,743	$19,032,819	$(127,466)	$299,590

Cash Flow Hedges

Interest rate swaps: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. There were no gains and (losses) in unrealized gains and losses related to cash flow hedges for the years ended December 31, 2015 and 2014 that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Fixed payout annuity hedge: The Company formerly assumed certain variable annuity products with a guaranteed minimum income benefit ("GMIB") and continues to reinsure certain yen denominated fixed payout annuities. The Company invests in U.S. dollar denominated assets to support the reinsurance liability. The Company entered into pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Fair Value Hedges

Interest rate swaps: Interest rate swaps are used to hedge the changes in fair value of fixed rate maturity investments due to fluctuations in interest rates.

16

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Replication Transactions

Credit default swaps: The Company periodically enters into credit default swaps as part of replication transactions. Credit risk is hedged by buying protection on a specific entity by pairing with highly rated fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains / (Losses)
By strategy	For the year ended December 31, 2015	For the year ended December 31, 2014	For the year ended December 31, 2013
Credit default swaps	$867	$(178)	$(911)
Credit default swaps - offsetting	(564)	(847)	676
Foreign currency swaps and forwards	—	(1,332)	72
GMWB hedging derivatives	(277,539)	(121,874)	(321,745)
Equity index swaps, options, and futures	3,006	—	772
Commodity options	(1,020)	—	—
Interest rate swaps and swaptions	(836)	(1)	(4,649)
Interest rate swaps - offsetting	—	(1)	—
Macro hedge program	(13,786)	(185,599)	(244,645)
International program hedging instruments	—	(65,998)	(875,484)
Total	$(289,872)	$(375,830)	$(1,445,914)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Commodity options: During 2015, the Company purchased put option contracts on West Texas Intermediate oil futures in order to partially offset potential losses related to certain fixed maturity securities that could arise if oil prices decline substantially. The Company has since reduced its exposure to the targeted fixed maturity securities, and therefore, these options were terminated at the end of 2015.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from Guaranteed Minimum Death Benefit ("GMDB") and GMWB obligations.

17

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

International program hedging instruments: The Company's international variable annuity hedge program hedged variable annuities that were offered in Japan and were reinsured from HLIKK. During 2014 this hedge program was terminated due to the sale of HLIKK. For further discussion on the sale, see Note 6 - Reinsurance.

For the years ended December 31, 2015, and 2014, the Company recognized gains of $396,380 and $8,292,209, respectively, due to cash recovered on derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc. The derivative receivables were the result of the contractual collateral threshold amounts and open collateral calls prior to the bankruptcy filing as well as interest rate and credit spread movements from the date of the last collateral call to the date of the bankruptcy filing. For the year ended December 31, 2013, there were no recognized gains due to derivative receivables that were previously written-off related to the bankruptcy of Lehman Brothers Inc.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

As of December 31, 2015
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$41,800	$440	$435	2 years	Corporate Credit/ Foreign Gov.	A+	$40,800	$(506)	$(506)
Basket credit default swaps [4]
Investment grade risk exposure	160,000	869	1,380	5 years	Corporate Credit	BBB+	—	—	—
Investment grade risk exposure	229,197	(6,838)	(5,503)	6 years	CMBS Credit	AAA-	63,197	236	236
Credit linked notes
Investment grade risk exposure	50,000	49,065	49,980	1 year	Corporate Credit	A+	—	—	—
Total	$480,997	$43,536	$46,292				$103,997	$(270)	$(270)

18

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

As of December 31, 2014
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Single name credit default swaps
Investment grade risk exposure	$40,000	$726	$726	3 years	Corporate Credit/ Foreign Gov.	A+	$40,000	$(726)	$(726)
Basket credit default swaps [4]
Investment grade risk exposure	48,893	157	157	Less than 1 year	Corporate Credit	BBB+	41,592	(157)	(157)
Below investment grade	3,900	(394)	(285)	5 years	Corporate Credit	BBB-	—	—	—
Investment grade risk exposure	118,203	(1,468)	(1,277)	5 years	CMBS Credit	AA+	67,203	383	383
Credit linked notes
Investment grade risk exposure	50,000	48,465	49,960	2 years	Corporate Credit	A+	—	—	—
Total	$260,996	$47,486	$49,281				$148,795	$(500)	$(500)

[1]
The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]
Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]
The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.

[4]
Includes $389,197,000 and $170,996,000 as of December 31, 2015 and 2014, respectively, of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2015, 2014, and 2013 the Company had no losses on derivative instruments due to counterparty nonperformance.

19

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2015 and 2014, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus.

g. Bonds, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2015	Value	Gains	Losses	Value
U.S. government and government agencies and
authorities:
-Guaranteed and sponsored - excluding
asset-backed	$468,157,060	$50,347,572	$(1,615,463)	$516,889,169
-Guaranteed and sponsored - asset-backed	529,632,781	16,259,294	(1,319,449)	544,572,626
States, municipalities and political subdivisions	79,150,187	6,637,538	(380,843)	85,406,882
International governments	91,243,603	1,115,493	(4,243,423)	88,115,673
All other corporate - excluding asset-backed	2,865,485,577	100,563,530	(46,901,215)	2,919,147,892
All other corporate - asset-backed	844,366,352	13,740,711	(7,448,950)	850,658,113
Hybrid securities	9,269,700	632,025	—	9,901,725
Short-term investments	282,825,867	30,950	—	282,856,817
Total bonds and short-term investments	$5,170,131,127	$189,327,113	$(61,909,343)	$5,297,548,897

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2015	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$343,995,735	$3,848,518	$(20,922,855)	$326,921,398
Common stocks - affiliated	40,014,377	—	(2,552,373)	37,462,004
Total common stocks	$384,010,112	$3,848,518	$(23,475,228)	$364,383,402

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2015	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,644,315	$34,890	$—	$2,679,205
Total preferred stocks	$2,644,315	$34,890	$—	$2,679,205

20

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2014	Value	Gains	Losses	Value
U.S. government and government agencies and
authorities:
-Guaranteed and sponsored - excluding
asset-backed	$399,073,250	$67,069,342	$(418,269)	$465,724,323
-Guaranteed and sponsored - asset-backed	731,986,335	27,803,202	(354,553)	759,434,984
States, municipalities and political subdivisions	77,332,662	10,233,659	(291,977)	87,274,344
International governments	114,794,516	3,157,714	(2,315,776)	115,636,454
All other corporate - excluding asset-backed	2,767,506,704	198,303,298	(10,498,424)	2,955,311,578
All other corporate - asset-backed	1,111,742,867	32,840,171	(7,710,005)	1,136,873,033
Hybrid securities	20,068,228	2,130,041	—	22,198,269
Short-term investments	941,822,471	—	(4,948)	941,817,523
Total bonds and short-term investments	$6,164,327,033	$341,537,427	$(21,593,952)	$6,484,270,508

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2014	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$393,754,824	$1,863,535	$(16,012,031)	$379,606,328
Common stocks - affiliated	40,014,377	—	(927,833)	39,086,544
Total common stocks	$433,769,201	$1,863,535	$(16,939,864)	$418,692,872

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2014	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$2,727,556	$60,607	$—	$2,788,163
Total preferred stocks	$2,727,556	$60,607	$—	$2,788,163

The statement value and estimated fair value of bonds and short-term investments at December 31, 2015 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$908,703,050	$914,661,533
Due after one year through five years	2,151,357,130	2,191,265,412
Due after five years through ten years	907,853,816	915,384,336
Due after ten years	1,202,217,131	1,276,237,616
Total	$5,170,131,127	$5,297,548,897

At December 31, 2015 and 2014, securities with a statement value of $3,994,399 and $3,961,274, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

21

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

h. Mortgage Loans on Real Estate

The Company had one new mortgage loan on real estate with a lending rate of 3.47% during 2015 and had a maximum and minimum lending rate of 4.23% and 3.14% for loans during 2014. During 2015 and 2014, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2015 and 2014, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 75%. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2015 and 2014, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2015 and 2014, there were impaired loans with a related allowance for credit losses of $173,060 and $354,506 with interest income recognized during the period the loans were impaired of $0 and $2,307,204, respectively.

i. Restructured Debt in which the Company is a Creditor

The Company had recorded investments in restructured loans of $184,551, $656,131 and $0, with realized capital losses related to these loans of $914,375, $166,985 and $0, respectively, as of December 31, 2015, 2014 and 2013.

j.	Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized immaterial OTTIs of for the years ended December 31, 2015, 2014 and 2013, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

k. Security Lending, Repurchase Agreements and Other Collateral Transactions

The Company participates in securities lending programs to generate additional income. Through these programs, certain bonds within the corporate sector, foreign government/government agencies, and stocks are loaned from the Company’s portfolio to qualifying third-party borrowers in return for collateral in the form of cash or securities. Borrowers of these securities provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan for domestic and non-domestic securities, respectively. The borrower will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default, and is not reflected on the Company’s financial statements. The fair value of the loaned securities is monitored and additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities transferred. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or bonds and is reported as Securities lending reinvested collateral assets on the balance sheet. Income associated with securities lending transactions is reported as a component of net investment income on the Company’s Summary of Operations.

As of December 31, 2015, the fair value of loaned securities was approximately $4,503,313 reported in Bonds. The associated liability for cash collateral received was $4,680,498 reported in Other liabilities, in the accompanying Statements of Admitted Assets, Liabilities and Capital and Surplus with no stated maturity date. As of December 31, 2015, the securities acquired from the use of the collateral in connection with our securities lending program were money market mutual funds with amortized cost approximating fair value of $4,680,498. The Company did not have securities lending transactions that extend beyond one year from the reporting date. The Company did not have any securities on loan as of December 31, 2014.

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

As part of the repurchase agreement, the Company transfers U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains collateral in an amount equal to at least 95% of the fair value of the securities transferred. The agreements contain contractual provisions that require additional collateral to be transferred when necessary and

22

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds. Repurchase agreements include master netting provisions that provide the counterparties the right to offset claims and apply securities held by them in respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2015 and 2014, the Company had no outstanding repurchase agreements.

Reinvested proceeds from repurchase agreements and securities lending transactions consist of U.S. government and government agency securities and short-term investments. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements and dollar rolls on the Company’s liquidity and capital position are stress tested monthly, under The Hartford's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2015 and 2014, securities pledged of $323,674,925 and $374,507,633, respectively, were included in Bonds and Cash and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $67,565,308 and $34,142,540, respectively, as of December 31, 2015 and 2014, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2015 and 2014, the Company accepted cash collateral associated with derivative instruments with a statement value of $311,806,014 and $283,212,973, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash and short-term investments with a corresponding amount recorded in collateral on derivatives. The Company also accepted securities collateral as of December 31, 2015 and 2014 of $46,205,391 and $41,741,483, respectively, of which the Company has the ability to sell or repledge $46,205,391 and $41,741,483, respectively. As of December 31, 2015 and 2014, the statement value of repledged securities totaled $0 and the Company did not sell any securities. In addition, as of December 31, 2015 and 2014, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2015 and 2014.

23

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. gov't and gov't
agencies & authorities
-guaranteed & sponsored	$173,383	$171,839	$(1,544)	$7,262	$7,191	$(71)	$180,645	$179,030	$(1,615)
-guaranteed & sponsored
-asset-backed	110,102	108,813	(1,289)	484	453	(31)	110,586	109,266	(1,320)
States, municipalities &
political subdivisions	20,932	20,551	(381)	—	—	—	20,932	20,551	(381)
International governments	47,538	44,786	(2,752)	9,296	7,805	(1,491)	56,834	52,591	(4,243)
All other corporate
including international	1,191,562	1,149,602	(41,960)	37,646	32,705	(4,941)	1,229,208	1,182,307	(46,901)
All other corporate- asset-backed	160,366	158,574	(1,792)	264,139	258,482	(5,657)	424,505	417,056	(7,449)
Total fixed maturities	1,703,883	1,654,165	(49,718)	318,827	306,636	(12,191)	2,022,710	1,960,801	(61,909)
Common stock-unaffiliated	232,028	217,984	(14,044)	41,794	34,915	(6,879)	273,822	252,899	(20,923)
Common stock-affiliated	—	—	—	40,014	37,462	(2,552)	40,014	37,462	(2,552)
Total stocks	232,028	217,984	(14,044)	81,808	72,377	(9,431)	313,836	290,361	(23,475)
Total securities	$1,935,911	$1,872,149	$(63,762)	$400,635	$379,013	$(21,622)	$2,336,546	$2,251,162	$(85,384)

The following table presents amortized cost, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014:

	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. gov't and gov't
agencies & authorities
-guaranteed & sponsored	$44,690	$44,538	$(152)	$18,551	$18,285	$(266)	$63,241	$62,823	$(418)
-guaranteed & sponsored
-asset-backed	19,261	19,190	(71)	33,428	33,144	(284)	52,689	52,334	(355)
States, municipalities &
political subdivisions	—	—	—	1,399	1,107	(292)	1,399	1,107	(292)
International governments	33,194	31,940	(1,254)	18,005	16,943	(1,062)	51,199	48,883	(2,316)
All other corporate
including international	451,145	442,503	(8,642)	104,169	102,313	(1,856)	555,314	544,816	(10,498)
All other corporate- asset-backed	153,486	152,841	(645)	358,911	351,846	(7,065)	512,397	504,687	(7,710)
Short-term investments	2,078	2,073	(5)	—	—	—	2,078	2,073	(5)
Total fixed maturities	703,854	693,085	(10,769)	534,463	523,638	(10,825)	1,238,317	1,216,723	(21,594)
Common stock-unaffiliated	307,792	303,448	(4,344)	61,484	49,816	(11,668)	369,276	353,264	(16,012)
Common stock-affiliated	—	—	—	40,014	39,086	(928)	40,014	39,086	(928)
	—	—	—	—	—	—	—	—	—
Total stocks	307,792	303,448	(4,344)	101,498	88,902	(12,596)	409,290	392,350	(16,940)
Total securities	$1,011,646	$996,533	$(15,113)	$635,961	$612,540	$(23,421)	$1,647,607	$1,609,073	$(38,534)

24

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain nonadmitted items and other adjustments for NAIC SAP rules if applicable. The following discussion refers to the data presented in the table above, excluding affiliated common stock. See Note 13, Subsequent Events.

As of December 31, 2015, fixed maturities, comprised of 796 securities, accounted for approximately 75% of the Company’s total unrealized loss amount. The securities were primarily related to corporate securities concentrated in the energy sector, foreign government and government agency securities, collateralized debt obligations ("CDOs"), and CMBS, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. The remaining unrealized loss amount primarily related to the Company's investment in Hartford diversified mutual funds and foreign unaffiliated common stock. As of December 31, 2015, 96% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in unrealized losses during 2015 was primarily attributable to wider credit spreads and an increase in interest rates.

Most of the securities depressed for twelve months or more primarily relate to corporate securities concentrated in the energy sector, as well as structured securities with exposure to commercial and residential real estate. Corporate securities within the energy sector are primarily depressed due to a decline in oil prices. For certain commercial and residential real estate securities, current market spreads are wider than spreads at the securities' respective purchase dates. As of December 31, 2015, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2015.

m. Loan-backed and Structured Securities OTTIs

For the year ended December 31, 2015, the Company recognized immaterial losses for OTTIs on loan-backed and structured securities due to the intent to sell impaired securities. These securities had an amortized cost prior to recognition of the OTTI and a fair value of $388,063 and $369,750, respectively. No OTTI was recognized due to an inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

The following table summarizes OTTI recognized during 2015 for loan-backed securities held as of December 31, 2015 recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities:

1			2	3	4	5	6	7
			Book/Adj
			Carrying
			Value					Date of
			Amortized	Present Value				Financial
			Cost Before	of		Amortized	Fair	Statement
			Current Period	Projected	Recognized	Cost After	Value at	Where
CUSIP			OTTI	Cash Flows	OTTI	OTTI	Time of OTTI	Reported
46625Y	JP	9	$32,832	$26,202	$6,630	$26,202	$32,141	3/31/2015
52108H	NT	7	91,469	81,843	9,626	81,843	1,873	3/31/2015
61745M	3N	1	37,649	18,773	18,876	18,773	152	3/31/2015
46625M	PS	2	20,671	16,152	4,519	16,152	13,403	6/30/2015
52108H	NT	7	77,771	38,972	38,799	38,972	1,750	6/30/2015
61745M	3N	1	17,110	3,447	13,663	3,447	517	6/30/2015
52108H	NT	7	35,935	32,519	3,416	32,519	249	9/30/2015
46625M	AN	9	418,332	225,236	193,096	225,236	233,340	12/31/2015
46625Y	UM	3	71,173	39,273	31,900	39,273	4,968	12/31/2015
52108H	NT	7	30,522	28,502	2,020	28,502	249	12/31/2015
Total					$322,545

25

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

n. Structured Notes

The following table summarizes structured notes as of December 31, 2015:

CUSIP Identification			Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Yes/No)
03938L	AM	6	$1,396,846	$1,068,750	$1,346,643	NO
39483	BB	7	8,385,689	9,025,432	8,359,875	NO
30711X	AA	2	876,090	882,449	876,090	YES
V25125	BD	2	1,079,450	977,834	1,079,966	NO
37957T	AK	7	600,000	540,000	600,000	NO
580638	AB	0	924,834	932,800	911,888	NO
608190	AH	7	3,877,527	3,893,115	3,888,936	NO
62718Q	AA	3	10,994,565	11,333,267	10,997,742	NO
3137G0	AL	3	1,021,208	1,021,562	1,021,222	YES
3137G0	AX	7	245,684	245,705	245,695	YES
3137G0	EW	5	502,520	474,892	502,426	YES
3137G0	FW	4	2,500,000	2,410,425	2,500,000	YES
3137G0	GT	0	1,464,243	1,462,098	1,464,244	YES
3137G0	HF	9	1,250,000	1,249,060	1,250,000	YES
925369	AA	8	3,179,128	3,236,938	3,175,719	NO
Total			$38,297,784	$38,754,327	$38,220,446

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Certain of the following financial instruments are carried at fair value in the Company’s financial statements: bonds and stocks, derivatives, and Separate Account assets.

The Company's estimates of fair value for financial assets and financial liabilities are based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2	Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of

26

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

the reporting period. There were no transfers between Level 1 and Level 2 for the years ended December 31, 2015 and 2014. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.

The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2015
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$9	$9
	Common stocks - unaffiliated	326,919	—	2	326,921
	Total bonds and stocks	326,919	—	11	326,930
	Derivative assets
	Credit derivatives	—	4,224	—	4,224
	Interest rate derivatives	—	15,620	—	15,620
	Equity derivatives	—	15,969	—	15,969
	Foreign exchange derivatives	—	4,255	—	4,255
	GMWB hedging instruments	—	94,068	114,393	208,461
	Macro hedge program	—	—	169,182	169,182
	Total derivative assets	—	134,136	283,575	417,711
	Separate Account assets [1]	32,173,084	—	—	32,173,084
	Total assets accounted for at fair value	$32,500,003	$134,136	$283,586	$32,917,725
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(6,267)	$—	$(6,267)
	Interest rate derivatives	—	(26,687)	—	(26,687)
	GMWB hedging instruments	—	(36,676)	(29,753)	(66,429)
	Macro hedge program	—	—	(32,585)	(32,585)
	Total liabilities accounted for at fair value	$—	$(69,630)	$(62,338)	$(131,968)

[1]	Excludes approximately $17.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

As of December 31, 2014
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$61	$61
	International government bonds	—	835	—	835
	Common stocks - unaffiliated	125,489	—	190	125,679
	Total bonds and stocks	125,489	835	251	126,575
	Derivative assets
	Credit derivatives	—	1,256	405	1,661
	Interest rate derivatives	—	15,842	686	16,528
	Equity derivatives	—	357	2,340	2,697
	Foreign exchange derivatives	—	—	39	39
	GMWB hedging instruments	—	86,289	151,367	237,656
	Macro hedge program	—	—	179,497	179,497
	Total derivative assets	—	103,744	334,334	438,078
	Separate Account assets [1]	38,142,920	—	—	38,142,920
	Total assets accounted for at fair value	$38,268,409	$104,579	$334,585	$38,707,573
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Credit derivatives	$—	$(2,116)	$(1,299)	$(3,415)
	Interest rate derivatives	—	(28,780)	—	(28,780)
	GMWB hedging instruments	—	(41,002)	(26,368)	(67,370)
	Macro hedge program	—	—	(38,923)	(38,923)
	Total liabilities accounted for at fair value	$—	$(71,898)	$(66,590)	$(138,488)

[1]	Excludes approximately $19.8 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair values. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Investment Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee, a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”), which include various investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

The Company also has an enterprise-wide Operational Risk Management function, led by the Chief Operational Risk Officer, which is responsible for establishing, maintaining and communicating the framework, principles and guidelines of the Company’s operational risk management program. This includes model risk management which provides an independent review of the suitability, characteristics and reliability of model inputs as well as, an analysis of significant changes to current models.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by management using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most fixed maturities do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The Company's process is similar to the third-party pricing services. The Company develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Securities Working Group performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analyses and is overseen by investment and accounting professionals. As a part of these analyses, the Company considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Company places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Company ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee.

The Company conducts other specific monitoring controls around pricing. Daily analyses identify price changes over 3% for fixed maturities and 5% for equity securities and trade prices for both bonds and stocks that differ over 3% to the current day’s price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed, and missing prices. Also on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations. As of December 31, 2015 and 2014, 90% and 92%, respectively, of derivatives, based upon notional values, were priced by valuation models or quoted market prices, including discounted cash flow models and option-pricing models that utilize present value techniques, or quoted market prices. The remaining derivatives were priced by broker quotations.

The Derivatives Working Group performs ongoing analyses of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. On a daily basis, market valuations are compared to counterparty valuations for OTC derivatives. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 debt securities, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2
The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

ABS, CDOs, CMBS and residential mortgage-backed securities ("RMBS") - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. ABS and RMBS prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

Credit derivatives - Primary inputs include the swap yield curve and credit default swap curves.

Equity derivatives - Primary inputs include equity index levels.

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Level 3
Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate (“CRE”), CDOs and RMBS primarily backed by sub-prime loans. Also included in level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility, swap yield curves beyond observable limits, and commodity price curves.

Separate Account assets

Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations.

(Amounts in thousands)	December 31, 2015
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum [1]	Maximum [1]	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
CMBS	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	116bps	138bps	137bps	Decrease

[1] Basis points (bps).
[2] The weighted average is determined based on the fair value of the securities.
[3] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

(Amounts in thousands)	December 31, 2014
Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum [1]	Maximum [1]	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
CMBS	$61	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	125bps	150bps	148bps	Decrease

[1] Basis points (bps).
[2] The weighted average is determined based on the fair value of the securities.
[3] Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

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HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

(Amounts in thousands)	December 31, 2015
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
GMWB hedging instruments
Equity options	$36,810	Option model	Equity volatility	27%	29%	Increase
Equity variance swaps	(27,129)	Option model	Equity volatility	19%	21%	Increase
Customized swaps	74,959	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options [2]	169,101	Option model	Equity volatility	14%	28%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2014
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Interest rate derivatives
Interest rate swaptions	$686	Option model	Interest rate volatility	1%	1%	Increase
GMWB hedging instruments
Equity options	50,963	Option model	Equity volatility	22%	34%	Increase
Customized swaps	74,036	Discounted cash flows	Equity volatility	10%	40%	Increase
Macro hedge program
Equity options	140,574	Option model	Equity volatility	27%	28%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include corporate bonds and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the years ended December 31, 2015 and 2014, no significant adjustments were made by the Company to broker prices received.

32

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2015 and 2014:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2015	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2015
Assets
All other corporate bonds – asset-backed	$61	$41	$(255)	$(85)	$94	$256	$—	$(103)	$9
Common stocks - unaffiliated	190	—	—	32	1	—	(221)	—	2
Total bonds and stocks	251	41	(255)	(53)	95	256	(221)	(103)	11
Derivatives
Credit derivatives	(894)	—	3,224	20	—	(2,350)	—	—	—
Commodity derivatives	—	1,386	—	(551)	—	—	—	(835)	—
Equity derivatives	2,340	—	—	8,067	—	—	—	(10,407)	—
Interest rate derivatives	686	—	—	(364)	—	236	—	(558)	—
Foreign exchange derivatives	39	—	(39)	—	—	—	—	—	—
GMWB hedging instruments	124,999	—	—	(19,863)	—	—	—	(20,496)	84,640
Macro hedge program	140,574	—	—	(31,147)	—	27,170	—	—	136,597
Total derivatives [3]	267,744	1,386	3,185	(43,838)	—	25,056	—	(32,296)	221,237
Total assets	$267,995	$1,427	$2,930	$(43,891)	$95	$25,312	$(221)	$(32,399)	$221,248

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2014	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2014
Assets
All other corporate bonds	$—	$—	$—	$(4)	$2	$2	$—	$—	$—
All other corporate bonds – asset-backed	62	65	(37)	(19)	69	—	—	(79)	61
Common stocks - unaffiliated	337	—	—	(147)	—	—	—	—	190
Total bonds and stocks	399	65	(37)	(170)	71	2	—	(79)	251
Derivatives
Credit derivatives	—	—	—	—	10	(904)	—	—	(894)
Equity derivatives	—	—	—	—	2,340	—	—	—	2,340
Interest rate derivatives	—	—	—	—	(500)	1,186	—	—	686
Foreign exchange derivatives	—	39	—	—	—	—	—	—	39
GMWB hedging instruments	104,729	—	21,630	—	(12,146)	5,095	—	5,691	124,999
Macro hedge program	139,322	—	—	—	(11,126)	12,378	—	—	140,574
International hedging program	(17,464)	—	3,362	—	(776)	—	—	14,878	—
Total derivatives [3]	226,587	39	24,992	—	(22,198)	17,755	—	20,569	267,744
Total assets	$226,986	$104	$24,955	$(170)	$(22,127)	$17,757	$—	$20,490	$267,995

33

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

[1]	All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

[2]
Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

[3]	Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2015
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds and short-term investments - unaffiliated	$5,297,549	$5,170,131	$73,096	$4,948,110	$276,343	$—
Preferred stocks - unaffiliated	2,679	2,644	—	2,679	—	—
Common stocks - unaffiliated	326,921	326,921	326,919	—	2	—
Mortgage loans on real estate	560,225	549,789	—	—	560,225	—
Derivative related assets	60,543	417,711	—	(223,031)	283,574	—
Contract loans	113,807	113,807	—	—	113,807	—
Surplus debentures	14,002	12,907	—	14,002	—	—
Low-income housing tax credits ("LIHTC")	844	844	—	—	844	—
Securities lending reinvested collateral assets	4,680	4,680	4,680	—	—	—
Separate Account assets [1]	32,173,084	32,173,084	32,173,084	—	—	—
Total assets	$38,554,334	$38,772,518	$32,577,779	$4,741,760	$1,234,795	$—
Liabilities
Liability for deposit-type contracts	$(972,209)	$(972,209)	$—	$—	$(972,209)	$—
Derivative related liabilities	(132,907)	(131,968)	—	(70,570)	(62,337)	—
Separate Account liabilities	(32,174,839)	(32,174,839)	(32,174,839)	—	—	—
Total liabilities	$(33,279,955)	$(33,279,016)	$(32,174,839)	$(70,570)	$(1,034,546)	$—

[1]	Excludes approximately $17.2 million, at December 31, 2015, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

34

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

(Amounts in thousands)	December 31, 2014
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (Carrying Value)
Assets
Bonds and short-term investments - unaffiliated	$6,484,270	$6,164,327	$65,487	$6,041,183	$377,600	$—
Preferred stocks - unaffiliated	2,788	2,728	—	2,788	—	—
Common stocks - unaffiliated	379,606	379,606	379,416	—	190	—
Mortgage loans on real estate	654,290	630,597	—	—	654,290	—
Derivative related assets	11,310	438,078	—	(323,010)	334,320	—
Contract loans	111,304	111,304	—	—	111,304	—
Surplus debentures	15,010	12,965	—	15,010	—	—
LIHTC	984	984	—	—	984	—
Separate Account assets [1]	38,142,920	38,142,920	38,142,920	—	—	—
Total assets	$45,802,482	$45,883,509	$38,587,823	$5,735,971	$1,478,688	$—
Liabilities
Liability for deposit-type contracts	$(1,172,348)	$(1,172,348)	$—	$—	$(1,172,348)	$—
Derivative related liabilities	(138,776)	(138,488)	—	(72,008)	(66,768)	—
Separate Account liabilities	(38,142,920)	(38,142,920)	(38,142,920)	—	—	—
Total liabilities	$(39,454,044)	$(39,453,756)	$(38,142,920)	$(72,008)	$(1,239,116)	$—

[1]	Excludes approximately $19.8 million, at December 31, 2014, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

During the second quarter of 2014, the Company changed the valuation technique used to estimate the fair values of contract loans. The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans. Prior to the second quarter of 2014, the fair values of contract loans were estimated by utilizing discounted cash flow calculations using U.S. Treasury interest rates based on the loan durations.

At December 31, 2015 and 2014 the Company had no investments where it was not practicable to estimate fair value.

35

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

5. Income Taxes

A.	The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2015
			Ordinary	Capital	Total
	(a)	Gross DTA	$1,039,330,187	$267,323,709	$1,306,653,896
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	1,039,330,187	267,323,709	1,306,653,896
	(d)	Deferred tax assets nonadmitted	403,333,664	264,486,490	667,820,154
	(e)	Subtotal net admitted deferred tax assets	635,996,523	2,837,219	638,833,742
	(f)	Deferred tax liabilities	405,342,402	—	405,342,402
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$230,654,121	$2,837,219	$233,491,340

2				2015
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	230,654,121	2,837,219	233,491,340
		(1) DTAs expected to be realized after the balance sheet date	230,654,121	2,837,219	233,491,340
		(2) DTAs allowed per limitation threshold	XXX	XXX	358,768,550
	(c)	DTAs offset against DTLs	405,342,402	—	405,342,402
	(d)	DTAs admitted as a result of application of SSAP No. 101	$635,996,523	$2,837,219	$638,833,742

3	(a)	Ratio % used to determine recovery period and threshold limitation	2,784%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$2,391,790,336

4			2015
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$1,039,330,187	$267,323,709
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$635,996,523	$2,837,219
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	45%	2%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1				2014
			Ordinary	Capital	Total
	(a)	Gross DTA	$1,171,398,945	$67,862,097	$1,239,261,042
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	1,171,398,945	67,862,097	1,239,261,042
	(d)	Deferred tax assets nonadmitted	597,093,850	40,931,560	638,025,410
	(e)	Subtotal net admitted deferred tax assets	574,305,095	26,930,537	601,235,632
	(f)	Deferred tax liabilities	310,358,917	22,315,206	332,674,123
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$263,946,178	$4,615,331	$268,561,509

36

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

2				2014
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	263,946,178	4,615,331	268,561,509
		(1) DTAs expected to be realized after the balance sheet date	263,946,178	4,615,331	268,561,509
		(2) DTAs allowed per limitation threshold	XXX	XXX	469,257,707
	(c)	DTAs offset against DTLs	310,358,917	22,315,206	332,674,123
	(d)	DTAs admitted as a result of application of SSAP No. 101	$574,305,095	$26,930,537	$601,235,632

3	(a)	Ratio % used to determine recovery period and threshold limitation	3,233%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$3,128,384,713

4			2014
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$1,171,398,945	$67,862,097
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$574,305,095	$26,930,537
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	125%	4%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes________	No___X_____

1			Change During 2015
			Ordinary	Capital	Total
	(a)	Gross DTA	$(132,068,758)	$199,461,612	$67,392,854
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(132,068,758)	199,461,612	67,392,854
	(d)	Deferred tax assets nonadmitted	(193,760,186)	223,554,930	29,794,744
	(e)	Subtotal net admitted deferred tax assets	61,691,428	(24,093,318)	37,598,110
	(f)	Deferred tax liabilities	94,983,485	(22,315,206)	72,668,279
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$(33,292,057)	$(1,778,112)	$(35,070,169)

2			Change During 2015
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(33,292,057)	(1,778,112)	(35,070,169)
		(1) DTAs expected to be realized after the balance sheet date	(33,292,057)	(1,778,112)	(35,070,169)
		(2) DTAs allowed per limitation threshold	XXX	XXX	(110,489,157)
	(c)	DTAs offset against DTLs	94,983,485	(22,315,206)	72,668,279
	(d)	DTAs admitted as a result of application of SSAP No. 101	$61,691,428	$(24,093,318)	$37,598,110

3	(a)	Ratio % used to determine recovery period and threshold limitation	(449)%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	$(736,594,377)

37

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

4			Change During 2015
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(132,068,758)	$199,461,612
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	0%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$61,691,428	$(24,093,318)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	(80)%	(2)%

B.	DTLs are not recognized for the following amounts:

Not Applicable.

38

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

C.	Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2015	2014	Change
	(a)	Federal	$26,747,635	$(294,390,300)	$321,137,935
	(b)	Foreign	490	—	490
	(c)	Subtotal	26,748,125	(294,390,300)	321,138,425
	(d)	Federal income tax on net capital gains	(5,819,624)	(18,803,650)	12,984,026
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$20,928,501	$(313,193,950)	$334,122,451

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2015	2014	Change
	DTA: Ordinary
	Reserves	$52,731,996	$796,635	$51,935,361
	Tax deferred acquisition costs	73,930,746	63,961,807	9,968,939
	Employee benefits	11,369,418	12,443,198	(1,073,780)
	Bonds and other investments	290,088	192,740,509	(192,450,421)
	NOL/Min tax credit/Foreign tax credits	889,124,912	890,593,141	(1,468,229)
	Other	11,883,027	10,863,655	1,019,372
	Subtotal: DTA Ordinary	1,039,330,187	1,171,398,945	(132,068,758)
	Total adjusted gross ordinary DTA	1,039,330,187	1,171,398,945	(132,068,758)
	Nonadmitted ordinary DTA	403,333,664	597,093,850	(193,760,186)
	Admitted ordinary DTA	635,996,523	574,305,095	61,691,428
	DTA: Capital
	Bonds and other investments	267,323,709	67,862,097	199,461,612
	Subtotal: DTA Capital	267,323,709	67,862,097	199,461,612
	Total adjusted gross capital DTA	267,323,709	67,862,097	199,461,612
	Nonadmitted capital DTA	264,486,490	40,931,560	223,554,930
	Admitted capital DTA	2,837,219	26,930,537	(24,093,318)
	Total Admitted DTA	$638,833,742	$601,235,632	$37,598,110

DTL: Ordinary
Bonds and other investments	$306,772,356	$282,678,237	$24,094,119
Deferred and uncollected	1,221,868	113,561	1,108,307
Reserves	62,409,123	16,574,193	45,834,930
Other	34,939,055	10,992,926	23,946,129
Gross DTL ordinary	405,342,402	310,358,917	94,983,485
DTL: Capital
Investment related	—	22,315,206	(22,315,206)
Gross DTL capital	—	22,315,206	(22,315,206)
Total DTL	405,342,402	332,674,123	72,668,279
Net adjusted DTA/(DTL)	$233,491,340	$268,561,509	$(35,070,169)
Adjust for the change in deferred tax on unrealized gains/losses			127,985,420
Adjust for the stock compensation transfer			(556,617)
Adjust for the change in nonadmitted deferred tax			29,794,744
Other adjustments			(2)
Adjusted change in net deferred Income Tax			$122,153,376

39

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

D.	Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2015	income	2014	income	2013	income
	Tax effect	$101,842,924	Tax effect	$(217,990,004)	Tax effect	$417,530,035
Statutory tax - 35%	$35,645,023	35.00%	$(76,296,501)	35.00%	$146,135,512	35.00%
Tax preferred investments	(87,245,687)	(85.67)%	(66,000,000)	30.28%	(81,000,000)	(19.40)%
Interest maintenance reserve	19,337,905	18.99%	(19,633,778)	9.01%	—	—%
Amortization of inception gain	(21,619,703)	(21.23)%	(26,758,068)	12.27%	—	—%
VA Hedge Reclass	(44,333,658)	(43.53)%	—	—%	—	—%
All other	(3,008,755)	(2.95)%	(4,335,266)	1.99%	(6,590,231)	(1.58)%
Total statutory income tax	(101,224,875)	(99.39)%	(193,023,613)	88.55%	58,545,281	14.02%
Federal and foreign income taxes incurred	20,928,501	20.55%	(313,193,950)	143.68%	(316,709,554)	(75.85)%
Change in net deferred income taxes	(122,153,376)	(119.94)%	120,170,337	(55.13)%	375,254,835	89.87%
Total statutory income tax	$(101,224,875)	(99.39)%	$(193,023,613)	88.55%	$58,545,281	14.02%

E.	Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2015, the Company had $1,799,821,240 of net operating loss carryforwards which expire between 2023 and 2029 and $93,018,930 of foreign tax credit carryforwards which expire between 2019 and 2024.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2015	—
2014	—
2013	—

3. The aggregate amounts of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2015.

40

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

F.	Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within The Hartford’s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

The Hartford Financial Services Group, Inc. (Parent)	Business Management Group, Inc.
Hartford Holdings, Inc.	Nutmeg Insurance Agency, Inc.
Nutmeg Insurance Company	Hartford Lloyd's Corporation
Heritage Holdings, Inc.	1stAgChoice, Inc.
Hartford Fire Insurance Company	Access CoverageCorp, Inc.
Hartford Accident and Indemnity Company	Access CoverageCorp Technologies, Inc.
Hartford Casualty Insurance Company	Hartford Casualty General Agency, Inc.
Hartford Underwriters Insurance Company	Hartford Fire General Agency, Inc.
Twin City Fire Insurance Company	Hartford Strategic Investments LLC
Pacific Insurance Company, Limited	Hartford Underwriters General Agency, Inc.
Trumbull Insurance Company	Hartford of Texas General Agency, Inc.
Hartford Insurance Company of Illinois	Hartford Life, Inc.
Hartford Insurance Company of the Midwest	Hartford Life and Accident Insurance Company
Hartford Insurance Company of the Southeast	HIMCO Distribution Services Company
Hartford Lloyd's Insurance Company	Hartford-Comprehensive Employee Benefit Service Co.
Property & Casualty Insurance Co. of Hartford	Hartford Securities Distribution Company, Inc.
Sentinel Insurance Company, Ltd.	The Evergreen Group, Incorporated
First State Insurance Company	Hartford Administrative Services Company
New England Insurance Company	Hartford Life, LTD.
New England Reinsurance Corporation	Hartford Funds Management Group, Inc.
Fencourt Reinsurance Company, Ltd.	Hartford Life International Holding Company
Heritage Reinsurance Company, Ltd.	Hartford Life Insurance Company
New Ocean Insurance Co., Ltd.	Hartford Life and Annuity Insurance Company
Hartford Investment Management Co.	Hartford International Life Reassurance Corp.
HRA Brokerage Services. Inc.	American Maturity Life Insurance Company
Hartford Integrated Technologies, Inc.

2.	Federal Income Tax Allocation

Estimated tax payments are made quarterly, at which time intercompany tax balances are settled. In the subsequent year, additional settlements are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $12,358,106 and $44,479,130 respectively, as of December 31, 2015 and $8,969,569 and $52,130,428 respectively, as of December 31, 2014.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2015	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$13,096,202,774	$1,032,533,433	$(10,423,928,459)	$3,704,807,748
Liability for deposit-type contracts	37,351,852	934,859,443	(1,817)	972,209,478
Policy and contract claim liabilities	173,742,873	19,580,979	(172,841,525)	20,482,327
Premium and annuity considerations	1,358,118,477	108,221,449	(1,153,228,469)	313,111,457
Death, annuity, disability and other benefits	990,762,200	267,631,533	(837,201,360)	421,192,373
Surrenders and other fund withdrawals	5,789,852,802	186,423,521	(424,779,950)	5,551,496,373

41

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

2014	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$12,401,106,393	$1,048,607,747	$(9,577,895,699)	$3,871,818,441
Liability for deposit-type contracts	40,757,800	1,152,058,189	(20,468,091)	1,172,347,898
Policy and contract claim liabilities	107,460,386	18,933,697	(107,290,179)	19,103,904
Premium and annuity considerations	1,788,988,738	(73,107,311)	39,676,872,085	41,392,753,512
Death, annuity, disability and other benefits	801,686,972	293,031,891	(663,455,070)	431,263,793
Surrenders and other fund withdrawals	8,767,621,374	210,257,704	(2,632,097,533)	6,345,781,545

2013	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$11,905,322,306	$1,076,972,436	$(9,094,015,409)	$3,888,279,333
Liability for deposit-type contracts	48,225,329	1,335,518,462	(24,594,176)	1,359,149,615
Policy and contract claim liabilities	117,147,937	17,567,410	(117,061,305)	17,654,042
Premium and annuity considerations	2,263,956,031	214,306,601	(5,460,857,455)	(2,982,594,824)
Death, annuity, disability and other benefits	768,962,763	335,485,820	(780,296,543)	324,152,040
Surrenders and other fund withdrawals	11,128,056,539	211,476,401	(11,495,364,832)	(155,831,892)

a. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to us, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on our financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2015, the Company has one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. This concentration, which is actively monitored, is as follows: reserve credits totaling $10.3 billion for Prudential offset by $7.1 billion of market value of assets held in trust, for a net exposure of $3.2 billion. As of December 31, 2014, the Company had one reinsurance-related concentration of credit risk greater than 10% of the Company’s capital and surplus. The concentration, which was actively monitored, was as follows: reserve credits totaling $9.4 billion for Prudential offset by $6.7 billion of market value of assets held in trust, for a net exposure of $2.6 billion.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $135.9 million in 2015, a decrease of $8.8 million from the 2014 balance of $144.7 million. The total amount of reinsurance credits taken for this agreement was $209.0 million in 2015, a decrease of $13.6 million from the 2014 balance of $222.6 million.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential for consideration consisting primarily of a ceding commission of which $457 million, before tax, was allocated to the Company. The transaction resulted from The Hartford’s strategic business realignment announced in March 2012. The sale was structured as a reinsurance transaction and resulted in a before tax gain of approximately $1.6 billion consisting of a reinsurance gain and investment-related gains, and an estimated increase to surplus of approximately $1.4 billion, before tax. A reinsurance gain of approximately $600 million, before tax, was deferred and will be amortized over 20 years as earnings are estimated to emerge from the business reinsured. Upon closing, the Company reinsured $7.1 billion of policyholder liabilities and $3.8 billion of Separate Account liabilities under an indemnity reinsurance agreement. The Company also transferred invested assets (excluding cash) with a statement value of $5.1 billion to Prudential.

42

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

b. Reinsurance Assumed from Affiliates

On June 30, 2014, HLIC’s parent, HLI, completed the sale of all of the issued and outstanding equity of HLIKK, a Japan affiliate, to ORIX Life Insurance Corporation ("Buyer"), a subsidiary of ORIX Corporation, a Japanese company. Concurrent with the sale, HLIKK recaptured certain risks that had been reinsured to the Company and HLIC by terminating intercompany agreements. As a result, the Company recognized a reduction in surplus of approximately $165 million, including an after-tax loss of approximately $323 million, which includes the impacts of unwinding hedging derivatives related to the recaptured risks.

Upon closing, the Buyer is responsible for all liabilities for the recaptured business. The Company continues to provide reinsurance to the Buyer for approximately $0.9 billion of fixed payout annuities, as of December 31, 2015, related to the “3Win” product formerly written by HLIKK.

Under this agreement, the Buyer continues to cede the following: in-force “3Win” annuities which bundled guaranteed minimum accumulation benefits (“GMAB”), GMIB and GMDB product features and risks. The liability for this assumed reinsurance is presented within Liability for deposit-type contracts on the Statements of Admitted Assets, Liabilities and Capital and Surplus. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2015, 2014 and 2013.

The Company entered into a funding agreement with HLIC in 2009 to fund required payouts under this agreement, however the funding agreement was terminated in 2014 as a result of the sale of HLIKK.

Prior to the sale, the Company had the following reinsurance agreements with HLIKK. Under these agreements, HLIKK ceded 100% of its covered risks to the Company. The following list described the reinsurance agreements with HLIKK:

•
The Company assumed GMDB on covered contracts that have an associated GMIB rider in force on or after July 31, 2006, and GMIB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected premiums of $0, $(187,673,983) and $89,335,190 for the years ended December 31, 2015, 2014 and 2013, respectively.

•
The Company assumed certain in-force and prospective GMIB and GMDB riders issued on or after February 1, 2008. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2015, 2014 and 2013.

•
The Company assumed certain in-force and prospective GMDB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected immaterial premiums for the years ended December 31, 2015, 2014 and 2013.

The Company had a modified coinsurance (“Modco”) reinsurance agreement with Hartford Life Limited ("HLL"), an affiliated wholly-owned subsidiary of Hartford Life International, Ltd (“HLIL”) which was novated in 2013. The Company had assumed 100% of the risks associated with GMDB and GMWB riders written by and in-force with HLL as of November 1, 2010. In connection with this agreement as of December 31, 2013, the Company recorded a net (payable)/receivable of $0, and collected premiums of $8,066,899 for the year ended December 31, 2013. The Company sold HLIL on December 12, 2013, and due to the sale of HLIL, the Company novated its Modco reinsurance agreement with HLL. See Note 12.

c. Reinsurance Ceded to Affiliates

In March 2014, the Company received permission from the Department and the Vermont Department of Financial Regulation to terminate the reinsurance agreement with its affiliate White River Life Reinsurance Company ("WRR") effective April 1, 2014. As a result the Company received a return of ceded premium related to Separate Account business totaling $41 billion offset by Modco adjustments of $41 billion; reassumed $281 million in aggregate reserves for annuity contracts; WRR returned the funds withheld totaling $281 million to the Company; and the Company paid a recapture fee of $0 to WRR. In addition, the Company received a capital contribution of $1.022 billion from its parent HLIC in support of the business recaptured.

43

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company had a Modco and coinsurance with funds withheld reinsurance agreement (“WRR Agreement”) with WRR, an affiliated captive insurance company unauthorized in the State of Connecticut. The Company ceded to WRR variable annuity contracts, associated riders, and payout annuities written by the Company; annuity contracts and associated riders assumed by the Company under unaffiliated reinsurance agreements; and GMAB, GMIB riders and GMDB risks assumed by the Company from HLIKK. Due to the sale of HLIL, the Company ceased ceding GMDB and GMWB riders assumed by the Company from HLL as of December 1, 2013. See Note 12.

Under Modco, the assets and liabilities, and under coinsurance with funds withheld, the assets, associated with the reinsured business remained on the balance sheet of the Company in segregated portfolios, and WRR received the economic risks and rewards related to the reinsured business through Modco and funds withheld adjustments.

In connection with the WRR Agreement as of December 31, 2014, the Company recorded a receivable of $0 within Amounts recoverable for reinsurance on the Statements of Admitted Assets, Liabilities and Capital and Surplus; a payable of $0, reported within Other liabilities; Funds held under reinsurance treaties with unauthorized reinsurers of $0 and paid premiums of $(41,015,622,260) and $518,156,124, for the years ended December 31, 2014 and 2013, respectively.

Effective November 1, 2007, the Company entered into a Modco and coinsurance with funds withheld reinsurance agreement with Champlain Life Reinsurance Company (“Champlain”), an affiliated captive insurance company unauthorized in the State of Connecticut. Champlain used a third-party letter of credit to back a certain portion of its statutory reserves, and this letter of credit was assigned to the Company in order to provide collateral for the Company to take reinsurance credit under this agreement. The increase in surplus, net of federal income tax, that resulted from the reinsurance agreement on the effective date was $194,430,212. This surplus benefit was amortized into income on a net of tax basis as earnings emerged from the business reinsured, resulting in a net $0 future impact to surplus. This agreement was recaptured in 2013, and the Company reported paid premiums of $(2,768,952,656) for the year ended December 31, 2013.

As a result of the sale of the individual life insurance business to Prudential, the Company simultaneously recaptured the individual life insurance assumed by Champlain. On January 2, 2013, the Company re-assumed all of the life reserves and claims payable totaling $3.0 billion from Champlain; Champlain returned the funds withheld totaling $2.8 billion to the Company; the Company paid a recapture fee of $347 million to Champlain; and, the Company ceded the recaptured reserves to Prudential. The amounts resulting from the transaction with Prudential disclosed above included the release of the Company’s remaining deferred gain of $167 million, deferred at the inception of the reinsurance to Champlain, from restricted surplus.

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Investment management fees are charged by Hartford Investment Management Company and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by the affiliate Hartford Fire Insurance Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

At December 31, 2015 and 2014, the Company reported $0 and $25,391,221, respectively, as receivables from and $22,991,721 and $31,185,084, respectively, as payables to parent, subsidiaries, and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.

The Company participates in an Intercompany Liquidity Agreement (the “Agreement”) that The Hartford entered into with its insurance company subsidiaries that are domiciled in the State of Connecticut. The Agreement allows for short-term advances of funds between Hartford affiliates for liquidity and other general corporate purposes. The Company had no issued and outstanding notes as of December 31, 2015 and 2014.

On June 29, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on July 15, 2015.

44

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

On January 9, 2015, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on January 30, 2015.

On July 8, 2014, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $500,000,000 from HLAI to HLIC, and $500,000,000 from HLIC to HLI. HLAI and HLIC paid these returns of capital on July 15, 2014.

On January 30, 2014, The Hartford received permission from the Department to pay extraordinary dividends (as returns of capital) of $642,349,730 from HLAI to HLIC and $800,000,000 from HLIC to Hartford Life and Accident Insurance Company (“HLA”). HLAI and HLIC paid these returns of capital on February 27, 2014.

In conjunction with the capitalization of HLA to support the Group Benefits business, on January 30, 2014, The Hartford received permission from the Department to distribute the shares of stock of HLIC from HLA to HLI, as an extraordinary dividend (as a return of capital). This was completed on March 3, 2014.

On February 22, 2013, the Company paid an extraordinary cash return of capital of $1.05 billion to HLIC.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

The Hartford maintains The Hartford Retirement Plan for U.S. employees, a U.S. qualified defined benefit pension plan (the “Plan”), that covers substantially all U.S. employees of the Company hired prior to January 1, 2013. The Hartford also maintains non-qualified pension plans to accrue retirement benefits in excess of Internal Revenue Code limitations. These plans shall be collectively referred to as the “Pension Plans.”

Effective December 31, 2012, The Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the Plan, although interest will continue to accrue to existing account balances. Compensation earned by employees up to December 31, 2012 will be used for purposes of calculating benefits under the Plan but there will be no future benefit accruals after that date. Participants as of December 31, 2012 will continue to earn vesting credit with respect to their frozen accrued benefits as they continue to work. The freeze also applies to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess benefit plan for certain highly compensated employees, effective December 31, 2012.

For the years ended December 31, 2015, 2014 and 2013, the Company incurred expenses related to the Pension Plans of $4,778,327, $5,780,928 and $5,659,399, respectively, related to the allocation of the net periodic benefit cost, benefit payments and funding to the Pension Plans.

The Hartford also provides certain health care and life insurance benefits for eligible retired employees. The Hartford's contribution for health care benefits will depend upon the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap for certain retirees which limits average company contributions. The Hartford has prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates on or after January 1, 2002. As of December 31, 2012, the Hartford’s other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. For the years ended December 31, 2015, 2014 and 2013, the Company incurred immaterial expense/(income) related to the other postretirement benefit plans.

Substantially all U.S. employees are eligible to participate in The Hartford Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. Eligible compensation includes overtime and bonuses but is limited to a total of $1,000,000 annually. The expense allocated to the Company for the years ended December 31, 2015 and 2014 were $1,663,096 and $2,334,909, respectively.

45

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The Company participates in postemployment plans sponsored by the Hartford Fire Insurance Company. These plans provide for medical and salary continuance benefits for employees on long-term disability. For the years ended December 31, 2015, 2014 and 2013, (income)/expense allocated to the Company for long-term disability was immaterial. The (income)/expense includes immaterial incurred expenses and immaterial valuation adjustments for the years ended December 31, 2015, 2014 and 2013, respectively.

9. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. There were no dividends paid in 2015, 2014, and 2013. For returns of capital, see Note 7. With respect to dividends to its parent HLIC, the Company’s dividend limitation under the holding company laws of Connecticut is $412,807,544 in 2016. See Note 13 Subsequent Events.

Unassigned Funds

The portion of unassigned funds reduced by each item below at December 31, was as follows:

	2015	2014
Unrealized capital losses, gross of tax	$132,572,545	$364,226,230
Nonadmitted asset values	682,502,840	651,935,726
Asset valuation reserve	57,553,274	62,391,546

10. Separate Accounts

The Company maintained Separate Account assets totaling $32,190,324,610 and $38,162,711,736 as of December 31, 2015 and 2014, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2015 and 2014, the Company’s Separate Account statement included legally insulated assets of $32,190,324,610 and $38,162,711,736, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $710,679,585, $813,720,444 and $899,999,354 for the years ended December 31, 2015, 2014 and 2013, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

46

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

An analysis of the Separate Accounts as of December 31, 2015 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2015	$—	$—	$—	$493,301,666	$493,301,666
Reserves at year-end:
For accounts with assets at:
Fair value	—	—	—	32,053,057,135	32,053,057,135
Amortized cost	—	—	—	—	—
Total reserves	—	—	—	32,053,057,135	32,053,057,135
By withdrawal characteristics:
Subject to discretionary withdrawal	—	—	—	—	—
With market value adjustment	—	—	—	27,421,407,462	27,421,407,462
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	4,280,413,144	4,280,413,144
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	31,701,820,606	31,701,820,606
Not subject to discretionary withdrawal	—	—	—	351,236,529	351,236,529
Total	$—	$—	$—	$32,053,057,135	$32,053,057,135

Below is a reconciliation of net transfers from Separate Accounts as of December 31,

	December 31, 2015	December 31, 2014	December 31, 2013
Transfer to Separate Accounts	$493,301,666	$665,027,557	$914,828,458
Transfer from Separate Accounts	5,673,300,519	8,473,206,078	10,913,496,680
Net Transfer from Separate Accounts	(5,179,998,853)	(7,808,178,521)	(9,998,668,222)
Internal exchanges and other Separate Account activity	(29,214,533)	(17,801,650)	81,476,262
Transfer from Separate Accounts on the Statements of Operations	$(5,209,213,386)	$(7,825,980,171)	$(9,917,191,960)

11. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

b. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2015, 2014, and 2013. The Company has a guaranty fund receivable of $3,771,126 and $3,771,126 as of December 31, 2015 and 2014, respectively.

47

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

c. Leases

As discussed in Note 7, transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by the Company was $6,380,352, $4,789,032 and $608,095 in 2015, 2014, and 2013, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Hartford, Connecticut.

d. Tax Matters

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2012. The audit of the years 2007-2011 were concluded in 2015, with no material impact on the Company's financial condition or results of operations. The federal audit of the years 2012 and 2013 began in March 2015 and is expected to be completed in 2016. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described in Note 5.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company recorded benefits of $87,245,687, $68,270,923 and $80,401,818 related to the Separate Account DRD for the years ended December 31, 2015, 2014, and 2013, respectively.

e. Funding Obligations

At December 31, 2015 and 2014, the Company has outstanding commitments totaling $2,256,000 and $1,772,780, respectively, to fund partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses.

12. Sales of Affiliates and Discontinued Operations

On December 12, 2013, The Company sold HLIL, a direct wholly-owned subsidiary of the Company, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285 million. At closing, HLIL’s sole asset was its subsidiary, HLL, a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The disposition resulted in a decrease is surplus of approximately $225 million, after tax. As part of the transaction, the Company novated its Modco reinsurance agreement with HLL.

48

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

The amounts related to Discontinued Operations and the effect on the Company’s Balance Sheet and Summary of Operations as of December 31, 2013 are as follows:

(Amounts in millions)			2013
Assets
a.	Line 5	Cash	$285
b.	Line 28	Total assets	(400)
Liabilities, Surplus and Other Funds
c.	Line 28	Total liabilities	—
d.	Line 37	Surplus	(225)
e.	Line 39	Total liabilities and surplus	(225)
Summary of Operations
f.	Line 1	Premiums	—
g.	Line 19	Increase in aggregate reserves for accident & health (current year less prior year)	—
h.	Line 32	Federal and foreign income taxes incurred	—
i.	Line 34	Net realized capital gains (losses)	(434)
j.	Line 35	Net income	$(472)

13. Subsequent Events

The Company has evaluated events subsequent to December 31, 2015, through April 8, 2016, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements.

On January 13, 2016, The Hartford received permission from the Department to pay an extraordinary dividend of $500,000,000 from HLAI to HLIC. HLAI paid this dividend on January 29, 2016.

On March 29, 2016, The Hartford received permission from the Department to change the ownership structure of certain of its affiliates to re-align affiliates more closely with the businesses they support. As a result, effective April 1, 2016, HLAI will sell its subsidiary Hartford Life International Holding Company ("HLIHC") to HLIC, resulting in an immaterial realized loss. In addition, HLIC will contribute its ownership interest in HLAI to HLIHC, and therefore HLIHC will become HLAI's new parent company.

49

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	All financial statements are included in Part A and Part B of the Registration Statement
(b)	(1)	Resolution of the Board of Directors of Hartford Life and Annuity Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)
	(2)	Not applicable.
	(3)	(a) Amended and Restated Principal Underwriter Agreement. (2)
	(3)	(b) Form of Dealer Agreement. (3)
	(4)	(a) Form of Individual Flexible Premium Variable Annuity Contract. (4)
	(4)	(b) Enhanced Death Benefit Rider (5)
	(4)	(c) Premium Protection Death Benefit Rider (5)
	(4)	(d) Asset Protection Death Benefit Rider (5)
	(4)	(e) Principal First (5)
	(4)	(f) Principal First Preferred (5)
	(4)	(g) Unified Benefit Rider (5)
	(4)	(h) Lifetime Income Foundation Rider (Single) (5)
	(4)	(i) Lifetime Income Foundation Rider (Joint Life / Single) (5)
	(4)	(j) Lifetime Income Builder II Rider (Single) (5)
	(4)	(k) Lifetime Income Builder II Rider (Joint Life / Spousal) (5)
	(4)	(l) The Hartford's Lifetime Income Builder Selects Rider (Single) (5)
	(4)	(m) The Hartford's Lifetime Income Builder Selects Rider (Joint Life / Spousal) (5)
	(4)	(n) The Hartford's Lifetime Income Builder Portfolios Rider (Single) (5)
	(4)	(o) The Hartford's Lifetime Income Builder Portfolios Rider (Joint Life / Spousal) (5)
	(4)	(p) Amendatory Rider -- Voluntary Program to Surrender Contract and In Force Riders And Receive Enhanced Surrender Value (8) (5) Form of Application. (4)
	(5)	Form of Application. (4)
	(6)	(a) Certificates of Incorporation of Hartford. (6)
	(6)	(b) Amended and Restated Bylaws of Hartford. (9)
	(7)	Reinsurance Agreements and Amendments
(a) ACE Tempest Life Reinsurance Ltd. (5)
(b) Swiss Re Life & Health America, Inc. (HL) (5)
(c) Swiss Re Life & Health America, Inc. (HLA) (5)
	(8)	Fund Participation Agreements and Amendments
(a) AIM Variable Insurance Funds (5)
(b) AllianceBernstein Variable Products Series Fund, Inc. (5)
(c) Fidelity Variable Insurance Products Funds (5)
(d) Hartford HLS Series Fund II, Inc. (5)
Hartford Series Fund, Inc. (5)
(e) Lord Abbett Series Fund, Inc. (5)
(f) Oppenheimer Variable Account Funds (5)
(g) Putnam Variable Trust (5)
(h) The Universal Institutional Funds, Inc. (5)

(i) Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993. (7)

(j) Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (7)
	(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel.
	(10)	Consents of Deloitte & Touche LLP.
	(11)	No financial statements are omitted
	(12)	Not applicable.
	(99)	Copy of Power of Attorney.

(1) Incorporated by reference to the Post-Effective Amendment No. 2, to the Registration Statement File No. 333-80732, filed on April 28, 1995.
(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 333-148564, filed on February 9, 2009.
(3) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 033-73568, filed on May 1, 1996.
(4) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101938, filed on April 7, 2003.
(5) Incorporated by reference to Post Effective Amendment No. 16, to the Registration Statement File No. 333-119420, filed on April 23, 2012.
(6) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-136545, filed on May 1, 2009.
(7) Incorporated by reference to Post-Effective Amendment No. 9, to the Registration Statement on Form N-4, File No. 333-148565, filed on May 3, 2010.
(8) Incorporated by reference Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, File No. 333-119420, filed on April 23, 2012.
(9) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement File No. 333-176152, filed on April 25, 2014.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Csaba Gabor	Chief Compliance Officer of Separate Accounts
John W. Gallant	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Aidan Kidney	Senior Vice President
Diane Krajewski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Matthew J. Poznar	Senior Vice President, Director*
Robert W. Paiano	Treasurer, Senior Vice President, Director*
Lisa M. Proch	Chief Compliance Officer of Talcott Resolution, Vice President, Assistant General Counsel
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

* Denotes Board of Directors.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement File No. 333-176150, filed on April 21, 2016.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2016, there were 9,406 Contract Owners.

ITEM 28. INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation
(for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Actof 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) HSD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - DC Variable Account I
Hartford Life Insurance Company - Separate Account One
Hartford Life Insurance Company - Separate Account Two
Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)
Hartford Life Insurance Company - Separate Account Two (QP Variable Account)
Hartford Life Insurance Company - Separate Account Two (Variable Account "A")
Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)
Hartford Life Insurance Company - Separate Account Ten
Hartford Life Insurance Company - Separate Account Three
Hartford Life Insurance Company - Separate Account Five
Hartford Life Insurance Company - Separate Account Seven
Hartford Life Insurance Company - Separate Account Eleven
Hartford Life Insurance Company - Separate Account Twelve
Hartford Life and Annuity Insurance Company - Separate Account One
Hartford Life and Annuity Insurance Company - Separate Account Ten
Hartford Life and Annuity Insurance Company - Separate Account Three
Hartford Life and Annuity Insurance Company - Separate Account Five
Hartford Life and Annuity Insurance Company - Separate Account Six
Hartford Life and Annuity Insurance Company - Separate Account Seven

(b) Directors and Officers of HSD

Name	Positions and Offices with Underwriter
Diana Benken	Chief Financial Officer, Controller/FINOP
Christopher S. Conner (1)	AML Compliance Officer, Chief Compliance Officer, Privacy Officer, Secretary
Christopher J. Dagnault (2)	President, Chief Executive Officer, Director
Aidan Kidney	Chairman of the Board, Director
Kathleen E. Jorens	Vice President, Assistant Treasurer
Robert W. Paiano	Senior Vice President, Treasurer
Michael Chesman	Senior Vice President, Director of Taxes
Andrew Diaz-Matos	Vice President
Donald C. Hunt	Vice President
Mark M. Sosha	Vice President
Diane Krajewski	Director

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 1500 Liberty Ridge Dr., Wayne, PA 19087
(2) Address: 500 Bielenberg Drive, Woodbury, MN 55125

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Hartford at One Hartford Plaza, Hartford, CT 06155.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. Registrant has complied with conditions one through four of the no-action letter.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Hartford, and State of Connecticut on April 21, 2016.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (Registrant)

By:	Brion S. Johnson*	*By:	/s/ Lisa Proch
	Brion S. Johnson		Lisa Proch
	President, Chief Executive Officer,		Attorney-in-Fact
Chairman of the Board

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
(Depositor)

By:	Brion S. Johnson*
Brion S. Johnson
President, Chief Executive Officer,
Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Brion S. Johnson, President, Chief Executive Officer,
Chairman of the Board, Director*
Matther J. Poznar, Senior Vice President, Director*	*By:	/s/ Lisa Proch
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Lisa Proch
Peter F. Sannizzaro, Senior Vice President, Chief Accounting Officer,		Attorney-in-Fact
Chief Financial Officer	Date:	April 21, 2016

EXHIBIT INDEX
(9)	Opinion and Consent of Lisa Proch, Assistant General Counsel
(10)	Consents of Deloitte & Touche LLP
(99)	Power of Attorney